                                                                        SBL FUND
================================================================================

                                        ANNUAL REPORT
                                        DECEMBER 31, 1999

                                        - Series A (Growth Series)
                                        - Series B
                                          (Growth-Income Series)
                                        - Series C
                                          (Money Market Series)
                                        - Series D
                                          (Worldwide Equity Series)
                                        - Series E
                                          (High Grade Income Series)
                                        - Series H
                                          (Enhanced Index Series)
                                        - Series I
                                          (International Series)
                                        - Series J (Mid Cap Series)
                                        - Series K
                                          (Global Strategic
                                          Income Series)
                                        - Series M
                                          (Global Total
                                          Return Series)
                                        - Series N
                                          (Managed Asset
                                          Allocation Series)
                                        - Series O
                                          (Equity Income Series)
                                        - Series P
                                          (High Yield Series)
                                        - Series S
                                          (Social Awareness Series)
                                        - Series V (Value Series)
                                        - Series X (Small Cap Series)
                                        - Series Y (Select 25 Series)

                                        [LOGO] SECURITY DISTRIBUTORS, INC.
                                               A Member of The Security Benefit
                                               Group of Companies

PRESIDENT'S LETTER
February 15, 2000


  [PHOTO]

John Cleland
 President


TO OUR CONTRACTHOLDERS:

With this report we welcome shareholders in five new series that have been added to SBL Fund in the past year. The new investment options include the Select 25 Series which is managed by our own Terry Milberger, as well as the portfolios managed by our two new subadvisory groups, Wellington Management Company, LLP and Bankers Trust Company. We continue to expand our product line for investors in our variable annuities, and expect to broaden our scope of offerings further in the coming year.

OUTSTANDING PERFORMANCE BY SEVERAL SERIES
We were enormously pleased with the investment performance of the Small Capitalization Series which is subadvised by Strong Capital Management Inc. Additionally, outstanding results were produced by our subadvisory firm for the Worldwide Equity Series, OppenheimerFunds, Inc. The Value Series and Midcap Series also turned in great results for the year, and the new Select 25 Series got off to a great start, gaining 23.70%(1) from its inception May 3, 1999 through the end of the year.

SOME PORTFOLIOS HAD A DIFFICULT YEAR
Reflecting the continued narrow focus in the equity markets, results were disappointing for shareholders in the Growth and Income Series and in the Growth Series as our lack of emphasis in technology penalized results for investors in these two series. Investors in the High Grade Income Series saw share prices weaken in 1999, the worst year on record for holders of intermediate- and long-maturity bonds.

EXPECTATIONS FOR THE YEAR 2000
We expect the new year to bring a broadening in the equity markets as a result of continuing global economic expansion which we expect will give more companies an opportunity to improve their earnings. We believe we are nearing a peak in long-term interest rates, bringing the light at the end of the tunnel into view for fixed income investors.

On the following pages our portfolio managers will report on their individual results and their strategies for the coming year. As always, we thank you for the continued confidence you have expressed in us as represented by your investment in SBL Fund. We invite your questions and comments at any time.


/s/ John Cleland

John Cleland, President
The Security Funds

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.



--------------------------------------------------------------------------------

SERIES A (GROWTH SERIES)
February 15, 2000


        [PHOTO]

    Terry Milberger
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

The year just completed was one of the most unusual and most difficult on record for portfolio managers who adhered to a traditional investment style of selecting companies that exhibited steady growth in earnings over long periods of time. In a year in which, on average, companies with no earnings outperformed companies with earnings, this traditional management style produced at best only modest results. The Growth Series of SBL Fund returned +8.14% in 1999, compared with +21.03% for the benchmark Standard and Poor's 500 Stock Index and a +31.49% gain for its Lipper peer group of funds.(1)

THE IMPORTANCE OF TECHNOLOGY STOCKS IN 1999
The greatest shortcoming in the portfolio in 1999 was its underweighting in technology, the sector which contributed about 70% of the benchmark's overall performance for the year. Because technology stocks had done so well in 1998, valuations of these stocks were historically very high relative to growth stocks in other sectors of the market. In addition to being concerned about valuation levels which looked unattractive for investment at the beginning of 1999, we were wary of the effects of computer century date change ("Y2K") problems on orders for technology companies. Despite these concerns, technology stocks led the markets in 1999.

In addition to an underweighting in the technology sector versus the benchmark index, two companies which we did own in the sector were poor performers. Compaq Computer Corporation lost 35% in value during the year primarily because of earnings disappointments relative to expectations. Compaq's business plan was faulty as the company continued to avoid selling to the direct markets, an area in which other companies excelled. The second stock, Xerox Corporation, fell over 60% in 1999 on earnings disappointments also. The company's traditional copiers are being used less as companies make wider use of printers connected to computers. Xerox is now shifting its focus to the printer market, but the change came too late in the year to boost the stock price.

RISING INTEREST RATES HURT THE FINANCIAL SECTOR
Our overweighting in financial stocks relative to the benchmark index also hurt performance. As interest rates climbed throughout the year interest-sensitive stocks declined in value. We held stocks of mortgage lenders Fannie Mae and Freddie Mac, companies whose business volume is heavily tied to the direction of interest rates. Other more diversified financial companies whose earnings are tied in part to the well-being of the stock markets were better performers.

SOME GOOD PERFORMERS ALSO
The best performing stock in the Growth Series during the year was Sprint Corporation (PCS Group) in the telecommunications sector. This stock rose steadily throughout the year on the strength of its cellular communications business, gaining 363% to become the second-best stock in the S&P 500 Stock Index. (The best performer was Qualcomm Inc., not a portfolio holding, which was added to the index during the year.) Computer company Sun Microsystems, Inc. gained 260%. Microsoft Corporation rose 68%, not even qualifying as a top 30 stock in the index--in order to make this list a stock had to rise 100% or more.

ADHERING TO TRADITIONAL STYLE, WITH MODIFICATIONS
Our traditional style of stock selection led us to many good companies which in 1999 were bad stocks. These included well-known companies like retail drugstore company Walgreen Company and pharmaceutical manufacturer Bristol-Myers Squibb Company. While we believe selecting companies which have displayed the ability to generate good earnings consistently will be a winning style over the long term, we realize that new eras in markets call for some modifications to standard practices.

--------------------------------------------------------------------------------
                                       2

SERIES A (GROWTH SERIES)
February 15, 2000


--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                         1 Year         5 Years        10 Years
Series A                 8.14%          23.98%         16.14%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

     The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

In the year to come, we plan to add more names to the portfolio, bringing the total number of holdings to a range between 120 and 130 stocks, in order to minimize the effect of any single stocks that might underperform. We plan to emphasize growth-oriented stocks and to have more exposure in the higher-growth areas of the economy, more closely paralleling these qualities in the benchmark S&P 500 Stock Index. While not deserting the techniques which have served us so well in the past, we believe these modifications will enable the portfolio to generate returns more reflective of overall market performance in the year ahead.

Terry Milberger
Senior Portfolio Manager


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.


                        [ GRAPH ]
                  SERIES A VS. S&P 500


DATE                SBL Fund Series A         S&P 500
----                -----------------         -------
DEC       89            10,000.0000            10,000

MARCH     90            9,612.3077              9,698
JUNE      90            10178.4615             10,308
SEPT      90             8365.5522              8,887
DEC       90             9015.5074              9,683

MARCH     91            10601.9571             11,093
JUNE      91            10601.9571             11,070
SEPT      91            11232.8764             11,665
DEC       91            12270.8511             12,641

MARCH     92            12420.1488             12,318
JUNE      92            12256.6323             12,560
SEPT      92            12282.1930             12,950
DEC       92            13636.1355             13,610

MARCH     93            14327.9853             14,194
JUNE      93            14171.7611             14,267
SEPT      93            15036.4356             14,631
DEC       93            15505.8352             14,970

MARCH     94            14973.8490             14,399
JUNE      94            14723.5025             14,458
SEPT      94            15449.7213             15,170
DEC       94            15249.5707             15,166

MARCH     95            16650.6250             16,642
JUNE      95            18232.7679             18,221
SEPT      95            19646.0823             19,670
DEC       95            20855.9874             20,842

MARCH     96            22383.2447             21,975
JUNE      96            23355.1357             22,967
SEPT      96            24271.4988             23,670
DEC       96            25587.1698             25,651

MARCH     97            25608.2205             26,322
JUNE      97            29881.5200             30,927
SEPT      97            32374.9283             33,254
DEC       97            32935.2421             34,210

MARCH     98            37676.7841             38,982
JUNE      98            38882.0556             40,270
SEPT      98            34314.0769             36,267
DEC       98            41304.6511             43,987

MARCH     99            42020.5580             46,177
JUNE      99            44178.0314             49,431
SEPT      99            40327.1922             46,344
DEC       99            44665.2387             53,239


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1989, and reflects the fees and expenses of Series A. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $44,665. By comparison, the same $10,000 investment would have grown to $53,239 based on the S&P 500 Index's performance.







--------------------------------------------------------------------------------
                                        3

SERIES B (GROWTH-INCOME SERIES)
February 15, 2000



       [PHOTO]

   Mike A. Petersen
Senior Portfolio Manager


TO OUR CONTRACTHOLDERS:

1999 was a difficult year for low-risk strategies such as value, income, and a focus on low-beta stocks. The Growth-Income Series returned 1.50% for the year, compared with its Lipper peer group average of 14.51%.(1) The greatest negative factor in our portfolio performance was an underweighting in technology stocks compared with our peer funds and the benchmark S&P 500 Stock Index.

ENERGY STOCKS PERFORMED WELL

An overweighting in the energy sector served us well as oil prices doubled over the course of the year. The price increase began when the Organization of Petroleum Exporting Countries (OPEC) voted early in the year to limit production of oil. As compliance with OPEC's established quotas became evident, oil prices continued their climb.

We realized strong performance from oil service company stocks including Halliburton Company, Schlumberger Ltd., and Baker Hughes, Inc. Apache Corporation in the exploration and production side of the sector also did well. We expect oil prices to move a bit higher in 2000, and believe our holdings in the energy sector will continue to do well in the coming months.

OTHER POSITIVES FOR THE YEAR

Many basic materials companies saw their stock values rise as the global economic recovery raised demand for their products. USX-U.S. Steel Group, Inc. rose 44% on the increased demand for its goods as well as on favorable legal decisions in antidumping court cases. Integrated forest products company, Champion International Corporation and paper producer, International Paper Company, also benefited from greater demand.

Merger and acquisition activity was heavy in 1999 as companies sought to boost earnings through economies of scale. Among our natural gas industry holdings Sonat, Inc. was acquired by El Paso Energy Corporation, and MCN Energy Group, Inc. was purchased by DTE Energy Company.

TRADITIONAL STOCK SELECTION STYLES DIDN'T WORK

The greatest detractor to performance in 1999 turned out to be the same factor that has served us well in past years. The "growth at a reasonable price" style of stock selection--estimating a company's growth potential over the next two years and determining an appropriate present value for its stock--didn't work in a year in which momentum was the favorite catch word. A valuation orientation of stock selection led portfolio managers who followed such a discipline to stocks in many market sectors that underperformed for the year.

Additionally, the markets in 1999 were narrowly based, with technology stocks and a few large cap companies garnering much of the attention. In fact, the January 14, 2000 issue of the Wall Street Journal reported that if all tech stocks were removed from the S&P 500 Stock Index, its return would have fallen to 3.1% last year from its actual 21.03% return. In narrow markets such as this, a portfolio that is well diversified in order to spread the risk will generally underperform.










-------------------------------------------------------------------------------

SERIES B (GROWTH-INCOME SERIES)
February 15, 2000

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                         1 Year              5 Years        10 Years
Series B                  1.50%               16.33%          12.23%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

We are optimistic in our outlook for 2000 for traditionally managed portfolios. As the year begins stock market sentiment is high, margin debt is high, and cash levels are low. This confluence of conditions often occurs shortly before a market correction. If such a correction materializes, growth and income portfolios may outperform because of their generally more defensive nature. If the technology sector experiences a correction we plan to seek out more reasonably valued tech stocks to add to the portfolio at that time, positioning for their move upward when the correction is complete.


Michael A. Petersen
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                [ GRAPH ]


                         Series B vs. S&P 500 &
                       S&P 500/BARRA Value Index


Date               SBL Fund Series B        S&P 500    S&P 500/BARRA Value Index
----               -----------------        -------    -------------------------
DEC       89             10,000              10,000              10,000

MARCH     90          9821.8263               9,698               9,678
JUNE      90         10062.3608              10,308              10,634
SEPT      90          9276.9647               8,887               9,098
DEC       90          9555.9356               9,683              10,020

MARCH     91         10832.5821              11,093              11,670
JUNE      91         11059.5415              11,070              11,583
SEPT      91         12200.8004              11,665              12,320
DEC       91         13161.5706              12,641              13,865

MARCH     92         13053.7290              12,318              13,145
JUNE      92         12543.9326              12,560              13,111
SEPT      92         13173.1584              12,950              13,704
DEC       92         13989.5515              13,610              14,567

MARCH     93         14574.1293              14,194              14,495
JUNE      93         14725.3132              14,267              14,197
SEPT      93         15300.8393              14,631              14,191
DEC       93         15331.7814              14,970              14,812

MARCH     94         14877.9648              14,339              14,172
JUNE      94         14346.7931              14,458              14,159
SEPT      94         14873.3458              15,170              15,171
DEC       94         14873.3458              15,166              15,275

MARCH     95         15837.2552              16,642              16,775
JUNE      95         17210.2657              18,221              18,510
SEPT      95         18456.3561              19,670              19,978
DEC       95         19345.2698              20,842              21,099

MARCH     96         20570.3753              21,975              22,011
JUNE      96         21259.8532              22,967              23,555
SEPT      96         22158.8271              23,670              24,384
DEC       96         22876.1295              25,651              26,156

MARCH     97         23069.9550              26,322              27,090
JUNE      97         26410.9438              30,927              32,578
SEPT      97         27915.4447              33,254              34,494
DEC       97         28938.0140              34,210              35,706

MARCH     98         32188.4975              38,982              41,512
JUNE      98         31176.7246              40,270              43,944
SEPT      98         28392.3882              36,267              40,759
DEC       98         31223.7838              43,987              50,755

MARCH     99         31287.1150              46,177              54,249
JUNE      99         35756.7028              49,431              56,329
SEPT      99         31962.7503              46,344              54,367
DEC       99         31689.8976              53,239              65,103


                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1989, and reflects the fees and expenses of Series B. On December 31, 1999, the value of the investment would have grown to $31,690. By comparison, the same $10,000 investment would have grown to $53,239 based on the S&P 500 Index's performance. Beginning January 1, 2000 the primary benchmark will be the S&P 500/BARRA Value Index. By comparison, the same $10,000 investment would have grown to $41,757 based on the S&P 500/BARRA Value Index.








-------------------------------------------------------------------------------

SERIES C (MONEY MARKET SERIES)
February 15, 2000

TO OUR CONTRACTHOLDERS:

A market climate in which the Federal Reserve Bank's policy-making Open Market Committee elects to raise short-term interest rates is a climate in which money market funds can excel. The Money Market Series' positive return of 4.63% for the year is close to its Lipper peer group average of 4.75% and led the performance of the fixed income funds in the Security Fund family.(1)

SHORTER AVERAGE MATURITY IS A BENEFIT

In periods of rising interest rates we try to maintain a shorter-than-average maturity structure. At the end of the year, for example, the average maturity of the Money Market Series was 31 days, compared with 48 days for the benchmark IBC Financial Data, Inc. money market fund average. The maturities of our holdings are "laddered," with securities maturing almost daily. Thus, when rates are rising we can quickly adjust the average maturity of the portfolio by reinvesting the proceeds of maturing securities each day at the new higher rates. Should interest rates begin to fall we would reinvest the proceeds in securities with slightly longer maturities in order to hold the current rates as long as possible.

ADJUSTABLE RATE SECURITIES ALSO BENEFIT

Some of our portfolio holdings have adjustable interest rates that reset periodically--typically monthly--to reflect current levels. These securities also help keep the overall portfolio return competitive by reacting quickly to changes in market levels of rates. Our funding agreements as well as some of the Federal agency securities in the portfolio have this type of adjustable rate mechanism.

ASSET MIX AT YEAR END

The commercial paper in the portfolio has been reduced in favor of broader diversification and increased amounts of the floating rate issues described above. Commercial paper at year end made up 67.3% of portfolio holdings, with Federal agency discount notes adding 11.7%, other Federal Agency securities 8.6%, SBA issues 6.7%, and funding agreements 5.8%. This asset mix is more broadly diversified than in previous years, giving us more flexibility to adjust in periods such as the current environment of rising interest rates.

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                         1 Year                5 Years            10 Years
Series C                  4.63%                  5.09%               4.85%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

OUTLOOK FOR THE YEAR AHEAD

We expect the Federal Open Market Committee to continue increasing interest rates in the first quarter of 2000, and possibly into the second quarter if economic growth fails to slow to their desired 3% to 3.5% level. We believe Fed Chairman Alan Greenspan has done an excellent job of keeping inflation under control, and as global economies recover and put upward pressure on prices of basic commodities and of goods imported into the United States, Dr. Greenspan will surely continue his vigilance and adjust rates as conditions dictate. If rates continue to rise we will manage portfolio holdings to capitalize on more attractive investment opportunities as they become available.

Fixed Income Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    An investment in Series C is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and does not attempt to maintain a stable net asset value at $1.00 per share.



-------------------------------------------------------------------------------

SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 2000

                                             SUBADVISOR, OPPENHEIMERFUNDS, INC.
       [OPPENHEIMERFUNDS (R) LOGO]           PORTFOLIO MANAGER, WILLIAM L. WILBY


     [PHOTO]

 William L. Wilby
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Worldwide Equity Series of SBL Fund had outstanding performance in 1999, returning 53.67% versus the average return for its Lipper peer group of 44.18%.(1) The benchmark Morgan Stanley Capital International World Index in U.S. dollars returned 23.56% for the year.

FACTORS THAT PRODUCED OUTSTANDING RETURNS

We attribute the Series' excellent performance during the reporting period to our disciplined stock selection strategy. By identifying trends such as technological change and restructuring that are propelling global growth, we have been able to take advantage of strong individual companies that have played important roles in enabling this growth.

In addition, the global financial markets rebounded quickly and dramatically after 1998's declines. In large part, the markets' recovery was the result of actions taken by central banks worldwide as the crisis unfolded last year. The recovery was also enhanced by an increase in corporate earnings. Certain key sectors of the global markets, including the energy and semiconductor industries, began to recover after experiencing recession-like conditions for several years. Higher oil prices and robust demand for microchips helped fuel a rebound in those sectors, which positively influenced the entire marketplace.

PERFORMANCE OF MARKETS IN ASIA, EUROPE AND THE U.S.

The Asian markets rebounded strongly in early 1999 as the fear of depression eased and economies stabilized. Within Asia, Japan's stock market has had a particularly good year, driven by the widespread belief that the Japanese economy has stabilized.

The advance in European markets paused during the first several months of 1999 as the region adjusted to a new currency, the euro, which remains weak relative to the U.S. dollar. In the United States, stocks as a whole have performed very well, with the greatest returns coming from technology and economically sensitive businesses such as oil companies and other manufacturers of basic materials.

INVESTMENT FOCUS DURING THE YEAR

Throughout the reporting period we generally maintained our focus on companies based in Europe and the United States. It is important to note, however, that this strategy was not so much a reaction to broad economic or market trends as it was a result of our disciplined, bottom-up stock selection strategy. We choose investments one company at a time by evaluating their prospects in the context of long-term growth trends.

OUTLOOK FOR THE COMING YEAR

With regard to our outlook over the coming months, we currently see little reason for global stock markets to either rise or fall substantially from current levels. On one hand, most global economies are either stable or growing, and we see little likelihood of an economic collapse in any major markets. On the other hand, valuations of many growth companies remain quite









-------------------------------------------------------------------------------

SERIES D (WORLDWIDE EQUITY SERIES)
February 15, 2000



--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                         1 Year              5 Years             10 Years
Series D                 53.67%               20.67%               11.37%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

high, which should help prevent markets from rising much further. As a result, we continue to believe that the greatest returns are likely to be achieved by focusing on individual companies rather than overall markets.


William L. Wilby
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as currency fluctuations, non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

                       Series D vs. MSCI World Index &
                       Lehman Brothers High Yield Index


Date       SBL Fund Series D  MSCI World Index  Lehman Brothers High-Yield Index
----       -----------------  ----------------  --------------------------------
DEC    89         10,000           10,000                   10,000

MARCH  90      9127.1057            8,578                    9,835
JUNE   90      9203.6753            9,283                   10,249
SEPT   90      8505.5575            7,600                    9,202
DEC    90      7727.0167            8,348                    9,041

MARCH  91      8349.8493            9,181                   10,913
JUNE   91      8096.8236            8,883                   11,718
SEPT   91      8555.7529            9,522                   12,543
DEC    91      8711.7171            9,933                   13,217

MARCH  92      8488.9110            9,134                   14,194
JUNE   92      8622.5947            9,312                   14,584
SEPT   92      8218.5168            9,481                   15,151
DEC    92      8489.4569            9,471                   15,298

MARCH  93      9392.5906           10,297                   16,227
JUNE   93      9866.7358           10,936                   16,911
SEPT   93     10557.5638           11,463                   17,263
DEC    93     11167.9583           11,662                   17,918

MARCH  94     11258.3871           11,747                   17,569
JUNE   94     11461.8520           12,113                   17,510
SEPT   94     11879.9260           12,388                   17,786
DEC    94     11472.6143           12,313                   17,735

MARCH  95     11359.4721           12,906                   18,793
JUNE   95     11676.2701           13,472                   19,937
SEPT   95     12307.1298           14,241                   20,500
DEC    95     12718.8925           14,935                   21,135

MARCH  96     13565.2936           15,561                   21,509
JUNE   96     14320.1919           16,029                   21,866
SEPT   96     14526.6999           16,260                   22,741
DEC    96     14940.3581           17,025                   23,536

MARCH  97     15329.6834           17,092                   23,799
JUNE   97     16838.3189           19,685                   24,907
SEPT   97     17432.5109           20,268                   26,039
DEC    97     15904.2521           19,788                   26,544

MARCH  98     18276.7817           22,642                   27,437
JUNE   98     18050.0930           23,123                   27,740
SEPT   98     16151.5746           20,371                   26,477
DEC    98     19098.5285           24,694                   27,040

MARCH  99     19531.1262           25,596                   27,540
JUNE   99     21289.8532           26,841                   27,637
SEPT   99     21752.6761           26,463                   27,245
DEC    99     29348.5392           30,952                   27,691

                          $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1989, and reflects the fees and expenses of Series D. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $29,349. By comparison, the same $10,000 investment would have grown to $30,952 based on the MSCI Index's performance.

For the period of December 31, 1989 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securites. For this period, the Lehman Brother High Yield Index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.






-------------------------------------------------------------------------------

SERIES E (HIGH GRADE INCOME SERIES)
February 15, 2000


      [PHOTO]

  Steven M. Bowser
 Portfolio Manager


TO OUR CONTRACTHOLDERS:

In the year just completed the High Grade Income Series of SBL Fund generated a total return of -3.77%, compared with its Lipper peer group average return of -1.94%.(1) The benchmark Lehman Brothers Government/Corporate Bond Index returned -2.15% for the year.

A DIFFICULT YEAR FOR FIXED INCOME

The year just completed was the worst year on record for fixed income investments. The total return on the thirty-year U.S. Treasury bond was -14.9%, while the ten-year Treasury note didn't fare much better, falling 8.4%. The yield on the thirty-year bond rose from 5.09% at the close of 1998 to 6.48% on December 31, 1999. The fear of inflation is a bond investor's worst enemy, and although inflation has been benign for the past three years the Federal Reserve's policy making Open Market Committee (FOMC) has kept bond markets nervous with its series of interest rate increases designed to forestall inflation's emergence.

SOME FIXED INCOME MARKET SEGMENTS EXPERIENCED LESS DAMAGE

The high yield sector of the bond market experienced the least damage. At the end of the year the High Grade Income Series held 17% of its assets in this sector. Since high yield bonds tend to follow the stock markets more closely than they follow interest rate movements, they were a positive factor in the portfolio in 1999.

Mortgage-backed securities are also defensive instruments when interest rates are rising. If rates are declining, mortgage holders are inclined to refinance their mortgages to take advantage of lower interest rates. This causes more rapid paydowns of principal in the mortgage-backed securities, decreasing their attractiveness to investors. But as interest rates rise this refinancing activity slows, and the securities will generally increase in value as prepayments diminish. Fifteen percent of the assets of the Series were invested in mortgage-backed securities issued primarily by Fannie Mae and Freddie Mac home lending agencies.

In the corporate sector financial company bonds also performed well. We owned several names in this area, including Countrywide Capital, General Electric Capital Corporation, Merrill Lynch & Company, Inc. and Morgan Stanley, Dean Witter, Discover, & Company among others. However, we held a smaller weight in the financial sector than is represented in the benchmark index.

THE DETRACTORS FROM TOTAL RETURN

Our longer-maturity Federal agency debentures were the weakest performers in the portfolio when the long end of the fixed income maturity structure suffered sharp losses. A good deal of damage was done in the ten-year portion of the maturity curve as well, as issuance of new securities was concentrated heavily n this area throughout the year.

Certain portions of the corporate bond market performed poorly as well. Companies in the consumer noncyclical sector of the market tend to do well when the economy slows, but may underperform in periods of economic strength such as we have seen recently in the U.S. Bonds which we own that are issued by companies included in this sector, for example, are food & beverage-related companies such as Anheuser-Busch Companies, Inc., Pepsi Bottling Holdings, Inc., Archer-Daniels-Midland Company, and ConAgra, Inc. We added some of these names when we felt economic growth would slow in response to actions taken by the Federal Reserve. That slowdown has yet to materialize.









-------------------------------------------------------------------------------

SERIES E (HIGH GRADE INCOME SERIES)
February 15, 2000

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                            1 Year              5 Years            10 Years
Series E                    (3.77%)               6.13%               6.59%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

OUTLOOK FOR THE COMING YEAR

We expect the Federal Reserve's Open Market Committee to increase its target interest rates one or two more times in the first half of 2000. These rate hikes should finally have the desired effect of bringing about a moderate slowdown in economic growth in the U.S. While fixed income instruments will continue to experience difficulties as rates rise, we believe these pressures will ease in the second half of the year, allowing bonds to once again be attractive investments.


Steven M. Bowser
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                     [GRAPH]

                          Series E vs. Lehman Brothers
                          Government/Corporate Index &
                      Lehman Brothers Corporate Bond Index


                              Lehman Brothers Government/     Lehman Brothers
Date      SBL Fund Series E       Corporate Index          Corporate Bond Index
----      -----------------   ---------------------------  ---------------------
DEC    89        10,000                  10,000                    10,000

MARCH  90     9896.9957                   9,886                     9,913
JUNE   90    10309.0129                  10,242                    10,299
SEPT   90    10230.6417                  10,304                    10,297
DEC    90    10669.4896                  10,829                    10,706

MARCH  91    11026.0535                  11,121                    11,163
JUNE   91    11218.0495                  11,289                    11,385
SEPT   91    11846.2552                  11,939                    12,053
DEC    91    12478.9639                  12,576                    12,688

MARCH  92    12323.2202                  12,387                    12,596
JUNE   92    12790.4513                  12,889                    13,143
SEPT   92    13315.1545                  13,518                    13,764
DEC    92    13407.8354                  13,528                    13,791

MARCH  93    14200.7719                  14,159                    14,487
JUNE   93    14695.0700                  14,584                    14,971
SEPT   93    15341.8545                  15,068                    15,492
DEC    93    15100.7682                  15,024                    15,468

MARCH  94    14410.3847                  14,552                    14,924
JUNE   94    13983.0045                  14,372                    14,689
SEPT   94    13980.3767                  14,444                    14,797
DEC    94    14053.5724                  14,497                    14,861

MARCH  95    14724.5329                  15,219                    15,741
JUNE   95    15468.6890                  16,206                    16,912
SEPT   95    15812.5544                  16,516                    17,311
DEC    95    16667.9877                  17,286                    18,166

MARCH  96    16084.7377                  16,882                    17,697
JUNE   96    16084.7377                  16,961                    17,776
SEPT   96    16424.4733                  17,261                    18,131
DEC    96    16548.5877                  17,788                    18,762

MARCH  97    16369.3113                  17,635                    18,573
JUNE   97    17003.6739                  18,275                    19,339
SEPT   97    17673.7567                  18,916                    20,096
DEC    97    18208.8746                  19,523                    20,682

MARCH  98    18479.3452                  19,820                    20,999
JUNE   98    18906.8879                  20,338                    21,541
SEPT   98    19635.2939                  21,345                    22,323
DEC    98    19666.9638                  21,371                    22,458

MARCH  99    19390.6480                  21,116                    22,300
JUNE   99    19088.1942                  20,886                    21,950
SEPT   99    19104.9972                  20,998                    22,014
DEC    99    18925.7494                  20,912                    22,023

                             $10,000 Over Ten Years

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1989, and reflects the fees and expenses of Series E. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,926. By comparison, the same $10,000 investment would have grown to $20,912 based on the Lehman Brothers Government/Corporate Index's performance, and $22,023 based on the Lehman Brothers Corporate Bond Index.








--------------------------------------------------------------------------------

SERIES H (ENHANCED INDEX SERIES)
February 15, 2000

BANKERS TRUST


TO OUR CONTRACTHOLDERS:

The Enhanced Index Series began operations May 3, 1999. The core portfolio is designed to contain at least 80% of the companies represented in the Standard and Poor's 500 Stock Index. Through the use of Bankers Trust's proprietary screening process we select approximately one-fourth of these core stocks which in our view have above-average potential for appreciation in the coming months, and another one-fourth with less than average potential. We overweight or underweight these stocks accordingly, striving to add extra value above the return of the S&P 500 Stock Index itself.

We were successful in achieving this goal in the 1999 period since inception of the Series. The portfolio generated a total return of +12.32% over the period, compared with the 11% return of the S&P 500 Index.(1)

POSITIVE INFLUENCES ON RETURN

The U.S. equity market ended the year on a high note, surging ahead substantially in the final two weeks of trading. This last-minute jump in equity prices helped propel the S&P 500 Index to its fifth straight year of returns in excess of 20%.

The Series benefited from the dramatic increase in U.S. merger and acquisition activity which continued at high levels throughout the year as corporations searched for additional ways to cut costs through economies of scale. As these mergers were announced the stock prices of the companies involved often jumped sharply. Additionally, forty-one changes to the benchmark index through additions of new companies or deletions of existing companies gave boosts to many of those names as well.

We believe our use of our proprietary screens were the primary reason for our favorable performance. We consider overweighting a stock when one or more of the following shows up on our screens: a company reports a positive earnings surprise, a company becomes an acquisition target, a company is added to the S&P 500 Index, a stock has a high dividend yield or a zero dividend yield (if research shows that the company uses the funds for internal investment), or a stock's price shows significant value based on options pricing techniques.

We consider underweighting a stock if the company has a negative earnings surprise, if a company issues a seasoned equity offering (as opposed to an initial public offering of stock), or if financials show downward momentum. If none of these positive or negative screens applies, we usually hold a neutral position in the stock.

OUR OUTLOOK FOR COMING PERIODS

The central scenario for the U.S. in our view over the next few years is distinctly less rosy than recent outcomes. We expect growth of U.S. Gross Domestic Product (GDP) to slow gradually over the next year or two, accompanied by a mild pickup in inflation, somewhat slower growth in corporate profits, and a continuation of the recent backup in interest rates. In this context we think that the U.S. equity markets are likely to be much less ebullient than in recent years, though we do not anticipate a sharp correction.

We expect the markets to continue to generate positive returns (although less than in recent years) largely because the macroeconomic backdrop we envision for the U.S., though clearly not as spectacular as the "nirvana" of the past few years, is still upbeat by historical standards. We believe the economy will shift to a less favorable cyclical phase, but we still see it retaining many of the structural improvements that have taken place in recent years.


Bankers Trust Company
Enhanced Index Team

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The return has been calculated from May 3, 1999, (date of inception) to December 31, 1999 and is not annualized.



-------------------------------------------------------------------------------

SERIES H (ENHANCED INDEX SERIES)
February 15, 2000



-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                                 Since Inception
                                    (5-3-99)
Series H                             12.32%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 3, 1999, (date of inception) to December 31, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

                                    [GRAPH]

                              Series H vs. S&P 500

Date                          SBL Fund Series H                    S&P 500
----                          -----------------                    --------
May   99                          10,000.00                          10,000
May   99                           9,740.00                           9,764
June  99                          10,330.00                          10,306
July  99                           9,980.00                           9,984
Aug   99                           9,940.00                           9,934
Sept  99                           9,700.00                           9,662
Oct   99                          10,330.00                          10,274
Nov   99                          10,560.00                          10,482
Dec   99                          11,231.86                          11,099

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series H (Enhanced Index Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series H. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $11,232. By comparison, the same $10,000 investment would have grown to $11,099 based on the S&P 500.










-------------------------------------------------------------------------------

SERIES I (INTERNATIONAL SERIES)
February 15, 2000

BANKERS TRUST

TO OUR CONTRACTHOLDERS:

    [PHOTO]

  Michael Levy
Portfolio Manager


    [PHOTO]

 Robert Reiner
Portfolio Manager


    [PHOTO]

   Julie Wang
Portfolio Manager

The International Series of SBL Fund began operations May 3, 1999. The portfolio is made up largely of high quality, undervalued large cap and midcap stocks of foreign issuers in both developed and emerging countries. The portfolio managers at Bankers Trust Company, subadvisors for the Series, employ a bottom-up stock selection process, looking first at individual companies. After attractively-valued, inefficiently priced issues are chosen, the political and economic conditions of the country in which the issuing company is located are considered.

For the period from inception through December 31, 1999 the Series returned +30.00%.1 This compares very favorably with the 20.55% return of the benchmark MSCI-EAFE Index. The largest contribution to positive performance was our stock selection process, which led us to companies whose stock generally showed above-average appreciation.

A LOOK AT THE INTERNATIONAL MARKETS IN 1999

At the beginning of 1999 investors were still reeling from the effects of the Russian currency devaluation, ongoing difficulties in southeast Asia, and the seemingly imminent Brazilian currency devaluation, which were all having negative effects on the larger markets worldwide. Concerns at that time were centered on the possibility of a deflationary spiral prompted by a combination of faltering business and consumer confidence, higher interest rates and turbulence in world markets. As a consequence the portfolio was structured defensively in the early months of its existence.

During the year a series of more favorable data unfolded, helping underpin the view that global economic growth was not only positive but strengthening, which eventually led to a rise in interest rates in all G7 countries except Japan. This rise in interest rates came despite a benign inflationary environment. While headline inflation rose in response to the increase in oil prices, core inflation (overall inflation minus the volatile food and energy components) remained subdued. Global stock markets seemed to largely take this in stride.

Asian markets produced stunning returns from depressed 1998 levels. European markets, which had been decidedly mixed early in the year, recorded exceptional gains in the second half driven by increasing signs of economic recovery as well as a secular rise in telecommunications, media and technology companies. Indeed, many European markets finished near or at their all-time highs. Japan's performance by the end of the year was aided considerably by a strengthening yen.

PORTFOLIO ACTIVITY IN 1999

While we maintained core portfolio positions throughout the year, we raised our exposure to the telecommunications and technology sectors. We believed exceptional value still remained in the telecommunications area despite their already large gains, particularly among new entrants such as Colt Telecom Group plc in the United Kingdom, Equant NV in France, and NTT Mobile Communications Network, Inc., in Japan. In a related area, in our view the potential for revenue and earnings growth was not yet being fully reflected in the prices of Vodafone AirTouch PLC (U.K.), Nokia Oyj (Finland), Telefonica S.A. (Spain) and Sonera Oyj (Finland). These stocks were also added to the portfolio.

OUTLOOK FOR GLOBAL TECHNOLOGY IN 2000

Although we are very positive on the outlook for the global markets and particularly the Internet related sector as a whole, we believe a selective approach






-------------------------------------------------------------------------------

SERIES I (INTERNATIONAL SERIES)
February 15, 2000


-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                                 Since Inception
                                    (5-3-99)
Series I                             30.00%


(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return has been calculated from May 3, 1999 (date of inception) to December 31, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

is crucial. Our exposure is therefore focused on companies with a strong potential franchise and convincing business model. For example, in the Internet arena we held our position in Softbank Corporation, a Japanese Internet service and development company, because of the strength of its dominant franchise in the strongly growing Japanese Internet market. Elsewhere in the technology sector, we are maintaining our positions in Philips Electronics NV (Netherlands), SAP AG (Germany), and ASM Lithography Holding NV (Netherlands).

Michael Levy, Robert Reiner, and Julie Wang
Portfolio Managers

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The investment return has been calculated from May 3, 1999 (date of inception) to December 31, 1999 and is not annualized. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

Investing in foreign countries may involve risks, such as currency fluctuations, non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.


                                    [GRAPH]
                          Series I vs. MSCI EAFE Index

Date                 SBL Fund Series I             MSCI EAFE Index
----                 -----------------             ---------------

May   99                 9,360.00                       9,487
June  99                 9,780.00                       9,859
July  99                 9,930.00                      10,155
Aug   99                 9,830.00                      10,194
Sept  99                 9,830.00                      10,299
Oct   99                10,320.00                      10,688
Nov   99                11,230.00                      11,062
Dec   99                13,000.00                      12,056

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series I (International Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series I. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,000. By comparison, the same $10,000 investment would have grown to $12,056 based on the MSCI EAFE Index.






-------------------------------------------------------------------------------

SERIES J (MIDCAP SERIES)
February 15, 2000



     [PHOTO]

 James P. Schier
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Midcap Series of SBL Fund had an excellent year, gaining 61.86% compared with its Lipper peer group average of +46.25% and the benchmark S&P Midcap 400 Stock Index return of +13.35%.1 Portfolio performance, like the broad market performance, was led by the strength in the technology sector. Analysts at brokerage firm Merrill Lynch & Co., Inc. noted that 68% of the companies in the S&P 500 Stock Index's technology sector outperformed the overall market in 1999.

A CLOSER LOOK AT THE TECHNOLOGY HOLDINGS

The average weighting over the year in the portfolio for technology stock holdings was 37.3%, greater than the 20.7% average position in the benchmark index. The average return of those tech stocks in the portfolio was +145%. JDS Uniphase Corporation, a provider of advanced fiberoptic components to the telecommunications and cable television industries, gained over 730% during the time we held it. Veritas Software Corporation rose more than 500% and HNC Software, Inc. climbed over 300%.

Even the weaker performers in the technology sector had good gains. Nine of the companies we owned were up sharply, but didn't double--making them laggards in the sector--while six rose less than 25% apiece.

CONSUMER CYCLICALS AND HEALTH CARE ALSO DID WELL

The consumer cyclicals sector also served us well. While Internet stocks would seem to be part of the technology sector, in the benchmark index a number of them fall into the consumer cyclicals grouping. CMGI Inc., owner of business-to-business and business-to-consumer Internet companies, was a part of the portfolio in 1998 but was only owned in the first four trading days of 1999, yet gained 88% in those four days. Venture capital company Safeguard Scientifics, Inc., a company which focuses on startup companies in e-commerce and network infrastructure, was also a strong performer.

Selection within the health care sector was an important factor in positive performance as we sought companies within the genomics portion of biotechnology. Drug discovery and development company Millennium Pharmaceuticals, Inc. rose threefold during the year. Teva Pharmaceutical Industries, Ltd., a generic drug manufacturer, gained 77%.

STILL, A FEW PITFALLS

Maxwell Technologies, Inc., a company which is endeavoring to commercialize technologies developed in its years of working with the Department of Defense and with NASA, fell 75% in 1999. The company was unable to bring its products to market as soon as it had hoped to. Despite its problems last year, we continue to hold the stock and expect it to recover in 2000.

In other areas, our holdings in the energy sector gained ground, but only about half as much as the companion sector in the benchmark index. We also lagged in the communication services sector, owning no stocks in this group while the 1% weighting in the benchmark sector gained 86%.






-------------------------------------------------------------------------------

SERIES J (MIDCAP SERIES)
February 15, 2000


-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                           1 Year           5 Years              Since
                                                               Inception
                                                               (10-1-92)
Series J                   61.86%            26.43%              22.45%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

THE YEAR AHEAD MAY BE A CHALLENGE

We are not comfortable with the high valuations in many sectors of the stock market as we enter the new year. We expect to slowly trim those holdings which have appreciated substantially and which we believe offer less opportunity going forward. While we recognize the challenge in finding undervalued stocks, we will be redoubling our efforts to find growth areas that are out of favor currently.


James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.



                                    [GRAPH]

                            Series J vs. S&P Midcap


Date                      SBL Fund Series J             S&P Midcap
----                      -----------------             ----------
SEPT   92                        10,000                   10,000

DEC    92                    12470.0000                   11,176
MARCH  93                    13040.0000                   11,542
JUNE   93                    12980.0000                   11,811

SEPT   93                    13811.0455                   12,405
DEC    93                    14171.0728                   12,736
MARCH  94                    13190.9986                   12,253
JUNE   94                    12110.9168                   11,806

SEPT   94                    13267.9504                   12,605
DEC    94                    13448.0584                   12,280
MARCH  95                    13858.3042                   13,285
JUNE   95                    14708.8138                   14,443
SEPT   95                    16489.8811                   15,853
DEC    95                    16069.6293                   16,080
MARCH  96                    17270.3488                   17,071
JUNE   96                    18611.1522                   17,561

SEPT   96                    19073.0633                   18,072
DEC    96                    18969.1229                   19,166
MARCH  97                    17472.3812                   18,881
JUNE   97                    20102.0733                   21,655

SEPT   97                    23179.9947                   25,138
DEC    97                    22753.3036                   25,347
MARCH  98                    25324.0315                   28,141
JUNE   98                    24763.9235                   27,536

SEPT   98                    20685.6880                   23,554
DEC    98                    26837.7428                   30,194

MARCH  99                    26724.7913                   28,266
JUNE   99                    31040.2457                   32,269
SEPT   99                    31308.1987                   29,559

DEC    99                    43439.0762                   34,640


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series J (Midcap Series) on October 1, 1992 (date of inception), and reflects the fees and expenses of Series J. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $43,439. By comparison, the same $10,000 investment would have grown to $34,640 based on the S&P Midcap Index's performance.










-------------------------------------------------------------------------------
                                       16

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
February 15, 2000


WELLINGTON(R)
 MANAGEMENT              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP


     [PHOTO]

    L.T. Hill
Portfolio Manager

TO OUR CONTRACTHOLDERS:

Wellington Management Company, LLP assumed subadvisory responsibilities for the management of the Global Strategic Income Series on May 15, 1999. For all of 1999 the total return for the Series was +1.19%, ahead of the Lipper peer group average of +0.04%, but slightly lagging the benchmark Salomon Smith Barney World Government Bond Index return of +1.31%.(1)

WORLD BOND MARKETS IN 1999

The story of the world's bond markets in 1999 was simple: yields rose and prices fell. With the capital markets' disturbances of the fall of 1998 still fresh in their minds, bond investors began the year hoping for continued short-term interest rate reductions from the Federal Reserve and the world's other central banks. By the end of the year these same investors were hoping to avoid further interest rate increases from those very same central banks.

This dramatic change in psychology was provoked by the surprising resilience of the global economy, led by the United States' apparent fourth consecutive year of 4% real Gross Domestic Product (GDP) growth in 1999. In the face of this unexpected strength the Federal Reserve Bank raised short term interest rates three times during the year to forestall inflation. In response, interest rates on intermediate term U.S. Treasury securities shot up by approximately 1.75% and most segments of the bond markets, both in the U.S. and overseas, registered negative total returns for the year. Notable exceptions were high yield corporate bonds and emerging markets sovereign debt issues, which responded well to quickening world GDP growth and rising commodity prices.

OUR OUTLOOK FOR THE BOND MARKETS IN 2000

We expect the Federal Reserve to raise short term interest rates another 50 to 75 basis points in response to persistent above-trend economic growth. The risk of tightening more than this is small as ongoing productivity gains have likely persuaded the Fed that the economy's noninflationary speed limit is roughly 3.5% real GDP growth, not far below the 3.7% we anticipate in 2000. Further, we take some comfort in the fact that much of the bad news on monetary policy is already discounted in bond prices. However, although bonds are certainly not overvalued at their present levels, we believe that strengthening overseas economies, resurgent commodity prices, continued robust consumer spending in the U.S., and a distinctly hawkish Fed all point in the direction of somewhat higher U.S. interest rates over the coming months.

PLANS FOR THE PORTFOLIO STRUCTURE

Because of this expectation for higher rates in the near term we will continue to position the portfolio defensively with regard to interest rate risk. Longer term, however, we believe bond valuations are attractive, and we will be looking for buying opportunities once economic momentum slows.

As for sector weightings, we note that the global economic crisis of fall 1998 pushed U.S. Treasury yields down to an overbought level and Treasury yield spreads versus corporate bonds, high yield corporate bonds, and emerging markets debt issues moved to historically wide spreads. During 1999 Treasury yields reversed as liquidity and confidence returned to the









-------------------------------------------------------------------------------

SERIES K (GLOBAL STRATEGIC INCOME SERIES)
February 15, 2000




-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 19991

                        1 Year                           Since
                                                       Inception
                                                       (6-1-95)
Series K                 1.19%                           7.52%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
    ----------------------------------------------------------------------------

financial markets, and yield spreads tightened back toward what we would consider fair value levels. At current valuations we still like the incremental yield advantage offered by corporate bonds and high yield issues. We also continue to believe the global economic environment favors emerging market countries. These sectors, however, are no longer the "screaming buys" that they were a year ago, and we will be reducing portfolio exposures going forward.


Lucius T. Hill, III
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations, non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.



                                    [GRAPH]

                          Series K vs. Lehman Brothers
                        Global Bond Index, Salomon Smith
                        Barney World Government Non-U.S.
                         Hedged Index and Blended Index

                             Lehman
                             Brothers     Salomon Smith Barney
              SBL FUND        Global        World Government
Date          Series K      Bond Index    Non U.S. Hedged Index    Blended Index
----          --------      ----------    ---------------------    -------------

JUNE  95         10,000                           10,000
JUNE  95      9960.0000                           10,015
SEPT  95     10360.0000                           10,308
DEC   95     10761.0588                           10,742

MARCH 96     10824.2353                           10,726
JUNE  96     11182.2353                           10,926
SEPT  96     11761.3529                           11,288
DEC   96     12234.1235                           11,676

MARCH 97     12119.9992                           11,761
JUNE  97     12530.8467                           12,141
SEPT  97     12899.8938                           12,554
DEC   97     12890.9666                           12,914

MARCH 98     13198.1743                           13,241
JUNE  98     13339.2627                           13,562
SEPT  98     12967.3024                           14,293
DEC   98     13779.2018                           14,341

MARCH 99     13782.9392                           14,459
JUNE  99     13420.2302                           14,357
SEPT  99     13391.2135                           14,436
DEC   99     13942.5311                           14,531

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series K (Global Strategic Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series K. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,943. By comparison, the same $10,000 investment would have grown to $15,450 based on the Lehman Brothers Global Bond Index's performance.

Effective May 15, 1999, Wellington Management Company, LLP became the subadvisor for Series K. The appropriate benchmark going forward will be the Salomon Smith Barney World Government Bond Index. By comparison, the same $10,000 investment would have grown to $15,324 based on the Salomon Smith Barney World Government Bond Non-U.S. Hedged Index. Comparison is also made to a blended index of 25% Lehman Brother Aggregate Bond Index, 25% Lehman Brothers High Yield Bond Index, 25% Salomon Smith Barney World Government Non U.S. Hedged Index and 25% JP Morgan Emerging Markets Bond Index Plus. The same $10,000 investment would have grown to $15,702 based on the blended index.



-------------------------------------------------------------------------------

SERIES M (GLOBAL TOTAL RETURN SERIES)
February 15, 2000


WELLINGTON(R)
 MANAGEMENT              MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP


     [PHOTO]

David J. Goerz, III
 Portfolio Manager


TO OUR CONTRACTHOLDERS:

Wellington Management Company, LLP assumed subadvisory responsibilities for the management of the Global Total Return Series on May 15, 1999. For all of 1999 the total return for the Series was +13.97%, above the Lipper peer group average return of +13.57%.(1)

THE NATURE OF THE SERIES

The objective of the Global Total Return Series is to maximize long-term total return through investment in a portfolio of global equity and fixed income securities. The Series offers investors global participation in multiple asset classes including stocks, bonds and cash which are managed to benefit from security selection as well as asset allocation and currency opportunities. On December 31, 1999 the Series held 69.9% global equities and 30.1% global bonds and cash. Regionally the portfolio was overweight in non-U.S. equities (primarily in Europe) and underweight in North American equities.

The Series seeks to outperform a blended benchmark consisting of 80% MSCI World Equity Index and 20% Salomon Brothers World Government Bond Index. For the year as a whole (including the first four months of the year when the Series was managed in a different style) the blended index returned +20.27%.

GLOBAL MARKETS IN 1999

Global equities as represented by the MSCI World Index delivered extraordinary performance gains of over 25% during 1999, far surpassing disappointing global bond markets as represented by the 1.31% rise in the Salomon Brothers World Government Bond Index. Continued low inflation and robust growth in world economies and corporate earnings elated equity investors, as did rising confidence in Year 2000 readiness and increased liquidity extended by central banks. Performance in Europe and the Pacific Basin was particularly noteworthy as non-U.S. equities trounced the S&P 500 Stock Index during the year. U.S. value stocks paled versus the favored large-cap growth stocks, particularly in technology and communications.

Overall, high global equity exposure of the Series added considerably to 1999's total return. Investors have benefited from active currency decisions, primarily underweighting the euro, and tactical bond exposure. Returns were held back somewhat by our too-cautious stance on Japanese equities relative to U.S. stocks. In addition, our overweight to continental Europe was helpful as well.

OUR OUTLOOK FOR 2000

We recently tempered our view on global equity markets following strong performance since October. Many factors that were so constructive in 1999 for equities and detrimental for bonds have reversed. Equity valuations have deteriorated with rising stock prices and higher bond yields. Interest rate increases, required to slow economic growth and preserve low inflation, influence our current outlook despite relatively good earnings growth.

While inflation remains subdued, wages and commodity prices have begun to rise. A 15% decline in the value of the euro provides room for some optimism in continental Europe, but equities generally appear stretched by a variety of important factors that should begin soon to weigh on the markets.












-------------------------------------------------------------------------------

SERIES M (GLOBAL TOTAL RETURN SERIES)
February 15, 2000

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                                    1 Year                     Since Inception
                                                                   (6-1-95)
Series M                            13.97%                           11.79%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
    ----------------------------------------------------------------------------

The outlook for bonds has improved somewhat in recent months, although our return forecasts are still not compelling enough to increase bond exposure given accelerating economic growth and burgeoning confidence. Our outlook for the U.S. dollar also has deteriorated; thus non-U.S. holdings in our global portfolio should benefit from currency exposure.



David J. Goerz, III
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

Investing in foreign countries may involve risks, such as currency fluctuations, non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.

                                    [GRAPH]

                           Series M vs Blended Index,
                           S&P 500 & MSCI World Index

Date           SBL Fund Series M     Blended Index     S&P 500  MSCI World Index
----
JUNE  95              10,000            10,000         10,000         10,000
JUNE  95          10080.0000            10,002         10,235          9,999
SEPT  95          10490.0000            10,519         11,049         10,570
DEC   95          10710.0000            11,019         11,707         11,085


MARCH 96          11140.0000            11,384         12,343         11,549
JUNE  96          11450.0000            11,700         12,901         11,896
SEPT  96          11605.2734            11,915         13,295         12,068
DEC   96          12234.7808            12,447         14,408         12,635

MARCH 97          12275.3942            12,503         14,785         12,686
JUNE  97          13138.4285            14,093         17,372         14,610
SEPT  97          13865.4726            14,529         18,679         15,043
DEC   97          12988.3124            14,340         19,216         14,687

MARCH 98          14299.0727            16,059         21,897         16,805
JUNE  98          14412.7379            16,410         22,620         17,162
SEPT  98          12821.4261            15,017         20,371         15,119
DEC   98          14628.7016            17,546         24,708         18,328

MARCH 99          14759.9278            18,088         25,938         18,997
JUNE  99          15586.0892            18,769         27,766         19,921
SEPT  99          15142.1816            18,579         26,031         19,641
DEC   99          16672.3689            21,102         29,905         22,972


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series M (Global Total Return Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series M. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $16,672. By comparison, the same $10,000 investment would have grown to $29,905 based on the S&P 500 Index's performance. Effective May 15, 1999, Wellington Management Company became subadvisor for Series M. The appropriate benchmark going forward will be the MSCI World Index. By comparison, the same $10,000 investment would have grown to $22,972 based on the MSCI World Index. Comparison is also made to a blended index of 80% MSCI World Index and 20% Salomon Smith Barney World Government Bond Unhedged Index. The same $10,000 investment would have grown to $21,673 based on the blended index.


-------------------------------------------------------------------------------

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2000

T. ROWE PRICE [LOGO]                 SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
INVEST WITH CONFIDENCE               PORTFOLIO MANAGER, NED NOTZON

    [PHOTO]

 Edmund M. Notzon
Portfolio Manager


TO OUR CONTRACTHOLDERS:

The Managed Asset Allocation Series did well compared with its peer group of balanced funds, gaining 9.74% versus the Lipper peer group average increase of 8.58%.1 Performance lagged its blended benchmark, however. The benchmark, made up of 60% S&P 500 Stock Index and 40% Lehman Brothers Aggregate Bond Index, rose 12.00% during the year.

STRONG STOCK MARKETS AROUND THE WORLD

Large-cap U.S. stocks produced their fifth consecutive year of returns in excess of 20%, which was made possible by a strong fourth quarter rally. The rally in the fourth quarter reflected a significant broadening in global equity markets, as international and small-cap stocks saw sharp gains. International stocks as represented by the MSCI EAFE Index outperformed domestic stocks as represented by the S&P 500 Stock Index for the first time since 1993. Strong recoveries in Japanese and Latin American markets supplemented solid returns from European equities. Among domestic large-cap stocks, valuation disparities between growth and value stocks grew even more pronounced in 1999. We believe that foreign markets currently offer solid growth prospects with more attractive valuations than domestic equities.

THE ADDITION OF SMALL CAP STOCKS TO THE PORTFOLIO

As total assets in the Managed Asset Allocation portfolio approached $100 million, we felt this allowed for a suitably diversified allocation to small-cap stocks. In late 1999 we invested a portion of the portfolio in small-cap equities, represented by a blend of growth and value stocks. Despite the recent small-cap rally, which has been focused in the small-cap growth sector, we believe small-cap stocks continue to offer compelling valuations given their growth potential.

PERFORMANCE IN THE FIXED INCOME SECTOR

Our fixed income returns were bolstered by our high yield holdings, although our fixed income overweighting hampered overall returns during 1999's rising interest rate environment. The fourth quarter of 1999 saw a strong rally in spread sectors of the domestic fixed income markets as market liquidity began to return following a period of a growing supply of new corporate issuance and decreasing demand in late summer. While we think that improved liquidity over the next few months should favor bonds in general, we believe the attractive income offered by high yield bonds (those rated below the top four ratings classes by the major bond rating agencies) makes this sector particularly appealing, and we currently favor high yield bonds over investment grade securities.

OUTLOOK FOR 2000

We expect the U.S. economy to slow somewhat during the next year, although consumption is still robust, which has been putting upward pressure on rates. We expect the Fed to remain vigilant in its fight to head off inflation before it becomes a problem, but real interest rates are already high--providing attractive income for investors--and the Fed appears to be ahead of the inflation curve so far.


-------------------------------------------------------------------------------
                                       21

SERIES N (MANAGED ASSET ALLOCATION SERIES)
February 15, 2000

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 19991

                  1 Year            Since Inception
                                       (6-1-95)
Series N          9.74%                 14.53%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

Overall, we foresee a lessening of volatility in the financial market and an improvement in bond liquidity compared with 1999. Accordingly, we believe bonds offer an attractive opportunity for investors searching for income and long-term appreciation. On the equity side of the ledger, we expect corporate profit growth to remain strong, getting a boost from continuing high demand from domestic and, increasingly, international consumers. In this environment we remain optimistic about the prospects for attractive stock and bond returns over the long term.


Edmund M. Notzon
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    Investing in foreign countries may involve risks, such as currency fluctuations, non-uniform accounting practices and political instability, not associated with investing exclusively in the U.S.


                                    [GRAPH]
                      SERIES N VS BLENDED INDEX & S&P 500

DATE            SBL FUND SEREIS N         BLENDED INDEX         S&P 500
----            -----------------         -------------         -------
JUNE   95          10,000                    10,000              10,000
JUNE   95          10070.0000                10,170              10,235
SEPT   95          10440.0000                10,734              11,049
DEC    95          10730.0000                11,302              11,707

MARCH  96          10970.0000                11,585              12,343
JUNE   96          11160.0000                11,925              12,901
SEPT   96          11448.6844                12,238              13,295
DEC    96          12103.1827                13,001              14,408

MARCH  97          12203.8747                13,181              14,785
JUNE   97          13512.8712                14,741              17,372
SEPT   97          14117.2225                15,612              18,679
DEC    97          14334.0928                16,073              19,216

MARCH  98          15544.0252                17,505              21,897
JUNE   98          15946.9399                18,019              22,620
SEPT   98          15225.9347                17,270              20,371
DEC    98          16975.4327                19,445              24,708

MARCH  99          17327.5542                19,986              25,938
JUNE   99          17855.8990                20,757              27,766
SEPT   99          18955.7189                20,030              26,031
DEC    99          18628.5722                21,777              29,905

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series N. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,629. By comparison, the same $10,000 investment would have grown to $29,905 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 60% S&P 500 and 40% Lehman Brothers Aggregate Bond Index. The same $10,000 would have grown to $21,777 based on the blended index.


-------------------------------------------------------------------------------
                                       22

SERIES O (EQUITY INCOME SERIES)
February 15, 2000

T. ROWE PRICE [LOGO]                 SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
INVEST WITH CONFIDENCE               PORTFOLIO MANAGER, BRIAN C. ROGERS

     [PHOTO]

 Brian C. Rogers
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Equity Income Series of SBL Fund returned +3.13% in the year just completed, lagging its Lipper peer group average of 9.78% and the benchmark S&P 500 Stock Index's total return of 21.04%.1 It was a year in which many conservatively managed funds such as the Equity Income Series underperformed.

A STRONG, BUT UNUSUAL, MARKET PERFORMANCE

The last year of the millennium will be remembered as the year the S&P 500 Stock Index continued its unprecedented five-year streak of returns in excess of 20%, but also the year in which more S&P 500 stocks declined than advanced. It was unquestionably a disappointing year for value stocks and for the Equity Income Series. Some factors that affected us were beyond our control, but with the benefit of hindsight we can see that there are some stocks we could have avoided in favor of others.

The Series enjoyed a very strong first six months of the year, outperforming both the S&P 500 Stock Index and its Lipper peer group. However, during the second half of 1999 we struggled relative to the broad market. We discuss the large gap between performance of equity income funds and the S&P 500 Index in the following paragraphs.

A CLOSER LOOK AT 1999'S MARKET PERFORMANCE

In terms of overall market environment, 1999 was a year characterized by both a pronounced investor preference for growth stocks and an advance led by a relatively small number of companies. It is hard to imagine that in the context of such robust stock market performance more than half of the stocks in the S&P 500 Index declined in value while the rest advanced, in some cases significantly. Some of the most highly valued companies provided a disproportionate amount of the S&P 500 Index's return, with only seven companies accounting for half of it.

Most of the excitement centered on the Nasdaq Composite Index, which is dominated by technology stocks and enjoyed the lion's share of gains in 1999. The major factor behind the Equity Income Series portfolio's lagging relative performance was its underweighting in technology, a sector that nearly doubled in value last year. We would not normally expect to hold large positions in this sector, since the lofty valuations of most technology shares exclude them as candidates for purchase.

A DIFFICULT YEAR FOR VALUE INVESTORS

Value investing was rendered even more challenging by a deteriorating interest rate environment. As fixed income investors can testify, bond returns were mostly negative as interest rates rose throughout the year. Similarly, it was difficult to profit from investments in stocks with above-average dividend yields since they also suffered as rates climbed. A look at the universe of stocks with low price/earnings ratios and high dividends shows that, inversely, the lower the p/e ratio and the higher the yield, the more difficult the going in 1999--the opposite of what one would expect. This damaged our portfolio performance since these are precisely the kinds of stocks we prefer to own. However, every cloud has a silver lining. Because of their weak performance in 1999, we believe value stocks are currently extremely attractive as they are selling at the greatest price/earnings discount to the general market in 25 years.

STILL, WE HAD SOME SUCCESSES

Aside from these issues, a number of investments were successful for us. The portfolio benefited from several companies' involvement in merger and acquisition activities. Our winners included BCE Inc., Citigroup Inc., Reynolds Metals Company, Dow Jones & Company, Inc., and U.S. West, Inc. We took advantage of market volatility by adding new positions and beefing up existing holdings. Among our purchases were The Walt Disney Company, Lockheed Martin Corporation, Unilever plc, and Xerox Corporation. In our view, these companies possess far more value and appreciation potential than the market is currently giving them credit for.


-------------------------------------------------------------------------------
                                       23

SERIES O (EQUITY INCOME SERIES)
February 15, 2000

-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                  1 Year            Since Inception
                                       (6-1-95)
Series O          3.13%                 16.66%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

A CAUTIOUS BUT GENERALLY POSITIVE OUTLOOK

We expect the Fed to maintain its monetary stance in favor of tightening with a view toward restraining inflation in a rapidly growing economy. While the economic news and low rate of inflation continue to be positive, it is difficult to envision an even more positive environment for stocks than we have so far experienced. These factors prompt us to remain cautious in our expectations for 2000. However, since so many sectors were left behind in the great bull market of the past couple of years, many interesting opportunities have become available in the midst of the general euphoria.

In particular, we believe value stocks offer good potential for appreciation especially when compared with some of the more extended sectors of the market. The best strategy when our investment style has been out of favor with the overall market has been to stick to basics and concentrate on companies with below average price/earnings ratios and above-average dividend yields. We plan to continue to manage the fund in our traditionally conservative style.


Brian C. Rogers
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                    [GRAPH]
                              SERIES O VS S&P 500

DATE                    SBL FUND SERIES O                S&P 500
----                    -----------------                -------
JUNE   95                  10,000                         10,000
JUNE   95                  10060.0000                     10,235
SEPT   95                  10790.0000                     11,049
DEC    95                  11700.0000                     11,707

MARCH  96                  12270.0000                     12,343
JUNE   96                  12630.0000                     12,901
SEPT   96                  13082.1726                     13,295
DEC    96                  14044.5393                     14,408

MARCH  97                  14445.5254                     14,785
JUNE   97                  16079.5439                     17,372
SEPT   97                  17337.6004                     18,679
DEC    97                  18033.5607                     19,216

MARCH  98                  19638.6474                     21,897
JUNE   98                  19156.5204                     22,620
SEPT   98                  17710.1388                     20,371
DEC    98                  19660.0754                     24,708

MARCH  99                  19475.3297                     25,938
JUNE   99                  22015.5901                     27,766
SEPT   99                  20116.1161                     26,031
DEC    99                  20275.3066                     29,905

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995 (date of inception), and reflects the fees and expenses of Series O. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $20,275. By comparison, the same $10,000 investment would have grown to $29,905 based on the S&P 500 Index's performance.


-------------------------------------------------------------------------------
                                       24

SERIES P (HIGH YIELD SERIES)
February 15, 2000


    [PHOTO]

 David Eshnaur
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The year just completed was difficult for fixed income securities, and a particularly difficult year for the High Yield Series of SBL Fund. The Series generated a total return of +1.32%, compared with the Lipper peer group average of +3.83%.1 The benchmark Lehman Brothers High Yield Index gained 2.39% for the year.

1999'S TRENDS REVERSED MANY OF 1998'S

Many of the things that worked well for us in 1998 hurt us in 1999. In 1998, for example, high yield bonds rated BB by the major rating agencies, the sector of the market where we prefer to be, outperformed the lower-rated B issues. In 1999 this trend reversed and the lower-rated issues were the stronger performers. Our portfolio also held a 10% position in investment-grade BBB-rated issues. Unfortunately one of these issues, home security monitoring company Protection One Inc., which is 80.1% owned by electric utility provider Western Resources, Inc., was downgraded after the company advised that is was not likely to meet covenant terms on its borrowing facility. A second BBB-rated issue, manufactured housing producer Oakwood Homes Corporation, was downgraded when the rating agencies saw deterioration of the company's financial condition.

A year ago nonrated high yield bonds, which generally have a very small presence in our portfolios, fell over 7%. In 1999 nonrated issues reversed direction and gained 6.5%. The telecommunications sector has many issues that are nonrated, and this sector was a strong performer in 1999. The High Yield Series was underweighted in telecommunications, ending the year with a 12.0% weighting compared with a 21% presence in the benchmark Lehman High Yield Index.

TWO BANKRUPTCIES DAMAGED RETURNS

Oil exploration and production company Coho Energy, Inc. filed for Chapter 11 bankruptcy protection in August after failing to reach agreement with creditors on restructuring payments on its $240 million in debt. Coho saw its cash flows diminish sharply in 1998 when oil prices plunged to about $10 per barrel. They were hurt further when a limited partnership formed by private equity firm Hicks, Muse, Tate & Furst Inc. backed out of a contract to inject $250 million of equity capital into the company. We are still holding these bonds, since oil has moved rapidly upward to over $26 per barrel. We expect the company to be able to solve its problems and reward its debtholders accordingly.

The Loewen Group Inc., North America's second largest operator of funeral homes and cemeteries, filed its Chapter 11 bankruptcy petition in early June. The cemetery business is cash-intensive, selling prepaid burial plans with seven- to ten-year payment plans but with commissions that must be paid to sales staff at the time of sale. Loewen Group had made a number of expensive acquisitions, and was overly aggressive in selling these prepaid plans. The combination of these two elements created a negative cash flow situation from which the company was unable to recover.

STILL, SOME POSITIVES DURING THE YEAR

Some sectors within the portfolio performed very well in 1999. An overweighted position in the gaming industry produced favorable results. Companies such as International Game Technology, which manufactures computerized casino gaming systems, and Boyd Gaming Corporation, owner and operator of casino entertainment facilities, fared well in a period of economic strength. This sector had underperformed in 1998 because of fears that new capacity in the industry would make it difficult to generate good results. Those fears didn't become actualities, as visitations to casino properties increased in 1999.

Another sector benefiting from economic strength, particularly in global economic recovery, was the steel industry. Our holdings in AmeriSteel Corporation and










-------------------------------------------------------------------------------

SERIES P (HIGH YIELD SERIES)
February 15, 2000



-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                                   1 Year                     Since Inception
                                                                  (8-5-96)
Series P                            1.32%                           7.88%

1 Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The Investment Manager waived its advisory fee for the period ended November 30,1999, and in the absence of such waiver the performance quoted would be reduced.

  The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

California Steel Industries gained not only because of increased demand for steel, but in the wake of favorable settlements of antidumping suits which reduced foreign imports of competing products.

OUTLOOK FOR THE COMING MONTHS

We expect interest rates to continue their upward move for a few more months as the Federal Reserve works to slow the rate of economic growth and keep inflation at its current low levels. During this period of rising rates we believe our strategy of investing in the upper tiers of the high yield bond spectrum will serve us well. We will monitor economic conditions and interest rate movements closely so that we may be able to change from our defensive posturing if such a step would be advantageous.


David Eshnaur
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.


                                    [GRAPH]

                          SERIES P VS LEHMAN BROTHERS
                                HIGH YIELD INDEX

Date                SBL Fund Series P        Lehman Brothers High Yield Index
----                -----------------        --------------------------------
AUG   96               10000.0000                           10,000
SEPT  96               10246.6667                           10,352
DEC   96               10660.0000                           10,713

MARCH 97               10846.6667                           10,833
JUNE  97               11320.0000                           11,338
SEPT  97               11754.4573                           11,853
DEC   97               12076.9672                           12,083

MARCH 98               12485.5442                           12,489
JUNE  98               12628.6450                           12,627
SEPT  98               12464.0790                           12,052
DEC   98               12782.4783                           12,308

MARCH 99               12972.8015                           12,536
JUNE  99               12957.5574                           12,580
SEPT  99               12858.4702                           12,402
DEC   99               12950.5941                           12,605


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series P (High Yield Series) on August 5, 1996 (date of inception), and reflects the fees and expenses of Series P. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $12,951. By comparison, the same $10,000 investment would have grown to $12,605 based on the Lehman Brothers High Yield Index's performance.







-------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2000


     [PHOTO]

Cindy L. Shields
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Social Awareness Series gained 17.18% in the year just completed, compared with its Lipper peer group average of +24.23%.(1) The benchmark Domini Social Index (DSI) rose 24.49% over the same period.

TWO PRIMARY FACTORS MADE THE DIFFERENCE

Our underweighting in technology stocks compared with the benchmark index accounted for a large part of the difference in performance. The portfolio averaged a weighting of approximately 26% of its holdings in technology-related issues during the year, while the DSI averaged about 29%. Our technology stocks gained 65% on average, versus a 71% average gain for those in the index.

The second major factor contributing to the difference in performance was the absence of Wal-Mart Stores, Inc. as a holding in the Social Awareness Series portfolio for most of the year. This stock was a part of the original DSI portfolio, and the sponsors of the benchmark index have not seen enough negative news on the company to merit its removal from their holdings. Wal-Mart stock gained 69% in 1999.

MANY OF OUR STOCKS WERE STRONG PERFORMERS

While our weighting in technology stocks overall was less than that of the benchmark index, some names which we owned did particularly well. Comverse Technology, Inc., a telecommunication equipment manufacturer, gained nearly 200%. Also in the telecommunication equipment business, Scientific-Atlanta, Inc. climbed 145% during the year. Computer software manufacturer Adobe Systems, Inc., was up 188%, and Analog Devices, Inc., a company that manufactures integrated circuits, also rose 188%.

ENERGY AND BASIC MATERIALS SECTORS ADDED VALUE

The portfolio was overweighted in both energy and basic materials relative to the corresponding sectors in the benchmark index. Oilfield services companies BJ Services Company and Noble Drilling Corporation rose 172% and 79% respectively, reflecting the sharp upward movement in oil prices and the anticipation that oilfield drilling activity would increase.

The energy sector and the basic materials sector can present problems as holdings in social awareness portfolios. We seek out companies in these sectors that manage social issues best within their industry and add them to the portfolios in order to participate in gains in this sector. In the basic materials group the Mead Corporation, a forest products company, gained over 50% during the year as prices of paper goods recovered. Integrated aluminum company Alcoa, Inc. also saw its stock price increase over 50% as the global economic recovery got underway and demand for basic materials revived.

NEWS IN THE SOCIAL INVESTING ARENA

In September Dow Jones & Company launched the world's first global equity index for companies committed to social and environmental issues. The index, named the Dow Jones Sustainability Group Index (DJSGI) consists of 225 securities selected from the largest 2000 in the Dow Jones Global Index and represents 73 industry groups in 33 countries.

President Clinton has proposed a New Markets Tax Credit as a part of his Fiscal Year 2000 budget. The tax credit worth 25% of the amount invested would be given to investors in low- and moderate-income communities, and could spur as much as $6 billion in private sector investment for business growth in these communities.








-------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS SERIES)
February 15, 2000



-------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1999(1)

                          1 Year             5 Year            Since Inception
                                                                   (5-1-91)
Series S                  17.18%             23.45%                 16.60%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

-------------------------------------------------------------------------------

OUTLOOK FOR THE YEAR AHEAD

As the new year unfolds we expect to keep our sector weightings close to those of the Domini Social Index, relying on individual stock selection within each sector to add value. We will take this conservative approach because of the current uncertainty over the magnitude of interest rate increases the Federal Reserve might put in place over the coming months. We believe technology will continue to be a growing part of the economy, and plan to add to our holdings in this sector as opportunities arise.


Cindy Shields
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                    [GRAPH]

                             Series S vs S&P 500 &
                              Domini Social Index


Date           SBL Fund Series S        S&P 500        Domini Social Index
----           -----------------        -------        -------------------
MAY   91          10000.0000            10,000                   10,000
JUNE  91           9560.0000             9,951                    9,907
SEPT  91          10330.0000            10,487                   10,570
DEC   91          10550.0000            11,364                   11,697

MARCH 92          11130.0000            11,074                   11,474
JUNE  92          10050.0000            11,292                   11,463
SEPT  92          10230.8997            11,642                   12,078
DEC   92          12275.0755            12,236                   13,111

MARCH 93          12184.8913            12,760                   13,706
JUNE  93          12525.5873            12,826                   13,508
SEPT  93          13479.8218            13,154                   13,982
DEC   93          13730.5625            13,458                   14,231

MARCH 94          13319.3477            12,945                   13,696
JUNE  94          12807.8366            12,997                   13,678
SEPT  94          13294.6683            13,637                   14,308
DEC   94          13213.1684            13,634                   14,256

MARCH 95          13997.6048            14,961                   15,722
JUNE  95          15026.5408            16,381                   17,276
SEPT  95          16571.6927            17,683                   18,652
DEC   95          16878.7654            18,737                   19,704

MARCH 96          18025.1703            19,755                   20,720
JUNE  96          19366.0547            20,647                   21,687
SEPT  96          20286.9989            21,279                   22,585
DEC   96          20055.7481            23,060                   24,376

MARCH 97          19277.9047            23,664                   25,206
JUNE  97          22263.1418            27,803                   29,698
SEPT  97          24001.6052            29,895                   32,191
DEC   97          24598.6050            30,755                   33,701

MARCH 98          27879.9223            35,045                   38,558
JUNE  98          28483.2853            36,203                   40,080
SEPT  98          25910.4546            32,603                   36,233
DEC   98          32331.1472            39,544                   45,345

MARCH 99          33233.3222            41,512                   47,702
JUNE  99          35724.6294            44,438                   50,938
SEPT  99          33507.4852            41,663                   47,858
DEC   99          37887.2200            47,861                   56,451

                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991 (date of inception), and reflects the fees and expenses of Series S. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $37,887. By comparison, the same $10,000 investment would have grown to $47,861 based on the S&P 500 Index's performance and $56,451 based on the Domini Social Index.









-------------------------------------------------------------------------------

SERIES V (VALUE SERIES)
February 15, 2000

         [PHOTO]

     James P. Schier
    Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Value Series of SBL Fund had a favorable year in 1999, returning +18.88% compared with the average for its Lipper peer group of funds of +14.51%.1 The benchmark Standard & Poor's Barra Value Index gained 12.68% over the same time period.

HIGHER OIL AND GAS PRICES PLAYED AN IMPORTANT ROLE

The most favorable component of the portfolio during the year was an overweighting in the energy sector. Our holdings in this sector were mostly gas-oriented exploration and production service companies and oil service companies, with BJ Services Company gaining 175% to lead the group. Other strong performers included Apache Corporation, up 88%, and offshore contract drilling company Ensco International Inc., which gained 61%. The decision by the Organization of Petroleum Exporting Countries (OPEC) early in the year to limit oil production caused oil prices to double over the course of the year. Additionally, declining supplies of gas for delivery from the Gulf of Mexico drove gas prices higher.

CERTAIN HEALTH CARE COMPANIES PERFORMED WELL

Although health care companies in general experienced a difficult year, with the sector falling 7.6% in the benchmark index, careful selection of stocks led the sector in the Value Series portfolio to gain 11.7%. For example, Noven Pharmaceuticals, Inc. is a developer of transdermal drug delivery systems, most notably estrogen patches. Its stock rose over 200% during the year as earnings reached record levels.

A second holding in the health care sector, Teva Pharmaceutical Industries Ltd., is based in Israel but has more than 70% of its sales outside of that country, primarily in the United States. Teva manufactures and markets both branded and generic drugs. Its stock gained over 75% during the period it was included in the portfolio.

In other sectors, Midway Games, Inc. in the consumer cyclicals sector manufactures and markets games for home video systems such as Nintendo, Sony, and Sega as well as for personal computers. Its stock was up 185% on very strong sales. Mandalay Resort Group which owns and operates various properties in Nevada gained over 100% before we sold the stock during the year. Advertising companies True North Communications, Inc., The Interpublic Group of Companies, Inc., and Omnicom Group Inc. all experienced favorable internal growth and added to the positive performance of the portfolio.

NOT ALL HOLDINGS WERE WINNERS

Not everything in the portfolio was a positive during the year, however. Maxwell Technologies, Inc., a company which is endeavoring to commercialize technologies developed in its years of working with the Department of Defense and with NASA, lost 75% during the year as it experienced difficulty bringing its products to market on schedule. The lack of any communication services companies such as the Bell telephone operating companies was also a negative as this group rose over 27% in the benchmark index.

AN UNCERTAIN OUTLOOK FOR 2000

With the stock markets at all-time high levels it is difficult to expect such stellar results to repeat in the year ahead. We have already begun to reduce the technology weighting in the portfolio, taking some gains on the best-performing stocks. The proceeds


--------------------------------------------------------------------------------

SERIES V (VALUE SERIES)
February 15, 2000

--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                         1 Year                   Since Inception
                                                     (5-1-97)
Series V                  18.88%                       25.12%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

were reinvested in health care, energy, and capital goods issues. The Series is as conservatively positioned now as it was at any time in the past year, and should be well positioned to capitalize on opportunities as they present themselves in the future.


James P. Schier
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

                                    [GRAPH]
                    SERIES V vs S&P 500 & BARRA VALUE INDEX

DATE                 SBL Fund Series V      S&P 500       BARRA Value Index
----                 -----------------      -------       -----------------
MAY       97            10000.0000          10,000             10,000
JUNE      97            11140.0000          11,087             11,033
SEPT      97            13030.0000          11,922             12,044
DEC       97            13130.0000          12,264             12,311

MARCH     98            15081.9443          13,975             13,734
JUNE      98            14980.1768          14,437             13,805
SEPT      98            12731.1149          13,002             12,023
DEC       98            15307.8681          15,770             14,118

MARCH     99            15014.2301          16,554             14,521
JUNE      99            18300.2438          17,721             16,088
SEPT      99            17243.6478          16,614             14,604
DEC       99            18197.5762          19,086             15,913


                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series V (Value Series) on May 1, 1997 (date of inception), and reflects the fees and expenses of Series V. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $18,198. By comparison, the same $10,000 investment would have grown to $19,086 based on the S&P 500 Index's performance and $15,913 based on the BARRA Value Index's performance.


--------------------------------------------------------------------------------

SERIES X (SMALL CAP SERIES)
February 15, 2000

SUBADVISOR, STRONG CAPITAL MANAGEMENT
PORTFOLIO MANAGER, RONALD C. OGNAR


     [PHOTO]


 Ronald C. Ognar
Portfolio Manager

TO OUR CONTRACTHOLDERS:

The Small Cap Series of SBL Fund had an outstanding year in 1999, finishing the year with a total return of 87.20%.(1) This compares very favorably with our Lipper peer group's average return of 38.28% and the benchmark Russell 2000 Index's return of 21.35%. Our technology, healthcare, and financial sectors all had strong performance led by computer software, telecommunications, electronics, biogenetics and real estate.

STRONG ECONOMIC GROWTH DISTURBS POLICYMAKERS

Investors focused on international events during much of 1998, but domestic economic fundamentals drove the market in 1999. As the economy and the stock markets continued their torrid pace, the Federal Reserve's policy-making Open Market Committee (FOMC) became very vocal in expressing the desire to keep inflation in check. Every release of economic data was scrutinized for signs of inflation and economic overheating. The FOMC subsequently took back their three interest rate easings instituted in 1998 by putting in place three 25 basis point rate increases in 1999.

Much of the Fed's concern in 1999 was centered around the economy's growing at a rate faster than the so-called "sustainable rate." Through the end of the third quarter the economy had grown at an annualized rate of 3.8%. Forecasts for the fourth quarter ranged from 4.75% to 5.75% on an annualized basis. Fed Chairman Alan Greenspan has indicated his belief that the growth rate should remain in the 3% to 3.5% range.

This robust growth and the economy's ability to create jobs pushed down the unemployment rate to a twenty-nine year low of 4.1%, depleting the pool of available workers, to the consternation of the Fed. This shortage of workers, the Fed believes, will ultimately lead to higher wages and an increase in inflation. Thanks largely to improvements in worker productivity, excess global capacity and fierce competition, this has not yet happened.

CONCENTRATIONS IN TECHNOLOGY AND HEALTH
CARE LED PERFORMANCE

Holdings in the Small Cap Series remain concentrated in selected technology and health care companies. The prospects for leading semiconductor companies continue to improve, driven by the rapid build-out of the Internet, the need for enhanced transmission capacity (bandwidth), and signs of accelerating Asian demand. Following a sharp market correction in the second quarter we increased our exposure to Internet-related issues, with particular emphasis on Internet infrastructure beneficiaries. As the "Net" grows in depth and scope, E-commerce software enablers and companies involved in the expansion of its infrastructure are likely to prosper.

We remain overweighted in technology with an emphasis on computer software, telecommunication equipment, and Internet infrastructure beneficiaries. We have increased our exposure within the health care sector going into the new year, emphasizing the pharmaceuticals and human genome industries. We remain underweight in the financial, consumer cyclical, retail, and capital equipment sectors.

THE IMPACT OF INITIAL PUBLIC OFFERINGS

Portfolio performance was given a boost in 1999 from purchases of "IPOs", or initial public offerings of equity securities issued by a formerly privately owned company selling stock to the public for the first time. These IPOs, many of which were in the technology sector, often jumped rapidly in value upon issuance. In some cases we elect to sell the stocks within a short time after their purchase in order to "lock in" the gain; in other cases we choose to continue holding the stock in the portfolio because its long-term prospects are particularly attractive. These initial public offerings generated nearly one fourth of the Series' total return for the year. We stress that this is an unusually favorable time for IPOs and may not be repeated in future years.


--------------------------------------------------------------------------------

SERIES X (SMALL CAP SERIES)
February 15, 2000

--------------------------------------------------------------------------------
                           AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                        1 Year                 Since Inception
                                                 (10-15-97)
Series X                 87.20%                    36.78%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. The investment manager waived its advisory fee for the period ended November 30, 1999, and in the absence of such waivers, the performance quoted would be reduced.

      The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

OUTLOOK AND POSITIONING FOR THE YEAR AHEAD

We expect the U.S. economy to continue to grow at a more moderate pace during the next six months. We believe the Fed will remain vigilant, poised to nudge interest rates higher preemptively to offset signs of inflationary pressure. In our view, companies able to generate unit growth will continue to be the big winners in this environment. When companies lack the ability to raise prices, as they have experienced in this competitive environment, unit growth will support the higher revenue run rates needed to offset cost pressures.

Our preference is for pure plays in dynamic niche markets, new product cycles or innovative new services. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable fundamental improvement regardless of industry in order to consistently outperform the broader market averages.

Ronald C. Ognar
Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products. Fee waivers reduced expenses of the Series and in the absence of such waivers, the performance quoted would be reduced.

                                    [GRAPH]
        SERIES X VS RUSSELL 2000 GROWTH FUNDS INDEX & RUSSELL 2000 INDEX


                                    RUSSELL 2000 GROWTH
DATE          SBL FUND SERIES X         FUNDS INDEX          RUSSELL 2000 INDEX
----          -----------------     -------------------      ------------------
OCT      97      10000.0000                10,000                  10,000
DEC      97       9580.0000                 9,181                   9,665

MARCH    98      10695.1275                10,273                  10,636
JUNE     98      10404.7167                 9,682                  10,140
SEPT     98       8722.3371                 7,517                   8,097
DEC      98      10685.1133                 9,295                   9,418

MARCH    99      10671.0694                 9,139                   8,907
JUNE     99      11403.2011                10,486                  10,292
SEPT     99      13218.4864                 9,971                   9,642
DEC      99      20002.6584                13,300                  11,420

                            $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series X (Small Cap Series) on October 15, 1997 (date of inception), and reflects the fees and expenses of Series X. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $20,003. By comparison, the same $10,000 investment would have grown to $13,300 based on the Russell 2000 Growth Funds Index's performance and $11,420 based on the Russell 2000 Index's performance.

--------------------------------------------------------------------------------
                                       32

SERIES Y (SELECT 25 SERIES)
February 15, 2000

     [PHOTO]

 Terry Milberger
Portfolio Manager

TO OUR CONTRACTHOLDERS:

We are pleased to manage for you the new Select 25 Series, a portfolio which focuses on choosing the best growth stocks in the strongest-growing sectors of the economy. Some of these companies have long histories as leaders in their industries, such as General Electric Company. Others such as America Online, Inc. must be judged by their potential for outperformance. While changes will be made from time to time in the portfolio holdings, we expect turnover to be relatively low.

Since inception of the portfolio May 3, 1999 the total return through the end of the year was +23.70%, compared with +20.24% over the same period for the benchmark Standard & Poor's Barra Growth Index.1 This benchmark is a capitalization-weighted index of all the stocks in the Standard & Poor's 500 Index that have high price-to-book ratios. It is designed so that approximately 50% of the S&P 500 Index's market capitalization is included.

TECHNOLOGY AND CONSUMER CYCLICAL STOCKS WERE THE STARS

Our holdings in the technology sector were the largest contributors to total return. Included among the top-performing names were Sun Microsystems, Inc., EMC Corporation, and Cisco Systems, Inc. Consumer cyclical companies such as Wal-Mart Stores, Inc., Home Depot, Inc., and advertising company Omnicom Group, Inc. also did well in an economy in which consumers were spending at a record pace.

A FEW UNDERPERFORMERS IN THE PORTFOLIO

Stocks of health care companies generally turned in negative results as investors worried about the effects of legislation and regulation on the industry. Medtronic, Inc., a manufacturer of medical devices and products, and pharmaceutical giant Bristol-Myers Squibb Company barely held their ground from inception of the portfolio.

Sungard Data Systems Inc., a provider of computer services and software to financial firms, was hurt by the century date change ("Y2K") stigma and by an earnings shortfall. Another disappointing stock was retail food and drug chain Safeway Inc. which also preannounced poor earnings and had difficulty digesting a large acquisition the company made earlier in the year.

TECHNOLOGY WILL CONTINUE TO OUTPERFORM

In the year ahead we expect the growth area to be the best-performing part of the stock markets, with large-cap issues leading once again. Although this portfolio is not restricted as to capitalization size, we believe the larger companies in the various sectors have the potential to be the best performers. We expect to keep about 40% of the portfolio in companies within the technology sector, which at this time we believe has the best growth potential.


Terry Milberger
Senior Portfolio Manager

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.


-------------------------------------------------------------------------------
                                       33

SERIES Y (SELECT 25 SERIES)
February 15, 2000

-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN
                           AS OF DECEMBER 31, 1999(1)

                                 Since Inception
                                    (5-3-99)
Series Y                             23.70%

(1) Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

    The performance data quoted above represents past performance. Past performance is not predictive of future performance. The return has been calculated from May 3, 1999 (date of inception) to December 31, 1999 and is not annualized. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

                                    [GRAPH]
                                  SERIES Y VS
                           S&P/BARRA 500 GROWTH INDEX

DATE              SBL FUND SERIES Y            S&P BARRA 500 GROWTH INDEX
----              -----------------            --------------------------
MAY   99              10,000                          10,000
MAY   99               9,700.00                        9,708
JUNE  99              10,510.00                       10,403
JULY  99              10,210.00                       10,074
AUG   99              10,310.00                       10,214
SEPT  99              10,340.00                       10,041
OCT   99              11,070.00                       10,736
NOV   99              11,530.00                       11,195
DEC   99              12,370.00                       12,023


                             $10,000 Since Inception

The chart above assumes a hypothetical $10,000 investment in Series Y (Select 25 Series) on May 3, 1999 (date of inception), and reflects the fees and expenses of Series Y. On December 31, 1999, the value of the investment (assuming reinvestment of all dividends and distributions) would have grown to $12,370. By comparison, the same $10,000 investment would have grown to $12,023 based on the S&P/BARRA 500 Growth Index's performance.


-------------------------------------------------------------------------------
                                       34

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999



-----------------
SERIES A (GROWTH)
-----------------
                                                        NUMBER       MARKET
PREFERRED STOCK                                        OF SHARES     VALUE
--------------------------------------------------------------------------------
PUBLISHING - NEWSPAPER - 0.7%
News Corporation, Ltd. ADR ...........................  300,000   $ 10,031,250

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 0.2%
General Dynamics Corporation .........................   60,000      3,165,000

AIRLINES - 0.2%
Southwest Airlines Company ...........................  200,000      3,237,500

ALUMINUM - 0.3%
Alcoa, Inc. ..........................................   55,000      4,565,000

AUTOMOBILES - 0.5%
Ford Motor Company ...................................  125,000      6,679,688

BANKS - MAJOR REGIONAL - 2.8%
Bank of New York Company, Inc. .......................  340,000     13,600,000
First Tennessee National Corporation .................  120,000      3,420,000
Northern Trust Corporation ...........................  180,000      9,540,000
SunTrust Banks, Inc. .................................   30,000      2,064,375
Wells Fargo Company ..................................  240,000      9,705,000
                                                                  ------------
                                                                    38,329,375
BANKS - MONEY CENTER - 1.7%
Bank of America Corporation ..........................  150,000      7,528,125
Chase Manhattan Corporation ..........................  200,000     15,537,500
                                                                  ------------
                                                                    23,065,625
BEVERAGES - ALCOHOLIC - 0.9%
Anheuser-Busch Companies, Inc. .......................  185,000     13,111,875

BEVERAGES - SOFT DRINK - 0.7%
Coca-Cola Company ....................................   40,000      2,330,000
PepsiCo, Inc. ........................................  225,000      7,931,250
                                                                  ------------
                                                                    10,261,250
BROADCAST MEDIA - 1.1%
AMFM, Inc.* ..........................................  200,000     15,650,000

BUILDING MATERIALS - 0.7%
Masco Corporation ....................................  400,000     10,150,000

CHEMICALS - BASIC - 0.9%
Dow Chemical Company .................................   25,000      3,340,625
E.I. du Pont de Nemours
   and Company .......................................  100,000      6,587,500
Rohm & Haas Company ..................................   70,000      2,848,125
                                                                  ------------
                                                                    12,776,250
CHEMICALS - SPECIALTY - 0.5%
Ecolab, Inc. .........................................  170,000      6,651,250

COMMUNICATIONS EQUIPMENT - 4.7%
ADC Telecommunications, Inc.* ........................   75,000      5,442,188
Lucent Technologies, Inc. ............................  265,000     19,825,312
Motorola, Inc. .......................................   70,000     10,307,500
Nokia Oyj ADR ........................................   50,000      9,500,000
Nortel Networks Corporation ..........................  150,000     15,150,000
Tellabs, Inc.* .......................................   80,000      5,135,000
                                                                  ------------
                                                                    65,360,000

COMPUTER HARDWARE - 4.4%
Dell Computer Corporation* ...........................  225,000     11,475,000
Hewlett-Packard Company ..............................   90,000     10,254,375
International Business Machines
       Corporation ...................................  180,000     19,440,000
Sun Microsystems, Inc.* ..............................  255,000     19,746,562
                                                                  ------------
                                                                    60,915,937
COMPUTER-NETWORKING - 2.6%
Cisco Systems, Inc.*(3) ..............................  345,000     36,958,125

COMPUTER-PERIPHERALS - 0.5%
EMC Corporation* .....................................   60,000      6,555,000

COMPUTER SOFTWARE/SERVICES - 7.8%
America Online, Inc.* ................................  180,000     13,578,750
BMC Software, Inc.* ..................................  185,000     14,788,438
Computer Sciences Corporation* .......................  185,000     17,505,625
Microsoft Corporation*(3).............................  420,000     49,035,000
Oracle Corporation* ..................................  120,000     13,447,500
                                                                  ------------
                                                                   108,355,313
CONSUMER FINANCE - 0.5%
Household International, Inc. ........................  185,000      6,891,250

DISTRIBUTION - FOOD & HEALTH - 0.9%
Cardinal Health, Inc. ................................  250,000     11,968,750

ELECTRICAL EQUIPMENT - 4.7%
Emerson Electric Company .............................  120,000      6,885,000
General Electric Company(3) ..........................  340,000     52,615,000
Solectron Corporation* ...............................   70,000      6,658,750
                                                                  ------------
                                                                    66,158,750
ELECTRONICS - SEMICONDUCTORS - 2.7%
Intel Corporation(3)..................................  350,000     28,809,375
National Semiconductor Corporation*...................   60,000      2,568,750
Texas Instruments, Inc. ..............................   65,000      6,296,875
                                                                  ------------
                                                                    37,675,000
ENTERTAINMENT - 2.0%
Seagram Company, Ltd. ................................  150,000      6,740,625
Time Warner, Inc. ....................................  160,000     11,590,000
Viacom, Inc. (Cl.B)* .................................  150,000      9,065,625
                                                                  ------------
                                                                    27,396,250
EQUIPMENT - SEMICONDUCTORS - 0.4%
Applied Materials, Inc.* .............................   40,000      5,067,500

FINANCIAL - DIVERSE - 3.4%
American Express Company .............................   50,000      8,312,500
Citigroup, Inc. ......................................  260,000     14,446,250
Fannie Mae ...........................................  210,000     13,111,875
Freddie Mac ..........................................  240,000     11,295,000
                                                                  ------------
                                                                    47,165,625
FOODS - 0.9%
Bestfoods ............................................  240,000     12,615,000


--------------------------------------------------------------------------------
                           35 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


-----------------------------
SERIES A (GROWTH) (CONTINUED)
-----------------------------

                                                          NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                OF SHARES     VALUE
--------------------------------------------------------------------------------
HEALTH CARE - DIVERSE - 3.2%
American Home Products
   Corporation .....................................       170,000   $ 6,704,375
Bristol-Myers Squibb Company .......................       225,000    14,442,187
Johnson & Johnson ..................................       115,000    10,709,375
Warner-Lambert Company .............................       160,000    13,110,000
                                                                     -----------
                                                                      44,965,937

HEALTH CARE - PHARMACEUTICALS - GENERIC - 0.5%
Watson Pharmaceuticals, Inc.* ......................       200,000     7,162,500

HEALTH CARE - PHARMACEUTICALS - MAJOR - 3.0%
Elan Corporation PLC ADR* ..........................       400,000    11,800,000
Merck & Company, Inc. ..............................       130,000     8,718,125
Pharmacia & Upjohn, Inc. ...........................        60,000     2,700,000
Schering-Plough Corporation ........................       250,000    10,546,875
SmithKline Beecham PLC ADR .........................       135,000     8,699,063
                                                                     -----------
                                                                      42,464,063

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.8%
Leggett & Platt, Inc. ..............................       520,000    11,147,500

HOUSEHOLD PRODUCTS - 3.1%
Colgate-Palmolive Company ..........................       260,000    16,900,000
Dial Corporation ...................................       400,000     9,725,000
Procter & Gamble Company ...........................       150,000    16,434,375
                                                                     -----------
                                                                      43,059,375

INSURANCE - LIFE/HEALTH - 0.8%
American General Corporation .......................       100,000     7,587,500
Lincoln National Corporation .......................        91,100     3,644,000
                                                                     -----------
                                                                      11,231,500

INSURANCE - MULTILINE - 2.1%
American International Group, Inc. .................       210,937    22,807,563
Hartford Financial Services Group, Inc. ............       150,000     7,106,250
                                                                     -----------
                                                                      29,913,813

LODGING - HOTELS - 1.0%
Carnival Corporation ...............................       280,000    13,387,500

MACHINERY - DIVERSE - 0.6%
Caterpillar, Inc. ..................................        70,000     3,294,375
Deere & Company ....................................        55,000     2,385,625
Ingersoll-Rand Company .............................        40,000     2,202,500
                                                                     -----------
                                                                       7,882,500

MANUFACTURING - DIVERSIFIED - 4.0%
Honeywell International, Inc. ......................       200,000    11,537,500
Illinois Tool Works, Inc. ..........................        65,000     4,391,563
Textron, Inc. ......................................       165,000    12,653,437
Tyco International, Ltd. ...........................       360,000    13,995,000
United Technologies Corporation ....................       200,000    13,000,000
                                                                     -----------
                                                                      55,577,500

MEDICAL PRODUCTS & SUPPLIES - 2.6%
Baxter International, Inc. .........................       140,000     8,793,750
Becton, Dickinson & Company ........................       230,000     6,152,500
Guidant Corporation* ...............................       150,000     7,050,000
Medtronic, Inc. ....................................       400,000    14,575,000
                                                                     -----------
                                                                      36,571,250

NATURAL GAS - 2.0%
Coastal Corporation ................................       340,000    12,048,750
El Paso Energy Corporation .........................       160,000     6,210,000
Williams Companies, Inc. ...........................       300,000     9,168,750
                                                                     -----------
                                                                      27,427,500

OIL - DOMESTIC - 0.4%
Conoco, Inc. .......................................       240,000     5,940,000

OIL - INTERNATIONAL - 3.1%
Chevron Corporation ................................       120,000    10,395,000
Exxon Mobil Corporation ............................       250,000    20,140,625
Royal Dutch Petroleum
   Company NY ......................................       200,000    12,087,500
                                                                     -----------
                                                                      42,623,125

PERSONAL CARE - 0.6%
Avon Products, Inc. ................................        80,000     2,640,000
Gillette Company ...................................       130,000     5,354,375
                                                                     -----------
                                                                       7,994,375

PUBLISHING - 0.5%
McGraw-Hill Companies, Inc. ........................       120,000     7,395,000

PUBLISHING - NEWSPAPER - 1.5%
Gannett Company, Inc. ..............................       140,000    11,418,750
Tribune Company ....................................       185,000    10,186,563
                                                                     -----------
                                                                      21,605,313

RESTAURANT - 0.4%
McDonald's Corporation .............................       130,000     5,240,625

RETAIL - APPAREL - 0.5%
TJX Companies, Inc. ................................       350,000     7,153,125

RETAIL - BUILDING SUPPLIES - 1.5%
Home Depot, Inc. ...................................       225,000    15,426,563
Lowe's Companies, Inc. .............................       100,000     5,975,000
                                                                     -----------
                                                                      21,401,563

RETAIL - DEPARTMENT STORES - 0.2%
Kohl's Corporation* ................................        35,000     2,526,562

RETAIL - DRUG STORES - 1.0%
Walgreen Company ...................................       500,000    14,625,000

RETAIL - FOOD CHAINS - 1.3%
Kroger Company* ....................................       520,000     9,815,000
Safeway, Inc.* .....................................       220,000     7,823,750
                                                                     -----------
                                                                      17,638,750

RETAIL - GENERAL MERCHANDISE - 2.3%
Dayton Hudson Corporation ..........................       200,000    14,687,500
Wal-Mart Stores, Inc. ..............................       260,000    17,972,500
                                                                     -----------
                                                                      32,660,000

RETAIL - SPECIALTY - 0.6%
Staples, Inc.* .....................................       400,000     8,300,000

SERVICES - ADVERTISING/MARKETING - 1.0%
Omnicom Group, Inc. ................................       140,000    14,000,000

--------------------------------------------------------------------------------
                           36 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


-----------------------------
SERIES A (GROWTH) (CONTINUED)
-----------------------------

                                                      PRINCIPAL
                                                      AMOUNT OF
                                                        NUMBER       MARKET
COMMERCIAL PAPER                                      OF SHARES      VALUE
--------------------------------------------------------------------------------
SERVICES - COMMERCIAL & CONSUMER - 0.5%
Viad Corporation ............................          260,000   $    7,247,500


SERVICES - DATA PROCESSING - 0.5%
First Data Corporation ......................          145,000        7,150,312


TELECOMMUNICATION - CELLULAR - 0.6%
Sprint Corporation (PCS Group)* .............           80,000        8,200,000

TELECOMMUNICATION - LONG DISTANCE - 3.6%
AT & T Corporation ..........................          300,000       15,225,000
MCI WorldCom, Inc.* .........................          375,000       19,898,438
Sprint Corporation (FON Group) ..............          235,000       15,818,437
                                                                 --------------
                                                                     50,941,875

TELEPHONE - 3.3%
BellSouth Corporation .......................          225,000       10,532,812
CenturyTel, Inc. ............................          150,000        7,106,250
GTE Corporation .............................          200,000       14,112,500
SBC Communications, Inc. ....................          300,000       14,625,000
                                                                 --------------
                                                                     46,376,562
                                                                 --------------
   Total common stocks - 93.1% ...............................    1,300,535,938

COMMERCIAL PAPER
----------------
ELECTRIC UTILITIES - 0.2%
Duke Energy Corporation,
   6.00% - 1-4-00 ...........................   $      400,000          399,133
E.I. du Pont de Nemours & Company, ..........
   5.325% - 1-18-00 .........................   $    1,600,000        1,595,977
Southern California Edison Company,
   6.125% - 1-19-00 .........................   $    1,600,000          598,163
                                                                 --------------
                                                                      2,593,273
                                                                 --------------

   Total investments - 94.0% .................................    1,313,160,461

   Cash and other assets,
     less liabilities - 6.0% .................................       83,834,592
                                                                 --------------
   Total net assets - 100.0% .................................   $1,396,995,053
                                                                 ==============
------------------------
SERIES B (GROWTH-INCOME)
------------------------

CORPORATE BONDS
---------------
BANKING - 0.1%
Homeside, Inc., 11.25% - 2003 ...............   $    1,335,000        1,525,238

CONSUMER CYCLICAL - OTHER - 0.1%
Golden Books Publishing,
   7.65% - 2002* ............................   $    3,500,000        1,487,500

CONSUMER - NON-CYCLICAL - 0.2%
Foodmaker Corporation 1993A,
   9.75% - 2003 .............................   $    1,250,000        1,262,500
Standard Commercial Tobacco,
   8.875% - 2005 ............................   $      350,000          284,375
                                                                 --------------
                                                                      1,546,875
                                                                 --------------

   Total corporate bonds - 0.4% ..............................        4,559,613

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 2.0%
Boeing Company ..............................          500,000       20,781,250

AGRICULTURAL PRODUCTS - 0.4%
Archer-Daniels-Midland Company ..............          383,250        4,670,859

AIRLINES - 0.6%
AMR Corporation* ............................          100,000        6,700,000

AUTOMOBILES - 1.0%
Ford Motor Company ..........................          200,000       10,687,500

AUTO PARTS & EQUIPMENT - 1.4%
Dana Corporation ............................          200,000        5,987,500
Genuine Parts Company .......................          250,000        6,203,125
TRW, Inc. ...................................           50,000        2,596,875
                                                                 --------------
                                                                     14,787,500
BANKS - MAJOR REGIONAL - 5.7%
Bank One Corporation ........................          390,000       12,504,375
FleetBoston Financial Corporation ...........          350,000       12,184,375
KeyCorp .....................................          430,000        9,513,750
PNC Bank Corporation ........................          300,000       13,350,000
Wachovia Corporation ........................          100,000        6,800,000
Wells Fargo Company .........................          150,000        6,065,625
                                                                 --------------
                                                                     60,418,125
BANKS - MONEY CENTER - 4.8%
Bank of America Corporation .................          500,000       25,093,750
J.P. Morgan & Company, Inc. .................          200,000       25,325,000
                                                                 --------------
                                                                     50,418,750
BEVERAGES - SOFT DRINK - 1.0%
PepsiCo, Inc. ...............................          300,000       10,575,000

BUILDING MATERIALS - 0.3%
Owens Corning Corporation ...................          140,000        2,703,750

CHEMICALS - BASIC - 3.0%
Air Products & Chemicals, Inc. ..............          216,000        7,249,500
E.I. du Pont de Nemours & Company ...........          210,000       13,833,750
Praxair, Inc. ...............................          200,000       10,062,500
                                                                 --------------
                                                                     31,145,750

--------------------------------------------------------------------------------
                           37 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


----------------------------------
SERIES B (GROWTH-INCOME)(CONTINUED)
----------------------------------

                                                        NUMBER       MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES     VALUE
--------------------------------------------------------------------------------
CHEMICALS - DIVERSIFIED - 1.2%
Engelhard Corporation .........................       200,000   $ 3,775,000
FMC Corporation* ..............................       161,000     9,227,312
                                                                -----------
                                                                 13,002,312

COMPUTER HARDWARE - 2.6%
Compaq Computer Corporation ...................       630,000    17,049,375
International Business Machines
   Corporation ................................       100,000    10,800,000
                                                                -----------
                                                                 27,849,375

COMPUTER SOFTWARE/SERVICES - 0.6%
Autodesk, Inc. ................................       200,000     6,750,000

CONTAINERS - METAL/GLASS - 0.5%
Crown Cork & Seal Company, Inc. ...............       245,000     5,481,875

CONTAINERS & PACKAGING - 0.3%
Pactiv Corporation* ...........................       300,000     3,187,500

DISTRIBUTION - FOOD & HEALTH - 0.5%
SUPERVALU, Inc. ...............................       250,000     5,000,000

ELECTRIC COMPANIES - 6.1%
Allegheny Energy, Inc. ........................       171,000     4,606,313
American Electric Power Company, Inc. .........       349,500    11,227,688
Duke Energy Corporation .......................       200,000    10,025,000
GPU, Inc. .....................................       100,000     2,993,750
Kansas City Power & Light Company .............       303,200     6,689,350
LG&E Energy Corporation .......................       100,000     1,743,750
Northern States Power Company .................       200,000     3,900,000
Southern Company ..............................       400,000     9,400,000
Texas Utilities Company .......................       375,000    13,335,938
                                                                -----------
                                                                 63,921,788

ELECTRICAL EQUIPMENT - 2.4%
Emerson Electric Company ......................       350,000    20,081,250
Hubbell, Inc. (Cl. B) .........................       200,000     5,450,000
                                                                -----------
                                                                 25,531,250

ELECTRONICS - DEFENSE - 0.2%
Raytheon Company (Cl. B) ......................       100,000     2,656,250

ELECTRONICS - DISTRIBUTION - 0.3%
W.W. Grainger, Inc. ...........................        75,000     3,585,938

ELECTRONICS - SEMICONDUCTORS - 0.2%
Advanced Micro Devices, Inc.* .................        75,000     2,170,313

ENGINEERING & CONSTRUCTION - 0.4%
McDermott International, Inc. .................       500,000     4,531,250

ENTERTAINMENT - 1.7%
Walt Disney Company ...........................       600,000    17,550,000

FINANCIAL - DIVERSE - 2.7%
Fannie Mae ....................................       300,000    18,731,250
Freddie Mac ...................................       200,000     9,412,500
                                                                -----------
                                                                 28,143,750

FOODS - 3.0%
Bestfoods, Inc. ...............................       100,000     5,256,250
ConAgra, Inc. .................................       450,000    10,153,125
Kellogg Company ...............................       150,000     4,621,875
Tyson Foods, Inc. (Cl. A) .....................       443,900     7,213,375
Universal Foods Corporation ...................       200,000     4,075,000
                                                                -----------
                                                                 31,319,625

GOLD & PRECIOUS METALS MINING - 2.2%
Barrick Gold Corporation ......................       500,000     8,843,750
Newmont Mining Corporation ....................       300,000     7,350,000
Placer Dome, Inc. .............................       600,000     6,450,000
                                                                -----------
                                                                 22,643,750

HEALTH CARE - DIVERSE - 0.9%
Abbott Laboratories ...........................       250,000     9,078,125

HEALTH CARE - MANAGED CARE - 0.5%
Aetna, Inc. ...................................       100,000     5,581,250

HEALTH CARE - PHARMACEUTICALS - MAJOR - 1.0%
Elan Corporation PLC ADR* .....................       350,000    10,325,000

HOSPITAL MANAGEMENT - 0.1%
Columbia/HCA Healthcare
   Corporation ................................        50,000     1,465,625

HOUSEHOLD FURNISHINGS & APPLIANCES - 0.6%
Whirlpool Corporation .........................       100,000     6,506,250

HOUSEWARES - 0.3%
Fortune Brands, Inc. ..........................       100,000     3,306,250

INSURANCE - LIFE & HEALTH - 2.9%
American General Corporation ..................       175,000    13,278,125
Conseco, Inc. .................................       350,000     6,256,250
UnumProvident Corporation .....................       330,000    10,580,625
                                                                -----------
                                                                 30,115,000

INSURANCE - MULTILINE - 0.9%
Loews Corporation .............................       155,000     9,406,563

INSURANCE - PROPERTY & CASUALTY - 2.3%
Chubb Corporation .............................       135,000     7,602,188
Safeco Corporation ............................       250,000     6,218,750
St. Paul Companies, Inc. ......................       300,000    10,106,250
                                                                -----------
                                                                 23,927,188

IRON & STEEL - 0.3%
USX-U.S. Steel Group, Inc. ....................       100,000     3,300,000

LEISURE TIME PRODUCTS - 0.2%
Mattel, Inc. ..................................       161,000     2,113,125

MACHINERY - DIVERSE - 2.3%
Caterpillar, Inc. .............................       125,000     5,882,812
Deere & Company ...............................       412,000    17,870,500
                                                                -----------
                                                                 23,753,312

--------------------------------------------------------------------------------
                           38 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES B (GROWTH-INCOME) (CONTINUED)
------------------------------------

                                                      NUMBER       MARKET
COMMON STOCKS (CONTINUED)                            OF SHARES     VALUE
--------------------------------------------------------------------------------
MANUFACTURING - DIVERSIFIED - 2.8%
Minnesota Mining & Manufacturing
   Company ....................................        75,000   $ 7,340,625
Textron, Inc. .................................       100,000     7,668,750
Tyco International, Ltd. ......................       200,000     7,775,000
United Technologies Corporation ...............       100,000     6,500,000
                                                                -----------
                                                                 29,284,375

MEDICAL PRODUCTS & SUPPLIES - 3.4%
Baxter International, Inc. ....................       200,000    12,562,500
Becton, Dickinson & Company ...................       200,000     5,350,000
Dentsply International, Inc. ..................       300,000     7,087,500
St. Jude Medical, Inc.* .......................       214,300     6,576,331
VISX, Inc.* ...................................        75,000     3,881,250
                                                                -----------
                                                                 35,457,581

NATURAL GAS - 1.3%
El Paso Energy Corporation ....................       200,000     7,762,500
People's Energy Corporation ...................       188,600     6,318,100
                                                                -----------
                                                                 14,080,600

OIL - DOMESTIC - 2.4%
Atlantic Richfield Company ....................        75,000     6,487,500
Conoco, Inc. (Cl.B) ...........................       122,840     3,055,645
Phillips Petroleum Company NY .................       200,000     9,400,000
USX-Marathon Group ............................       250,000     6,171,875
                                                                -----------
                                                                 25,115,020

OIL - INTERNATIONAL - 5.1%
Chevron Corporation ...........................       150,000    12,993,750
Royal Dutch Petroleum
   Company NY .................................       400,000    24,175,000
Texaco, Inc. ..................................       309,100    16,787,994
                                                                -----------
                                                                 53,956,744

OIL & GAS - DRILLING & EQUIPMENT - 3.7%
Halliburton Company ...........................       410,000    16,502,500
Schlumberger, Ltd. ............................       350,000    19,687,500
Transocean Sedco Forex, Inc. ..................        67,900     2,287,381
                                                                -----------
                                                                 38,477,381

OIL & GAS - EXPLORATION & PRODUCTION - 1.8%
Burlington Resources, Inc. ....................       245,000     8,100,312
EOG Resources, Inc. ...........................       250,000     4,390,625
Unocal Corporation ............................       200,000     6,712,500
                                                                -----------
                                                                 19,203,437
OIL & GAS - REFINING &MARKETING- 0.8%
Ashland, Inc. .................................       268,000     8,827,250

PAPER & FOREST PRODUCTS - 1.8%
International Paper Company ...................       200,000    11,287,500
Louisiana-Pacific Corporation .................       500,000     7,125,000
                                                                -----------
                                                                 18,412,500
PERSONAL CARE - 0.4%
Gillette Company ..............................       100,000     4,118,750

PHOTOGRAPHY / IMAGING - 1.8%
Eastman Kodak Company .........................       250,000    16,562,500
Polaroid Corporation ..........................       100,000     1,881,250
                                                                -----------
                                                                 18,443,750
PUBLISHING - 0.4%
Harcourt General ..............................       100,000     4,025,000

PUBLISHING - NEWSPAPER - 0.3%
Dow Jones & Company, Inc. .....................        50,000     3,400,000

RAILROADS - 1.4%
Norfolk Southern Corporation ..................       300,000     6,150,000
Union Pacific Corporation .....................       200,000     8,725,000
                                                                -----------
                                                                 14,875,000

REAL ESTATE INVESTMENT TRUSTS - 0.9%
Highwoods Properties, Inc. ....................       150,000     3,487,500
Hospitality Properties Trust ..................       300,000     5,718,750
                                                                -----------
                                                                  9,206,250

RESTAURANT - 0.2%
CBRL Group, Inc. ..............................       185,000     1,795,078

RETAIL - COMPUTERS & ELECTRONICS - 0.5%
Best Buy Company, Inc.* .......................       100,000     5,018,750

RETAIL - DEPARTMENT STORES - 1.0%
Dillard's Inc. ................................       226,000     4,562,375
J.C. Penney Company, Inc. .....................       300,000     5,981,250
                                                                -----------
                                                                 10,543,625

RETAIL - FOOD CHAINS - 0.7%
Albertson's Inc. ..............................       227,500     7,336,875

RETAIL SPECIALTY - 0.3%
Toys "R" Us, Inc.* ............................       200,000     2,862,500

SAVINGS & LOANS - 0.5%
Washington Mutual, Inc. .......................       200,000     5,200,000


SERVICES - COMMERCIAL & CONSUMER - 0.2%
Laidlaw, Inc. .................................       400,000     2,100,000

SPECIALTY PRINTING - 0.4%
R.R. Donnelley & Sons Company .................       150,000     3,721,875

TELECOMMUNICATION - LONG DISTANCE - 4.8%
AT&T Corporation ..............................       450,000    22,837,500
MCI WorldCom, Inc.* ...........................       525,000    27,857,812
                                                                -----------
                                                                 50,695,312
TELEPHONE - 2.3%
SBC Communications, Inc. ......................       500,000    24,375,000

TEXTILES - APPAREL - 0.2%
Russell Corporation ...........................       130,000     2,177,500

--------------------------------------------------------------------------------
                           39 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


----------------------------------
SERIES B (GROWTH-INCOME)(CONTINUED)
----------------------------------
                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER      MARKET
COMMON STOCKS (CONTINUED)                              OF SHARES     VALUE
--------------------------------------------------------------------------------
TOBACCO - 1.8%
Philip Morris Companies, Inc. ...............          566,800   $   13,142,675
UST, Inc. ...................................          250,000        6,296,875
                                                                 --------------
                                                                     19,439,550
                                                                 --------------
   Total common stocks - 98.6% ...............................    1,037,240,851
                                                                 --------------
   Total investments - 99.0% .................................    1,041,800,464
   Cash and other assets,
      less liabilities - 1.0% ................................       10,031,627
                                                                 --------------
   Total net assets - 100.0% .................................   $1,051,832,091
                                                                 ==============

SERIES C (MONEY MARKET)

COMMERCIAL PAPER
----------------
AEROSPACE/DEFENSE - 2.4%
Rockwell International Group,
   5.70%, 2-1-00 ............................   $    3,650,000   $    3,633,978

BROKERAGE - 2.9%
Merrill Lynch & Company, Inc.,
   4.93%, 2-4-00 ............................          450,000          447,786
   5.07%, 2-18-00 ...........................          650,000          645,352
   6.00%, 3-15-00 ...........................        3,500,000        3,460,660
                                                                 --------------
                                                                      4,553,798

BUSINESS SERVICES - 4.0%
A1 Credit Corporation .......................        1,600,000        1,594,032
General Electric Capital Corporation,
   5.97%, 1-19-00 ...........................        3,000,000        2,992,830
   6.05%, 2-24-00 ...........................          500,000          495,960
   6.05%, 2-28-00 ...........................          105,000          104,087
   6.10%, 3-15-00 ...........................        1,000,000          988,760
                                                                 --------------
                                                                      6,175,669

CHEMICALS - BASIC - 2.1%
E.I. duPont de Nemours and Company,
   5.75%, 1-26-00 ...........................        3,200,000        3,188,992

COMBINATION GAS & ELECTRIC - 5.8%
Baltimore Gas & Electric Company,
   6.18%, 1-13-00 ...........................        1,750,000        1,746,395
Central Illinois Light Company,
   6.40%, 1-25-00 ...........................        1,500,000        1,495,065
   6.33%, 2-2-00 ............................          800,000          795,499
   6.35%, 2-7-00 ............................        2,000,000        1,989,240
   6.50%, 3-8-00 ............................          400,000          395,940
Madison Gas & Electric Company,
   6.00%, 1-10-00 ...........................        1,600,000        1,597,600
Pacific Gas & Electric Company,
   6.52%, 1-19-00 ...........................          900,000          897,066
                                                                 --------------
                                                                      8,916,805

COMPUTER SYSTEMS - 3.7%
International Business Machines,
   5.60%, 2-7-00 ............................        5,700,000        5,669,163

ELECTRIC UTILITIES - 11.0%
Duke Energy Corporation,
   5.61%, 1-14-00 ...........................        1,700,000        1,697,195
   5.33%, 1-21-00 ...........................        4,200,000        4,188,660
Georgia Power Company,
   5.71%, 2-1-00 ............................        1,200,000        1,194,780
   5.72%, 2-2-00 ............................        3,000,000        2,986,500
Potomac Electric Power Company,
   5.77%, 1-26-00 ...........................        2,400,000        2,391,720
   5.77%, 1-27-00 ...........................        3,200,000        3,188,480
Southern California Edison Company,
   5.67%, 1-24-00 ...........................        1,300,000        1,295,905
                                                                 --------------
                                                                     16,943,240

ELECTRONICS - 2.3%
Emerson Electric Company,
   5.90%, 1-31-00 ...........................        3,500,000        3,482,792

ENTERTAINMENT - 2.1%
Walt Disney Company
   5.80%, 2-2-00 ............................        1,600,000        1,592,800
   5.85%, 3-17-00 ...........................        1,600,000        1,581,408
                                                                 --------------
                                                                      3,174,208

FINANCIAL SERVICES - 2.8%
Toyota Motor Credit Corporation,
   5.80%, 2-10-00 ...........................        1,400,000        1,391,824
   5.84%, 2-16-00 ...........................        2,500,000        2,483,100
   5.83%, 2-17-00 ...........................          400,000          397,232
                                                                 --------------
                                                                      4,272,156

FOOD PROCESSING - 3.6%
General Mills, Inc. .........................
   5.85%, 1-5-00 ............................        2,500,000        2,498,375
McCormick &Company, Inc.,6.25%, 1-12-00 .....        3,000,000        2,994,271
                                                                 --------------
                                                                      5,492,646

INDUSTRIAL SERVICES - 1.3%
PPG Industries, Inc.,
   5.87%, 1-28-00 ...........................        2,050,000        2,040,975

NATURAL GAS - 4.6%
Laclede Gas Company,
   5.25%, 1-5-00 ............................          349,000          348,796
   6.60%, 1-7-00 ............................          200,000          199,780
New Jersey Natural Gas Company,
   5.93%, 1-10-00 ...........................        4,500,000        4,495,275
Northern Illinois Gas Company
   (Nicor Gas), 5.95% - 1-24-00 .............        2,000,000        1,992,397
                                                                 --------------
                                                                      7,036,248

--------------------------------------------------------------------------------
                           40 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


---------------------------------
SERIES C (MONEY MARKET)(CONTINUED)
---------------------------------

                                                         PRINCIPAL    MARKET
COMMERCIAL PAPER (CONTINUED)                              AMOUNT      VALUE
--------------------------------------------------------------------------------
NUCLEAR - 2.9%
Bayshore Fuel Company,
   5.90%, 2-11-00 ...............................   $   4,000,000  $   3,975,880
   6.00%, 2-11-00 ...............................         500,000        496,583
                                                                   -------------
                                                                       4,472,463

PHARMACEUTICALS - 2.6%
Schering Corporation,
   6.05%, 1-11-00 ...............................       1,750,000      1,747,059
   6.00%, 2-8-00 ................................       2,300,000      2,285,433
                                                                   -------------
                                                                       4,032,492

PHOTOGRAPH/IMAGING - 2.4%
Eastman Kodak Company,
   5.15%, 1-20-00 ...............................         450,000        448,777
   5.84%, 1-20-00 ...............................       3,200,000      3,191,840
                                                                   -------------
                                                                       3,640,617

PUBLISHING - 1.5%
McGraw-Hill Companies, Inc.,
   6.18%, 1-20-00 ...............................       1,300,000      1,295,760
   6.35%, 1-21-00 ...............................       1,000,000        996,472
                                                                   -------------
                                                                       2,292,232

TELECOMMUNICATIONS - 8.8%
AT&T Corporation,
   5.75%, 1-25-00 ...............................       2,000,000      1,993,420
   5.84%, 2-25-00 ...............................       2,300,000      2,281,071
Bell Atlantic Network Funding Corporation,
   5.80%, 1-19-00 ...............................       2,000,000      1,994,200
   5.80%, 1-20-00 ...............................       1,000,000        996,902
   5.87%, 1-21-00 ...............................       1,000,000        996,733
   6.05%, 1-25-00 ...............................         500,000        497,983
BellSouth Telecommunications, Inc.,
   5.45% - 1-18-00  .............................       4,800,000      4,789,248
                                                                   -------------
                                                                      13,549,557
TOYS &SPORTING GOODS - 0.5%
Hasbro, Inc.,
   5.05%, 1-21-00 ...............................         787,000        784,875
                                                                   -------------

   Total commercial paper - 67.3% ...............................    103,352,906

U.S. GOVERNMENT & AGENCIES

FEDERAL HOME LOAN BANKS - 1.9%
Federal Home Loan Bank Discount Corporation,
   5.52%, 1-14-00 ...............................       1,000,000        998,650
   5.77%, 3-23-00 ...............................       2,000,000      1,975,540
                                                                   -------------
                                                                       2,974,190
FEDERAL HOME LOAN MORTGAGES - 3.5%
Federal Home Loan Mortgage Corporation,
   5.60%, 3-9-00 ................................         900,000        890,820
   5.07%, 3-31-00 ...............................       4,470,000      4,409,208
                                                                   -------------
                                                                       5,300,028
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.3%
Federal National Mortgage Association,
   5.52%, 1-24-00 ...............................       3,000,000      2,992,110
   5.52%, 1-25-00 ...............................       3,000,000      2,991,750
   4.86%, 4-12-00 ...............................       3,700,000      3,641,281
                                                                   -------------
                                                                       9,625,141
STUDENT LOAN MORTGAGE ASSOCIATION - 8.6%
Student Loan Mortgage Association,
   5.52%, 7-25-04 ...............................       1,640,427      1,624,006
   4.92%, 10-25-05 ..............................       4,553,283      4,531,939
   5.15%, 10-28-06 ..............................       2,000,000      1,965,220
   5.21%, 1-25-07 ...............................       3,749,908      3,742,291
   5.33%, 4-25-08 ...............................       1,388,155      1,372,122
                                                                   -------------
                                                                      13,235,578
SMALL BUSINESS ASSOCIATION POOLS - 6.7%
   #502406, 6.25% - 2006(1)......................         293,595        293,595
   #502163, 6.50% - 2012(1)......................         678,078        678,078
   #502353, 6.25% - 2018(1)......................          87,617         87,617
   #503176, 6.125% - 2020(1).....................         371,559        373,417
   #503295, 5.75% - 2021(1)......................         721,333        721,333
   #503303, 5.75% - 2021(1)......................         803,222        803,223
   #503283, 6.00% - 2021(1)......................         896,617        892,834
   #503308, 6.00% - 2021(1)......................         606,014        606,014
   #503459, 6.00% - 2021(1)......................       1,322,247      1,317,289
   #503343, 6.125% - 2021(1).....................       1,176,365      1,176,365
   #503347, 6.125% - 2021(1).....................       3,334,043      3,334,043
                                                                   -------------
                                                                      10,283,808
                                                                   -------------
   Total U.S. government
      & agencies - 27.0% ........................      41,692,463     41,418,745

MISCELLANEOUS ASSETS

FUNDING AGREEMENTS - 5.8%
Security Life of Denver Insurance Company,
   6.50625% - 10-31-011 .........................       3,000,000      3,000,000
Travelers Insurance Company,
   6.49630% - 8-21-011 ..........................       3,000,000      3,000,000
United of Omaha Life Insurance Company,
   6.57625% - 1-21-021 ..........................       3,000,000      3,000,000
                                                                   -------------
                                                                       9,000,000
                                                                   -------------
   Total investments - 100.1% ..................................     153,771,651
   Liabilities, less cash and other assets - (0.1%) ............        (183,063)
                                                                   -------------
   Total net assets - 100.0% ...................................   $ 153,588,588
                                                                   =============

--------------------------------------------------------------------------------
                           41 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


---------------------------
SERIES D (WORLDWIDE EQUITY)
---------------------------

                                                           NUMBER       MARKET
COMMON STOCKS                                             OF SHARES     VALUE
--------------------------------------------------------------------------------
ARGENTINA - 0.3%
IRSA Inversiones y Representaciones S.A. GDR ..........      55,218  $ 1,780,781

AUSTRALIA - 1.2%
Australia & New Zealand Banking
   Group, Ltd. ........................................     559,500    4,057,162
Telstra Corporation, Ltd. .............................     364,900    1,977,186
                                                                     -----------
                                                                       6,034,348

BELGIUM - 0.8%
Lernout & Hauspie Speech Products N.V.* ...............      86,200    3,986,750

BRAZIL - 1.2%
Tele Norte Leste Participacoes S.A.. .................. 235,751,000    6,375,201

CANADA - 0.9%
Bombardier, Inc. ......................................     234,100    4,782,653

CROATIA - 0.6%
Pliva d.d. GDR 144-A ..................................     247,500    3,294,374

FINLAND - 0.9%
Nokia Corporation ADR .................................      25,700    4,883,000

FRANCE- 10.3%
Alcatel ...............................................      39,400    9,004,760
Axa ...................................................      25,681    3,562,781
Canal Plus ............................................      75,800   10,979,387
Cap Gemini S.A ........................................      35,000    8,841,168
Genset ADR* ...........................................     240,800    4,590,250
Sidel S.A .............................................      37,500    3,852,975
Societe BIC S.A .......................................      94,200    4,266,170
Societe Television Francaise 1 ........................      17,000    8,861,216
                                                                     -----------
                                                                      53,958,707

GERMANY - 6.6%
Fresenius AG ..........................................      43,400    7,917,757
Porsche AG ............................................       4,950   13,397,076
ProSieben Media AG ....................................      75,726    4,395,058
Volkswagen AG .........................................      53,680    3,000,919
Wella AG ..............................................     259,660    5,726,230
                                                                     -----------
                                                                      34,437,040

GREECE - 0.3%
Hellenic Telecommunications
   Organization S.A ...................................      57,375    1,357,282

HONG KONG - 0.6%
Television Broadcasts, Ltd. ...........................     421,000    2,870,393

IRELAND - 1.0%
Elan Corporation PLC ADR* .............................     180,730    5,331,535

ITALY - 1.8%
Telecom Italia Mobile SpA .............................     685,800    7,623,776
UniCredito Italiano SpA ...............................     390,900    1,912,170
                                                                     -----------
                                                                       9,535,946

JAPAN - 5.6%
Credit Saison Company, Ltd. ...........................     115,700    2,012,076
DDI Corporation .......................................         170    2,325,241
Eisai Company, Ltd. ...................................     233,000    4,473,108
Hoya Corporation ......................................      26,000    2,044,844
Nintendo Company, Ltd. ................................      15,400    2,554,755
NTT Mobile Communications
   Network, Inc. ......................................         180    6,911,240
Taisho Pharmaceutical Company, Ltd. ...................      65,000    1,905,134
Toshiba Corporation ...................................     954,000    7,269,992
                                                                     -----------
                                                                      29,496,390

MEXICO - 1.5%
Grupo Televisa S.A. GDR* ..............................     118,200    8,067,150

NETHERLANDS - 6.5%
Aegon N.V .............................................      42,300    4,066,306
Getronics N.V .........................................     152,660   12,119,690
Koninklijke (Royal) Philips
   Electronics N.V ....................................      64,600    8,741,930
STMicroelectronics N.V ................................      61,700    9,343,694
                                                                     -----------
                                                                      34,271,620

PORTUGAL - 0.9%
Portugal Telecom S.A ..................................     215,000    2,346,969
Telecel-Comunicacoes Pessoais S.A .....................     142,100    2,465,655
                                                                     -----------
                                                                       4,812,624

SINGAPORE - 0.9%
Dairy Farm International
   Holdings, Ltd. .....................................   2,565,000    2,308,500
Singapore Press Holdings, Ltd. ........................     110,800    2,400,888
                                                                     -----------
                                                                       4,709,388

SWEDEN - 0.5%
Autoliv, Inc. .........................................      93,400    2,722,299
Telefonaktiebolaget
   LM Ericsson ........................................         900       57,626
                                                                     -----------
                                                                       2,779,925

UNITED KINGDOM - 8.8%
Allied Zurich PLC .....................................     309,500    3,661,347
BP Amoco PLC ADR ......................................      32,000    1,898,000
Cadbury Schweppes PLC .................................     579,830    3,396,951
Dixons Group PLC ......................................     227,200    5,452,394
Glaxo Wellcome PLC ADR ................................      46,100    2,575,838
Hanson PLC ............................................     510,000    4,208,471
Peninsular and Oriental Steam
   Navigation Company .................................     160,400    2,657,552
Reed International PLC ................................     473,800    3,524,122
Rentokil Initial PLC ..................................     955,500    3,472,654
Royal Bank of Scotland Group PLC ......................     103,100    1,817,859
Telewest Communications PLC* ..........................     442,472    2,353,336
WPP Group PLC .........................................     717,800   11,279,563
                                                                     -----------
                                                                      46,298,087

--------------------------------------------------------------------------------
                           42 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998


--------------------------------------
SERIES D (WORLDWIDE EQUITY)(CONTINUED)
--------------------------------------

                                                            NUMBER       MARKET
COMMON STOCKS (CONTINUED)                                 OF SHARES      VALUE
----------------------------------------------------------------------------------
UNITED STATES - 36.0%
Affymetrix, Inc.* .................................         40,200    $  6,821,437
ALZA Corporation* .................................        112,100       3,881,462
American Express Company ..........................         26,150       4,347,437
American International Group, Inc. ................         18,750       2,027,344
Amgen, Inc.* ......................................         91,400       5,489,712
Associates First Capital Corporation ..............         42,700       1,171,581
C.R. Bard, Inc. ...................................         53,300       2,824,900
Cadence Design Systems, Inc.* .....................        474,200      11,380,800
Circuit City Stores -
   Circuit City Group .............................         84,000       3,785,250
Cisco Systems, Inc.* ..............................         43,000       4,606,375
Citigroup, Inc. ...................................         79,500       4,417,219
Fannie Mae ........................................         61,700       3,852,394
General Motors Corporation ........................         58,400       4,244,950
Genzyme Corporation* ..............................         54,100       2,434,500
Gilead Sciences, Inc.* ............................         56,900       3,079,713
Hasbro, Inc. ......................................        143,650       2,738,328
ICICI, Ltd.* ......................................        100,000       1,387,500
ICICI, Ltd. ADR* ..................................        236,000       3,481,000
International Business Machines
   Corporation ....................................         44,000       4,752,000
International Flavors &
   Fragrances, Inc. ...............................        142,300       5,371,825
International Game Technology .....................        169,900       3,451,094
Lehman Brothers Holdings, Inc. ....................         67,400       5,707,938
Manpower, Inc. ....................................        119,200       4,484,900
MCI WorldCom, Inc.* ...............................         60,900       3,231,506
Millennium Pharmaceuticals, Inc.* .................         63,400       7,734,800
National Semiconductor
   Corporation* ...................................        354,400      15,172,750
Oracle Corporation* ...............................        102,600      11,497,613
QUALCOMM, Inc.* ...................................        108,320      19,091,400
Quintiles Transnational
   Corporation* ...................................        136,400       2,548,975
Scientific-Atlanta, Inc. ..........................        122,365       6,806,553
Sun Microsystems, Inc.* ...........................        127,260       9,854,696
Sybase, Inc.* .....................................         97,900       1,664,300
Synopsys, Inc.* ...................................         32,700       2,182,725
Telefonaktiebolaget LM
   Ericsson ADR ...................................        168,800      11,088,050
Telesp Celular
   Participacoes S.A. ADR .........................         21,300         902,588
Walt Disney Company ...............................         64,800       1,895,400
                                                                      ------------
                                                                       189,411,015
                                                                      ------------
   Total common stocks - 87.2% ....................................    458,474,209

RIGHTS
------
UNITED KINGDOM - 0.0%
Telewest Communications Rights* ...................              8    $         10
                                                                      ------------

   Total investments - 87.2% ......................................    458,474,219

   Cash and other assets, less liabilities - 12.8% ................     67,273,963
                                                                      ------------
   Total net assets - 100.0% ......................................   $525,748,182
                                                                      ============

INVESTMENT CONCENTRATION
------------------------
At December 31, 1999, Series D's investment concentration by industry was as follows:

Advertising ..............................       2.2%
AutoParts & Supplies .....................       0.5%
Automobiles ..............................       3.9%
Banks & Credit ...........................       1.5%
Broadcast Media ..........................       6.7%
Building & Construction ..................       0.8%
Communications ...........................       3.6%
Computer Software ........................       2.2%
Computer Systems .........................       7.9%
Cosmetics ................................       1.1%
Electrical Equipment .....................       1.4%
Electronics ..............................       4.7%
Entertainment ............................       1.5%
Financial Services .......................       5.0%
Food Wholesalers .........................       0.7%
Health Care ..............................       6.3%
Household Products .......................       1.0%
Insurance ................................       2.5%
Machinery ................................       0.7%
Manufacturing ............................       0.9%
Medical ..................................       0.9%
Office Equipment .........................       0.8%
Oil ......................................       0.4%
Pharmaceuticals ..........................       5.2%
Publishing ...............................       0.7%
Real Estate Development ..................       0.3%
Retail ...................................       2.2%
Semiconductors ...........................       5.1%
Services .................................       1.8%
Telecommunications .......................      13.7%
Toys & Sporting Goods ....................       0.5%
Transportation ...........................       0.5%
Cash & other assets, less liabilities ....      12.8%
                                                -----
                                               100.0%
                                               =====

--------------------------------------------------------------------------------
                           43 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


----------------------------
SERIES E (HIGH GRADE INCOME)
----------------------------
                                                       PRINCIPAL
                                                       AMOUNT OR
                                                         NUMBER       MARKET
CORPORATE BONDS                                        OF SHARES       VALUE
--------------------------------------------------------------------------------
AIRLINES - 3.4%
Southwest Airlines Company,
   7.875% - 2007 ...................................   $2,475,000   $2,505,938
United Airlines, 11.21% - 2014 .....................   $1,825,000    2,164,906
                                                                    ----------
                                                                     4,670,844
AUTOMOTIVE - 3.3%
Federal-Mogul Corporation,
   7.75% - 2006 ....................................   $  250,000      235,000
   7.50% - 2009 ....................................   $  250,000      225,937
   7.785% - 2010 ...................................   $  250,000      228,438
Ford Motor Company,
   7.25% - 2008 ....................................   $1,000,000      973,750
General Motors Corporation,
   7.70% - 2016 ....................................   $2,375,000    2,372,031
Mark IV Industries, 7.50% - 2007 ...................   $  500,000      453,750
                                                                    ----------
                                                                     4,488,906
BANKING - 2.6%
Bank of New York Company, Inc.,
   6.50% - 2003 ....................................   $   25,000       24,375
B.F. Saul REIT, 9.75% - 2008 .......................   $  250,000      235,938
Homeside, Inc., 11.25% - 2003 ......................   $1,250,000    1,428,125
Washington Mutual Capital,
   8.375% - 20274 ..................................   $2,025,000    1,895,906
                                                                    ----------
                                                                     3,584,344
BASIC INDUSTRY - OTHER 1.1%
Pioneer Hi Bred International, Inc.,
   5.75% - 2009 ....................................   $1,650,000    1,470,562

BEVERAGE - 3.1%
Anheuser-Busch Companies, Inc.,7.10% - 2007 ........   $2,425,000    2,352,250
Canadaigua Brands, 8.625% - 2006 ...................   $  250,000      248,750
Pepsi Bottling Holdings, Inc.,
   5.625% - 2009 ...................................   $1,900,000    1,676,750
                                                                    ----------
                                                                     4,277,750
BROKERAGE - 1.9%
SI Financing Trust, Inc.,
   9.50% - 20264 ...................................      102,610    2,616,555

BUILDING MATERIALS - 3.0%
LaFarge Corporation, 6.375% - 2005                     $1,025,000      960,937
Martin Marietta Material,
   5.875% - 2008 ...................................   $1,850,000    1,651,125
Nortek, Inc., 8.875% - 2008 ........................   $  500,000      475,000
Vulcan Materials Company,
   5.75% - 2004 ....................................   $1,100,000    1,047,750
                                                                    ----------
                                                                     4,134,812

CONSTRUCTION MACHINERY - 1.2%
AGCO Corporation, 8.50% - 2006 .....................   $  500,000      465,625
Columbus Mckinnon Corporation,
   8.50% - 2008 ....................................   $  500,000      431,250
Sequa Corporation, 9.00% - 2009 ....................   $  300,000      291,375
Titan Wheel International, Inc.,
   8.75% - 2007 ....................................   $  500,000      420,625
                                                                    ----------
                                                                     1,608,875

CONSUMER CYCLICALS - OTHER - 0.2%
American ECO Corporation,
   9.625% - 2008 ...................................   $  500,000      258,750

ENERGY - OTHER - 0.2%
P&L Coal Holdings Corporation,
   8.875% - 2008 ...................................   $  300,000      293,250

ENTERTAINMENT - 0.7%
Paramount Communications,
   7.50% - 2023 ....................................   $1,000,000      882,500

FINANCE - OTHER - 1.4%
EOP Operating LP, REIT,
   6.625% - 2005 ...................................   $2,050,000    1,944,937

FINANCIAL COMPANIES - 6.5%
American RE Capital, 8.50% - 20254 .................       46,000    1,104,000
Associates Corporation, N.A.,
   7.55% - 2006 ....................................   $  925,000      923,844
CB Richard Ellis Service,
   8.875% - 2006 ...................................   $  500,000      451,250
Countrywide Capital, 8.00% - 2026(4)................   $1,000,000      891,250
Merrill Lynch & Company, Inc.,
   7.375% - 2006 ...................................   $2,500,000    2,481,250
Morgan Stanley Dean Witter Discover
   & Company, 7.25% - 2023 .........................   $2,500,000    2,193,750
PNC Funding Corporation,
   7.75% - 2004 ....................................   $  800,000      807,000
                                                                    ----------
                                                                     8,852,344

FINANCIAL COMPANIES - CAPTIVE - 0.7%
Bayer Corporation, 6.20% - 2008 ....................   $1,000,000      925,000

FOOD - 5.4%
Archer-Daniels-Midland Company,
   8.875% - 2011 ...................................   $2,025,000    2,212,313
Cargill, Inc., 6.15% - 2008 ........................   $1,625,000    1,478,750
Chiquita Brands International, Inc.,
   10.25% - 2006 ...................................   $  500,000      361,250
Conagra, Inc., 6.70% - 2027 ........................   $2,000,000    1,902,500
Nash Finch Company, 8.50% - 2008 ...................   $  500,000      413,750
Supervalu, Inc., 7.875% - 2009 .....................   $1,000,000      973,750
                                                                    ----------
                                                                     7,342,313

--------------------------------------------------------------------------------
                           44 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------
SERIES E (HIGH GRADE INCOME)(CONTINUED)
----------------------------------------

                                                      PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)                            AMOUNT         VALUE
--------------------------------------------------------------------------------
GAMING - 2.6%
Boyd Gaming Corporation,
   9.25% - 2003 ..................................   $  500,000   $  503,750
Circus Circus Enterprise,
   9.25% - 2005 ..................................      250,000      253,750
MGM Grand, Inc., 6.95% - 2005 ....................    1,410,000    1,298,962
Mirage Resorts, Inc., 6.625% - 2005  .............    1,160,000    1,064,300
Park Place Entertainment,
   7.875% - 2005 .................................      500,000      478,750
                                                                  ----------
                                                                   3,599,512
HEALTHCARE - 0.5%
Rural/Metro Corporation,
   7.875% - 2008 .................................      250,000      196,250
Tenet Healthcare Corporation, 8.125% - 2008 ......      500,000      466,875
                                                                  ----------
                                                                     663,125
HOME CONSTRUCTION - 0.9%
D.R. Horton, Inc., 8.375% - 2004 .................      125,000      122,187
MDC Holdings, 8.375% - 2008 ......................      250,000      227,813
Oakwood Homes Corporation,
   8.125% - 2009 .................................      500,000      257,500
Standard Pacific Corporation,
   8.50% - 2009 ..................................      500,000      462,500
Toll Corporation, 7.75% - 2007 ...................      125,000      117,187
                                                                  ----------
                                                                   1,187,187
INDEPENDENT ENERGY - 0.6%
Seagull Energy Corporation,
   8.625% - 2005 .................................      800,000      801,000

INSURANCE - LIFE - 2.4%
Chubb Corporation, 6.15% - 2005 ..................    2,475,000    2,338,875
St. Paul Companies, Inc.,
   6.38% - 2008 ..................................    1,000,000      901,250
                                                                  ----------
                                                                   3,240,125
LODGING - 0.3%
HMH Properties, 7.875% - 2008 ....................      500,000      446,250

MEDIA - CABLE - 2.5%
Adelphia Communications, Inc.,
   9.50% - 2004 ..................................       43,388       42,629
   8.375% - 2008 .................................      250,000      232,500
Century Communications
   Corporation, 8.375% - 2007 ....................      125,000      118,437
Comcast Corporation, 9.125% - 2006 ...............      150,000      156,188
Jones Intercable, Inc., 7.625% - 2008 ............      500,000      496,250
Lenfest communications, Inc.,
   10.50% - 2006 .................................      500,000      561,250
Rogers Cablesystems, 9.625% - 2002..                    500,000      518,750
Rogers Communications, Inc.,
   9.125% - 2006 .................................      450,000      451,125
Time Warner Entertainment Company,
   10.15% - 2012 .................................      670,000      785,575
                                                                  ----------
                                                                   3,362,704

MEDIA - NON-CABLE - 1.1%
K-III Communications Corporation,
   10.25% - 2004 .................................      555,000      548,756
News American Holdings,
   8.625% - 2003 .................................      500,000      516,250
USA Network, 6.75% - 2005 ........................      500,000      476,875
                                                                  ----------
                                                                   1,541,881

METALS - 0.9%
AK Steel Corporation, 7.875% - 2009...............      500,000      475,000
California Steel Industries,
   8.50% - 2009 ..................................      500,000      483,750
WHX Corporation, 10.50% - 2005 ...................      250,000      244,375
                                                                  ----------
                                                                   1,203,125

OIL FIELD SERVICES - 1.4%
Transocean Offshore, Inc.,
   8.00% - 2027 ..................................    2,000,000    1,962,500

RAILROADS - 2.5%
ROCS Series Burlington Northern
   Santa Fe 1998-1, 6.50% - 2017 .................    1,439,117    1,297,420
ROCS Series NSC 1998-1,
   6.375% - 2017 .................................    2,360,691    2,105,046
                                                                  ----------
                                                                   3,402,466

RETAILERS - 3.4%
Ames Department Stores,
   10.00% - 2006 .................................      250,000      246,875
Lowe's Companies, Inc.,
   6.70% - 2007 ..................................    1,625,000    1,551,875
Mattel, Inc., 6.125% - 2005 ......................      700,000      639,625
Sears Roebuck Acceptance,
   6.41% - 2001 ..................................      350,000      345,625
Tandy Corporation, 6.95% - 2007 ..................    1,100,000    1,053,250
Zale Corporation, 8.50% - 2007 ...................      750,000      743,438
                                                                  ----------
                                                                   4,580,688

SERVICES - 0.7%
Loewen Group International, Inc.,
   8.25% - 2003 ..................................      850,000      446,250
Protection One Alarm,
   7.375% - 2005 .................................      500,000      397,500
Unisys Corporation, 7.875% - 2008 ................      175,000      168,438
                                                                  ----------
                                                                   1,012,188

SUPERMARKETS - 0.7%
Safeway, Inc., 6.50% - 2008 ......................    1,000,000      921,250

TECHNOLOGY - 0.7%
Electronic Data Systems,
   7.125% - 2009 .................................    1,000,000      976,250

--------------------------------------------------------------------------------
                            45 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------
SERIES E (HIGH GRADE INCOME)(CONTINUED)
----------------------------------------

                                                 PRINCIPAL
                                                 AMOUNT OR
                                                   NUMBER           MARKET
CORPORATE BONDS (CONTINUED)                      OF SHARES          VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - 5.1%
Alestra, SA., 12.625% - 2009 ...............   $    500,000   $    501,875
AT&T Corporation, 7.00% - 2005 .............      2,475,000      2,428,594
Cable & Wireless, PLC
   6.75% - 2008 ............................        700,000        693,000
Call-Net Enterprises, Inc.,
   9.375% - 2009 ...........................        500,000        413,750
GTE Corporation, 7.51% - 2009 ..............      1,500,000      1,498,125
Mastec, Inc., 7.75% - 2008 .................        500,000        486,250
SBC Communications Capital
   Corporation, 6.625% - 2007 ..............      1,025,000        984,000
                                                              ------------
                                                                 7,005,594

TEXTILES - 0.2%
Westpoint Stevens, Inc.,
   7.875% - 2008 ...........................        300,000        269,250

TOBACCO - 0.6%
Dimon, Inc., 8.875% - 2006 .................        400,000        357,000
Standard Commercial Tobacco
   Corporation, 8.875% - 2005 ..............        500,000        406,250
                                                              ------------
                                                                   763,250

TRANSPORTATION - OTHER - 0.3%
Allied Holdings, Inc.,
   8.625% - 2007 ...........................        500,000        443,750

TRANSPORTATION - SERVICES - 0.6%
ROCS Series FDX 1997 - 1,
   7.00% - 2017 ............................        950,149        867,193

UTILITIES - ELECTRIC - 1.7%
Calpine Corporation, 8.75% - 2007 ..........        500,000        501,875
CMS Energy Corporation,
   6.75% - 2004 ............................        500,000        463,750
East Coast Power LLC,
   6.737% - 2008 ...........................        236,435        221,953
   7.066% - 2012 ...........................        250,000        222,188
National Rural Utilities,
   5.50% - 2005 ............................      1,000,000        915,000
                                                              ------------
                                                                 2,324,766

UTILITIES - NATURAL GAS - 1.1%
National Fuel Gas Company,
   6.303% - 2008 ...........................      1,750,000      1,577,187

YANKEE - CANADIANS - 1.6%
Quebecor Printing Capital,
   7.25% - 2007 ............................      2,350,000      2,194,312

YANKEE - CORPORATE - 10.4%
Abbey National PLC, 6.69% - 2005 ...........   $  2,375,000      2,277,031
ABN AMRO Bank NV,
   7.30% - 2026 ............................   $  1,500,000      1,357,500
Agrium, Inc., 7.00% - 2004 .................   $  1,000,000        952,500
Argentaria Capital Funding,
   6.375% - 2006 ...........................   $  2,000,000      1,858,978
BCH Cayman Islands, Ltd.,
    7.70% - 2006 ...........................   $  2,500,000      2,490,625
Den Danske Bank, 7.40% - 2010 ..............   $  2,175,000      2,093,438
PanAmerican Beverages, Inc.,
   8.125% - 2003 ...........................   $  2,050,000      1,957,750
Petroleum Geo-Services,
   7.50% - 2007 ............................   $  1,200,000      1,174,500
                                                              ------------
                                                                14,162,322
                                                              ------------
   Total corporate bonds - 77.5% ..........................    105,859,617

PREFERRED STOCK
---------------

BANKS & CREDIT - 0.6%
ABN AMRO Capital Fund II,
   7.125% ..................................         40,000        792,500

MORTGAGE BACKED SECURITIES
--------------------------

U.S. GOVERNMENT AGENCIES - 5.2%
Federal Home Loan Bank,
   6.375% - 2006 ...........................   $    900,000        870,516
Federal Home Loan Mortgage Corporation,
   FHR 1250 H, 7.00% - 2020 CMO ............   $      4,598          4,587
   FHR 188 H, 7.00% - 2021 CMO .............   $     22,077         21,653
   FHR 1311 J, 7.50% - 2021 CMO ............   $  3,325,000      3,284,102
   FHR 1930 AB, 7.50% - 2023 CMO ...........   $    364,347        366,373
   FHLMC Series 1339 CL:C,
     8.00% - 2006 ..........................   $    946,297        962,422
   FHLMC, 6.25% - 2004 .....................   $    750,000        733,125
Federal National Mortgage Association,
   FNR 1992-58 J, 6.50% - 2018 .............   $     10,258         10,216
   FNR 1990-68 J, 6.95% - 2020 .............   $     92,354         90,161
   FNR 1990-103 K, 7.50% - 2020 ............   $     17,767         17,737
   FNMA, 6.00% - 2008 ......................   $    850,000        795,745
                                                              ------------
                                                                 7,156,637

--------------------------------------------------------------------------------
                           46 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------
SERIES E (HIGH GRADE INCOME)(CONTINUED)
----------------------------------------

MORTGAGE                                                 PRINCIPAL      MARKET
BACKED SECURITIES (CONTINUED)                             AMOUNT        VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES - 9.8%
Government National Mortgage Association,
   GNMA 39238, 9.50% - 2009 ........................   $    159,490   $    168,860
   GNMA 305617, 9.00% - 2021 .......................        147,670        153,960
   GNMA 301465, 9.00% - 2021 .......................        114,108        118,970
   GNMA 313107, 7.00% - 2022 .......................      1,225,573      1,200,779
   GNMA 352022, 7.00% - 2023 .......................      1,306,755      1,261,828
   GNMA 369303, 7.00% - 2023 .......................      1,282,442      1,254,959
   GNMA 780454, 7.00% - 2026 .......................      2,033,962      1,965,316
   GNMA 462680, 7.00% - 2028 .......................      2,252,516      2,181,967
   GNMA 482668, 7.00% - 2028 .......................        991,125        959,756
   GNMA 494109, 7.50% - 2029 .......................        708,190        700,237
   GNMA 510704, 7.50% - 2029 .......................      1,197,310      1,183,853
   GNMA 518436, 7.25% - 2029 .......................        997,508        974,785
   GNMA II 181907, 9.50% - 2020 ....................        163,687        171,558
   GNMA II 2445, 8.00% - 2027 ......................        989,139        991,464
   GNR 1997-10B, 7.50% - 2019 ......................         72,481         72,321
                                                                      ------------
                                                                        13,360,613
NON-AGENCY SECURITIES - 1.6%
Chase Commercial Mortgage Securities
   Company, 1997-1B, 7.37% - 2007 CMO ..............      1,500,000      1,473,945
Chase Commercial Mortgage
   Securities Company, 1998-1B,
   6.56% - 2008 CMO ................................        500,000        468,649
Global Rated Eligible Asset Trust
   7.33% - 2006 ....................................        856,367        188,401
                                                                      ------------
                                                                         2,130,995
                                                                      ------------
   Total mortgage backed securities - 16.6% .......................     22,648,245

U.S. GOVERNMENT SECURITIES
--------------------------
U.S. Treasury Bonds,
   6.625% - 2027 ...................................      1,500,000      1,486,770
Tennessee Valley Authority,
   6.00% - 2013 ....................................      1,000,000        897,500
U.S. Department of Housing
   and Urban Development,
   6.93% - 2013 ....................................      3,000,000      2,827,659
                                                                      ------------
   Total government securities - 3.8% .............................      5,211,929
                                                                      ------------
   Total investments - 98.5% ......................................    134,512,291

   Cash and other assets, less liabilities - 1.5% ..                     2,120,180
                                                                      ------------
   Total net assets - 100.0% ......................................   $136,632,471
                                                                      ============

-------------------------
SERIES H (ENHANCED INDEX)
-------------------------

                                                          NUMBER        MARKET
COMMON STOCKS                                            OF SHARES      VALUE
--------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
Boeing Company .....................................       1,600      $  66,500
General Dynamics Corporation .......................         300         15,825
BF Goodrich Company ................................         900         24,750
Lockheed Martin Corporation ........................         700         15,313
                                                                   ------------
                                                                        122,388

AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland Company .....................       1,005         12,248

AIR FREIGHT - 0.1%
FDX Corporation* ...................................         700         28,656

AIRLINES - 0.2%
AMR Corporation* ...................................         400         26,800
Delta Air Lines, Inc. ..............................         500         24,906
Southwest Airlines Company .........................         500          8,094
                                                                   ------------
                                                                         59,800

ALUMINUM - 0.4%
Alcan Aluminum, Ltd. ...............................         700         28,831
ALCOA, Inc. ........................................         200         16,600
Reynolds Metals Company ............................         600         45,975
                                                                   ------------
                                                                         91,406

AUTO PARTS &EQUIPMENT - 0.2%
Dana Corporation ...................................         100          2,994
Delphi Automotive Systems Corporation ..............         689         10,852
Genuine Parts Company ..............................         300          7,444
Goodyear Tire & Rubber Company .....................         300          8,456
TRW, Inc. ..........................................         200         10,387
                                                                   ------------
                                                                         40,133

AUTOMOBILES - 0.8%
Ford Motor Company3 ................................       1,900        101,531
General Motors Corporation3 ........................       1,300         94,494
                                                                   ------------
                                                                        196,025

BANKS - MAJOR REGIONAL - 2.6%
Amsouth Bancorporation .............................         587         11,336
BB&T Corporation ...................................         500         13,688
Bank of New York Company, Inc. .....................       1,300         52,000
Bank One Corporation ...............................       1,900         60,919
Comerica, Inc. .....................................         200          9,337
Fifth Third Bancorp ................................         500         36,688
Firstar Corporation ................................       1,654         34,941
FleetBoston Financial Corporation ..................       1,565         54,482
Huntington Bancshares, Inc. ........................         200          4,775
KeyCorp ............................................         400          8,850
Mellon Financial Corporation .......................         800         27,250
National City Corporation ..........................       1,100         26,056
Northern Trust Corporation .........................         200         10,600
Old Kent Financial Corporation .....................         200          7,075
PNCBank Corporation ................................         400         17,800
Regions Financial Corporation ......................         200          5,025

--------------------------------------------------------------------------------
                           47 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


----------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
----------------------------------------

                                                    NUMBER       MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES     VALUE
--------------------------------------------------------------------------------
BANKS - MAJOR REGIONAL (CONTINUED)
Republic New York Corporation ...............          200   $   14,400
Southtrust Corporation ......................          300       11,344
State Street Boston .........................          200       14,613
Summit Bancorp ..............................          300        9,187
Suntrust Banks, Inc. ........................          500       34,406
Synovus Financial Corporation ...............          300        5,962
U.S. Bancorp ................................        1,262       30,051
Union Planters Corporation ..................          600       23,663
Wachovia Corporation ........................          300       20,400
Wells Fargo Company(3) ......................        2,700      109,181
                                                             ----------
                                                                654,029

BANKS - MONEY CENTER - 1.5%
Bank of America Corporation(3) ..............        3,000      150,563
Chase Manhattan Corporation(3) ..............        1,400      108,763
First Union Corporation .....................        1,300       42,656
J.P. Morgan & Company, Inc. .................          500       63,312
                                                             ----------
                                                                365,294

BEVERAGES - ALCOHOLIC - 0.2%
Anheuser-Busch Companies, Inc. ..............          800       56,700

BEVERAGES - SOFT DRINK - 1.3%
Coca-Cola Company(3) ........................        3,900      227,175
Coca-Cola Enterprises, Inc. .................          800       16,100
PepsiCo, Inc. ...............................        2,100       74,025
                                                             ----------
                                                                317,300

BIOTECHNOLOGY - 0.4%
Amgen, Inc.* ................................        1,800      108,113


BROADCAST MEDIA - 1.6%
CBS Corporation* ............................        1,753      112,082
Clear Channel
   Communications, Inc.* ....................          800       71,400
Comcast Corporation .........................        1,300       65,731
MediaOne Group, Inc.*(3) ....................        2,100      161,306
                                                             ----------
                                                                410,519

BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc. ............          100        3,337
Masco Corporation ...........................          700       17,763
TJ International, Inc. ......................          300       12,600
                                                             ----------
                                                                 33,700

CHEMICALS - BASIC - 0.9%
Air Products & Chemicals, Inc. ..............          200        6,712
Dow Chemical Company ........................          300       40,088
E.I. du Pont de Nemours
   & Company(3) .............................        2,001      131,816
Eastman Chemical Company ....................          100        4,769
Praxair, Inc. ...............................          100        5,031
Rohm & Haas Company .........................          200        8,137
Union Carbide Corporation ...................          600       40,050
                                                             ----------
                                                                236,603

CHEMICALS - DIVERSIFIED - 0.3%
Engelhard Company ...........................          200        3,775
FMC Corporation* ............................          300       17,194
Monsanto Company ............................          900       32,063
PPG Industries, Inc. ........................          200       12,512
                                                             ----------
                                                                 65,544

CHEMICALS - SPECIALTY - 0.1%
Ecolab, Inc. ................................          200        7,825
W.R. Grace & Company* .......................          100        1,387
Great Lakes Chemical Company ................          100        3,819
International Flavors &
   Fragrances, Inc. .........................          300       11,325
                                                             ----------
                                                                 24,356

COMMUNICATION EQUIPMENT - 4.0%
ADC Telecommunications, Inc.* ...............          400       29,025
Andrew Corporation* .........................          100        1,894
Comverse Technology, Inc.* ..................          100       14,475
General Instrument Corporation* .............        1,200      102,000
Lucent Technologies, Inc.(3) ................        5,348      400,097
Motorola, Inc. ..............................          600       88,350
Nortel Networks Corporation(3) ..............        1,000      101,000
Qualcomm, Inc.* .............................        1,200      211,500
Tellabs, Inc.* ..............................          800       51,350
                                                             ----------
                                                                999,691

COMPUTER HARDWARE - 4.6%
Apple Computer, Inc.* .......................          400       41,125
Compaq Computer Corporation .................        2,600       70,363
Dell Computer Corporation*(3)................        4,600      234,600
Gateway, Inc.* ..............................          700       50,444
Hewlett-Packard Company(3) ..................        1,700      193,694
International Business Machines
   Corporation(3) ...........................        3,200      345,600
Silicon Graphics, Inc.* .....................        1,100       10,794
Sun Microsystems, Inc.*(3)...................        2,800      216,825
                                                             ----------
                                                              1,163,445
COMPUTER SOFTWARE/SERVICES - 8.6%
Adobe Systems, Inc. .........................          500       33,625
America Online, Inc.*(3) ....................        4,300      324,381
BMC Software, Inc.* .........................          400       31,975
Citrix Systems, Inc.* .......................          200       24,600
Clarify, Inc.* ..............................          700       88,200
Computer Associates International, Inc. .....          900       62,944
Computer Sciences Corporation* ..............          300       28,387
Compuware Corporation* ......................          500       18,625
Microsoft Corporation*(3)....................        8,600    1,004,050
Novell, Inc.* ...............................        1,000       39,938
Oracle Corporation*(3).......................        2,500      280,156
Parametric Technology Company* ..............          100        2,706
Peoplesoft, Inc.* ...........................          700       14,919
Unisys Corporation* .........................          500       15,969
Visio Corporation* ..........................          400       19,000
Yahoo, Inc.* ................................          400      173,075
                                                             ----------
                                                              2,162,550

--------------------------------------------------------------------------------
                           48 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                NUMBER     MARKET
COMMON STOCKS (CONTINUED)                      OF SHARES   VALUE
--------------------------------------------------------------------------------
COMPUTERS - NETWORKING - 2.7%
Cabletron Systems, Inc.* .................         600   $  15,600
Cisco Systems, Inc.* .....................       5,700    610,6133
3COM Corporation* ........................         900      42,300
Network Appliance, Inc.* .................         200      16,612
                                                         ---------
                                                           685,125

COMPUTERS - PERIPHERALS - 1.0%
EMC Corporation*(3) ......................       1,762     192,498
Lexmark International Group, Inc.* .......         300      27,150
Seagate Technology, Inc.* ................         700      32,594
                                                         ---------
                                                           252,242

CONSUMER FINANCE - 0.4%
Capital One Financial
   Corporation ...........................         200       9,637
Countrywide Credit Industries, Inc. ......         100       2,525
Household International, Inc. ............         600      22,350
MBNA Corporation .........................       1,300      35,425
Providian Financial Corporation ..........         200      18,213
                                                         ---------
                                                            88,150

CONSUMER - JEWELS & GIFTS - 0.2%
American Greetings
Corporation (Cl. A) ......................         600      14,175
Jostens, Inc. ............................       1,600      38,900
                                                         ---------
                                                            53,075

CONSTRUCTION - CEMENT - 0.0%
Vulcan Materials Company .................         200       7,987

CONTAINERS - METAL & GLASS - 0.0%
Crown Cork & Seal Company, Inc. ..........         200       4,475

CONTAINERS & PACKAGING - 0.1%
Pactiv Corporation* ......................         300       3,188
Temple-Inland, Inc. ......................         400      26,375
                                                         ---------
                                                            29,563

DISTRIBUTION - FOOD & HEALTH - 0.2%
Cardinal Health, Inc. ....................         200       9,575
McKesson HBOC, Inc. ......................         500      11,281
Supervalu, Inc. ..........................         800      16,000
Sysco Corporation ........................         300      11,869
                                                         ---------
                                                            48,725

ELECTRIC COMPANIES - 1.9%
Ameren Corporation .......................         100       3,275
American Electric Power Company, Inc. ....         300       9,638
CMS Energy Corporation ...................         200       6,237
Carolina Power & Light Company ...........         300       9,131
Central & South West Company .............         300       6,000
Cinergy Corporation ......................         300       7,238
Consolidated Edison, Inc. ................         700      24,150
DTE Energy Company .......................         600      18,825
Dominion Resources, Inc. .................         100       3,925
Duke Energy Corporation ..................         600      30,075
Edison International .....................       1,100      28,806
Entergy Corporation ......................       1,400      36,050
FPL Group, Inc. ..........................         200       8,563
FirstEnergy Corporation ..................       1,000      22,688
Florida Progress Corporation .............         600      25,388
GPU, Inc. ................................         200       5,987
Niagara Mohawk Holdings, Inc.* ...........       1,500      20,906
Northern States Power Company ............         300       5,850
Peco Energy Company ......................         300      10,425
PG&E Corporation .........................       1,100      22,550
PP&L Resources, Inc. .....................         300       6,863
Pinnacle West Capital Corporation ........         100       3,056
Public Service Enterprise Group, Inc. ....         900      31,331
Reliant Energy, Inc. .....................       1,200      27,450
Southern Company .........................       1,300      30,550
Texas Utilities Company ..................         500      17,781
Unicom Corporation .......................       1,200      40,200
United Water Resources, Inc. .............         400      13,675
                                                         ---------
                                                           476,613

ELECTRICAL EQUIPMENT - 4.0%
Cooper Industries, Inc. ..................         200       8,087
Emerson Electric Company .................         600      34,425
General Electric Company(3) ..............       5,500     851,125
Molex, Inc. ..............................         200      11,338
Oak Industries, Inc. .....................         400      42,450
Rockwell International Company ...........         200       9,575
Solectron Corporation* ...................         500      47,563
                                                         ---------
                                                         1,004,563
ELECTRONICS - DEFENSE - 0.0%
Raytheon Company (Cl. B) .................         300       7,969

ELECTRONICS - DISTRIBUTION - 0.0%
W.W. Grainger, Inc. ......................         100       4,781

ELECTRONICS - INSTRUMENTATION - 0.2%
PE Corporation - PE Biosystems Group .....         200      24,062
PerkinElmer, Inc. ........................         400      16,675
Teledyne Technologies, Inc.* .............         100         944
                                                         ---------
                                                            41,681
ELECTRONICS - SEMICONDUCTORS - 3.0%
Adaptec, Inc.* ...........................         400      19,950
Advanced Micro Devices, Inc.* ............         500      14,469
Analog Devices, Inc.* ....................         300      27,900
Intel Corporation(3) .....................       5,674     467,041
LSI Logic Corporation* ...................         300      20,250
Micron Technology, Inc.* .................         400      31,100
National Semiconductor Corporation*  .....         400      17,125
Texas Instruments, Inc. ..................       1,250     121,094
Xilinx, Inc.* ............................         800      36,375
                                                         ---------
                                                           755,304

--------------------------------------------------------------------------------
                           49 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                   NUMBER     MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES    VALUE
--------------------------------------------------------------------------------
ENTERTAINMENT - 1.4%
Seagram Company, Ltd. ........................        700   $ 31,456
Time Warner, Inc.(3) .........................      2,200    159,362
Viacom, Inc. (Cl.B)* .........................        900     54,394
Walt Disney Company ..........................      3,200     93,600
                                                            --------
                                                             338,812

EQUIPMENT - SEMICONDUCTORS - 0.7%
Applied Materials, Inc.* .....................      1,000    126,688
KLA-Tencor Corporation* ......................        100     11,137
Teradyne, Inc.* ..............................        300     19,800
                                                            --------
                                                             157,625

FINANCIAL - DIVERSE - 3.3%
American Express Company(3) ..................        800    133,000
Associates First Capital Corporation .........      1,100     30,181
Citigroup, Inc.(3) ...........................      6,200    344,487
Fannie Mae3 ..................................      1,700    106,144
Freddie Mac ..................................      1,100     51,769
Morgan Stanley, Dean Witter,
   Discover & Company(3) .....................      1,000    142,750
SLM Holding Corporation ......................        200      8,450
                                                            --------
                                                             816,781

FOODS - 0.7%
Bestfoods ....................................        200     10,512
Conagra, Inc. ................................        300      6,769
General Mills, Inc. ..........................        300     10,725
Heinz (H.J.) Company .........................        400     15,925
Kellogg Company ..............................        700     21,569
Nabisco Group Holdings
   Corporation ...............................        500      5,312
Quaker Oats Company ..........................        200     13,125
Ralston Purina Group .........................        300      8,362
Sara Lee Corporation .........................      1,500     33,094
Unilever NY ..................................        900     48,994
Wm. Wrigley, Jr. Company .....................        100      8,294
                                                            --------
                                                             182,681

FOOTWEAR - 0.1%
Nike, Inc. (Cl. B) ...........................        400     19,825
Reebok International, Ltd.* ..................        400      3,275
                                                            --------
                                                              23,100

GAMING & LOTTERY - 0.0%
Harrah's Entertainment, Inc.* ................        400     10,575
Mirage Resorts, Inc.* ........................        300      4,594
                                                            --------
                                                              15,169

GOLD & PRECIOUS METALS MINING - 0.0%
Barrick Gold Corporation .....................        400      7,075
Homestake Mining Company .....................        100        781
                                                            --------
                                                               7,856

HARDWARE & TOOLS - 0.0%
Stanley Works ................................        200      6,025

HEALTH CARE - DIVERSE - 2.9%
Abbott Laboratories ..........................      2,600     94,412
Allergan, Inc. ...............................        100      4,975
American Home Products
   Corporation(3) ............................      2,000     78,875
Bristol-Myers Squibb Company(3) ..............      3,300    211,819
Johnson & Johnson3 ...........................      2,300    214,188
Warner-Lambert Company .......................      1,400    114,712
Water Pik Technologies, Inc.* ................         35        335
                                                            --------
                                                             719,316

HEALTH CARE - LONG TERM CARE - 0.0%
Manor Care, Inc.* ............................        400      6,400
HEALTH CARE - MANAGED CARE - 0.2%
Aetna, Inc. ..................................        100      5,581
Humana, Inc.* ................................        300      2,456
United Healthcare Corporation ................        200     10,625
Wellpoint Health Networks, Inc.* .............        300     19,781
                                                            --------
                                                              38,443

HEALTH CARE - PHARMACEUTICALS - GENERIC - 0.1%
ALZA Corporation* ............................        500     17,313
Watson Pharmaceuticals, Inc.* ................        200      7,162
                                                            --------
                                                              24,475

HEALTH CARE - PHARMACEUTICALS - MAJOR - 2.9%
Eli Lilly & Company(3) .......................      1,800    119,700
Merck & Company, Inc3 ........................      4,000    268,250
Pharmacia & Upjohn, Inc. .....................        500     22,500
Pfizer, Inc.(3) ..............................      6,500    210,844
Schering-Plough Corporation(3) ...............      2,400    101,250
                                                            --------
                                                             722,544

HEALTH CARE - SPECIALIZED SERVICES - 0.0%
HealthSouth Corporation* .....................      1,200      6,450
Quintiles Transnational Corporation* .........        200      3,738
                                                            --------
                                                              10,188

HOMEBUILDING - 0.0%
Centex Corporation ...........................        100      2,469
Pulte Corporation ............................        400      9,000
                                                            --------
                                                              11,469

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare
   Corporation ...............................        900     26,381
Tenet Healthcare Corporation* ................        500     11,750
                                                            --------
                                                              38,131

--------------------------------------------------------------------------------
                           50 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                  NUMBER    MARKET
COMMON STOCKS (CONTINUED)                        OF SHARES  VALUE
--------------------------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.2%
Leggett & Platt, Inc. .......................        400   $  8,575
Maytag Corporation ..........................        600     28,800
Whirlpool Corporation .......................        100      6,506
                                                           --------
                                                             43,881

HOUSEHOLD PRODUCTS - 1.6%
Clorox Company ..............................        400     20,150
Colgate-Palmolive Company ...................      1,000     65,000
Fort James Corporation ......................        100      2,737
Kimberly-Clark Corporation ..................      1,100     71,775
Procter & Gamble Company(3) .................      2,200    241,038
                                                           --------
                                                            400,700

HOUSEWARES - 0.1%
Fortune Brands, Inc. ........................        100      3,306
Newell Rubbermaid, Inc. .....................        200      5,800
Tupperware Corporation ......................        400      6,775
                                                           --------
                                                             15,881

INSURANCE - BROKERS - 0.3%
AON Corporation .............................        300     12,000
Marsh & McLennan Companies, Inc. ............        300     28,706
                                                           --------
                                                             40,706

INSURANCE - LIFE & HEALTH - 0.3%
AFLAC, Inc. .................................        400     18,875
American General Corporation ................        400     30,350
Jefferson-Pilot Corporation .................        100      6,825
Lincoln National Corporation ................        200      8,000
Torchmark Corporation .......................        200      5,812
UnumProvident Corporation ...................        200      6,413
                                                           --------
                                                             76,275

INSURANCE - MULTILINE - 1.3%
American International Group, Inc.(3)  ......      2,850    308,156
Cigna Corporation ...........................        300     24,169
Hartford Financial Services
   Group, Inc. ..............................        100      4,737
                                                           --------
                                                            337,062

INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation ........................        700     16,800
Chubb Corporation ...........................        223     12,558
Cincinnati Financial Corporation ............        200      6,237
MBIA, Inc. ..................................        200     10,563
Progressive Corporation Ohio ................        100      7,312
St. Paul Companies, Inc. ....................        400     13,475
                                                           --------
                                                             66,945

INVESTMENT BANK/BROKERAGE - 0.6%
Bear Stearns Companies, Inc. ................        210      8,978
Lehman Brothers Holdings, Inc. ..............        200     16,938
Merrill Lynch & Company, Inc. ...............        600     50,100
Paine Webber Group, Inc. ....................        200      7,762
T. Rowe Price Associates ....................        300     11,081
Schwab (Charles) Corporation ................      1,400     53,725
                                                           --------
                                                            148,584

INVESTMENT MANAGEMENT - 0.0%
Franklin Resources, Inc. ....................        200      6,412

IRON & STEEL - 0.3%
Allegheny Technologies, Inc. ................        450     10,097
Bethlehem Steel Corporation* ................      4,100     34,338
USX-US Steel Group, Inc. ....................        200      6,600
Worthington Industries, Inc. ................        900     14,906
                                                           --------
                                                             65,941

LEISURE TIME PRODUCTS - 0.1%
Brunswick Corporation .......................        200      4,450
Hasbro, Inc. ................................        300      5,719
Mattel, Inc. ................................        400      5,250
                                                           --------
                                                             15,419

LODGING - HOTELS - 0.2%
Carnival Corporation ........................      1,000     47,812
Hilton Hotels Corporation ...................        400      3,850
Marriott International, Inc. ................        300      9,469
                                                           --------
                                                             61,131

MACHINERY - DIVERSE - 0.5%
Caterpillar, Inc. ...........................        900     42,356
Deere & Company .............................        400     17,350
Dover Corporation ...........................        400     18,150
Ingersoll-Rand Company ......................        200     11,013
Parker-Hannifin Corporation .................        600     30,788
Timken Company ..............................        200      4,087
                                                           --------
                                                            123,744

MANUFACTURING - DIVERSIFIED - 1.6%
Danaher Corporation .........................        100      4,825
Honeywell International, Inc. ...............      1,150     66,341
ITT Industries, Inc. ........................        200      6,687
Illinois Tool Works, Inc. ...................        400     27,025
Minnesota Mining &
   Manufacturing Company ....................        700     68,512
Textron, Inc. ...............................        500     38,344
Tyco International, Ltd.(3) .................      2,800    108,850
United Technologies Corporation .............      1,100     71,500
                                                           --------
                                                            392,084

--------------------------------------------------------------------------------
                           51 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                     NUMBER     MARKET
COMMON STOCKS (CONTINUED)                          OF SHARES    VALUE
--------------------------------------------------------------------------------
MANUFACTURING - SPECIALIZED - 0.2%
Avery Dennison Corporation .....................        100   $  7,287
Briggs & Stratton Corporation ..................        100      5,362
Millipore Corporation ..........................        100      3,862
Pall Corporation ...............................      1,000     21,563
Sealed Air Corporation* ........................        200     10,363
                                                              --------
                                                                48,437

MEDICAL PRODUCTS & SUPPLIES - 0.7%
C.R. Bard, Inc. ................................        200     10,600
Baxter International, Inc. .....................        500     31,406
Becton, Dickinson & Company ....................        100      2,675
Boston Scientific Corporation* .................        800     17,500
Guidant Corporation* ...........................        500     23,500
Medtronic, Inc. ................................      2,000     72,875
St. Jude Medical, Inc.* ........................        300      9,206
                                                              --------
                                                               167,762

METALS & MINING - 0.1%
Freeport-McMoran Copper
   & Gold, Inc.* ...............................        300      6,338
Inco, Ltd.* ....................................        200      4,700
Phelps Dodge Corporation .......................        112      7,518
                                                              --------
                                                                18,556

NATURAL GAS - 0.6%
Coastal Corporation ............................        900     31,894
Consolidated Natural Gas Company ...............        100      6,494
El Paso Energy Corporation .....................        200      7,762
Enron Corporation ..............................      1,000     44,375
NICOR, Inc. ....................................        300      9,750
ONEOK, Inc. ....................................        300      7,537
Peoples Energy Corporation .....................        200      6,700
Sempra Energy ..................................        400      6,950
Williams Companies, Inc. .......................        700     21,394
                                                              --------
                                                               142,856
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Pitney Bowes, Inc. .............................        400     19,325

OIL - DOMESTIC - 0.5%
Atlantic Richfield Company .....................        600     51,900
Conoco, Inc. (Cl.B) ............................      1,072     26,666
Occidental Petroleum Corporation ...............      1,000     21,625
Phillips Petroleum Company .....................        400     18,800
USX-Marathon Group .............................        400      9,875
                                                              --------
                                                               128,866

OIL - INTERNATIONAL - 3.4%
Chevron Corporation(3) .........................      1,100     95,288
Exxon Corporation(3) ...........................      6,052    487,564
Royal Dutch Petroleum
   Company NY3 .................................      3,500    211,531
Texaco, Inc. ...................................        900     48,881
                                                              --------
                                                               843,264

OIL & GAS - DRILLING & EQUIPMENT - 0.4%
Baker Hughes, Inc. .............................        600   $ 12,638
Halliburton Company ............................        600     24,150
Rowan Companies, Inc.* .........................        300      6,506
Schlumberger, Ltd. .............................        900     50,625
Transocean Sedco Forex, Inc. ...................        475     15,988
                                                              --------
                                                               109,907

OIL & GAS - EXPLORATION & PRODUCTION - 0.1%
Burlington Resources, Inc. .....................        200      6,612
Kerr-McGee Corporation .........................        100      6,200
Union Pacific Resources Group, Inc. ............        400      5,100
Unocal Corporation .............................        200      6,713
                                                              --------
                                                                24,625

OIL & GAS - REFINING & MARKETING - 0.0%
Ashland, Inc. ..................................        100      3,294
Tosco Corporation ..............................        300      8,156
                                                              --------
                                                                11,450

PAPER & FOREST PRODUCTS - 0.7%
Boise Cascade Corporation ......................        100      4,050
Champion International Corporation .............        100      6,194
Georgia-Pacific Group ..........................        300     15,225
International Paper Company ....................      1,000     56,438
Louisiana-Pacific Corporation ..................        500      7,125
Mead Corporation ...............................        200      8,687
Potlatch Corporation ...........................        900     40,162
Westvaco Corporation ...........................        200      6,525
Weyerhaeuser Company ...........................        300     21,544
Willamette Industries, Inc. ....................        100      4,644
                                                              --------
                                                               170,594

PERSONAL CARE - 0.3%
Alberto-Culver Company .........................        100      2,581
Avon Products, Inc. ............................        300      9,900
Gillette Company ...............................      1,600     65,900
                                                              --------
                                                                78,381

PHOTOGRAPHY/IMAGING - 0.3%
Eastman Kodak Company ..........................        900     59,625
Xerox Corporation ..............................      1,000     22,688
                                                              --------
                                                                82,313


POWER PRODUCERS - 0.1%
AES Corporation* ...............................        500     37,375


PUBLISHING - 0.0%
McGraw-Hill Companies, Inc. ....................        200     12,325


PUBLISHING - NEWSPAPER - 0.3%
Gannett Company, Inc. ..........................        400     32,625
Knight-Ridder, Inc. ............................        300     17,850
New York Times Company (Cl.A) ..................        100      4,912
Tribune Company ................................        300     16,519
                                                              --------
                                                                71,906

--------------------------------------------------------------------------------
                           52 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                    NUMBER    MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES   VALUE
--------------------------------------------------------------------------------
RAILROADS - 0.2%
Burlington Northern Sante Fe
   Corporation ..............................        600       $ 14,550
CSX Corporation .............................        400         12,550
Norfolk Southern Corporation ................        600         12,300
Union Pacific Corporation ...................        300         13,087
                                                               --------
                                                                 52,487

RESTAURANTS - 0.4%
Darden Restaurants, Inc. ....................        600         10,875
McDonald's Corporation ......................      2,100         84,656
Tricon Global Restaurants, Inc.* ............        300         11,588
                                                               --------
                                                                107,119

RETAIL - APPAREL - 0.4%
Gap, Inc. ...................................      1,450         66,700
TJX Companies, Inc. .........................        500         10,219
The Limited, Inc. ...........................        396         17,152
                                                               --------
                                                                 94,071

RETAIL - BUILDING SUPPLIES - 1.2%
Home Depot, Inc.(3) .........................      3,750        257,109
Lowe's Companies, Inc. ......................        700         41,825
                                                               --------
                                                                298,934

RETAIL - COMPUTERS & ELECTRONICS - 0.2%
Best Buy Company, Inc.* .....................        300         15,056
Circuit City Stores - Circuit City Group ....        400         18,025
Tandy Corporation ...........................        300         14,756
                                                               --------
                                                                 47,837

RETAIL - DEPARTMENT STORES - 0.5%
Dillard's, Inc. .............................        200          4,037
Federated Department Stores, Inc.* ..........        600         30,338
J.C. Penney Company, Inc. ...................        300          5,981
Kohl's Corporation* .........................        600         43,313
May Department Stores Company ...............        600         19,350
Nordstrom, Inc. .............................        400         10,475
                                                               --------
                                                                113,494

RETAIL - DISCOUNTERS - 0.1%
Consolidated Stores Corporation* ............        200          3,250
Dollar General Corporation ..................        400          9,100
                                                               --------
                                                                 12,350

RETAIL - DRUG STORES - 0.3%
CVS Corporation .............................        500         19,969
Longs Drug Stores Corporation ...............        200          5,162
Rite Aid Corporation ........................        400          4,475
Walgreen Company ............................      1,700         49,725
                                                               --------
                                                                 79,331

RETAIL - FOOD CHAINS - 0.7%
Albertson's, Inc. ...........................        263       $  8,482
Great Atlantic & Pacific Tea
   Company, Inc. ............................        500         13,937
Hannaford Brothers Company ..................      1,500        103,969
Kroger Company* .............................      1,300         24,538
Safeway, Inc.* ..............................        900         32,006
                                                               --------
                                                                182,932

RETAIL - GENERAL MERCHANDISE - 2.6%
Costco Companies, Inc.* .....................        500         45,625
Dayton Hudson Corporation ...................        800         58,750
Kmart Corporation* ..........................      2,500         25,156
Sears, Roebuck & Company ....................        200          6,087
Wal-Mart Stores, Inc.(3) ....................      7,500        518,438
                                                               --------
                                                                654,056

RETAIL - SPECIALTY - 0.3%
Autozone, Inc.* .............................        600         19,388
Bed Bath & Beyond, Inc.* ....................        400         13,900
Office Depot, Inc.* .........................        900          9,844
Staples, Inc.* ..............................        800         16,600
Toys `R' Us, Inc.* ..........................        900         12,881
                                                               --------
                                                                 72,613

SAVINGS & LOANS - 0.1%
Golden West Financial Corporation ...........        300         10,050
Washington Mutual, Inc. .....................        500         13,000
                                                               --------
                                                                 23,050

SERVICES - ADVERTISING & MARKETING - 0.2%
Interpublic Group of Companies, Inc. ........        400         23,075
Omnicom Group, Inc. .........................        200         20,000
                                                               --------
                                                                 43,075

SERVICES - COMMERCIAL & CONSUMER - 0.2%
H&R Block, Inc. .............................        200          8,750
Cendant Corporation* ........................      1,200         31,875
Dun & Bradstreet Corporation ................        100          2,950
IMS Health, Inc. ............................        300          8,156
                                                               --------
                                                                 51,731

SERVICES - COMPUTER SYSTEMS - 0.2%
Electronic Data Systems Corporation .........        800         53,550

SERVICES - DATA PROCESSING - 0.4%
Automatic Data Processing, Inc. .............      1,000         53,875
Ceridian Corporation* .......................        300          6,469
First Data Corporation ......................        700         34,519
Paychex, Inc. ...............................        400         16,000
                                                               --------
                                                                110,863

--------------------------------------------------------------------------------
                            53 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------------
SERIES H (ENHANCED INDEX)(CONTINUED)
------------------------------------

                                                            NUMBER      MARKET
COMMON STOCKS (CONTINUED)                                  OF SHARES    VALUE
--------------------------------------------------------------------------------
SPECIALTY PRINTING - 0.0%
Deluxe Corporation ..................................           100   $     2,744
R.R. Donnelley & Sons Company .......................           200         4,962
                                                                      -----------
                                                                            7,706

TELECOMMUNICATION - CELLULAR - 0.6%
Nextel Communications, Inc.* ........................           600        61,875
Sprint Corporation (PCS Group)* .....................           800        82,000
                                                                      -----------
                                                                          143,875

TELECOMMUNICATION - LONG DISTANCE - 2.7%
AT&T Corporation(3) .................................         4,600       233,450
MCI WorldCom, Inc.*(3) ..............................         3,900       206,944
Sprint Corporation (Fon Group)3 .....................         2,400       161,550
Global Crossing, Ltd. ...............................         1,315        65,750
                                                                      -----------
                                                                          667,694

TELEPHONE - 3.3%
Alltel Corporation ..................................           434        35,886
Bell Atlantic Corporation(3) ........................         2,500       153,906
BellSouth Corporation(3) ............................         3,100       145,119
Centurytel, Inc. ....................................           200         9,475
GTE Corporation(3) ..................................         1,600       112,900
SBC Communications, Inc.(3) .........................         6,173       300,934
U S West, Inc. ......................................           900        64,800
                                                                      -----------
                                                                          823,020

TEXTILES - APPAREL - 0.0%
Liz Claiborne, Inc. .................................           200         7,525
V.F. Corporation ....................................           100         3,000
                                                                      -----------
                                                                           10,525

TOBACCO - 0.5%
Philip Morris Companies, Inc.(3) ....................         4,100        95,069
R.J. Reynolds Tobacco Holdings, Inc. ................             1            18
UST, Inc. ...........................................           800        20,150
                                                                      -----------
                                                                          115,237

TRUCKING - 0.0%
Ryder System, Inc. ..................................           100         2,444
TRUCKS & PARTS - 0.2%
Navistar International Corporation* .................           300        14,212
Paccar, Inc. ........................................           600        26,588
                                                                      -----------
                                                                           40,800

WASTE MANAGEMENT - 0.1%
Allied Waste Industries, Inc.* ......................           300         2,644
Waste Management, Inc. ..............................           900        15,469
                                                                      -----------
                                                                           18,113
                                                                      -----------
   Total common stocks - 85.2% ......................                  21,317,382

U.S. TREASURY - 1.2%
U.S. Treasury Bill,
   5.10% - 4/6/003 ..................................   $   300,000       295,941
                                                                      -----------
   Total investments - 86.4% ......................................    21,613,323

   Cash and other assets,
     less liabilities - 13.6% .....................................     3,409,761
                                                                      -----------
   Total net assets - 100.0% ......................................   $25,023,084
                                                                      ===========

------------------------
SERIES I (INTERNATIONAL)
------------------------

FOREIGN STOCKS
--------------

AUSTRALIA - 1.7%
Brambles Industries, Ltd. ...........................         1,370   $    37,765
Cable & Wireless Optus, Ltd.* .......................         7,680        25,581
Tabcorp Holdings, Ltd. ..............................         5,300        35,772
Telstra Corporation, Ltd.* ..........................         5,940        20,874
WMC, Ltd. ...........................................         7,900        43,426
                                                                      -----------
                                                                          163,418

AUSTRIA - 0.1%
Erste Bank der oesterreichischen
   Sparkassen AG ....................................           260        11,468

BERMUDA - 0.5%
Tyco International, Ltd.(3) .........................         1,200        46,650

BOTSWANA - 0.1%
Sechaba Breweries, Ltd. .............................        11,500        13,159

BRAZIL - 0.6%
Telecomunicacoes Brasilerias
   S.A. ADR .........................................           460        59,110

CANADA - 3.1%
Inco, Ltd.* .........................................         2,400        55,812
Nortel Networks Corporation .........................         1,700       170,843
Rogers Communications, Inc.(Cl. B)* .................         3,270        79,536
                                                                      -----------
                                                                          306,191

FINLAND - 5.7%
Nokia Oyj ADR3 ......................................         1,000       190,000
Sonera Oyj ..........................................         2,930       199,865
Stora Enso Oyj ......................................         4,430        76,867
Tietoenator Oyj .....................................           520        32,317
UPM-Kymmene Oyj .....................................         1,510        60,545
                                                                      -----------
                                                                          559,594

--------------------------------------------------------------------------------
                           54 See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

-----------------------------------
SERIES I (INTERNATIONAL)(CONTINUED)
-----------------------------------

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINED)               OF SHARES       VALUE
---------------------------------------------------------------
FRANCE - 14.1%
Alcatel.............................        210    $     47,995
Aventis S.A.*.......................      1,335          77,622
AXA-UAP(3)..........................        670          92,951
Banque Nationale de Paris(3)........      1,070          98,247
Canal Plus(3).......................      1,594         230,886
Carrefour S.A.(3)...................        552         101,314
Christian Dior S.A..................        120          29,591
Elf Aquitaine S.A...................         20           3,067
Societe Generale - (Cl.A)(3)........        350          81,044
Societe Generale d'Enterprises S.A..      1,330          61,994
Stmicroelectronics N.V.(3)..........        930         140,837
Suez Lyonnaise des Eaux(3)..........        670         106,853
Total Fina S.A. (Cl.B)(3)...........      1,144         151,944
Union du Credit-Bail Immobilier(3)..        350          43,960
Usinor S.A.(3)......................      3,940          73,657
Vivendi.............................        490          44,034
                                                   ------------
                                                      1,385,996
GERMANY - 7.2%
Bayer AG(3).........................      2,240         105,757
Celanese AG*(3).....................        167           3,022
Deutsche Lufthansa AG...............      1,270          30,171
EM.TV & Merchandising AG............        300          18,765
Epcos AG*(3)........................      1,440         108,259
Intershop Communications AG*(3).....        250          69,917
Mannesmann AG(3)....................      1,001         242,823
SAP AG(3)...........................        130          78,057
Veba AG(3)..........................      1,140          55,366
                                                   ------------
                                                        712,137
GREECE - 0.6%
Hellenic Telecommunications
   Organization S.A.................      1,600          37,850
Panafon Hellenic Telecom S.A........      1,300          17,438
                                                   ------------
                                                         55,288
HONG KONG - 2.5%
Cable & Wireless (Hong Kong
   Telecom), Ltd....................      7,600          21,949
China Telecom (Hong Kong), Ltd.*....     16,900         105,659
Cosco Pacific, Ltd..................     20,800          17,259
HSBC Holdings PLC...................      3,200          44,870
Hutchison Whampoa, Ltd..............      4,000          58,146
                                                   ------------
                                                        247,883

INDIA - 0.3%
Larsen & Toubro, Ltd. GDR(3)........      1,100          28,103

IRELAND - 1.8%
Bank of Ireland ....................     10,066          79,712
CRH PLC.............................      4,770         102,323
                                                   ------------
                                                        182,035
ISRAEL - 0.4%
Partner Communications
   Company, Ltd.*...................      1,670          43,211

ITALY - 5.2%
Eni SpA.............................      9,930          54,348
San Paolo - IMI SpA.................      6,377          86,232
Seat Pagine Gialle SpA..............     38,960         127,314
Telecom Italia Mobile SpA...........      4,590          51,025
Telecom Italia SpA..................      7,510         105,392
Unicredito Italiano SpA.............     17,650          86,339
                                                   ------------
                                                        510,650
JAPAN - 13.2%
Aiful Corporation(3)................        200          24,425
Fancl Corporation...................        100          26,770
Fuji Heavy Industries, Ltd.(3)......     10,000          68,390
Fujitsu, Ltd.(3)....................      4,000         182,111
Furukawa Electric Company...........      5,000          75,717
Murata Manufacturing
   Company, Ltd.(3).................      1,000         234,478
Nippon Telegraph & Telephone
   Corporation(3)...................          6         102,584
Nissan Motor Co., Ltd.(3)...........      8,000          31,420
NTT Mobile Communications
   Network, Inc.(3).................          4         153,583
Rohm Company Ltd.(3)................        300         123,101
Softbank Corporation(3).............        100          95,550
Takeda Chemical Industries3.........      1,900          93,742
Takefuji Corporation................        200          24,991
Yamanouchi Pharmaceutical
   Company, Ltd.(3).................      2,000          69,757
                                                   ------------
                                                      1,306,619
MEXICO - 0.9%
Grupo Televisa S.A. GDR*(3).........        800          54,600
Telefonos de Mexico S.A. ADR(3).....        300          33,750
                                                   ------------
                                                         88,350
NETHERLANDS - 7.6%
Akzo Nobel N.V......................        949          47,374
ASM Lithography Holding N.V.*.......      1,260         139,312
Buhrmann N.V........................      1,790          26,825
DSM N.V.............................      1,371          54,697
Equant N.V.*........................        760          85,858
Fortis (NL) N.V.....................      1,970          70,597
Ing Groep N.V.......................      1,920         115,361
Koninklijke (Royal) Philips
   Electronics N.V..................        900         121,792
KPNQwest N.V.*......................      1,270          84,149
                                                   ------------
                                                        745,965
Norway - 0.7%
Norsk Hydro ASA.....................      1,640          68,561

--------------------------------------------------------------------------------
                          55  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

-----------------------------------
SERIES I (INTERNATIONAL)(CONTINUED)
-----------------------------------

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINED)               OF SHARES       VALUE
---------------------------------------------------------------
POLAND - 0.2%
Telekomunikacja Polska S.A. GDR(3)..      3,150    $     20,620

PORTUGAL - 0.3%
PT Multimedia - Servicos De
   Telecomunicacoes E*..............        460          26,038

SINGAPORE - 1.6%
City Developments Ltd...............      3,000          17,557
DBS Group Holdings, Ltd.............      2,000          32,773
Natsteel Electronics, Ltd...........      8,400          44,370
Neptune Orient Lines Limited*.......     15,600          20,881
Singapore Press Holdings, Ltd.......      1,700          36,837
Wing Tai Holdings, Ltd..............      1,000             990
                                                   ------------
                                                        153,408
SOUTH KOREA - 1.6%
Korea Telecom Corporation ADR(3)....        740          55,315
Pohang Iron & Steel ADR(3)..........      1,100          38,500
SK Telecom Company, Ltd.(3).........      1,751          67,195
                                                   ------------
                                                        161,010
SPAIN - 4.2%
Argentaria, Caja Postal y Banco
   Hipotecario de Espana S.A........      3,400          79,512
Banco Santander Central
   Hispano S.A......................      3,790          42,702
Fomento de Construcciones y
   Contratas S.A....................      3,010          60,948
Repsol S.A..........................      3,480          80,302
Telefonica S.A......................      4,888         121,513
Terra Networks, S.A.*...............        500          27,190
                                                   ------------
                                                        412,167
SWEDEN - 4.1%
Electrolux AB (Cl. B)*..............      4,440         111,221
S.K.F. AB (Cl. B)*..................      2,130          51,611
Sandvik AB (Cl. B)..................      3,800         120,543
Telefonaktiebolaget
   LM Ericsson (Cl. B)..............      1,970         126,137
                                                   ------------
                                                        409,512
SWITZERLAND - 1.7%
ABB Ltd.*...........................        794          96,602
Zurich Allied AG....................        120          68,070
                                                   ------------
                                                        164,672
TAIWAN - 0.8%
Ritek Corporation GDR 144A*(3)......      1,690          19,562
Synnex Technology International
   Corporation GDR..................      1,400          36,797
Taiwan Semiconductor
   Manufacturing Company*...........      5,012          26,699
                                                   ------------
                                                         83,058
TURKEY - 0.7%
Akbank T.A.S........................  1,058,800          31,233
Haci Omer Sabanci Holding AS........    603,900          35,072
                                                   ------------
                                                         66,305
UNITED KINGDOM - 9.9%
Barclays PLC(3).....................      3,780         108,807
BP Amoco PLC ADR(3).................      1,320          78,292
British Airways PLC.................      3,450          22,408
Cable & Wireless PLC................      3,150          53,155
Colt Telecom Group PLC*(3)..........      3,580         184,348
Invensys PLC(3).....................     17,832          96,278
Old Mutual PLC*(3)..................     15,990          42,393
Peninsular & Oriental Steam
   Navigation Company(3)............      5,820          96,427
RecKitt Benckiser PLC(3)............      7,740          72,851
Sema Group PLC(3)...................      2,350          41,965
Shell Transport & Trading Company(3)     13,480         111,725
Vodafone AirTouch PLC(3)............     13,370          65,777
                                                   ------------
                                                        974,426
UNITED STATES - 1.6%
Global Telesystems Group, Inc.*.....      1,440          49,860
Infonet Services Corporation*.......      2,136          56,070
NTL, Inc.*..........................        430          53,643
                                                   ------------
                                                        159,573
                                                   ------------
   Total foreign stocks - 93.0%................       9,165,177
                                                   ------------


                                            NUMBER      MARKET
CALL OPTIONS PURCHASED - 0.2%            OF CONTRACTS    VALUE
---------------------------------------------------------------
Nikkei 225 5%, expires March 2000,
   strike price 18,613.55...........         11          10,026
Nikkei 225 5%, expires June 2000,
   strike price 19,727.46...........         11           8,934
                                                   ------------
                                                         18,960
                                                   ------------
   Total investments - 93.2%...................       9,184,137
   Cash and other assets,
        less liabilities - 6.8%................         672,878
                                                   ------------
   Total net assets - 100.0%...................    $  9,857,015
                                                   ============

--------------------------------------------------------------------------------
                          56  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

-----------------------------------
SERIES I (INTERNATIONAL)(CONTINUED)
-----------------------------------


INVESTMENT CONCENTRATION
---------------------------------------------------------------
At December 31, 1999, Series I's investment concentration, by industry, was as follows:
Airlines.............................................      0.5%
Appliances ..........................................      1.1%
Automobiles .........................................      1.0%
Banks & Credit ......................................      9.5%
Beverages............................................      0.1%
Broadcast Media .....................................      3.1%
Building & Construction .............................      3.4%
Chemicals............................................      2.2%
Communications.......................................      0.3%
Computer Software....................................      3.2%
Computer Systems ....................................      4.7%
Cosmetics............................................      0.6%
Electronics .........................................      5.2%
Engineering .........................................      1.0%
Entertainment .......................................      0.4%
Financial Services ..................................      2.2%
Household Products ..................................      0.7%
Industrial Services .................................      0.4%
Insurance ...........................................      1.6%
Machinery............................................      2.5%
Manufacturing........................................      5.0%
Medical .............................................      1.0%
Metals & Minerals....................................      1.9%
Oil .................................................      4.9%
Paper & Forest Products..............................      1.4%
Pharmaceuticals......................................      1.5%
Publishing...........................................      1.3%
Real Estate Development .............................      0.6%
Retail ..............................................      1.0%
Semiconductors.......................................      2.9%
Services ............................................      0.7%
Steel................................................      0.7%
Telecommunications...................................     24.8%
Transportation.......................................      1.6%
Cash, call options and other assets, less liabilities      7.0%
                                                       --------
                                                         100.0%
                                                       ========
-----------------------------------
SERIES J (MIDCAP)
-----------------------------------

                                         NUMBER      MARKET
COMMON STOCKS                          OF SHARES      VALUE
---------------------------------------------------------------
AIR FREIGHT - 1.8%
Expeditors International of
   Washington, Inc..................    180,000    $  7,886,250

BANKS - MAJOR REGIONAL - 2.1%
FleetBoston Financial Corporation...     76,156       2,651,181
Northern Trust Corporation(3).........  120,000       6,360,000
                                                   ------------
                                                      9,011,181
BIOTECHNOLOGY - 4.0%
Ligand Pharmaceuticals, Inc. (Cl.B)*    558,000       7,184,250
Millennium Pharmaceuticals, Inc.*...     75,000       9,150,000
Trimeris, Inc.*.....................     29,200         689,850
                                                   ------------
                                                     17,024,100
BROADCAST MEDIA - 1.9%
Cinar Corporation (Cl.B)*3..........    327,000       8,011,500

CHEMICALS - SPECIALTY - 0.5%
Great Lakes Chemical Company........     59,300       2,264,519

COMMUNICATION EQUIPMENT - 5.9%
Comverse Technology, Inc.*..........    140,000      20,265,000
Pac-West Telecomm, Inc.*............     11,300         299,450
RCN Corporation*....................     72,000       3,492,000
Transcrypt International, Inc.*.....    419,700       1,259,100
                                                   ------------
                                                     25,315,550
COMPUTER SOFTWARE/SERVICES - 25.7%
Aspect Development, Inc.*...........     25,300       1,733,050
AXENT Technologies, Inc.*...........    326,000       6,846,000
Computer Sciences Corporation*......     88,000       8,327,000
Electronic Processing, Inc.*........    125,000       1,875,000
HNC Software, Inc.*.................     89,100       9,422,325
Harbinger Corporation*..............    455,900      14,503,319
Hyperion Corporation*...............     65,000       2,827,500
Jack Henry & Associates, Inc........     92,900       4,987,569
Lernout & Hauspie Speech
   Products N.V.*...................    230,000      10,637,500
New Era of Networks, Inc.*..........     72,000       3,429,000
Rational Software Corporation*......    372,000      18,274,500
Safeguard Scientifics, Inc.*........    113,000      18,313,062
Take-Two Interactive Software, Inc.*    150,000       1,940,625
VERITAS Software Corporation*.......     50,000       7,156,250
                                                   ------------
                                                    110,272,700

DISTRIBUTION - FOOD & HEALTH - 0.8%
Cardinal Health, Inc................     74,000       3,542,750

ELECTRICAL EQUIPMENT - 1.1%
Maxwell Technologies, Inc.*.........    490,000       4,900,000

--------------------------------------------------------------------------------
                          57  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999


------------------------------
SERIES J (MID CAP) (CONTINUED)
------------------------------

                                                   NUMBER         MARKET
COMMON STOCKS (CONTINUED)                         OF SHARES        VALUE
------------------------------------------------------------------------
ELECTRONICS - INSTRUMENTATION - 4.5%
PE Corp - PE Biosystems Group.......               120,000    $ 14,437,500
PerkinElmer, Inc....................               120,000       5,002,500
                                                              ------------
                                                                19,440,000
ELECTRONICS - SEMICONDUCTORS - 3.5%
JDS Uniphase Corporation*...........                72,000      11,614,500
S3, Inc.*...........................               298,000       3,445,625
                                                              ------------
                                                                15,060,125
HEALTH CARE - PHARMACEUTICALS - GENERIC - 3.7%
Dura Pharmaceuticals, Inc.*.........               247,000       3,442,563
Mylan Laboratories, Inc.(3).........               498,700      12,561,006
                                                              ------------
                                                                16,003,569
HEALTH CARE - PHARMACEUTICALS - MAJOR - 4.1%
Guilford Pharmaceuticals, Inc.*.....               140,000       2,380,000
Shire Pharmaceuticals Group PLC*....               169,000       4,922,125
Teva Pharmaceutical Industries,
   Ltd. ADR(3)......................               145,000      10,394,688
                                                              ------------
                                                                17,696,813
HEALTH CARE - SPECIALIZED SERVICES - 0.3%
Cryolife, Inc.*.....................                93,000       1,092,750

HOSPITAL MANAGEMENT - 0.4%
Quorum Health Group, Inc.*..........               181,400       1,689,288

INSURANCE - LIFE/HEALTH - 3.2%
AFLAC, Inc.(3)......................               210,000       9,909,375
UnumProvident Corporation...........               120,000       3,847,500
                                                              ------------
                                                                13,756,875
INSURANCE - PROPERTY & CASUALTY - 0.5%
Horace Mann Educators Corporation...               114,000       2,237,250

INVESTMENT MANAGEMENT - 0.8%
Internet Capital Group, Inc.*.......                20,560       3,495,200

LEISURE TIME PRODUCTS - 0.7%
Hasbro, Inc.........................               156,000       2,973,750

MANUFACTURING - SPECIALIZED - 0.7%
Catalytica, Inc.*...................               228,000       3,092,250

MEDICAL PRODUCTS & SUPPLIES - 2.2%
Chromavision Medical Systems, Inc.*                 83,000       1,265,750
CLOSURE Medical Corporation*........               230,000       2,961,250
Stryker Corporation.................                58,000       4,038,250
Sunrise Medical, Inc.*..............               220,000       1,361,250
                                                              ------------
                                                                 9,626,500
OIL - INTERNATIONAL - 0.6%
Tesoro Petroleum Corporation*.......               215,100       2,487,094

OIL & GAS - DRILLING & EQUIPMENT - 2.7%
ENSCO International, Inc............               277,400       6,345,525
Nabors Industries, Inc.*............               140,000       4,331,250
R & B Falcon Corporation*...........                72,200         956,650
                                                              ------------
                                                                11,633,425
OIL & GAS - EXPLORATION & PRODUCTION - 5.2%
Anadarko Petroleum Corporation......               188,000       6,415,500
Apache Corporation..................               200,000       7,387,500
Burlington Resources, Inc...........               140,000       4,628,750
Callon Petroleum Company*...........               265,000       3,925,312
                                                              ------------
                                                                22,357,062
PUBLISHING - 0.2%
John Wiley & Sons, Inc..............                39,000         653,250

PUBLISHING - NEWSPAPER - 1.0%
E.W. Scripps Company................                91,000       4,077,937

RESTAURANTS - 0.9%
Cheesecake Factory, Inc.*...........               106,500       3,727,500

RETAIL - APPAREL - 0.7%
Abercrombie & Fitch Company*........               112,000       2,989,000

RETAIL - DISCOUNTERS - 1.2%
Consolidated Stores Corporation*....               240,000       3,900,000
Land's End, Inc.*...................                34,000       1,181,500
                                                              ------------
                                                                 5,081,500
SERVICES - ADVERTISING & MARKETING - 4.5%
Acxiom Corporation*.................               580,000      13,920,000
True North Communications, Inc......               120,000       5,362,500
                                                              ------------
                                                                19,282,500

SERVICES - COMMERCIAL & CONSUMER - 2.5%
Angelica Corporation................                98,300         958,425
Cerner Corporation*.................               255,000       5,020,312
DeVry, Inc.*........................               150,000       2,793,750
FTI Consulting, Inc.*...............               172,200         861,000
High Speed Access Corporation*......                43,000         774,000
U.S. Interactive, Inc.*.............                 5,140         221,020
                                                              ------------
                                                                10,628,507
SERVICES - COMPUTER SYSTEMS - 2.8%
Comdisco, Inc.......................               226,000       8,418,500
Sungard Data Systems, Inc.*.........               160,000       3,800,000
                                                              ------------
                                                                12,218,500

SERVICES - DATA PROCESSING - 0.8%
DST Systems, Inc.*(3)...............                45,700       3,487,481

SPECIALTY PRINTING - 0.7%
Valassis Communications, Inc.*......                66,000       2,788,500

TELECOMMUNICATION - CELLULAR - 0.6%
Metromedia International Group, Inc.*              580,000       2,755,000
                                                              ------------
   Total common stocks - 92.8%............................     398,560,176
   Cash and other assets, less liabilities - 7.2%.........      30,968,173
                                                              ------------
   Total net assets - 100.0%..............................    $429,528,349
                                                              ============

-------------------------------------------------------------------------------
                           58 See accompanying notes

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------
SERIES K (GLOBAL STRATEGIC INCOME)
----------------------------------

                                                  PRINCIPAL       MARKET
CORPORATE BONDS                                    AMOUNT         VALUE
--------------------------------------------------------------------------
AIRLINES - 0.2%
Airtran Airlines, Inc.,
   10.5% - 2001(3)..................               $25,000       $  24,187

AUTOMOTIVE - 2.0%
Accuride Corporation, 9.25% - 2008..                50,000          46,125
Exide Corporation, 10% - 2005(3)....                50,000          48,125
Federal-Mogul Corporation,
   7.50% - 2009.....................                50,000          45,187
Hayes Lemmerz International, Inc.,
   8.25% - 2008.....................                50,000          45,875
LDM Technologies, Inc.,
   10.75% - 2007....................                50,000          44,563
                                                              ------------
                                                                   229,875
BANKING - 0.8%
American General Finance,
   6.875% - 2001....................                10,000           9,987
Norwest Corporation, 6.0% - 2000....                25,000          24,982
Wells Fargo Company,
   5.31% - 2000(3)..................                45,000          44,947
   6.32125% - 2001(1),(3)...........                15,000          15,024
                                                              ------------
                                                                    94,940
BASIC INDUSTRY - OTHER - 2.9%
Allied Waste of North America,
   7.625% - 2006....................                25,000          22,687
Corning Consumer Product,
   9.625% - 2008....................                50,000          39,437
Fairfield Manufacturing
   Company,Inc., 9.625% - 2008(3)..                 25,000          24,719
Grove Worldwide LLC/CAPL,
   9.25% 2008(3)....................                50,000          15,875
Insight Midwest, 9.75% - 2009.......                 5,000           5,187
Integrated Circuit Systems,
   11.5% - 2009(3)..................                50,000          49,000
Intersil Corporation, 13.25% - 2009(3)              25,000          30,750
Numatics, Inc., 9.625% - 2008.......                50,000          37,375
Prestolite Electric, Inc.,
   9.625% - 2008(3).................                20,000          15,650
Roller Bearing Company of
   America, 9.625% - 2007...........                25,000          22,938
Waste Management, Inc., 7% - 2006(3)                80,000          68,600
                                                              ------------
                                                                   332,218
BUILDING MATERIALS - 0.2%
Nortek, Inc., 9.25% - 2007..........                25,000          24,438


CAPITAL GOODS - 1.8%
Advanced Micro Devices, 11% - 2003(3)               50,000          49,375
Amkor Technologies, Inc.,
   9.25% - 2006.....................                50,000          49,000
Anthony Crane Rental LP,
   10.375% - 2008...................                50,000          42,625
Clark Material Handling,
   10.75% - 2006(3).................                50,000          15,875
Fonda Group, Inc., 9.50% - 2007.....                25,000          20,969
Polaroid Corporation, 11.5% - 2006(3)               25,000          24,312
                                                              ------------
                                                                   202,156
CHEMICALS - 1.3%
Borden Chemicals and Plastics,
   9.5% - 2005(3)...................                20,000          18,550
Georgia Gulf Corporation,
   10.375% - 2007...................                 5,000           5,225
Huntsman ICI Chemicals,
   0% - 2009........................                75,000          22,219
Key Plastics, Inc., 10.25% - 2007(3)                20,000           9,350
Lyondell Chemical Company,
   9.625% - 2007(3).................                15,000          15,412
   10.875% - 2009(3)................                25,000          25,937
Sterling Chemicals, Inc.,
   11.75% - 2006....................                10,000           7,475
Terra Industries, 10.5% - 2005(3)...                30,000          21,000
Texas Petrochemical Corporation,
   11.125% - 2006...................                20,000          17,350
                                                              ------------
                                                                   142,518
COMMUNICATIONS - OTHER - 1.0%
Covad Communications Group,
   13.5% - 2008.....................                50,000          31,250
Loral Space and Communications
   Ltd., 9.50% - 2006...............                50,000          45,000
Metromedia Fiber Network,
   10% - 2009(3)....................                15,000          15,413
Nextel Communications,
   9.75% - 2007(3)..................                30,000          21,487
                                                              ------------
                                                                   113,150
CONSTRUCTION MACHINERY - 1.1%
Argo-Tech Corporation,
   8.625% - 2007(3).................                50,000          43,625
Bucyrus International, 9.75% - 2007.                50,000          35,875
Henry Company, 10.00% - 2008(3).....                50,000          41,375
                                                              ------------
                                                                   120,875

-------------------------------------------------------------------------------
                           59 See accompanying notes

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
---------------------------------------------


                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINED)              AMOUNT          VALUE
---------------------------------------------------------------
CONSUMER NONCYCLICAL - OTHER - 2.0%
Crown Castle International Corporation,
   9.00% - 2011(3)..................    $40,000       $  39,200
Deutsche Bank,
   7.872% - 2049(1),(3).............    100,000          94,294
Von Hoffman Press, Inc.,
   10.375% - 2007(3)................     50,000          49,000
World Color Press, Inc.,
   8.375% - 2008(3).................     50,000          49,062
                                                    ------------
                                                        231,556
CONSUMER PRODUCTS - 0.8%
Bell Sports, Inc., 11.00% - 2008....     50,000          49,500
Chattem, Inc., 8.875% - 2008(3).....     20,000          18,800
Evenflo Company, Inc., 11.75% - 2006(3)  25,000          24,563
Purina Mills, Inc., 9.00% - 2010*(3)     15,000           3,750
                                                   ------------
                                                         96,613
ENERGY - REFINING - 0.3%
Clark Refining & Marketing, Inc.,
   8.375% - 2007....................     30,000          22,125
   8.625% - 2008....................     20,000          13,150
                                                   ------------
                                                         35,275
ENTERTAINMENT - 1.0%
AMC Entertainment, Inc., 9.5% - 2011     25,000          22,000
Loews Cineplex Entertainment,
   8.875% - 2008(3).................     50,000          43,875
True Temper Sports, Inc.,
   10.875% - 2008(3)................     50,000          47,437
                                                   ------------
                                                        113,312
FINANCE - OTHER - 6.0%
APP International Finance,
   11.75% - 2005(3).................     50,000          41,875
Associates Corporation, 6.19% - 2002     15,000          14,984
BNP US Funding LLC,
   7.738% - 2049(1),(3).............    100,000          92,500
Doral Financial Corporation,
   8.5% - 2004(3)...................     70,000          68,337
General Motors Acceptance
   Corporation, 6.875%- 2004.......       8,000          12,731
IBM International Finance,
   6.75% - 2000(3)..................     75,000          75,146
KFW International Finance,
   5.75% - 2000.....................     70,000          69,459
Natexis AMBS Company LLC,
   8.44% - 2049(1),(3)..............    100,000          94,081
RBF Finance Company,
   11.00% - 2006(3).................     25,000          26,750
Socgen Real Estate LLC,
   7.64% - 2049(1),(3)..............    100,000          91,625
Sun Life of Canada, 8.526% - 2049(3)    100,000          92,750
                                                   ------------
                                                        680,238
FOOD - 0.8%
B & G Foods, Inc., 9.625% - 2007....     50,000          44,500
Pathmark Stores, 9.625% - 2003......     25,000          18,750
Vlasic Foods International, Inc.,
   10.25% - 2009(3).................     25,000          23,844
                                                   ------------
                                                         87,094
GAMING - 0.2%
Hollywood Casino Corporation,
   11.25% - 2007....................     15,000          15,638
Venetian Casino /  LV Sands,
   12.25% - 2004(3).................     15,000          13,087
                                                   ------------
                                                         28,725
HEALTHCARE - 1.3%
Alaris Medical, Inc.,
   11.125% - 2008(3)................     50,000          21,438
Conmed Corporation, 9% - 2008(3)....     25,000          22,656
DJ Orthopedics LLC, 12.625% - 2009..     25,000          24,188
Mediq, Inc., 11.00% - 2008..........     50,000          19,375
Triad Hospitals Holdings,
   11.00% - 2009(3).................     40,000          41,600
Universal Hospital Services,
   10.25% - 2008(3).................     25,000          17,969
                                                   ------------
                                                        147,226
HOME CONSTRUCTION - 1.0%
Beazer Homes USA, 8.875% - 2008(3)..     50,000          46,875
Engle Homes, Inc., 9.25% - 2008.....     25,000          22,438
Standard Pacific Corporation,
   8.5% - 2009(3)...................     50,000          46,250
                                                   ------------
                                                        115,563
INSURANCE - PROPERTY & CASUALTY - 0.8%
American Financial Group,
   7.125% - 2009(3).................    100,000          90,875

LODGING - 0.4%
John Q. Hammons Hotels,
   8.875% - 2004(3).................     50,000          45,187

MEDIA - CABLE - 2.1%
Adelphia Communications,
   8.375% - 20083...................     50,000          46,500
Cablevision SA, 13.75% - 2009.......     25,000          24,688
Charter Communications
   Holdings LLC, 8.25% - 2007(3)....     50,000          46,250
Echostar DBS Corporation,
   9.375% - 2009....................     50,000          50,125
Granite Broadcasting, 8.875% - 2008(3)   50,000          48,500
Gray Communications System, Inc.,
   10.625% - 2006(3)................     20,000          20,650
                                                   ------------
                                                        236,713

--------------------------------------------------------------------------------
                          60   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
---------------------------------------------


                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINED)              AMOUNT          VALUE
---------------------------------------------------------------
METALS - 2.0%
Armco, Inc., 9.00% - 2007...........    $50,000    $     50,250
Bayou Steel Corporation,
   9.50% - 2008.....................     50,000          46,625
Bulong Operations PTY,
   12.5% - 2008.....................     10,000           7,000
LTV Corporation, 8.2% - 2007(3).....     20,000          17,950
Neenah Corporation,
   11.125% - 2007...................     25,000          23,188
Silgan Holdings, Inc., 9.00% - 2009(3)   75,000          72,000
Wells Aluminum Corporation,
   10.125% - 2005(3)................     15,000          14,681
                                                   ------------
                                                        231,694
OIL FIELD SERVICES - 1.9%
Cross Timbers Oil Company,
   9.25% - 2007(3)..................     25,000          24,781
Husky Oil Ltd., 7.55% - 2016(3).....     80,000          72,500
Key Energy Services, Inc.,
   14% - 2009(3)....................     20,000          21,825
Pride Petroleum Services, Inc.,
   9.375% - 2007(3).................     50,000          50,000
Tuboscope, Inc., 7.50% - 2008(3)....     50,000          42,250
                                                   ------------
                                                        211,356
PACKAGING - 1.1%
Container Corporation of America,
   10.75% - 2002(3).................     50,000          51,625
Gaylord Container Corporation,
   9.375% - 2007(3).................     50,000          46,375
Sweetheart Cup Company, Inc.,
   9.625% - 2000(3).................     25,000          24,875
                                                   ------------
                                                        122,875
PHARMACEUTICALS - 0.4%
Glaxo Wellcome PLC, 6.75% - 2000(3).     45,000          45,111

REAL ESTATE INVESTMENT TRUST - 0.8%
Avalon Properties,
   6.625% - 2005(3).................    100,000          92,875

SCHOOLS - 0.1%
Columbia University, 5.89% - 2000...     10,000           9,925

TECHNOLOGY - 0.7%
Fisher Scientific International,
   9.00% - 2008(3)..................     25,000          24,000
Verio, Inc., 11.25% - 2008(3).......     50,000          52,625
                                                   ------------
                                                         76,625
TELECOMMUNICATIONS - 2.6%
Alaska Communications Systems,
   9.375% - 2009(3).................     40,000          38,700
BTI Telecom Corporation,
   10.50% - 2007....................     25,000          23,313
Hyperion Telecommunications,
   12.25% - 2004....................     25,000          26,875
Intermedia Communication,
   0.00% - 2007(5)..................     50,000          37,437
Iridium LLC/Capital Corporation,
   14.00% - 2005*(3)................     50,000           2,375
Level 3 Communications, Inc.,
   9.125% - 2008(3).................     20,000          18,850
McLeodUSA, Inc., 9.25% - 20073......     25,000          25,125
Nextlink Communications, PP,
   12.125% - 2009(3)................     45,000          26,831
RCN Corporation,
   10% - 2007(3)....................     20,000          19,900
   10.125% - 2010...................     25,000          24,875
Teligent, Inc., 11.50% - 2007(3)....     50,000          48,625
                                                   ------------
                                                        292,906
TEXTILES - 0.6%
Pillowtex Corporation, 9.00% - 2007(3)   50,000          21,375
Westpoint Stevens, Inc.,
   7.875% - 2008(3).................     50,000          44,875
                                                   ------------
                                                         66,250
TRANSPORTATION - OTHER - 0.4%
Iron Mountain, Inc., 8.25% - 2011...     50,000          45,875

YANKEE - 2.3%
Acetex Corporation, 9.75% - 2003....     50,000          45,375
Consumers International,
   10.25% - 2005....................     50,000          39,000
Doman Industries, Ltd.,
   8.75% - 2004(3)..................     25,000          21,438
   12% - 20043......................     25,000          26,000
Grupo Industrial Durango,
   12.625% - 2003...................     35,000          35,131
Hermes Europe Railtel BV,
   10.375% - 2009...................     25,000          24,812
PSINet, Inc., 11% - 2009(3).........     40,000          41,300
Repap New Brunswick,
   10.625% - 2005...................     25,000          23,063
                                                   ------------
                                                        256,119
                                                   ------------
   Total corporate bonds - 40.9%................      4,644,345


--------------------------------------------------------------------------------
                          61   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
---------------------------------------------


                                       PRINCIPAL       MARKET
MISCELLANEOUS ASSETS                    AMOUNT          VALUE
---------------------------------------------------------------
ASSET BACKED SECURITIES - 0.7%
Capital Auto Receivables Asset Trust
   1999-2 A3, 6.25% - 2003(3).......    $10,000      $    9,931
Ford Credit Auto Owner Trust,
   1999-D A3, 6.2% - 2002...........     25,000          24,944
Premier Auto Trust, 1998-3 A2,
   5.82% - 2000.....................     23,289          23,160
USAA Auto Loan Grantor Trust,
   1999-1 A, 6.1% - 2006(3).........     21,021          20,783
                                                   ------------
                                                         78,818
MORTGAGE BACKED SECURITIES - 0.3%
Money Store Home Equity Trust,
   1996-D A13, 6.635% - 2014(3).....     25,000          24,899
Structured Assets Securities Company
   1999-C3 A, 6.86125% - 2001(1)....      9,958           9,958
                                                   ------------
                                                         34,857
                                                   ------------
   Total miscellaneous assets - 1.0%...........         113,675

U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
----------------------------------------------
U.S. GOVERNMENT AGENCIES - 3.7%
Government National Mortgage
   Association, 7.50% - 2029........    418,976         414,267
U.S. GOVERNMENT SECURITES - 1.4%
U.S. Treasury Notes,
   5.50% - 2003.....................     20,000          19,536
   7.00% - 2006(3)..................     83,000          84,992
U.S. Treasury Bonds,
   6.25% - 2023.....................     37,000          34,887
   10.75% - 2005....................     20,000          23,858
                                                   ------------
                                                        163,273
                                                   ------------
   Total U.S. government & government
      agency securites - 5.1%..................         577,540

FOREIGN BONDS
JAPAN - 0.7%
International Bank Reconstruction
   & Development, 5.15% - 2000......     75,000          74,832

MEXICO - 1.0%
Bepensa SA, 9.75% - 2004............     45,000          38,587
Innova S DE R.L., 12.875% - 2007....     40,000          35,500
Sanluis Corp SA DE CV,
   8.875% - 2008....................     40,000          35,635
                                                   ------------
                                                        109,722
POLAND - 0.8%
Delphes Company No.2 Ltd.,
   7.75% - 2009.....................    100,000          92,670

UNITED KINGDOM - 0.8%
BG Group PLC, 5.375% - 2009(2)......     10,000          14,456
European Investment Bank,
   6.0% - 2004(2)...................     15,000          23,550
General Motors Acceptance
   Corporation, 6.875% - 2004(2)....      7,000          11,139
RSL Communications PLC,
   9.875% - 2009(3).................     50,000          45,500
                                                   ------------
                                                         94,645
                                                   ------------
   Total foreign bonds - 3.3%...................        371,869

FOREIGN GOVERNMENT BONDS
ARGENTINA - 8.8%
Republic of Argentina,
   2.868% - 2001(1),(2).............     60,000          24,002
   0.00% - 2004.....................     55,000          32,725
   6.8125% - 2005(1)................    294,800         266,795
   11.00% - 2006....................     80,000          79,225
   11.75% - 2011(2).................     25,000          13,464
   6.875% - 2023(1).................    365,000         289,011
   9.75% - 2027.....................    325,000         294,125
                                                   ------------
                                                        999,347
BRAZIL - 8.8%
Republic of Brazil,
   14.5% - 2009.....................    145,861         161,541
   7.00% - 2012(1)..................    430,000         319,275
   8.00% - 2014.....................    379,673         283,805
   6.9375% - 2024(1)................    310,000         235,213
                                                   ------------
                                                        999,834
BULGARIA - 1.4%
Bulgaria, 6.5% - 2024(1)............    205,000         164,256

CANADA - 0.4%
Province of Ontario, 6.875% - 2000(2)    30,000          48,241

FRANCE - 4.3%
O.A.T. Government Bond,
   4.0% - 2009(2),(3)...............    100,000          89,269
   6.00% - 2025(2)..................    107,000         107,369
Treasury Note,
   3.00% - 2001(2),(3)..............    300,000         295,608
                                                   ------------
                                                        492,246
GERMANY - 0.7%
Bundesrepub. Deutschland,
   6.25% - 2024(2)..................     78,000          81,004

GREECE - 0.0%
Hellenic Republic, 6.5% - 2014(2)...  2,000,000           6,017

KOREA - 1.9%
Republic of Korea,
   8.75% - 2003(3)..................    105,000         108,806
   8.875% - 2008(3).................    100,000         105,000
                                                   ------------
                                                        213,806

--------------------------------------------------------------------------------
                           62   See accompanying notes

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------
SERIES K (GLOBAL STRATEGIC INCOME)(CONTINUED)
---------------------------------------------

                                     PRINCIPAL
                                     AMOUNT OR
FOREIGN                               NUMBER           MARKET
GOVERNMENT BONDS (CONTINUED)         OF SHARES          VALUE
---------------------------------------------------------------
MEXICO - 4.9%
United Mexican States,
   10.375% - 2009...................  $  45,000    $     47,497
   6.25% - 2019(3)..................    650,000         510,250
                                                   ------------
                                                        557,747
NETHERLANDS - 2.4%
Netherlands Government,
   5.75% - 2004(2)..................    260,000         268,998

PANAMA - 1.0%
Republic of Panama,
   7.875% - 2002....................     30,000          28,941
   6.5% - 2016(1)...................     43,189          34,144
   8.875% - 2027....................     60,000          50,867
                                                   ------------
                                                        113,952
PERU - 1.0%
Republic of Peru,
   3.75% - 2017(1)..................     50,000          30,938
   4.50% - 2017(1),(3)..............    120,000          82,500
                                                   ------------
                                                        113,438
PHILIPPINES - 0.4%
Republic of Philippines,
   9.5% - 2024......................     45,000          45,506

RUSSIA - 1.8%
Russia Federation, 12.75% - 2028....    310,000         203,050

SPAIN - 0.3%
Republic of Trinidad & Tobago,
   9.875% - 2009(3).................     35,000          35,263

SWEDEN - 0.3%
Swedish Government, 9.00% - 2009(2).    200,000          28,798

TURKEY - 0.4%
Republic of Turkey, 11.875% - 2004..     40,000          41,506

UNITED KINGDOM - 0.9%
Abbey National Treasury Service,
   6.12875% - 2000(1)..............     50,000          49,928
United Kingdom Treasury Bond,
   7.75% - 2006(2),(3)..............     20,000          35,331
Federal Home Loan Bank,
   5.625% - 2003(2).................     10,000          15,510
                                                   ------------
                                                        100,769
VENEZUELA - 1.3%
Republic of Venezuela, 7.00% -
   2007(1),(3)......................    190,475         150,139
                                                   ------------
   Total foreign government bonds - 41.0%......       4,663,917


COMMERCIAL PAPER
----------------
FINANCIAL SERVICES - 1.5%
American General Finance,
   6.19% - 2-15-00..................     50,000          49,667
General Electric Capital Corporation,
   6.083% - 2-17-00.................     45,000          44,689
Private Export Funding,
   6.01% - 2-28-00..................     75,000          74,348
                                                   ------------
                                                        168,704
CERTIFICATE OF DEPOSIT - 0.4%
-----------------------------
Deutsche Bank New York,
   5.90% - 2-14-00..................     45,000          45,005

REPURCHASE AGREEMENT - 4.7%
---------------------------
Chase Manhattan Bank,
   2.5% - 1/3/00 (Collateralized by
   U.S. Treasury Strip, 2.50% - 2018
   with a value of  $554,037)(3)....    540,000         540,000
                                                   ------------
   Total investments - 97.9%...................      11,125,055
   Cash and other assets less liabilities - 2.1%        244,157
                                                   ------------
   Total net assets - 100.0%...................    $ 11,369,212
                                                   ============

---------------------------------------------
SERIES M (GLOBAL TOTAL RETURN)
---------------------------------------------

CORPORATE BONDS
BANKING - 0.5%
American General Finance,
   6.875% - 2001....................    $40,000          39,950
Bank of New York, 6.5% - 2003.......    $85,000          82,875
Wells Fargo Company,
   5.31% - 2000.....................    $65,000          64,892
   6.32125% - 2001..................    $65,000          65,104
                                                   ------------
                                                        252,821
CAPITAL GOODS - 0.1%
Raytheon Company, 6.75% - 2007......    $35,000          32,550

CONSUMER - CYCLICAL - 0.3%
General Motors Acceptance
   Corporation, 6.85% - 2004........    $50,000          49,188
Lowe's Companies, Inc.,
   6.70% - 2007.....................    $65,000          62,075
                                                   ------------
                                                        111,263
FINANCIAL - 0.2%
Ford Motor Credit Global Notes,
   6.25% - 2000.....................   $100,000          99,731


REAL ESTATE INVESTMENT TRUST - 0.3%
EOP Operating LP, 6.625% - 2005.....    $50,000          47,437
Spieker Properties, 6.80% - 2004....    $90,000          85,950
                                                   ------------
                                                        133,387
SCHOOLS - 0.1%
Columbia University, 5.89% - 2000...    $50,000          49,625

YANKEE CORPORATES - 0.2%
Abbey National PLC, 6.69% - 2005....    $75,000          71,906
                                                   ------------

   Total corporate bonds - 1.7%................         751,283


--------------------------------------------------------------------------------
                          63  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------------------------
         SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)
---------------------------------------------------------------


                                        NUMBER        MARKET
COMMON STOCKS                          OF SHARES       VALUE
---------------------------------------------------------------
AIRLINES - 0.3%
Ryanair Holdings PLC ADR*...........      2,100      $  115,763
Auto Parts & Equipment - 0.5%
Delphi Automotive Systems
   Corporation......................     14,866         234,140

Banks - Major Regional - 0.8%
Unionbancal Corporation.............      6,300         248,456
U.S. Bancorp........................      5,100         121,444
                                                   ------------
                                                        369,900
Beverages - Alcoholic - 1.0%
Anheuser-Busch Companies, Inc.......      6,400         453,600
Biotechnology - 1.0%
Genzyme Corporation*................      3,900         175,500
Genzyme Molecular Oncology*.........     16,500         115,500
Gilead Sciences, Inc.*..............      2,400         129,900
                                                   ------------
                                                        420,900
Broadcast Media - 0.6%
AT&T Corporation - Liberty Media
   Group............................      4,800         272,400
Chemicals - Diversified - 0.8%
Monsanto Company....................      9,800         349,125
COMMUNICATION EQUIPMENT - 1.4%
Echostar Communications Corporation*      1,800         175,500
Motorola, Inc.......................      3,000         441,750
                                                   ------------
                                                        617,250
Computer Hardware - 2.2%
Hewlett-Packard Company.............      3,500         398,781
International Business Machines
   Corporation......................      5,300         572,400
                                                   ------------
                                                        971,181
COMPUTER SOFTWARE & SERVICES - 4.5%
America Online, Inc.*...............      4,300         324,381
BMC Software, Inc.*.................      3,700         295,769
Microsoft Corporation*..............     11,600       1,354,300
                                                   ------------
                                                      1,974,450
COMPUTERS - NETWORKING - 1.8%
Cisco Systems, Inc.*................      6,050         648,106
3Com Corporation*...................      3,400         159,800
                                                   ------------
                                                        807,906
CONTAINERS & PACKAGING - 0.5%
Temple-Inland, Inc..................      3,200         211,000


ELECTRIC COMPANIES - 0.5%
Unicom Corporation..................      6,800         227,800


ELECTRICAL EQUIPMENT - 0.7%
General Electric Company............      2,100         324,975


ELECTRONICS - SEMICONDUCTORS - 1.8%
Adeptec, Inc.*......................      5,600    $    279,300
Analog Devices, Inc.*...............      3,000         279,000
Intel Corporation...................      3,100         255,169
                                                   ------------
                                                        813,469
FINANCIAL - DIVERSE - 1.4%
Associates First Capital Corporation      3,500          96,031
Citigroup, Inc......................      9,350         519,509
                                                   ------------
                                                        615,540
HOUSEHOLD PRODUCTS - 1.5%
Kimberly-Clark Corporation..........      7,100         463,275
Procter & Gamble Company............      1,900         208,169
                                                   ------------
                                                        671,444
INSURANCE - BROKERS - 0.8%
Marsh & McLennan Companies, Inc.....      3,500         334,906

INSURANCE - MULTILINE - 0.7%
Hartford Financial Services
   Group, Inc.......................      6,600         312,675

INVESTMENT BANK/BROKERAGE - 0.3%
Merrill Lynch & Company, Inc........      1,800         150,300


MANUFACTURING - DIVERSIFIED - 2.3%
Corning, Inc........................      2,200         283,663
Honeywell International.............      2,700         155,756
United Technologies Corporation.....      8,600         559,000
                                                   ------------
                                                        998,419
MEDICAL PRODUCTS & SUPPLIES - 0.3%
Baxter International................      2,200         138,188
METALS & MINING - 0.3%
Freeport-McMoran
   Copper & Gold, Inc.*.............      6,700         124,369
PAPER & FOREST PRODUCTS - 1.0%
Abitibi-Consolidated, Inc...........     16,300         193,563
Weyerhaeuser Company................      3,700         265,706
                                                   ------------
                                                        459,269
PUBLISHING - NEWSPAPER - 0.6%
Central Newspapers, Inc.............      6,600         259,875


RAILROADS - 0.7%
Canadian National Railway Company...11,200294,700

RETAIL - BUILDING SUPPLIES - 1.3%
Home Depot, Inc.....................      8,100         555,356
RETAIL - DEPARTMENT STORES - 0.4%
May Department Store Company........      5,100         164,475

RETAIL - GENERAL MERCHANDISE - 2.3%
Dayton Hudson Corporation...........      2,200         161,562
Wal-Mart Stores, Inc................     12,200         843,325
                                                   ------------
                                                      1,004,887

--------------------------------------------------------------------------------
                          64  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------------------------
         SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)
---------------------------------------------------------------

                                       PRINCIPAL
                                       AMOUNT OR
                                         NUMBER       MARKET
COMMON STOCKS (CONTINUED)              OF SHARES       VALUE
---------------------------------------------------------------
RETAIL - SPECIALTY - 0.4%
Bed Bath & Beyond, Inc.*............      5,000    $    173,750

SERVICES - DATA PROCESSING - 0.7%
BISYS Group, Inc.*..................      2,600         169,650
First Data Corporation..............      2,900         143,006
                                                   ------------
                                                        312,656


TELECOMMUNICATION - LONG DISTANCE - 1.4%
AT&T Corporation*...................      5,500         279,125
MCI Worldcom, Inc.*.................      6,750         358,172
                                                   ------------
                                                        637,297
TELEPHONE - 1.0%
Bell Atlantic Corporation...........      3,300         203,156
SBC Communications, Inc.............      4,700         229,125
                                                   ------------
                                                        432,281
TOBACCO - 0.5%
Philip Morris Companies, Inc........      8,800         204,050
                                                   ------------
   Total common stocks - 36.3%......                 16,008,296

U.S. GOVERNMENT & GOVERNMENT AGENCIES

U.S. GOVERNMENT AGENCIES - 0.7%
Federal Home Loan Mortgage Corporation
   6.00% - 2006.....................    $15,594          15,534
   7.00% - 2020.....................    $11,494          11,467
                                                   ------------
                                                         27,001

Federal National Mortgage Association,
   6.50% - 2018.....................    $28,723          28,604

Government National Mortgage Association,
   6.50% - 2029.....................    $29,817          27,997
   7.00% - 2029.....................   $234,097         226,070
                                                   ------------
                                                        254,067
U.S. GOVERNMENT SECURITIES - 1.6%
U.S. Treasury Notes,
   10.75% - 2005....................    $50,000          59,646
U.S. Treasury Bonds,
   9.00% - 2018.....................    $40,000          49,146
   6.25% - 2023.....................   $220,000         207,436
   6.125% - 2027....................   $150,000         139,604
   5.50% - 2028.....................    $60,000          51,177
   6.125% - 2029....................   $200,000         190,556
                                                   ------------
                                                        697,565
                                                   ------------
   Total U.S. government & government
      agencies - 2.3%...............                  1,007,237

MISCELLANEOUS ASSETS

ASSET-BACKED SECURITIES - 0.6%
Chase Manhattan Auto Owner Trust,
   6.50% - 2001.....................   $100,000          99,587
Ford Credit Auto Owner Trust,
   6.20% - 2002.....................   $130,000         129,705
USAA Auto Loan Grantor Trust,
   6.10% - 2006.....................   $ 54,657          54,038
                                                   ------------
                                                        283,330

MORTGAGE-BACKED SECURITIES - 0.5%
Advanta Credit Card Company
   Home Equity 99-4M, 5.90% - 2029     $ 59,934    $     59,906
Capital Auto Receivables Asset Trust
   6.25% - 2003.....................     25,000          24,828
Premier Auto Trust - Series 1998-3 A2,
   5.82% - 2000.....................     53,100          52,805
Structured Assets Securities Company
   99-C3, 5.81% - 2013..............     39,833          39,833
The Money Store Home Equity Trust,
   6.635% - 2014....................     50,000          49,799
                                                   ------------
                                                        227,171
                                                   ------------
    Total miscellaneous assets - 1.1%........           510,501


MUNICIPAL BONDS
CALIFORNIA - 0.1%
Los Angeles County, California
   Pension Obligation, 8.49% - 2004.     40,000          41,798

FOREIGN CORPORATE BONDS
ARGENTINA - 0.1%
Republic of Argentina,
   11.75% - 2009....................    $23,000          22,914
   11.75% - 2011....................    $30,000          16,156
                                                   ------------
                                                         39,070
BRAZIL - 0.1%
Republic of Brazil,
   11.625% - 2004...................    $50,000          49,625
GERMANY - 0.2%
KFW International Finance,
   5.75% - 2000.....................    $85,000          84,343
JAPAN - 0.4%
KFW International Finance,
   1.0% - 2004(2)................... 17,000,000         166,410
UNITED KINGDOM - 1.3%
BG Group PLC, 5.375% - 2009(2)......     30,000          43,368
Diageo Capital PLC, 5.90% - 2000....   $100,000          99,884
General Motors Acceptance
   Corporation, 6.875% - 2004(2)....     60,000          95,480
International Bank Recon &
   Development, 6.00% - 2000........   $250,000         249,952
National Westminster Bank,
   7.375% - 2009....................    $20,000          19,525
Xerox Cap Europe PLC, 5.75% - 2002..    $65,000          62,696
                                                   ------------
                                                        570,905
                                                   ------------
   Total foreign corporate bonds - 2.1%........         910,353


--------------------------------------------------------------------------------
                          65  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

-----------------------------------------
SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)
-----------------------------------------

                                       PRINCIPAL
                                       AMOUNT OR
FOREIGN                                  NUMBER        MARKET
GOVERNMENT BONDS (CONTINUED)           OF SHARES       VALUE
---------------------------------------------------------------
FRANCE - 3.8%
O.A.T. Government Bond,4.00% -
   2009(2) .........................    620,000    $    553,468
   6.00% - 2025(2)..................    107,000         107,369
Treasury Note,
   3.00% - 2001(2)..................    510,000         502,533
   3.50% - 2004(2)..................    525,000         499,338
                                                   ------------
                                                      1,662,708
GERMANY - 2.3%
Bundesschatzanweisungen,
   3.25% - 2000(2)..................    200,000         200,120
Bundesrepub Deutschland,
   3.75% - 2009(2)..................    510,000         455,526
   6.25% - 2024(2)..................    230,000         238,859
   6.50% - 2027(2)..................    105,000         111,512
                                                   ------------
                                                      1,006,017
JAPAN - 0.2%
Japan Finance Corporation,
   9.75% - 2000.....................   $100,000         101,258

MEXICO - 0.1%
United Mexican States,
   10.375% - 2009...................    $25,000          26,387
SPAIN - 0.0%
Trinidad & Tobago, 9.875% - 2009....    $20,000          20,150
SWEDEN - 0.2%
Swedish Government Bond,
   9.00% - 2009(2)..................    600,000          86,394

UNITED KINGDOM - 0.7%
Abby National Treasury,
   6.21387% - 2000..................   $100,000          99,857
Fannie Mae, 5.50% - 2003(2).........     90,000         138,395
Federal Home Loan Bank,
   5.625% - 2003(2).................     40,000          62,040
                                                   ------------
                                                        300,292
                                                   ------------
   Total foreign government bonds - 7.3%.......       3,203,206

FOREIGN STOCKS
AUSTRALIA - 1.3%
Australia & New Zealand Banking
   Group Ltd........................     49,614         359,771
Woocside Petroleum, Ltd.............     27,300         200,983
                                                   ------------
                                                        560,754
BELGIUM - 0.3%
Fortis (Cl.B).......................      4,000         143,624

FINLAND - 1.4%
Mertia PLC..........................     27,250         159,795
Nokia Oyj...........................      2,500         451,080
                                                   ------------
                                                        610,875
FRANCE - 3.2%
Aventis S.A.........................      5,300         306,544
Axa.................................      2,100         291,337
Saint Gobain........................      1,700         318,152
Societe Generale (Cl.A).............      1,200         277,865
Suez Lyonnaise Des Eaux.............        600          95,689
Technip.............................      1,100         112,249
                                                   ------------
                                                      1,401,836
GERMANY - 2.3%
Bayer AG............................      6,465         305,232
Mannesmann AG.......................      1,400         339,613
Primacom AG*........................      2,400         153,969
RWE AG..............................      6,600         202,445
                                                   ------------
                                                      1,001,259
HONG KONG - 1.0%
Cheung Kong Holdings................      8,000         101,627
HSBC Holdings.......................      8,993         126,104
Hutchison Whampoa Ltd...............      7,000         101,756
Sun Hung Kai Properties.............     10,000         104,200
                                                   ------------
                                                        433,687
IRELAND - 0.2%
Bank of Ireland.....................     13,800         109,282
ITALY - 1.8%
Banca Nazionale*....................     33,400         110,819
Eni Spa.............................     58,700         321,271
Telecom Italia Spa..................     33,500         372,407
                                                   ------------
                                                        804,497
JAPAN - 9.9%
Bank of Yokohama, Ltd...............     28,000         128,846
Banyu Pharmaceutical Company, Ltd...     16,000         247,765
Dia Nippon Printing Company, Ltd....     23,000         366,274
Eisai Company, Ltd..................     14,000         268,770
Fujisawa Pharmaceutical
   Company, Ltd.....................     19,000         460,359
Hitachi, Ltd........................     49,000         785,111
Kyudenko Corporation................     29,000         101,998
Nagase & Company, Ltd...............     40,000         163,744
Nichiei Company, Ltd................      4,000          86,757
Nikko Securities Company............     18,000         227,385
Nippon Telegraph & Telephon
   Corporation......................         34         581,310
Okumura Corporation.................     37,000         124,713
Shizuoka Bank, Ltd..................      8,000          81,911
Softbank Corporation................        100          95,550
Sony Corporation....................        600         177,617
Takefuji Corporation................      2,000         249,914
Tokyo Style.........................     11,000          90,274
Yamato Kogyo Company, Ltd...........     32,000         144,126
                                                   ------------
                                                      4,382,424

--------------------------------------------------------------------------------
                          66  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

-----------------------------------------
SERIES M (GLOBAL TOTAL RETURN)(CONTINUED)
-----------------------------------------

                                       PRINCIPAL
                                       AMOUNT OR
                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)             OF SHARES       VALUE
---------------------------------------------------------------
NETHERLANDS - 1.7%
Akzo Nobel N.V......................      3,900    $    194,686
Ing Groep N.V.......................      3,037         182,475
Koninklijke (Royal) Philips
   Electronics N.V..................      2,844         384,861
                                                   ------------
                                                        762,022
NEW ZEALAND - 0.2%
Air New Zealand, Ltd................     58,531          85,467
SINGAPORE - 1.1%
Natsteel Electronics, Ltd...........     22,000         116,206
Overseas Union Bank, Ltd............     28,000         163,866
Venture Manufacturing, Ltd..........     16,000         183,433
                                                   ------------
                                                        463,505
SPAIN - 1.6%
Banco Popular Espanol S.A...........      2,600         168,754
Endesa S.A..........................     10,400         205,476
Iberdrola S.A.......................     12,900         177,930
Repsol YPF, S.A.....................      6,500         149,989
                                                   ------------
                                                        702,149
Sweden - 0.8%
Gambro AB...........................      7,990          72,016
Hennes & Mauritz AB.................      7,880         262,882
                                                   ------------
                                                        334,898

SWITZERLAND - 0.8%
Holderbank Financiere Glarus AG.....        500         176,485
Sandvik AB (Cl.A)...................      5,400         168,454
                                                   ------------
                                                        344,939
United Kingdom - 6.0%
AstraZeneca Group PLC...............      5,600         231,775
Barclays PLC........................      7,457         214,649
BP Amoco PLC........................     40,300         404,973
British Telecom PLC.................     16,619         401,773
Burmam Castrol PLC..................      6,983         132,240
Colt Telecom Group PLC*.............      5,400         278,067
Invensys PLC........................     53,700         289,937
Scottish Power PLC..................      8,700          65,622
Smith & Nephew PLC..................      6,020         203,751
SmithKline Beecham PLC..............     35,400         449,016
                                                   ------------
                                                      2,671,803
                                                   ------------
   Total foreign stocks - 33.6%................      14,813,021

SHORT TERM INVESTMENTS
CERTIFICATES OF DEPOSIT - 1.0%
Deutsche Bank NY, 5.90% - 2/14/00...   $175,000         175,019
Svenska Handels NY, 5.97% - 2/18/00.   $250,000         250,048
                                                   ------------
                                                        425,067
U.S. GOVERNMENT AGENCIES - 2.9%
U.S. Treasury Bill
   5.206% - 2/10/00(3)..............   $800,000         795,880
   5.34% - 3/16/00(3)...............   $500,000         494,589
                                                   ------------
                                                      1,290,469
                                                   ------------
   Total short term investments - 3.9%.........       1,715,536

                                       PRINCIPAL      MARKET
COMMERCIAL PAPER                        AMOUNT        VALUE
---------------------------------------------------------------
BANKS & CREDIT - 0.3%
 JP Morgan & Company, Inc.,
   6.156% - 2/24/00.................   $120,000   $     119,030
FINANCIAL SERVICES - 1.8%
Aegon NV, 6.175% - 2/4/00...........    150,000         149,262
American General Finance,
   6.19% - 2/15/00..................    175,000         173,837
GTE Funding, Inc., 6.169% - 4/27/00.    175,000         173,801
General Electric Capital
   Corporation, 6.206% - 4/27/00....    150,000         147,293
Riverwoods Funding Corporation,
   6.221% - 2/15/00.................    175,000         173,843
                                                   ------------
                                                        818,036
TELECOMMUNICATIONS - 0.7%
British Telecommunications PLC,
   6.393% - 2/16/00.................    300,000         297,604
                                                   ------------
   Total commercial paper - 2.8%...............       1,234,670

REPURCHASE AGREEMENT - 8.4%
---------------------------
Chase Manhattan Bank, 2.53% - 1/3/00
   (Collateralized by U.S. Treasury Strip,
    2.50% - 2018 with a value
    of $3,827,470(3)................  3,716,000       3,716,000
                                                   ------------
   Total investments - 99.7%...................      43,911,901
   Cash & other assets, less liabilities - 0.3%         121,811
                                                   ------------
   Total net assets - 100.0%...................     $44,033,712
                                                   ============
-----------------------------------
SERIES N (MANAGED ASSET ALLOCATION)
-----------------------------------
CORPORATE BONDS
AEROSPACE/DEFENSE - 0.2%
Raytheon Company, 6.50% - 2005......   $250,000        $232,500
AUTOMOTIVE - 0.1%
Federal-Mogul Corporation,
   7.75% - 2006.....................    100,000          94,000
Venture Holdings Trust,
   11.00% - 2007....................     50,000          46,375
                                                   ------------
                                                        140,375
BANKING - 0.1%
Bankers Trust - NY, 7.25% - 2003....    100,000          99,375
BASIC INDUSTRY - OTHER - 0.1%
Westinghouse Air Brake,
   9.375% - 2005....................    150,000         148,875
BUILDING MATERIALS - 0.1%
ABC Supply Company (Series B),
   10.625% - 2007...................    100,000          89,750
Associated Materials, Inc.,
   9.25% - 2008.....................     50,000          49,312
                                                   ------------
                                                        139,062

--------------------------------------------------------------------------------
                          67  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)             AMOUNT          VALUE
---------------------------------------------------------------
CAPITAL GOODS - OTHER - 0.1%
International Wire Group,
   11.75% - 2005....................   $100,000        $103,250
CONSUMER - NONCYCLICAL - OTHER - 0.1%
Coinmach Corporation Series D,
   11.75% - 2005....................     50,000          51,500

CONSUMER PRODUCTS - 0.5%
Anchor Advanced Products,
   11.75% - 2004....................    150,000         128,625
Chattem, Inc., 12.75% - 2004........     50,000          53,250
Doane Products Company,
   9.75% - 2007.....................     86,000          84,065
Holmes Products Corporation,
   9.875% - 2007....................     25,000          18,688
   9.875% - 2007....................     50,000          37,375
Keebler Corporation, 10.75% - 2006..    150,000         161,625
                                                   ------------
                                                        483,628
ELECTRIC UTILITY - 0.7%
Entergy Louisiana, Inc.,
   6.50% - 2008.....................    500,000         454,375
Midwest Power System,
   7.125% - 2003....................    140,000         139,825
Southern California Edison,
   6.50% - 2001.....................     50,000          49,750
                                                   ------------
                                                        643,950
ENTERTAINMENT - 0.4%
Bally Total Fitness Holding,
   9.875% - 2007....................     75,000          72,750
Cinemark USA, Inc. (Series B),
   8.50% - 2008.....................    100,000          86,000
Premier Parks, Inc., 9.75% - 2007...    100,000          99,750
Six Flags Entertainment,
   8.875%- 2006....................     50,000          48,625
Time Warner Entertainment,
   7.25% - 2008.....................    100,000          97,500
                                                   ------------
                                                        404,625
FINANCIAL INSTITUTIONS - 0.6%
Intertek Finance PLC, 10.25% - 2006.     50,000          46,625
Lehman Brothers, Inc.,
   7.25% - 2003.....................    350,000         347,375
Penske Truck Leasing,
   6.65% - 2000.....................    100,000         100,000
Salomon, Inc., 6.75% - 2003.........    100,000          98,625
                                                   ------------
                                                        592,625
FINANCE - OTHER - 0.1%
Herff Jones, Inc. (Series B),
   11.00% - 2005....................     50,000          53,313

FOOD - 0.4%
Aurora Foods, Inc., 9.875% - 2007...     50,000          50,875
B&G Foods, Inc., 9.625% - 2007......     25,000          22,250
International Home Foods,
   10.375% - 2006...................    150,000         154,875
McDonald's Corporation,
   6.625% - 2005....................     50,000          48,937
Price/Costco, Inc., 7.125% - 2005...    100,000          96,875
                                                   ------------
                                                        373,812
GAMING - 0.6%
Harrahs Operating, Inc.,
   7.875% - 2005....................    150,000         144,375
Isle of Capri Casinos, 8.75% - 2009.    150,000         138,375
Mohegan Tribal Gaming,
   8.125% - 2006....................    150,000         147,000
Park Place Entertainment,
   7.875% - 2005....................    150,000         143,625
                                                   ------------
                                                        573,375
HEALTHCARE - 0.3%
Dade International, Inc.,
   11.125% - 2006...................    150,000         146,625
Owens & Minor, Inc.,
   10.875% - 2006...................     25,000          25,688
Quest Diagnostic, Inc.,
   10.75% - 2006....................     25,000          26,312
Tenet Healthcare Corporation,
   8.00% - 2005.....................    150,000         144,375
                                                    -----------
                                                        343,000
INSURANCE - 0.1%
New York Life Insurance,
   7.50% - 2023.....................    100,000          87,625
LODGING - 0.3%
Courtyard by Marriott, 10.75% - 2008    100,000          97,750
Host Marriott Travel Plaza,
   9.50% - 2005.....................    150,000         155,437
                                                   ------------
                                                        253,187
Media - Cable - 1.0%
Adelphia Communications,
   9.875% - 2005....................    125,000         127,500
   7.875% - 2009....................     25,000          22,500
Charter Comm Hlds LLC,
   8.25% - 2007.....................    150,000         138,750
Classic Cable, Inc., 9.375% - 2009..    150,000         148,125
Comcast Cable Communications,
   8.125% - 2004....................    100,000         102,500
Frontiervision, 11.00% - 2006.......    100,000         106,000
Mediacom LLC/Capital Corporation,
   7.875% - 2011....................    150,000         132,375
NTL, Inc., 0.00% - 2008(5)..........    225,000         156,656
Northland Cable Television,
   10.25% - 2007....................    100,000         100,500
                                                   ------------
                                                      1,034,906

--------------------------------------------------------------------------------
                          68  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)             AMOUNT          VALUE
---------------------------------------------------------------
MEDIA - NON-CABLE - 0.3%
American Radio Systems, 9.00% - 2006    $50,000       $  52,312
Chancellor Media Corporation,
   8.125% - 2007....................     50,000          50,000
   8.00% - 2008.....................     50,000          50,125
   9.00% - 2008.....................     50,000          52,000
Hollinger International Publishing,
   9.25% - 2007.....................     50,000          49,500
Sun Media Corporation,
   9.50% - 2007.....................     32,000          31,760
                                                   ------------
                                                        285,697
METALS 0.0%
Freeport McMoran Resources,
   7.00% - 2008.....................     50,000          45,250
NATURAL GAS - 0.2%
Energy Corporation of America,
   9.50% - 2007.....................    100,000          72,750
Nuevo Energy Company,
   9.50% - 2008.....................    148,500         148,314
                                                   ------------
                                                        221,064
OIL FIELD SERVICES - 0.1%
Pride Petroleum Services, Inc.,
   9.375% - 2007....................     50,000          50,000

PACKAGING - 0.3%
Bway Corporation (Series B),
   10.25% - 2007....................     50,000          50,063
Consolidated Container,
   10.125% - 2009...................     75,000          76,125
Container Corporation of America,
   10.75% - 2002....................    100,000         103,250
US Can Corporation, 10.125% - 2006..50,00051,875
                                                   ------------
                                                        281,313
PAPER - 0.7%
International Paper Company,
   6.875% - 2029....................    500,000         431,875
Packaging Corporation of America,
   9.625% - 2009....................    150,000         154,312
Repap New Brunswick,
   9.00% - 2004.....................     50,000          48,875
   11.50% - 2004....................     50,000          52,000
                                                   ------------
                                                        687,062
SERVICES - 0.1%
Dyncorp, Inc., 9.50% - 2007.........     50,000          44,625
Group Maintenance America,
   9.75% - 2009.....................     75,000          74,438
                                                   ------------
                                                        119,063

SUPERMARKETS - 0.0%
Jitney-Jungle Stores, 0.00% - 20065      75,000          18,563

TECHNOLOGY - 0.1%
Communications & Power Industry,
   12.00% - 2005....................   $100,000  $       82,750

TELECOMMUNICATIONS - 2.8%
AT&T Corporation, 6.50% - 2029......    500,000         427,500
Intermedia Communications, Inc.,
   8.60% - 2008.....................    100,000          92,250
   9.50% - 2009.....................     50,000          48,250
Lucent Technologies, Inc.,
   6.90% - 2001.....................    100,000         100,125
Metromedia Fiber Network,
   10.00% - 2008....................    150,000         153,750
Metronet Communications
   Corporation, 0.00% - 20085 ......    200,000         157,250
Nextel Communications,
   0.00% - 20075 ...................    200,000         143,250
Nextlink Communications,
   0.00%- 20095 ....................    225,000         140,344
Orange PLC, 9.00% - 2009............    100,000         106,000
Price Communications Wireless,
   9.125% - 2006....................    100,000         102,250
Qwest Communications International,
   0.00% - 20075 ...................     50,000          40,563
   7.50% - 2008.....................     50,000          48,687
Rogers Cantel, Inc.,
   9.75% - 2016.....................    100,000         112,750
Sprint Capital Corporation,
   6.125% - 2008....................    500,000         451,875
Voicestream Wireless Corporation,
   10.375% - 2009...................    150,000         154,125
Worldcom, Inc., 7.75% - 2007........    500,000         508,125
                                                   ------------
                                                     2,787,094
TEXTILE - 0.2%
Dan River, Inc., 10.125% - 2003.....     50,000          50,938
Westpoint Stevens, Inc.,
   7.875% - 2008....................    150,000         134,625
                                                   ------------
                                                        185,563
TRANSPORTATION - OTHER - 0.2%
Allied Holdings, Inc., 8.625% - 2007     75,000          66,563
Avis Rent A Car, Inc., 11.00% - 2009    100,000         105,500
                                                   ------------
                                                        172,063
YANKEE - 0.1%
Rogers Cantel, Inc., 9.375% - 2008..     75,000          80,062
                                                   ------------
   Total corporate bonds - 10.9%...............      10,774,527


--------------------------------------------------------------------------------
                          69  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
---------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
Boeing Company......................      2,814        $116,957
Lockheed Martin Corporation.........      2,000          43,750
Northrop Grumman Corporation........        600          32,437
Precision Castparts Corporation.....        400          10,500
Primex Technologies, Inc............        200           4,150
                                                   ------------
                                                        207,794
AGRICULTURAL PRODUCTS - 0.0%
Archer-Daniels-Midland Company......      1,847          22,510
Universal Corporation...............        500          11,406
                                                   ------------
                                                         33,916
AIR FREIGHT - 0.0%
CNF Transportation, Inc.............        600          20,700
AIRLINES - 0.2%
AMR Corporation*....................        600          40,200
Alaska Air Group, Inc.*.............        700          24,587
Alexander & Baldwin, Inc............        700          15,969
Delta Air Lines, Inc................        600          29,888
KLM Royal Dutch Airlines NY Reg.....        600          14,962
Southwest Airlines Company..........      2,000          32,375
                                                   ------------
                                                        157,981
ALUMINUM - 0.1%
ALCOA, Inc..........................      1,300         107,900

AUTO PARTS & EQUIPMENT - 0.3%
Arvin Industries, Inc...............        500          14,187
Dana Corporation....................      1,443          43,200
Delphi Automotive Systems
   Corporation......................      2,026          31,909
Genuine Parts Company...............        950          23,572
Goodyear Tire & Rubber Company......        900          25,369
Lear Corporation*...................      1,000          32,000
Mark IV Industries, Inc.............      1,200          21,225
Modine Manufacturing Company........        300           7,500
Superior Industries International...        700          18,769
TRW, Inc............................      1,100          57,131
                                                   ------------
                                                        274,862
AUTOMOBILES - 0.5%
Ford Motor Company..................      3,800         203,062
General Motors Corporation..........      2,100         152,644
Honda Motor Company, Ltd. ADR.......      1,600         122,400
                                                   ------------
                                                        478,106
BANKS - MAJOR REGIONAL - 1.8%
BB&T Corporation....................      1,000          27,375
Banco Bilboa Viz ADR................      9,000         127,688
Banco Frances S.A. ADR..............        805          19,068
Bank of New York Company, Inc.......      2,400          96,000
Bank One Corporation................      3,404         109,141
CCB Financial Corporation...........        500          21,781
City National Corporation...........        500          16,469
Comerica, Inc.......................        750          35,016
Compass Bancshares, Inc.............      1,200          26,775
Fifth Third Bancorp.................      1,125          82,547
First Security Corporation..........      2,200          56,169
First Tennessee National Corporation      1,400          39,900
First Virginia Banks, Inc...........        500          21,500
Firstar Corporation.................      4,191          88,535
FleetBoston Financial Corporation...      3,021         105,169
Hibernia Corporation................      1,500          15,937
Huntington Bancshares, Inc..........      1,167          27,862
KeyCorp.............................      1,500          33,187
Marshall & Ilsley Corporation.......      1,300          81,656
Mellon Financial Corporation........      1,600          54,500
Mercantile Bankshares Corporation...        900          28,744
National City Corporation...........      1,400          33,163
North Fork Bancorporation, Inc......      1,200          21,000
Northern Trust Corporation..........        900          47,700
PNC Bank Corporation................      1,015          45,168
Pacific Century Financial
   Corporation......................      1,000          18,687
Regions Financial Corporation.......      1,000          25,125
Silicon Valley Bancshares*..........        400          19,800
State Street Corporation............        500          36,531
Summit Bancorp......................        500          15,312
Suntrust Banks, Inc.................        900          61,931
TCF Financial Corporation...........      1,300          32,338
U.S. Bancorp........................      2,131          50,744
Union Planters Corporation..........        900          35,494
Wells Fargo Company.................      5,200         210,275
Zions Bancorporation................        700          41,431
                                                   ------------
                                                      1,809,718
BANKS - MONEY CENTER - 0.7%
Bank of America Corporation.........      5,755         288,829
Chase Manhattan Corporation.........      2,424         188,315
First Union Corporation.............      2,958          97,059
J.P. Morgan & Company, Inc..........        600          75,975
                                                   ------------
                                                        650,178
BEVERAGES - ALCOHOLIC - 0.3%
Anheuser-Busch Companies, Inc.......      1,200          85,050
Compania Cervecerias Unidas S.A. ADR        300           9,619
Diageo PLC ADR......................      2,577          82,464
LVMH Moet Hennessy Lou ADR..........      1,100         100,100
                                                   ------------
                                                        277,233

--------------------------------------------------------------------------------
                          70  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
---------------------------------------------------------------
BEVERAGES - SOFT DRINK - 0.7%
Coca-Cola Company...................      9,000        $524,250
Coca-Cola Enterprises, Inc..........      1,400          28,175
PepsiCo, Inc........................      4,700         165,675
Whitman Corporation.................      1,300          17,469
                                                   ------------
                                                        735,569
BIOTECHNOLOGY - 0.6%
Amgen, Inc.*........................      3,800         228,238
Biogen, Inc.*.......................      2,200         185,900
Chiron Corporation*.................      2,000          84,750
Genzyme Corporation*................        600          27,000
Genzyme Molecular Oncology*.........        100             700
Gilead Sciences, Inc.*..............        500          27,062
                                                   ------------
                                                        553,650
BROADCAST MEDIA - 0.8%
A.H. Belo Corporation...............        900          17,156
CBS Corporation*....................      2,500         159,844
Chris-Craft Industries, Inc.*.......        400          28,850
Clear Channel Communications, Inc.*.      1,300         116,025
Comcast Corporation.................      2,600         131,462
Cox Communications, Inc.*...........        600          30,900
Hispanic Broadcasting Corporation*..        500          46,109
MediaOne Group, Inc.*...............      2,200         168,988
Univision Communications, Inc.*.....        900          91,969
                                                   ------------
                                                        791,303
BUILDING MATERIALS - 0.1%
Armstrong World Industries, Inc.....        300          10,013
Martin Marietta Materials, Inc......        800          32,800
Masco Corporation...................      1,400          35,525
USG Corporation.....................        500          23,562
                                                   ------------
                                                        101,900
CHEMICALS - BASIC - 0.6%
Air Products and Chemicals, Inc.....      1,200          40,275
Akzo Nobel NV ADR...................      2,600         129,350
Dow Chemical Company................        800         106,900
E.I. du Pont de Nemours & Company...      3,151         207,572
IMC Global, Inc.....................      1,600          26,200
Imperial Chemical Industries PLC ADR      1,400          59,588
Solutia, Inc........................      2,780          42,916
                                                   ------------
                                                        612,801
CHEMICALS - DIVERSIFIED - 0.2%
Cabot Corporation...................      1,100          22,413
FMC Corporation*....................        600          34,387
Monsanto Company....................      1,900          67,688
Olin Corporation....................      1,000          19,812
                                                   ------------
                                                        144,300
CHEMICALS - SPECIALTY - 0.2%
Arch Chemicals, Inc.................        300    $      6,281
CK Witco Corporation................      2,500          33,438
Dexter Corporation..................        400          15,900
Great Lakes Chemical Company........        700          26,731
M.A. Hanna Company..................        900           9,844
International Flavors & Fragrances, Inc.    700          26,425
IVAX Corporation*...................      2,000          51,500
Lubrizol Corporation................        800          24,700
Omnova Solutions, Inc...............        800           6,200
A. Schulman, Inc....................        800          13,050
Sequa Corporation*..................        300          16,181
                                                   ------------
                                                        230,250
Communication Equipment - 2.2%
Ericsson (L.M.) Telecom
   Company ADR (Cl.B)...............      2,400         157,650
Leap Wireless International, Inc.*..        100           7,850
Lucent Technologies, Inc............     11,394         852,414
Motorola, Inc.......................      2,000         294,500
Nokia Corporation ADR...............      1,200         228,000
Nortel Networks Corporation.........      5,740         579,740
Tellabs, Inc.*......................      1,400          89,862
                                                   ------------
                                                      2,210,016
COMPUTER HARDWARE - 2.2%
Compaq Computer Corporation.........      5,456         147,653
Dell Computer Corporation*..........      9,500         484,500
Hewlett-Packard Company.............      3,100         353,206
International Business Machines
   Corporation......................      6,000         648,000
Sun Microsystems, Inc.*.............      7,100         549,806
                                                   ------------
                                                      2,183,165
COMPUTER SOFTWARE/SERVICES - 4.6%
Adobe Systems, Inc..................        400          26,900
America Online, Inc.*...............      7,600         573,325
BMC Software, Inc.*.................        800          63,950
Cadence Design Systems, Inc.*.......      2,500          60,000
Computer Associates International, Inc.   1,700         118,894
Computer Sciences Corporation*......      1,200         113,550
Compuware Corporation*..............      1,100          40,975
Electronic Arts, Inc.*..............        800          67,200
Informix Corporation*...............      2,000          22,750
Intuit, Inc.*.......................      2,100         125,869
Legato Systems, Inc.*...............        800          55,050
Microsoft Corporation*..............     16,400       1,914,700
Network Associates, Inc.*...........      1,700          45,369
NOVA Corporation*...................        800          25,250
Novell, Inc.*.......................      1,300          51,919
Oracle Corporation*.................      4,775         535,098
Parametric Technology Company*......        900          24,356
Siebel Systems, Inc.*...............      2,100         176,400


--------------------------------------------------------------------------------
                          71  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------------------------
         SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
---------------------------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES (CONTINUED)
Sterling Commerce*..................        900    $     30,656
Structural Dynamics Research
   Corporation*.....................        700           8,925
Symantec Corporation*...............        900          52,762
Synopsys, Inc.*.....................        600          40,050
Veritas Software Corporation*.......      2,600         372,125
                                                   ------------
                                                      4,546,073
COMPUTERS - NETWORKING - 1.3%
Cisco Systems, Inc.*................     11,400       1,221,225
3COM Corporation*...................      1,000          47,000
                                                   ------------
                                                      1,268,225
COMPUTERS - PERIPHERALS - 0.5%
EMC Corporation*....................      3,800         415,150
Quantum Corporation - DLT &
   Storage Systems*.................      1,700          25,713
Quantum Corporation - Hard
   Disk Drive*......................        700           4,856
Seagate Technology, Inc.*...........      1,000          46,562
Storage Technology Corporation*.....      1,000          18,438
                                                   ------------
                                                        510,719
CONSUMER FINANCE - 0.2%
Capital One Financial Corporation...        600          28,913
Household International, Inc........      1,400          52,150
MBNA Corporation....................      2,400          65,400
                                                   ------------
                                                        146,463
CONSUMER - JEWEL/GIFT - 0.0%
Lancaster Colony....................        400          13,250
CONTAINER - METAL/GLASS - 0.0%
Owens-Illinois, Inc.*...............      1,000          25,062
CONTAINERS & PACKAGING - 0.1%
Bemis Company, Inc..................        800          27,900
Sonoco Products Company.............      1,000          22,750
                                                   ------------
                                                         50,650
DISTRIBUTION - FOOD & HEALTH - 0.0%
Bergen Brunswig Corporation.........      1,000           8,313
McKesson HBOC, Inc..................        740          16,696
U.S. Foodservice, Inc.*.............      1,100          18,425
                                                   ------------
                                                         43,434
ELECTRIC COMPANIES - 1.2%
Allegheny Energy, Inc...............      1,400          37,712
American Electric Power
   Company, Inc.....................        900          28,912
American Water Works
   Company, Inc.....................        900          19,125
Consolidated Edison, Inc............      1,000          34,500
Constellation Energy Group..........      1,000          29,000
ELECTRIC COMPANIES (CONTINUED)
DPL, Inc............................      1,500          25,969
Dominion Resources, Inc.............      1,200          47,100
Duke Energy Corporation.............      1,200          60,150
Edison International................      1,700          44,519
Empresa Nacional Electricidad
   Chile S.A. ADR...................      1,833          26,006
Endesa S.A. ADR.....................      2,400          48,450
Energy East Corporation.............      1,800          37,462
Enersis S.A. ADR....................        600          14,100
Entergy Corporation.................      1,000          25,750
FPL Group, Inc......................        700          29,969
FirstEnergy Corporation.............        800          18,150
IdaCorp, Inc........................        700          18,769
Illinova Corporation................      1,000          34,750
Ipalco Enterprises, Inc.............      1,300          22,181
Kansas City Power & Light Company...      1,100          24,269
LG & E Energy Corporation...........      1,500          26,156
New England Electric Systems........        700          36,225
Niagra Mohawk Holdings, Inc.*.......      2,400          33,450
NiSource, Inc.......................      1,200          21,450
OGE Energy Corporation..............        800          15,200
Peco Energy Company.................        700          24,325
PG&E Corporation....................      1,600          32,800
Potomac Electric Power Company......      1,300          29,819
Public Service Company of
   New Mexico.......................        500           8,125
Public Service Enterprise Group, Inc.       900          31,331
Reliant Energy, Inc.................      1,000          22,875
SCANA Corporation...................      1,000          26,875
Sierra Pacific Resources............      1,100          19,044
Southern Company....................      2,900          68,150
Teco Energy, Inc....................      1,600          29,700
Texas Utilities Company.............      1,100          39,119
Unicom Corporation..................        900          30,150
UtiliCorp United, Inc...............        900          17,494
Wisconsin Energy Corporation........      1,400          26,950
                                                   ------------
                                                      1,166,081
ELECTRICAL EQUIPMENT - 2.3%
American Power Conversion
   Corporation*.....................      2,400          63,300
Emerson Electric Company............      1,600          91,800
General Electric Company............     11,400       1,764,150
Hitachi, Ltd. ADR...................        800         129,500
Hubbell, Inc. (Cl.B)................        700          19,075
Rockwell International Corporation..        700          33,513
SCI Systems, Inc.*..................        600          49,312
Sanmina Corporation*................        600          59,925
                                                   ------------
                                                      2,210,575

--------------------------------------------------------------------------------
                          72  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

---------------------------------------------------------------
         SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
---------------------------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES       VALUE
---------------------------------------------------------------
ELECTRONICS - DEFENSE - 0.2%
Arrow Electronics, Inc.*............      1,500     $    38,063
Litton Industries, Inc.*............        500          24,937
Raytheon Company (Cl. A)............        421          10,446
Raytheon Company (Cl. B)............        679          18,036
Symbol Technologies, Inc............        800          50,850
Teleflex, Inc.......................        500          15,656
                                                   ------------
                                                        157,988
ELECTRONICS - INSTRUMENTATION - 0.1%
Waters Corporation*.................        600          31,800
ELECTRONICS - SEMICONDUCTORS - 1.8%
Altera Corporation*.................      4,400         218,075
Analog Devices, Inc.*...............        667          62,031
Atmel Corporation*..................      2,500          73,906
Intel Corporation...................     10,000         823,125
Linear Technology Corporation.......      1,600         114,500
Maxim Integrated Products, Inc.*....      2,400         113,250
Micron Technology, Inc.*............        800          62,200
Texas Instruments, Inc..............      2,400         232,500
Xilinx, Inc.*.......................      1,400          63,656
                                                   ------------
                                                      1,763,243
ENGINEERING & CONSTRUCTION - 0.0%
Granite Construction, Inc...........        700          12,906
Jacobs Engineering Group, Inc.*.....        600          19,500
                                                   ------------
                                                         32,406
ENTERTAINMENT - 0.7%
Seagram Company, Ltd................      1,400          62,912
Time Warner, Inc....................      4,100         296,994
Viacom, Inc. (Cl.B)*................      2,100         126,919
Walt Disney Company.................      6,542         191,354
                                                   ------------
                                                        678,179
EQUIPMENT - SEMICONDUCTORS - 0.2%
Applied Materials, Inc.*............      1,700         215,369
FINANCIAL - DIVERSE - 1.6%
American Express Company............      1,400         232,750
Associates First Capital Corporation      2,128          58,387
Berkshire Hathaway, Inc. (Cl. B)*...         42          76,860
Citigroup, Inc......................     11,570         642,858
Echelon International
   Corporation, Inc.*...............        200           4,600
Fannie Mae..........................      3,200         199,800
Freddie Mac.........................      2,600         122,363
Finova Group, Inc...................        700          24,850
Morgan Stanley, Dean Witter,
   Discover & Company...............      1,630         232,682
Wilmington Trust Corporation........        500          24,125
                                                   ------------
                                                      1,619,275
FOODS - 0.9%
BestFoods...........................        900          47,306
Campbell Soup Company...............      1,400          54,163
ConAgra, Inc........................      1,600          36,100
Dean Foods Company..................        400          15,900
Dole Foods, Inc.....................        800          13,000
Flowers Industries, Inc.............        800          12,750
General Mills, Inc..................      1,200          42,900
Heinz (H.J.) Company................      1,400          55,737
Hershey Foods Corporation...........        600          28,500
Hormel Foods Corporation............        800          32,500
IBP, Inc............................      1,200          21,600
Interstate Bakeries.................        800          14,500
Kellogg Company.....................      1,100          33,894
Lance, Inc..........................        900           9,000
McCormick & Company, Inc............      1,100          32,725
Ralston-Ralston Purina Company......      1,100          30,662
Sara Lee Corporation................      2,800          61,775
Smucker (J.M.) Company..............        400           7,800
Tyson Foods, Inc....................      2,000          32,500
Unilever N.V. ......................      3,785         206,046
Universal Foods Corporation.........      1,000          20,375
Wm. Wrigley, Jr. Company............        400          33,175
                                                   ------------
                                                        842,908
FOOTWEAR - 0.1%
Nike, Inc. (Cl. B)..................      1,100          54,519

GAMING & LOTTERY - 0.1%
International Game Technology.......      1,600          32,500
Mandalay Resort Group*..............      1,300          26,162
Mirage Resorts, Inc.*...............      1,600          24,500
                                                   ------------
                                                         83,162
GOLD & PRECIOUS METALS MINING - 0.1%
Barrick Gold Corporation............      2,400          42,450
Placer Dome, Inc....................      2,000          21,500
                                                   ------------
                                                         63,950
HARDWARE & TOOLS - 0.0%
Black & Decker Corporation..........        500          26,125
HEALTH CARE - DIVERSE - 1.5%
Abbott Laboratories.................      4,700         170,669
American Home Products
   Corporation......................      4,400         173,525
Apria Healthcare Group, Inc.*.......      2,000          35,875
Bristol-Myers Squibb Company........      6,700         430,056
Johnson & Johnson...................      4,300         400,438
Warner-Lambert Company..............      2,700         221,231
                                                   ------------
                                                      1,431,794

--------------------------------------------------------------------------------
                          73  See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (continued)              OF SHARES       VALUE
---------------------------------------------------------------
HEALTH CARE - MANAGED CARE - 0.1%
Aetna, Inc..........................        744     $    41,525
Foundation Health Systems, Inc.*....      1,700          16,894
Oxford Health Plans, Inc.*..........        300           3,806
Pacificare Health Systems, Inc.*....        500          26,500
Total Renal Care Holdings, Inc.*....        700           4,681
United Healthcare Corporation.......        700          37,187
                                                    -----------
                                                        130,593

HEALTH CARE - PHARMACEUTICALS - GENERIC - 0.0%
Mylan Laboratories, Inc.............      1,400          35,263

HEALTH CARE - PHARMACEUTICALS - MAJOR - 1.9%
Astrazeneca Group PLC - ADR.........      2,700         112,725
Forest Laboratories, Inc.*..........        900          55,294
Glaxo Wellcome PLC ADR..............      2,100         117,337
ICN Pharmaceuticals, Inc............        700          17,719
Eli Lilly & Company.................      3,600         239,400
Medimmune, Inc.*....................        600          99,525
Merck & Company, Inc................      8,200         549,913
Pharmacia & Upjohn, Inc.............      1,800          81,000
Pfizer, Inc.........................     14,000         454,125
Schering-Plough Corporation.........      4,300         181,406
                                                    -----------
                                                       1,908,444
HEALTH CARE - SPECIALIZED SERVICES - 0.0%
HEALTHSOUTH Corporation*............      3,200          17,200
Omnicare, Inc.......................      1,000          12,000
                                                    -----------
                                                         29,200
HOMEBUILDING - 0.0%
Clayton Homes, Inc..................      1,700          15,619

HOSPITAL MANAGEMENT - 0.2%
Columbia/HCA Healthcare Corporation.      3,000          87,937
Health Management Association, Inc.*      3,200          42,800
Lifepoint Hospitals, Inc.*..........        157           1,855
Quorum Health Group, Inc.*..........      1,000           9,312
Tenet Healthcare Corporation*.......      1,100          25,850
Triad Hospitals, Inc.*..............        157           2,375
                                                    -----------
                                                        170,129
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.3%
Koninklijke (Royal) Philips
   Electronics N.V..................      1,840         248,400

HOUSEHOLD PRODUCTS - 0.8%
Church & Dwight Company, Inc........        500          13,344
Clorox Company......................        700          35,263
Colgate-Palmolive Company...........      1,800         117,000
Dial Corporation, The...............      1,000          24,312
Fort James Corporation..............      1,100          30,112
Kimberly-Clark Corporation..........      1,900         123,975
Procter & Gamble Company............      4,200         460,163
                                                    -----------
                                                        804,169
HOUSEWARES - 0.0%
Fortune Brands, Inc.................        900          29,756
National Presto Industries..........        200           7,100
                                                    -----------
                                                         36,856
INSURANCE - BROKERS - 0.2%
Allmerica Financial Corporation.....        600          33,375
Ambac, Inc..........................        600          31,312
Marsh & McLennan Companies, Inc.....        900          86,119
Transatlantic Holdings, Inc.........        300          23,419
                                                    -----------
                                                        174,225
INSURANCE - LIFE & HEALTH - 0.2%
American General Corporation........        800          60,700
Conseco, Inc........................      1,049          18,751
Lincoln National Corporation........        700          28,000
ReliaStar Financial Corporation.....        800          31,350
Torchmark Corporation...............        800          23,250
UnumProvident Corporation...........      1,538          49,312
                                                    -----------
                                                        211,363
INSURANCE - MULTILINE - 0.7%
American International Group, Inc...      4,917         531,650
Cigna Corporation...................        700          56,394
Hartford Financial Services
   Group, Inc.......................        800          37,900
Loews Corporation...................        800          48,550
                                                    -----------
                                                        674,494
INSURANCE - PROPERTY & CASUALTY - 0.3%
Allstate Corporation................      2,400          57,600
American Financial Group, Inc.......        900          23,738
Chubb Corporation...................        600          33,787
HSB Group, Inc......................        400          13,525
MGIC Investment Corporation.........        600          36,113
Old Republic International
   Corporation......................      2,000          27,250
Progressive Corporation Ohio........        400          29,250
Selective Insurance Group...........        800          13,750
Unitrin, Inc........................        800          30,100
                                                    -----------
                                                        265,113
INVESTMENT BANK/BROKERAGE - 0.4%
Bear Stearns Companies, Inc.........        376          16,074
E*TRADE Group, Inc.*................      2,400          62,700
Edwards (A.G.), Inc.................        900          28,856
Merrill Lynch & Company, Inc........      1,100          91,850
Schwab (Charles) Corporation........      3,850         147,744
                                                    -----------
                                                        347,224
INVESTMENT MANAGEMENT - 0.0%
Franklin Resources, Inc.............        900          28,856

-------------------------------------------------------------------------------
                                       74   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (continued)              OF SHARES       VALUE
---------------------------------------------------------------
IRON & STEEL - 0.1%
Carpenter Technology Corporation....        600     $    16,463
Kennametal, Inc.....................        300          10,087
Nucor Corporation...................        900          49,331
                                                    -----------
                                                         75,881
LEISURE TIME PRODUCTS - 0.2%
Brunswick Corporation...............      1,000          22,250
Callaway Golf Company...............        600          10,612
Harley-Davidson, Inc................      1,600         102,500
Mattel, Inc.........................      1,400          18,375
Premier Parks, Inc.*................        800          23,100
                                                    -----------
                                                        176,837
LODGING - HOTELS - 0.1%
Carnival Corporation................      1,700          81,281
Marriott International, Inc.........      1,000          31,562
Starwood Hotels & Resorts
   Worldwide, Inc...................        367           8,625
                                                    -----------
                                                        121,468
MACHINERY - DIVERSE - 0.3%
AGCO Corporation....................        600           8,063
Caterpillar, Inc....................      1,000          47,062
Deere & Company.....................      1,100          47,713
Dover Corporation...................        900          40,837
Harsco Corporation..................        700          22,225
Ingersoll-Rand Company..............        700          38,544
Kaydon Corporation..................        600          16,087
Tecumseh Products Company...........        400          18,875
Trinity Industries, Inc.............        700          19,906
                                                    -----------
                                                        259,312
MANUFACTURING - DIVERSIFIED - 1.0%
Corning, Inc........................        800         103,150
Danaher Corporation.................        600          28,950
Eaton Corporation...................        700          50,838
Hillenbrand Industries, Inc.........        700          22,181
Honeywell International, Inc........      2,387         137,700
Illinois Tool Works, Inc............      1,200          81,075
Minnesota Mining & Manufacturing
   Company..........................      1,200         117,450
Textron, Inc........................        600          46,012
Thermo Electron Corporation*........      1,500          22,500
Tomkins PLC ADR.....................        248           3,643
Tyco International, Ltd.............      5,200         202,150
United Technologies Corporation.....      1,800         117,000
                                                    -----------
                                                        932,649
MANUFACTURING - SPECIALIZED - 0.1%
Cross (A.T.) Company*...............        400           1,800
Diebold, Inc........................        700          16,450
Federal Signal Corporation..........      1,000          16,062
Flowserve Corporation...............        800          13,600
GenCorp, Inc........................        800           7,900
Nordson Corporation.................        300          14,475
Pall Corporation....................      1,000          21,562
Sealed Air Corporation*.............        700          36,269
York International Corporation......        500          13,719
                                                    -----------
                                                        141,837
MEDICAL PRODUCTS & SUPPLIES - 0.5%
Baxter International, Inc...........        900          56,531
Beckman Coulter, Inc................        600          30,525
Becton, Dickinson & Company.........        800          21,400
Boston Scientific Corporation*......      1,500          32,813
Genzyme Surgical Products*..........        100             581
Guidant Corporation*................      1,000          47,000
Medtronic, Inc......................      3,500         127,531
Steris Corporation*.................      1,100          11,344
Stryker Corporation.................        900          62,662
Sybron International Corporation*...      1,000          24,688
Varian Medical Systems, Inc.*.......        500          14,906
Varian, Inc.*.......................        500          11,250
Varian Semiconductor Equipment
   Associates, Inc.*................        500          17,000
VISX, Inc.*.........................        600          31,050
                                                    -----------
                                                        489,281
METALS & MINING - 0.0%
Brush Wellman, Inc..................        600          10,088

NATURAL GAS - 0.3%
El Paso Energy Corporation..........        800          31,050
Enron Corporation...................      2,600         115,375
KeySpan Corporation.................      1,700          39,419
MCN Energy Group, Inc...............      1,000          23,750
National Fuel Gas Company...........        700          32,550
Washington Gas Light Company........        800          22,000
Williams Companies, Inc.............      1,800          55,012
                                                    -----------
                                                        319,156
OFFICE EQUIPMENT & SUPPLIES - 0.1%
Herman Miller, Inc..................      1,000          23,000
Pitney Bowes, Inc...................      1,000          48,313
Standard Register Company...........        700          13,562
Wallace Computer Services, Inc......        800          13,300
                                                    -----------
                                                         98,175

-------------------------------------------------------------------------------
                                       75   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (continued)              OF SHARES       VALUE
---------------------------------------------------------------
OIL - DOMESTIC - 0.2%
Amerada Hess Corporation............        500     $    28,375
Atlantic Richfield Company..........      1,000          86,500
Conoco, Inc. (Cl.B).................        734          18,258
Occidental Petroleum Corporation....      1,400          30,275
Phillips Petroleum Company..........      1,000          47,000
USX-Marathon Group..................      1,300          32,094
                                                    -----------
                                                        242,502
OIL - INTERNATIONAL - 2.4%
BP Amoco PLC ADR....................      2,800         166,075
Chevron Corporation.................      2,100         181,913
Exxon Mobil Corporation.............     10,460         842,684
Ranger Oil, Ltd.*...................      2,100           6,562
Repsol S.A. ADR.....................      1,200          27,900
Royal Dutch Petroleum
   Company NY.......................     13,500         815,906
Shell Transport & Trading
   Company ADR......................      3,700         182,225
Texaco, Inc.........................      1,800          97,763
Total Fina S.A. ADR.................      1,000          69,250
                                                    -----------
                                                      2,390,278
OIL & GAS - DRILLING & EQUIPMENT - 0.5%
BJ Services Company*................      3,400         142,163
Ensco International, Inc............      1,500          34,312
Global Marine, Inc.*................      2,300          38,237
Halliburton Company.................      1,700          68,425
Helmerich & Payne, Inc..............        400           8,725
Nabors Industries, Inc.*............      1,200          37,125
Noble Drilling Corporation*.........        900          29,475
Schlumberger Ltd....................      1,600          90,000
Smith International, Inc.*..........        500          24,844
Transocean Offshore, Inc............      1,110          37,407
Weatherford International, Inc.*....        600          23,962
                                                    -----------
                                                        534,675
OIL & GAS - EXPLORATION & PRODUCTION - 0.3%
Anadarko Petroleum Corporation......        600          20,475
Apache Corporation..................        500          18,469
Burlington Resources, Inc...........        900          29,756
Devon Energy Corporation............        800          26,300
ENI SA ADR..........................      1,300          71,663
Murphy Oil Corporation..............        600          34,425
Noble Affiliates, Inc...............        700          15,006
Union Pacific Resources Group, Inc..      1,238          15,785
Unocal Corporation..................        900          30,206
                                                    -----------
                                                        262,085
OIL & GAS - REFINING & MARKETING - 0.0%
Ultramar Diamond Shamrock Corporation     1,000          22,688
Valero Energy Corporation...........      1,000          19,875
                                                    -----------
                                                         42,563
PAPER & FOREST PRODUCTS - 0.3%
Bowater, Inc........................        600          32,588
Consolidated Papers, Inc............      1,200          38,175
Deltic Timber Corporation...........        100           2,187
Georgia-Pacific Corporation (GP Group)      800          40,600
Georgia-Pacific Corporation
   (Timber Group)...................      2,000          49,250
P.H. Glatfelter Company.............        700          10,194
International Paper Company.........      1,900         107,231
Rayonier, Inc.......................        400          19,325
Wausau-Mosinee Paper Company........      1,000          11,687
Weyerhaeuser Company................        400          28,725
                                                    -----------
                                                        339,962
PERSONAL CARE - 0.2%
Avon Products, Inc..................      1,000          33,000
Carter-Wallace, Inc.................      1,000          17,938
Gillette Company....................      3,100         127,681
Perrigo Company*....................      2,300          18,400
                                                    -----------
                                                        197,019
PHOTOGRAPHY/IMAGING - 0.1%
Eastman Kodak Company...............      1,000          66,250
Ikon Office Solutions, Inc..........      1,100           7,494
Xerox Corporation...................      2,800          63,525
                                                    -----------
                                                        137,269
POWER PRODUCERS - 0.1%
AES Corporation*....................        600          44,850
MidAmerican Energy Holdings
   Company*.........................        600          20,213
                                                    -----------
                                                         65,063
PUBLISHING - 0.1%
McGraw-Hill Companies, Inc..........        600          36,975
Readers Digest Association, Inc.....      1,100          32,175
                                                    -----------
                                                         69,150
PUBLISHING - NEWSPAPER - 0.2%
Gannett Company, Inc................        900          73,406
Tribune Company.....................      1,400          77,088
Washington Post Company (Cl.B)......        100          55,587
                                                    -----------
                                                        206,081
RAILROADS - 0.2%
Burlington Northern Santa Fe
   Corporation......................      1,800          43,650
CSX Corporation.....................        800          25,100
Kansas City Southern Industries, Inc.       500          37,313
Norfolk Southern Corporation........      1,000          20,500
Union Pacific Corporation...........      1,300          56,712
                                                    -----------
                                                        183,275

-------------------------------------------------------------------------------
                                       76   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------


                                         NUMBER        MARKET
COMMON STOCKS (continued)              OF SHARES       VALUE
---------------------------------------------------------------
RESTAURANTS - 0.4%
Brinker International, Inc.*........      2,000     $    48,000
CBRL Group, Inc.....................        700           6,792
Darden Restaurants, Inc.............      1,000          18,125
McDonald's Corporation..............      4,100         165,281
Outback Steakhouse, Inc.*...........      1,000          25,938
Starbucks Corporation*..............      2,000          48,500
Tricon Global Restaurants, Inc.*....        840          32,445
                                                    -----------
                                                        345,081
RETAIL - APPAREL - 0.3%
Abercrombie & Fitch Company*........      1,000          26,688
AnnTaylor Stores Corporation*.......        400          13,775
Benetton Group SpA ADR..............      2,080          94,510
GAP, Inc............................      2,812         129,352
TJX Companies, Inc..................      1,400          28,612
                                                    -----------
                                                        292,937
RETAIL - BUILDING SUPPLIES - 0.7%
Fastenal Company....................        600          26,962
Home Depot, Inc.....................      7,950         545,072
Lowe's Companies, Inc...............      1,300          77,675
                                                    -----------
                                                        649,709
RETAIL - COMPUTERS & ELECTRONICS - 0.1%
Circuit City Stores - Circuit City Group  1,400          63,088
CompUSA, Inc.*......................        900           4,612
Tandy Corporation...................        800          39,350
Tech Data Corporation*..............        500          13,563
                                                    -----------
                                                        120,613
RETAIL - DEPARTMENT STORES - 0.2%
Federated Department Stores, Inc.*..        900          45,506
Kohl's Corporation*.................        500          36,094
May Department Stores Company.......      1,350          43,538
Nordstrom, Inc......................      1,200          31,425
J.C. Penney Company, Inc............      1,000          19,937
Saks, Inc.*.........................      1,400          21,788
                                                    -----------
                                                        198,288
RETAIL - DISCOUNTERS - 0.1%
Dollar General Corporation..........        781          17,768
Family Dollar Stores, Inc...........      2,000          32,625
Land's End, Inc.*...................        800          27,800
Ross Stores, Inc....................      1,400          25,112
                                                    -----------
                                                        103,305
RETAIL - DRUG STORES - 0.2%
CVS Corporation.....................      1,400          55,913
Rite Aid Corporation................      1,500          16,781
Walgreen Company....................      3,200          93,600
                                                    -----------
                                                        166,294
RETAIL - FOOD CHAINS - 0.1%
Albertson's, Inc....................      1,293          41,699
Kroger Company*.....................      2,500          47,188
Safeway, Inc.*......................      1,600          56,900
                                                    -----------
                                                        145,787
RETAIL - GENERAL MERCHANDISE - 1.3%
BJ's Wholesale Club, Inc.*..........      1,100          40,150
Costco Wholesale Companies, Inc.*...        700          63,875
Dayton Hudson Corporation...........      1,800         132,188
Sears, Roebuck and Company..........      1,400          42,612
Wal-Mart Stores, Inc................     14,700       1,016,138
                                                    -----------
                                                      1,294,963
RETAIL - SPECIALTY - 0.2%
Barnes & Nobel, Inc.*...............        900          18,563
Payless Shoesource, Inc.*...........      1,044          49,068
School Specialty, Inc.*.............        100           1,512
Staples, Inc.*......................      1,650          34,238
Tiffany & Company...................      1,100          98,175
Toys "R" Us, Inc.*..................      1,600          22,900
U.S. Office Products Company*.......        100             312
                                                    -----------
                                                        224,768
SAVINGS & LOANS - 0.2%
Astoria Financial Corporation.......        900          27,394
Charter One Financial, Inc..........      1,700          32,512
Dime Bancorp, Inc...................      1,400          21,175
Golden West Financial
   Corporation......................      1,000          33,500
Greenpoint Financial Corporation....        800          19,050
Washington Mutual, Inc..............      2,100          54,600
                                                    -----------
                                                        188,231
SERVICES - ADVERTISING & MARKETING - 0.2%
Acnielson Corporation*..............        800          19,700
Interpublic Group of Companies, Inc.      1,000          57,688
Omnicom Group, Inc..................        800          80,000
                                                    -----------
                                                        157,388
Services - Commercial & Consumer - 0.4%
Aztec Technology Partners, Inc.*....        100             456
Cendant Corporation*................      2,191          58,198
Cintas Corporation..................      1,000          53,125
Convergys Corporation*..............      1,200          36,900
Dun & Bradstreet Corporation........        400          11,800
H & R Block, Inc....................        800          35,000
IMS Health, Inc.....................      1,200          32,625
Manpower, Inc.......................      1,000          37,625
Navigant International, Inc.*.......        100           1,169
Ogden Corporation...................        700           8,356
Olsten Corporation..................        500           5,656
Pittston Brink's Group..............        300           6,600
Robert Half International, Inc.*....      1,000          28,563
Service Corporation International...      1,700          11,794

-------------------------------------------------------------------------------
                                       77   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
COMMON STOCKS (continued)              OF SHARES       VALUE
---------------------------------------------------------------
Services - Commercial & Consumer (continued)
Sodexho Marriott Services...........         75     $       975
Sotheby's Holdings, Inc.............        900          27,000
Stewart Enterprises, Inc............      2,400          11,400
Tetra Tech, Inc.*...................        600           9,225
Viad Corporation....................      1,200          33,450
Workflow Management, Inc.*..........        100           2,863
                                                    -----------
                                                        412,780
SERVICES - COMPUTER SYSTEMS - 0.2%
Comdisco, Inc.......................      1,500          55,875
Electronic Data Systems
   Corporation......................      1,400          93,713
Keane, Inc.*........................        700          22,225
Micro Warehouse, Inc.*..............        700          12,950
NCR Corporation*....................        600          22,725
Policy Management
   Systems Corporation*.............        500          12,781
Sungard Data Systems, Inc.*.........        900          21,375
                                                    -----------
                                                        241,644
SERVICES - DATA PROCESSING - 0.4%
Automatic Data Processing, Inc......      2,700         145,463
Ceridian Corporation*...............      1,200          25,875
Concord EFS, Inc.*..................      1,700          43,775
DST Systems, Inc.*..................        200          15,262
Equifax, Inc........................        800          18,850
First Data Corporation..............      1,400          69,038
Fiserv, Inc.*.......................      1,200          45,975
Paychex, Inc........................        800          32,000
                                                    -----------
                                                        396,238
Specialty Printing - 0.0%
Banta Corporation...................        800          18,050
R.R. Donnelley & Sons Company.......      1,000          24,813
                                                    -----------
                                                         42,863
TELECOMMUNICATION - CELLULAR - 0.2%
Sprint Corporation ( PCS Group)*....      1,550         158,875

TELECOMMUNICATION - LONG DISTANCE - 2.1%
AT&T Corporation....................     10,759         546,019
British Telecom PLC ADR.............        700         166,600
Cable & Wireless HKT, Ltd...........        800          23,300
Deutsche Telekom AG ADR.............      2,700         191,700
France Telecom S.A. ADR.............      1,400         186,900
MCI WorldCom, Inc.*.................     10,923         579,602
Sprint Corporation (FON Group)......      2,700         181,744
Vodafone AirTouch PLC ADR...........      3,000         148,500
                                                    -----------
                                                      2,024,365
TELEPHONE - 2.2%
Alltel Corporation..................      1,500         124,031
Bell Atlantic Corporation...........      4,974         306,212
BellSouth Corporation...............      5,800         271,513
Broadwing, Inc......................      1,200          44,250
Cia de Telecomunicaciones
   de Chile S.A. ADR................      1,725          31,481
GTE Corporation.....................      3,200         225,800
SBC Communciations, Inc.............     12,012         585,585
Telecom New Zealand ADR.............        400          15,400
Telcomunicacoes Brasilerias S.A. ADR      1,000         128,500
Telefonica S.A. ADR*................      1,272         100,249
Telefonos de Mexico S.A. ADR........        700          78,750
Telephone & Data Systems, Inc.......        700          88,200
U.S. West, Inc......................      1,649         118,728
                                                    -----------
                                                      2,118,699
TEXTILES - APPAREL - 0.1%
Jones Apparel Group, Inc.*..........      1,400          37,975
Unifi, Inc.*........................      1,300          16,006
Warnaco Group, Inc..................        700           8,619
                                                    -----------
                                                         62,600
TEXTILES - HOME FURNISHINGS - 0.0%
Shaw Industries, Inc................      1,400          21,613
Springs Industries, Inc. ...........        300          11,981
Westpoint Stevens, Inc..............        600          10,500
                                                    -----------
                                                         44,094
TOBACCO - 0.2%
Gallaher Group PLC ADR..............        500           7,688
Philip Morris Companies, Inc........      7,700         178,544
R.J. Reynolds Tobacco Holdings, Inc.      1,100          19,387
                                                    -----------
                                                        205,619
TRUCKS & PARTS - 0.0%
Federal-Mogul Corporation...........        700          14,087

WASTE MANAGEMENT - 0.0%
Waste Management, Inc...............      2,312          39,737
                                                    -----------
    Total common stocks - 51.4%................      50,586,111

-------------------------------------------------------------------------------
                                       78   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------


U.S. GOVERNMENT &                      PRINCIPAL       MARKET
GOVERNMENT AGENCIES                     AMOUNT         VALUE
---------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 9.9%
Fannie Mae, 7.00% - 2022............   $595,000     $   592,531
Government National Mortgage Association,
   #67365, 11.50% - 2013............     21,181          23,420
   #353937, 6.00% - 2023............    218,614         205,449
   #410777, 7.00% - 2025............     82,365          80,152
   #780057, 7.50% - 2025............     45,661          45,352
   #2102, 8.00% - 2025..............     20,822          20,870
   #412429, 8.50% - 2025............     22,512          23,093
   #424476, 7.50% - 2026............    235,182         233,263
   #410891, 7.00% - 2026............    186,319         181,350
   #426384, 7.00% - 2026............    277,445         269,347
   #432891, 7.50% - 2026............     61,555          61,040
   #402684, 8.00% - 2026............     81,697          82,459
   #427029, 8.50% - 2026............    106,725         109,583
   #435589, 8.50% - 2026............     52,886          54,298
   #436062, 6.50% - 2028............    546,931         517,271
   #457815, 6.50% - 2028............    179,135         168,636
   #464835, 6.50% - 2028............    163,794         154,126
   #468260, 6.50% - 2028............    185,569         174,776
   #480423, 6.50% - 2028............    166,802         156,929
   #457971, 6.50% - 2029............    910,792         855,771
   #464553, 6.50% - 2029............    177,382         166,764
   #492673, 6.50% - 2029............    619,174         581,497
   #494262, 6.50% - 2029............    182,625         171,628
   #496338, 6.50% - 2029............  1,348,350       1,266,087
   #496341, 6.50% - 2029............    250,597         235,311
   #497229, 6.50% - 2029............    639,727         600,697
   #497237, 6.50% - 2029............    792,425         744,095
   #498528, 6.50% - 2029............    816,171         766,409
   #499145, 6.50% - 2029............    637,746         599,762
   #506284, 6.50% - 2029............    200,995         188,741
   #426735, 7.50% - 2029............    397,813         393,353
                                                   ------------
                                                      9,724,060

U.S. GOVERNMENT SECURITIES - 12.6%
U.S. Treasury Bonds,
   6.875% - 2025....................     35,000          35,633
   6.75% - 2026.....................  2,590,000       2,600,878
   6.625% - 2027....................    550,000         545,149
   5.50% - 2028.....................    260,000         221,767

U.S. Treasury Notes,
   5.625% - 2000....................  3,075,000       3,062,884
   6.25% - 2000.....................   $475,000         475,993
   5.625% - 2001....................   $700,000         694,652
   6.25% - 2002.....................   $380,000         379,738
   5.50% - 2003..................... $1,000,000         973,660
   6.50% - 2005.....................   $100,000         100,016
   5.625% - 2006....................   $100,000          95,667
   6.50% - 2006.....................   $175,000         174,487
   6.125% - 2007....................   $900,000         877,743
   6.25% - 2007..................... $1,000,000         984,090
   5.625% - 2008.................... $1,300,000       1,222,546
                                                   ------------
     Total U.S. government securities..........      12,444,903
                                                   ------------
     Total U.S. government & government
         agencies - 22.5%......................      22,168,963

MISCELLANEOUS ASSETS
ASSET-BACKED SECURITIES - 0.1%
Advanta Home Equity Loan Trust
   (Cl. A2), 5.95% - 2009...........    $90,814          86,612

FOREIGN CORPORATE BONDS
UNITED KINGDOM - 0.0%
BG Transco Holdings PLC,
   Floating Rate - 20092............     $1,000           1,621
BG Transco Holdings PLC,
   4.1875% - 20222..................     $1,000           1,608
BG Transco Holdings PLC,
   7.00% - 20242....................     $1,000           1,566
                                                   ------------
                                                          4,795

                                        NUMBER         MARKET
FOREIGN STOCKS                         OF SHARES       VALUE

AUSTRALIA - 0.3%
Australia & New Zealand Banking
   Group, Ltd.......................      7,600          55,111
Coles Myer, Ltd.....................      8,100          41,705
Rio Tinto, Ltd......................      2,100          44,966
Pacific Dunlop, Ltd.................     16,000          22,574
Publishing & Broadcasting...........      6,400          48,708
Santos, Ltd.........................      7,400          20,097
Westfield Trust.....................     10,000          19,567
                                                   ------------
                                                        252,728
BELGIUM - 0.1%
Cimentaries CBR Cementbedrijven.....        300          31,034
Electrabel S.A......................        150          48,867
KBC Bancassurance Holding NV........      1,000          53,629
                                                   ------------
                                                        133,530

-------------------------------------------------------------------------------
                                       79   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------


                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)             OF SHARES       VALUE
---------------------------------------------------------------
DENMARK - 0.0%
Danisco A/S.........................      1,000    $     38,791
FRANCE - 1.1%
Accor S.A...........................      2,000          96,170
Axa - UAP...........................      1,100         152,605
Carrefour S.A.......................        300          55,062
Eridania Beghin-Say S.A.............        200          21,411
L'Air Liquide.......................        236          39,317
Louis Vuitton Moet Hennessy.........        500         222,884
Pinault-Printemps-Redoute S.A.......        700         183,840
Societe Generale....................        708         163,941
Technip.............................        400          40,818
Total Fina S.A......................      1,007         133,748
                                                   ------------
                                                      1,109,796
GERMANY - 1.0%
Altana AG...........................        300          19,998
Axa Colonia Konzern AG..............      1,200         114,274
Bank of Berlin*.....................      2,000          33,079
BASF AG.............................      1,700          87,249
Bayer AG............................      2,000          94,426
DaimlerChrylser AG..................      1,100          84,903
Deutsche Bank AG....................      1,900         159,488
GEHE AG.............................      2,500          96,481
M.A.N. AG...........................      2,000          73,877
Siemens AG..........................        800         101,844
Takkt AG*...........................      2,500          16,289
Veba AG.............................      2,000          97,132
                                                   ------------
                                                        979,040
HONG KONG - 0.4%
Cheung Kong Holdings................     10,000         127,034
Hong Kong Electric Holdings, Ltd....      9,000          28,134
Hutchinson Whampoa, Ltd.............     14,000         203,512
                                                   ------------
                                                        358,680
ITALY - 0.5%
Banco Commerciale Italiana..........     13,000          70,369
Instituto Nazionale
   Delle Assicurazioni..............     29,200          76,980
Mediobanca SpA......................      7,500          76,157
Telecom Italia Mobile SpA...........     15,100         167,861
Telecom Italia SpA..................      9,555         134,091
                                                   ------------
                                                        525,458
JAPAN - 3.2%
Bridgestone Corporation.............      5,000         109,912
Canon, Inc..........................      4,000         158,663
Daiichi Pharmaceutical
   Company, Ltd.....................      6,000          77,905
Dai Nippon Printing Company, Ltd....      9,000         143,325
Jusco Company, Ltd..................      5,000          87,001
Kao Corporation.....................      6,000         170,876
Kuraray Company, Ltd................     10,000         101,119
Marui Company, Ltd..................      9,000         134,180
Matsushita Electric Works...........      5,000          49,338
Mitsubishi Electric Corporation.....      9,000          58,033
Mitsubishi Heavy Industries, Ltd....     32,000         106,609
Mitsui & Company, Ltd...............     20,000         139,710
Nippon Telegraph & Telephone
   Corporation......................         13         222,266
Nippon Express Company, Ltd.........     23,000         126,960
Omron Corporation...................      5,000         115,041
Ricoh Corporation, Ltd..............      6,000         112,901
Sharp Corporation...................      2,000          51,097
Sony Corporation....................      1,000         296,029
Sumitomo Bank, Ltd..................      8,000         109,345
Sumitomo Chemical Company, Ltd......     33,000         154,756
Sumitomo Marine & Fire..............     20,000         123,101
Takeda Chemical Industries..........      3,000         148,014
Terumu Corporation..................      6,000         160,031
Tokyo Electric Power Company........      6,000         160,617
                                                   ------------
                                                      3,116,829
MALAYSIA - 0.0%
Malayan Cement Berhad...............      7,500           2,191

MEXICO - 0.1%
Carso Global Telecom*...............      2,300          21,593
Cemex S.A. - CPO....................      4,000          22,363
Kimberly - Clark de Mexico S.A. DE CV    12,500          48,787
                                                   ------------
                                                         92,743
NETHERLANDS - 0.6%
ABN AMRO Holding N.V................      7,600         188,932
CSM N.V.............................      1,200          25,501
Ing Groep N.V.......................      3,600         216,302
Oce N.V.............................      1,200          20,184
Wolters Kluwer N.V..................      3,000         101,042
                                                   ------------
                                                        551,961
NEW ZEALAND - 0.0%
Lion Nathan, Ltd....................     10,000          23,207

-------------------------------------------------------------------------------
                                       80   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES N (MANAGED ASSET ALLOCATION)(CONTINUED)
----------------------------------------------

                                         NUMBER        MARKET
FOREIGN STOCKS (CONTINUED)             OF SHARES       VALUE
---------------------------------------------------------------
SINGAPORE - 0.4%
City Developments, Ltd..............      2,000   $      11,705
Cycle & Carriage, Ltd...............      3,000           9,274
DBS Holdings Group, Ltd.............      4,652          76,230
DBS Land, Ltd.......................      8,000          15,750
Oversea - Chinese Banking
   Corporation, Ltd.................      6,300          57,857
Singapore Airlines, Ltd.............      6,000          68,067
Singapore Land, Ltd.................      6,000          15,774
Singapore Press Holdings, Ltd.......      3,000          65,006
Singapore Telecommunications, Ltd...     26,000          53,686
                                                   ------------
                                                        373,349
SWEDEN - 0.1%
Astrazeneca Group PLC...............      1,614          68,013

SWITZERLAND - 1.0%
ABB, Ltd.*..........................      1,102         134,075
Holderbank Financiere Glarus AG.....         61          83,076
Nestle S.A..........................        109         198,634
Novartis AG.........................        136         198,643
Schweizerische Rueckversicherungs-
   Gesellschaft.....................         60         122,609
Sig Schweiz Industrie - Reg.........        120          71,219
UBS AG..............................        656         176,223
                                                   ------------
                                                        984,479
UNITED KINGDOM - 2.2%
Abbey National PLC..................      5,800          92,263
Allied Zurich PLC...................     10,300         121,848
Associated British Foods PLC........      8,000          43,935
BAA PLC.............................     12,000          82,874
Bank of Scotland....................      7,400          85,335
Barclays PLC........................      6,200         178,467
BASS PLC............................      7,800          96,610
BG Group PLC........................      8,889          56,839
Blue Circle Industries PLC..........     13,045          74,480
Cadbury Schweppes PLC...............     18,400         107,797
GKN PLC.............................      8,400         136,060
HSBC Holdings PLC...................     12,159         168,335
Lonrho Africa PLC...................      2,500           1,249
Pearson PLC.........................      6,000         194,178
Powergen PLC........................      5,000          35,558
Royal & Sun Alliance
   Insurance Group..................     13,636         101,644
Railtrack Group PLC.................      5,000          81,794
Rolls-Royce PLC.....................     22,800          78,454
Slough Estates PLC..................     10,600          60,392
Smith & Nephew PLC..................     23,100          78,183
Tesco PLC...........................     40,700         123,813
Tomkins PLC.........................     21,100          68,354
United Utilities PLC................     10,400         107,526
                                                   ------------
                                                      2,175,988
                                                   ------------
   Total foreign stocks - 11.0%................      10,786,783

                                      PRINCIPAL
                                      AMOUNT OR
                                        NUMBER        MARKET
SHORT TERM INVESTMENTS                OF SHARES       VALUE
---------------------------------------------------------------
Vista Treasury Institutional Money
   Market Fund - 0.0%                  27,595            27,595

COMMERCIAL PAPER

FINANCIAL SERVICES - 3.2%
Alpine Securitization Corporation,
   6.40% - 1-13-00.................. $1,000,000         997,866
General Electric Capital,
   6.10% - 1-26-00.................. $1,000,000         995,764
Stanford, 6.75% - 1-13-00...........   $905,000         902,964
Tulip Funding Corporation,
   6.90% - 1-21-00..................   $292,000         290,881
                                                   ------------
                                                      3,187,475
INDUSTRIAL SERVICES - 0.6%
Merck & Company, Inc.
   4.25% - 1-6-00...................   $562,000         561,688
                                                   ------------
   Total commercial paper - 3.8%...............       3,749,163
                                                   ------------
   Total investments - 99.7%...................      98,184,549
   Cash & other assets, less liabilites - 0.3%.         302,846
                                                   ------------
   Total net assets - 100.0%...................     $98,487,395
                                                   ============

----------------------------------------------
SERIES O (EQUITY INCOME)
----------------------------------------------
                                         NUMBER        MARKET
COMMON STOCKS                          OF SHARES       VALUE

AEROSPACE/DEFENSE - 1.6%
Boeing Company......................     32,900      $1,367,406
Lockheed Martin Corporation.........     87,100       1,905,313
                                                    -----------
                                                      3,272,719
ALUMINUM - 0.6%
Reynolds Metals Company.............     16,600       1,271,975

AMERICAN GOLD - 0.5%
Newmont Mining Corporation..........     43,400       1,063,300

AUTO PARTS & EQUIPMENT - 1.5%
Dana Corporation....................     20,000         598,750
Genuine Parts Company...............     55,600       1,379,575
TRW, Inc............................     19,900       1,033,556
                                                   ------------
                                                      3,011,881
AUTOMOBILES - 0.4%
General Motors Corporation..........     12,700         923,131

-------------------------------------------------------------------------------
                                       81   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES O (EQUITY INCOME)(CONTINUED)
----------------------------------------------


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)              OF SHARES       VALUE
---------------------------------------------------------------
BANKS - MAJOR REGIONAL - 6.0%
Bank One Corporation................     45,467    $  1,457,786
Firstar Corporation.................     33,700         711,912
FleetBoston Financial Corporation...     70,220       2,444,534
KeyCorp.............................     22,200         491,175
Mellon Financial Corporation........    107,800       3,671,938
Mercantile Bankshares Corporation...     38,600       1,232,787
National City Corporation...........     37,600         890,650
Wells Fargo Company.................     37,000       1,496,187
                                                   ------------
                                                     12,396,969
BANKS - MONEY CENTER - 1.9%
Bank of America Corporation.........     23,300       1,169,369
Chase Manhattan Corporation.........      8,316         646,049
J.P. Morgan & Company, Inc..........     16,600       2,101,975
                                                   ------------
                                                      3,917,393
BEVERAGES - ALCOHOLIC - 1.7%
Anheuser-Busch Companies, Inc.......     30,000       2,126,250
Brown-Forman Corporation (CI. B)....     25,700       1,471,325
                                                   ------------
                                                      3,597,575
BUILDING MATERIALS - 0.5%
Armstrong World Industries, Inc.....     29,300         977,888

CHEMICALS - BASIC - 2.7%
Dow Chemical Company................     15,000       2,004,375
E.I. du Pont de Nemours & Company...     38,500       2,536,187
Imperial Chemical Industries PLC ADR     24,800       1,055,550
                                                   ------------
                                                      5,596,112
CHEMICALS - DIVERSIFIED - 0.7%
PPG Industries, Inc.................     23,700       1,482,731

CHEMICALS - SPECIALTY - 2.7%
CK Witco Corporation................     41,426         554,073
Great Lakes Chemical Corporation....     35,700       1,363,294
Hercules, Inc.......................     60,300       1,680,862
International Flavors &
   Fragrances, Inc..................     55,100       2,080,025
                                                   ------------
                                                      5,678,254
COMPUTER HARDWARE - 1.4%
Compaq Computer Corporation.........     33,200         898,475
Hewlett-Packard Company.............     16,700       1,902,756
                                                   ------------
                                                      2,801,231
ELECTRIC COMPANIES - 4.7%
DQE, Inc............................     31,600       1,094,150
Duke Energy Corporation.............     31,200       1,563,900
Entergy Corporation.................     27,800         715,850
FirstEnergy Corporation.............     51,157       1,160,624
Niagara Mohawk Holdings, Inc.*......     31,800         443,212
Reliant Energy, Inc.................     33,500         766,313
ScottishPower PLC ADR...............     28,768         805,504
Southern Company....................     57,300       1,346,550
Teco Energy, Inc....................     31,900         592,144
Unicom Corporation..................     38,700       1,296,450
                                                   ------------
                                                      9,784,697
ELECTRICAL EQUIPMENT - 1.0%
Cooper Industries, Inc..............     26,388       1,067,065
Hubbell, Inc. (Cl. B)...............     34,800         948,300
                                                   ------------
                                                      2,015,365
ENTERTAINMENT - 1.2%
Walt Disney Company.................     82,800       2,421,900

FINANCIAL - DIVERSE - 2.6%
Citigroup, Inc......................     53,650       2,980,928
Fannie Mae..........................     38,200       2,385,113
                                                   ------------
                                                      5,366,041
FOODS - 5.7%
Campbell Soup Company...............     33,000       1,276,688
General Mills, Inc..................     78,800       2,817,100
Heinz (H.J.) Company................     50,350       2,004,559
Hershey Foods Corporation...........     37,200       1,767,000
Kellogg Company.....................     31,400         967,512
McCormick & Company, Inc............     47,300       1,407,175
Quaker Oats Company.................     23,200       1,522,500
                                                   ------------
                                                     11,762,534
HARDWARE & TOOLS - 0.7%
Stanley Works.......................     48,200       1,452,025

HEALTH CARE - DIVERSE - 2.2%
Abbott Laboratories.................     37,300       1,354,456
American Home Products Corporation..     80,600       3,178,663
                                                   ------------
                                                      4,533,119
HEALTH CARE - PHARMACEUTICALS - MAJOR - 1.7%
Merck & Company, Inc................     16,000       1,073,000
Pharmacia & Upjohn, Inc.............     53,995       2,429,775
                                                   ------------
                                                      3,502,775
HOUSEHOLD FURNISHINGS & APPLIANCES - 0.5%
Whirlpool Corporation...............     16,600       1,080,037
HOUSEHOLD PRODUCTS - 2.3%
Fort James Corporation..............     67,000       1,834,125
Kimberly-Clark Corporation..........     44,300       2,890,575
                                                    -----------
                                                      4,724,700
HOUSEWARES - 0.8%
Fortune Brands, Inc.................     28,900         955,506
Tupperware Corporation..............     35,800         606,363
                                                    -----------
                                                      1,561,869
INSURANCE - LIFE & HEALTH - 2.5%
American General Corporation........     32,200       2,443,175
Lincoln National Corporation........     28,600       1,144,000
UnumProvident Corporation...........     48,700       1,561,444
                                                   ------------
                                                      5,148,619

-------------------------------------------------------------------------------
                                       82   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES O (EQUITY INCOME)(CONTINUED)
----------------------------------------------


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)              OF SHARES       VALUE
---------------------------------------------------------------
INSURANCE - PROPERTY & CASUALTY - 2.5%
Chubb Corporation...................     24,800    $  1,396,550
Safeco Corporation..................     41,400       1,029,825
St. Paul Companies, Inc.............     63,404       2,135,922
XL Capital, Ltd. (Cl. A)............     13,500         700,313
                                                   ------------
                                                      5,262,610
LEISURE TIME PRODUCTS - 0.4%
Hasbro, Inc.........................     47,800         911,188

LODGING - HOTELS - 1.1%
Hilton Hotels Corporation...........     80,700         776,737
Starwood Hotels & Resorts...........     64,049       1,505,152
                                                   ------------
                                                      2,281,889
MANUFACTURING - DIVERSIFIED - 1.5%
Honeywell International, Inc........     10,437         602,084
Minnesota Mining &
   Manufacturing Company............     24,900       2,437,088
                                                   ------------
                                                      3,039,172
MANUFACTURING - SPECIALIZED - 0.7%
Pall Corporation....................     70,400       1,518,000

MEDICAL PRODUCTS & SUPPLIES - 0.2%
Becton, Dickinson & Company.........     16,600         444,050

METALS & MINING - 1.0%
Inco, Ltd.*.........................     33,300         782,550
Phelps Dodge Corporation............     18,900       1,268,662
                                                   ------------
                                                      2,051,212
OIL - DOMESTIC - 3.7%
Amerada Hess Corporation............     37,500       2,128,125
Atlantic Richfield Company..........     41,100       3,555,150
Phillips Petroleum Company..........     17,800         836,600
USX-Marathon Group..................     41,900       1,034,406
                                                  -------------
                                                      7,554,281
OIL - INTERNATIONAL - 8.7%
BP Amoco PLC ADR....................     59,080       3,504,183
Chevron Corporation.................     32,100       2,780,662
Exxon Mobil Corporation.............     85,584       6,894,861
Royal Dutch Petroleum
   Company NY.......................     39,900       2,411,456
Texaco, Inc.........................     43,600       2,368,025
                                                  -------------
                                                     17,959,187
OIL & GAS - DRILLING & EQUIPMENT - 0.9%
Baker Hughes, Inc...................     91,500       1,927,219

OIL & GAS - EXPLORATION & PRODUCTION - 1.0%
Unocal Corporation..................     62,300       2,090,944

PAPER & FOREST PRODUCTS - 2.4%
Consolidated Papers, Inc............     41,600       1,323,400
International Paper Company.........     65,720       3,709,073
                                                   ------------
                                                      5,032,473
PHOTOGRAPHY/IMAGING - 1.7%
Eastman Kodak Company...............     33,100       2,192,875
Xerox Corporation...................     62,400       1,415,700
                                                   ------------
                                                      3,608,575
PUBLISHING - 0.4%
Readers' Digest Association, Inc....     31,500         921,375

PUBLISHING - NEWSPAPER - 1.8%
Dow Jones & Company, Inc............     20,000       1,360,000
Knight-Ridder, Inc..................     37,900       2,255,050
                                                   ------------
                                                      3,615,050
RAILROADS - 2.2%
Burlington Northern Santa Fe
   Corporation......................     20,600         499,550
GATX Corporation....................     11,600         391,500
Norfolk Southern Corporation........     84,400       1,730,200
Union Pacific Corporation...........     44,700       1,950,038
                                                   ------------
                                                      4,571,288
REAL ESTATE INVESTMENT TRUSTS - 1.4%
Rouse Company.......................     41,300         877,625
Simon Property Group, Inc...........     60,636       1,390,838
Vornado Realty Trust................     16,600         539,500
                                                   ------------
                                                      2,807,963
RETAIL - DEPARTMENT STORES - 0.8%
J.C. Penney Company, Inc............     29,700         592,144
May Department Stores Company.......     31,050       1,001,362
                                                   ------------
                                                      1,593,506
RETAIL - DRUG STORES - 0.3%
Rite Aid Corporation................     49,700         556,019

RETAIL - SPECIALTY - 0.6%
Toys "R" Us, Inc.*..................     82,700       1,183,644

SERVICES - COMMERCIAL & CONSUMER - 1.2%
Dun & Bradstreet Corporation........     44,200       1,303,900
H & R Block, Inc....................     28,700       1,255,625
                                                   ------------
                                                      2,559,525
SPECIALTY PRINTING - 0.5%
R.R. Donnelley & Sons Company.......     38,200         947,837

TELECOMMUNICATIONS - LONG DISTANCE - 1.8%
AT&T Corporation....................     19,150         971,862
BCE, Inc............................     30,100       2,714,644
                                                   ------------
                                                      3,686,506
TELEPHONE - 7.7%
Alltel Corporation..................     36,500       3,018,094
Bell Atlantic Corporation...........     40,800       2,511,750
Bellsouth Corporation...............     16,700         781,769
GTE Corporation.....................     47,500       3,351,718
SBC Communications, Inc.............     80,452       3,922,035
U.S. West, Inc......................     33,300       2,397,600
                                                   ------------
                                                     15,982,966

-------------------------------------------------------------------------------
                                       83   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

----------------------------------------------
SERIES O (EQUITY INCOME)(CONTINUED)
----------------------------------------------

                                       PRINCIPAL
                                       AMOUNT OR
                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)              OF SHARES       VALUE
---------------------------------------------------------------
TOBACCO - 1.5%
Philip Morris Companies, Inc........     64,700       1,500,231
UST, Inc............................     66,000       1,662,375
                                                   ------------
                                                      3,162,606
WASTE MANAGEMENT - 0.6%
Waste Management, Inc...............     75,222       1,292,878
                                                   ------------
   Total common stocks - 94.7%.................     195,906,803

FOREIGN STOCKS

NETHERLANDS - 0.6%
Unilever NV - CVA...................     23,200       1,275,342
UNITED KINGDOM - 0.4%
Smith & Nephew PLC..................    243,800         825,158
                                                   ------------
   Total foreign stocks - 1.0%.................       2,100,500

TEMPORARY CASH INVESTMENTS
Vista Treasury Institutional
   Money Market Fund - 0.5%.........  1,003,501        1,003,501

COMMERCIAL PAPER

FINANCIAL SERVICES - 4.2%
FCAR Owner Trust, 6.38% - 1-12-00... $5,810,000       5,798,625
Preferred Receiving Funding,
   6.45% - 1-21-00.................. $1,000,000         996,417
Leland Stanford Jr. University,
   6.75% - 1-13-00.................. $2,000,000       1,995,500
                                                   ------------
                                                      8,790,542
INDUSTRIAL SERVICES - 0.8%
Merck & Company, Inc.,
   4.25% - 1-6-00................... $1,650,000       1,649,026
                                                   ------------
   Total commercial paper - 5.0%...............      10,439,568
                                                   ------------
   Total investments - 101.2%..................     209,450,372
   Liabilities, less cash and other assets - (1.2)%  (2,428,627)
                                                   ------------
   Total net assets - 100.0%...................    $207,021,745
                                                   ============

----------------------------------------------
SERIES P (HIGH YIELD)
----------------------------------------------

                                       PRINCIPAL
                                       AMOUNT OR
                                        NUMBER         MARKET
CORPORATE BONDS                        OF SHARES       VALUE
---------------------------------------------------------------
AEROSPACE/DEFENSE - 0.5%
Burke Industries, Inc.,
   10.0% - 2007.....................    200,000          95,500

AUTOMOTIVE - 5.2%
Federal-Mogul Corporation,
   7.50% - 2009.....................    $75,000          67,781
   7.875% - 2010....................   $200,000         182,750
Hayes Lemmerz International, Inc.,
   8.25% - 2008.....................   $250,000         229,375
Lear Corporation, 7.96% - 2005......   $250,000         239,688
Mark IV Industries, Inc.,
   7.75% - 2006.....................   $200,000         192,000
   7.50% - 2007.....................   $100,000          90,750
                                                   ------------
                                                      1,002,344
BANKING - 2.5%
BF SAUL REIT, 9.75% - 2008..........   $175,000         165,156
FCB/NC Capital Trust, 8.05% - 2028..    $75,000          66,750
Golden State Holdings, Inc.,
   7.125% - 2005....................   $200,000         181,250
Homeside, Inc., 11.25% - 2003.......    $50,000          57,125
                                                   ------------
                                                        470,281
BEVERAGES - 1.3%
Canadaigua Brands, 8.625% - 2006....   $200,000         199,000
Delta Beverage Group,
   9.75% - 2003.....................    $50,000          49,375
                                                   ------------
                                                        248,375
BROKERAGE - 0.5%
SI Financing Trust, Inc., 9.5% - 20264    3,500          89,250
BUILDING MATERIALS - 2.7%
American Plumbing &
   Mechanical, Inc., 11.625% - 2008.   $300,000         284,250
Knoll, Inc., 10.875% - 2006.........    $63,000          63,315
Nortek, Inc., 8.875% - 2008.........   $175,000         166,250
                                                   ------------
                                                        513,815
CAPITAL GOODS - OTHER - 0.3%
Iron Mountain, Inc., 10.125% - 2006.    $50,000          51,125

CONSTRUCTION MACHINERY - 4.4%
AGCO Corporation, 8.50% - 2006......   $200,000         186,250
Columbus McKinnon Corporation,
   8.50% - 2008.....................   $175,000         150,937
Navistar International, 8.00% - 2008   $175,000         168,000
SEQUA Corporation, 9.0% - 2009......   $200,000         194,250
Titan Wheel International, Inc.,
   8.75% - 2007.....................   $175,000         147,219
                                                   ------------
                                                        846,656
CONSUMER CYCLICAL - OTHER - 0.5%
American ECO Corporation,
   9.625% - 2008....................   $200,000         103,500

CONSUMER PRODUCTS - 1.2%
Chattem, Inc., 8.875% - 2008........   $250,000         235,000

-------------------------------------------------------------------------------
                                       84   See accompanying notes.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1999

--------------------------------
SERIES P (HIGH YIELD)(CONTINUED)
--------------------------------


                                       PRINCIPAL       MARKET
CORPORATE BONDS (CONTINUED)             AMOUNT         VALUE
---------------------------------------------------------------
ELECTRIC UTILITY - 2.8%
AES Corporation, 10.25% - 2006......   $100,000      $  101,000
Calpine Corporation-Utility-Electric,
   8.75% - 2007.....................    175,000         175,656
East Coast Power, LLC,
   6.737% - 2008....................    141,861         133,172
   7.066% - 2012....................    150,000         133,313
                                                   ------------
                                                        543,141
ENERGY - INDEPENDENT - 0.6%
COHO Energy, Inc.,
   8.875% - 2007*...................    100,000          54,750
Seagull Energy Corporation,
   8.625% - 2005....................     50,000          50,063
                                                   ------------
                                                        104,813
ENERGY - OTHER - 0.6%
P&L Coal Holdings Corporation,
   8.875% - 2008....................    125,000         122,188

ENERGY - REFINING - 1.0%
Crown Central Petroleum,
   10.875% - 2005...................    125,000          98,437
Giant Industries, Inc., 9.0% - 2007.    100,000          92,000
                                                   ------------
                                                        190,437
ENTERTAINMENT - 0.9%
Premier Parks, 9.75% - 2007.........    175,000         178,938

FINANCIAL COMPANIES - 0.9%
CB Richard Ellis Service,
   8.875% - 2006....................    125,000         112,812
Dollar Financial Group, Inc.,
  10.875% - 2006....................     50,000          50,250
                                                   ------------
                                                        163,062
FOOD - 1.4%
Chiquita Brands International, Inc.,
  10.25% - 2006.....................     25,000          18,062
Nash Finch Company,
   8.50% - 2008.....................    300,000         248,250
                                                   ------------
                                                        266,312
GAMING - 8.0%
Boyd Gaming Corporation,
   9.50% - 2007.....................    225,000         223,313
Circus Circus Enterprise,
   6.75% - 2003.....................    150,000         135,938
   9.25% - 2005.....................    125,000         126,875
Harrahs Operating, Inc.
   7.875% - 2005....................    250,000         240,625
Hollywood Park, Inc.,
   9.25% - 2007.....................    150,000         148,500
Isle of Capri Casinos, 8.75% - 2009.    150,000         138,375
MGM Grand, Inc., 6.95% - 2005.......    125,000         115,156
Mirage Resorts, Inc., 6.625% - 2005.    150,000         137,625
Park Place Entertainment,
   7.875% - 2005....................    275,000         263,313
                                                   ------------
                                                      1,529,720
HEALTHCARE - 2.9%
Genesis Health Ventures, Inc.,
   9.875% - 2009....................   $150,000          61,125
Multicare Companies, Inc.,
    9.0% - 2007.....................    150,000          40,125
Packard Bioscience Company,
   9.375% - 2007....................     75,000          65,250
Prime Medical Services,
   8.75% - 2008.....................    100,000          92,000
Rural/Metro, 7.875% - 2008..........    150,000         117,750
Tenet Healthcare Corporation,
  8.125% - 2008.....................    175,000         163,406
                                                   ------------
                                                        539,656
HOME CONSTRUCTION - 5.0%
D.R. Horton, Inc., 8.375% - 2004....    200,000         195,500
MDC Holdings, Inc., 8.375% - 2008...    100,000          91,125
NVR, Inc., 8.0% - 2005..............    225,000         209,531
Oakwood Homes Corporation,
   8.125% - 2009....................    275,000         141,625
Standard Pacific Corporation,
   8.5% - 2009......................    225,000         208,125
Toll Corporation, 7.75% - 2007......    125,000         117,188
                                                   ------------
                                                        963,094
INSURANCE - 0.4%
GENAMERICA Capital, Inc.,
   8.525% - 2027....................    100,000          81,500

LODGING - 3.8%
HMH Properties,
   7.875% - 2008....................    225,000         200,812
   8.45% - 2008.....................     50,000          46,375
Prime Hospitality, 9.25% - 2006.....    200,000         199,500
Vail Resorts, Inc., 8.75% - 2009....    300,000         280,500
                                                   ------------
                                                        727,187
MEDIA - CABLE - 3.7%
Adelphia Communications,
   9.50% - 2004.....................     21,694          21,314
   8.375% - 2008....................    100,000          93,000
Century Communications,
   9.50% -2005......................    125,000         125,938
   8.375% - 2007....................     75,000          71,062
Diamond Holdings, 9.125% - 2008.....    150,000         148,875
Jones Intercable, Inc.,
   7.625% -2008.....................    200,000         198,500
Rogers Cablesystems, 9.625% - 2002..     50,000          51,875
                                                   ------------
                                                        710,564

-------------------------------------------------------------------------------
                                       85   See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999


SERIES P (HIGH YIELD)(CONTINUED)

                                       PRINCIPAL
                                       AMOUNT OR
                                         NUMBER         MARKET
CORPORATE BONDS(CONTINUED)             OF SHARES         VALUE
---------------------------------------------------------------
MEDIA - NON-CABLE - 4.7%
Allbritton Communications,
   9.75% - 2007.....................   $100,000        $101,000
Emmis Communications,
   8.125% - 2009....................    250,000         241,250
Golden Books Publishing, Inc.,
   7.65% - 20025....................     50,000          21,250
Heritage Media Corporation,
   8.75% - 2006.....................     50,000          50,938
Hollinger International
   Publishing, Inc.,
   8.625% - 2005....................    300,000         297,000
K-III Communications Corporation,
   10.25% - 2004....................     20,000          19,775
USA Networks, 6.75% - 2005..........    175,000         166,906
                                                   ------------
                                                        898,119
METALS - 4.2%
AK Steel Corporation,
   7.875% - 2009....................    150,000         142,500
Bulong Operations, 12.50% - 2008....    175,000         143,063
California Steel Industries,
   8.50% - 2009.....................    300,000         290,250
Simcala, Inc., 9.625% - 2006........    100,000          57,750
Wheeling Pittsburgh Corporation,
   9.25% - 2007.....................    100,000          93,750
WHX Corporation, 10.50% - 2005......     75,000          73,313
                                                   ------------
                                                        800,626
OIL FIELD SERVICES - 1.1%
Pioneer Natural, 6.50% - 2008.......    250,000         211,875
PACKAGING & CONTAINERS - 2.4%
Ball Corporation, 7.75% - 2006......    150,000         146,625
Huntsman Packaging Corporation,
   9.125% - 2007....................    125,000         120,937
Indesco International, Inc.,
   9.75% - 2008.....................    175,000          78,312
Packaged Ice, Inc., 9.75% - 2005....    125,000         114,063
                                                   ------------
                                                        459,937
PAPER - 1.3%
DOMTAR Inc., 8.75% - 2006...........    250,000         257,812
RETAILERS - 4.2%
Ames Department Stores, 10.0% - 2006    300,000         296,250
Musicland Group, 9.0% - 2003........    300,000         290,250
Zale Corporation, 8.50% - 2007......    225,000         223,031
                                                   ------------
                                                        809,531
SERVICES - 1.7%
Loewen Group, Inc. - Pats,
   6.70% - 1999*....................     75,000          39,375
Protection One Alarm, 7.375% - 2005.    250,000         198,750
UNISYS Corporation, 7.875% - 2008...     75,000          72,187
                                                   ------------
                                                        310,312


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
TECHNOLOGY - 1.5% AMKOR Technologies, Inc.,
   9.25% - 2006.....................   $300,000         294,000

TELECOMMUNICATIONS - 12.0%
ALESTRA SA, 12.625% - 2009..........   $300,000         301,125
Call-Net Enterprise, Inc.,
   9.375% - 2009....................   $150,000         124,125
Loral Space & Communications,
   9.5% - 2006......................   $300,000         270,000
Mastec, Inc., 7.75% - 2008..........   $300,000         291,750
Mcleodusa, Inc., 8.375% - 2008......   $175,000         164,719
MJD Communications, Inc.,
   9.50% - 2008.....................   $175,000         161,219
Pac-West Telecom, Inc,
   13.5% - 2009.....................   $300,000         311,250
RCN Corporation, 10.00% - 2007......   $275,000         273,625
Satelites Mexicanos, Inc.,
   10.125% - 2004...................   $125,000          85,000
Williams Communication,
   10.875% - 2009...................   $300,000         314,250
                                                   ------------
                                                      2,297,063
TEXTILES - 0.5%
Westpoint Stevens, 7.875% - 2008....   $100,000          89,750

TOBACCO - 0.2%
Dimon, Inc., 8.875% - 2006..........    $25,000          22,313
Standard Commercial Tobacco
   Corporation, 8.875% - 2005.......    $25,000          20,312
                                                   ------------
                                                         42,625
TRANSPORTATION - OTHER - 1.6%
Allied Holdings, Inc., 8.625% - 2007   $100,000          88,750
Pegasus Aviation Lease Securitization,
   5.878% - 2029....................   $300,000         159,468
Teekay Shipping Corporation,
   8.32% - 2008                         $65,000          58,338
                                                   ------------
                                                        306,556
                                                   ------------
   Total corporate bonds - 86.5%...............      16,554,664

PREFERRED STOCKS
BANKS & CREDIT - 0.1%
California Federal Bank, 9.125%.....      1,000          22,562
BROADCAST MEDIA - 1.0%
CSC Holdings, Inc., 11.125%.........        972         105,496
PRIMEDIA, INC., 10.0%...............        800          82,000
                                                   ------------
                                                        187,496
                                                   ------------
   Total preferred stocks - 1.1%...............         210,058


-------------------------------------------------------------------------------
                           86 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES P (HIGH YIELD)(CONTINUED)

                                         NUMBER          MARKET
COMMON STOCKS                           OF SHARES         VALUE
---------------------------------------------------------------
BROADCAST MEDIA - 0.3%
Infinity Broadcasting Corporation*..      1,500     $    54,281
GAMING - 0.2%
MGM Grand, Inc.*....................      1,000          50,313
REAL ESTATE INVESTMENT TRUST - 1.7%
Bedford Property Investors, Inc.....      2,400          40,950
Centerpoint Properties Corporation..        875          31,390
Duke-Weeks Realty Corporation.......      2,075          40,462
First Industrial Realty Trust, Inc..      1,620          44,449
KIMCO Realty Corporation............        750          25,406
Prentiss Properties Trust...........      3,375          70,875
Prologis Trust......................      2,000          38,500
Reckson Associates Realty
   Corporation......................      1,795          36,798
                                                   ------------
                                                        328,830
                                                   ------------
   Total common stocks - 2.2%..................         433,424
                                                   ------------
   Total investments - 89.8%...................      17,198,146
   Cash and other assets, less liabilities - 10.2%    1,953,357
                                                   ------------
   Total net assets - 100.0%...................     $19,151,503
                                                   ============


SERIES S (SOCIAL AWARENESS)

COMMON STOCKS
-------------
AIR FREIGHT - 0.2%
FDX Corporation*....................     13,000     $   532,188
AIRLINES - 0.6%
Southwest Airlines Company..........     81,400       1,317,662
ALUMINUM - 0.6%
Alcoa, Inc..........................     16,400       1,361,200
BANKS - MAJOR REGIONAL - 3.6%
Bank of New York Company, Inc.......     59,600       2,384,000
Northern Trust Corporation..........     52,000       2,756,000
PNC Bank Corporation................     24,400       1,085,800
Wells Fargo Company.................     59,400       2,401,987
                                                   ------------
                                                      8,627,787
BANKS - MONEY CENTER - 1.6%
Bank of America Corporation.........     40,800       2,047,650
Chase Manhattan Corporation.........     23,600       1,833,425
                                                   ------------
                                                      3,881,075
BEVERAGES - SOFT DRINK - 1.6%
Coca-Cola Company...................     47,500       2,766,875
PepsiCo, Inc........................     28,700       1,011,675
                                                   ------------
                                                      3,778,550
Broadcast Media - 1.4%
AMFM, Inc.*.........................     15,700       1,228,525
Comcast Corporation ................     41,200       2,083,175
                                                   ------------
                                                      3,311,700


SERIES S (SOCIAL AWARENESS)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
CHEMICALS - BASIC - 0.9%
Praxair, Inc........................     43,300       2,178,531

COMMUNICATION EQUIPMENT - 5.5%
ADC Telecommunications, Inc.*.......     37,600       2,728,350
Comverse Technology, Inc.*..........     22,500       3,256,875
Lucent Technologies, Inc............     48,260       3,610,451
Scientific-Atlanta, Inc.............     24,400       1,357,250
Tellabs, Inc.*......................     30,200       1,938,462
                                                   ------------
                                                     12,891,388
COMPUTER HARDWARE - 5.6%
Compaq Computer Corporation.........     55,200       1,493,850
Dell Computer Corporation*..........     87,000       4,437,000
Hewlett-Packard Company.............     22,900       2,609,169
International Business Machines
   Corporation......................     44,400       4,795,200
                                                   ------------
                                                     13,335,219

COMPUTER SOFTWARE/SERVICES - 10.4%
Adobe Systems, Inc. ................     29,600       1,990,600
Computer Associates
   International, Inc...............     29,500       2,063,156
Microsoft Corporation*..............    175,800      20,524,650
                                                   ------------
                                                     24,578,406
COMPUTERS - NETWORKING - 5.0%
Cisco Systems, Inc.*................    110,750      11,864,094
COMPUTERS - PERIPHERALS - 1.5%
EMC Corporation*....................     32,800       3,583,400
CONSUMER FINANCE - 0.5%
Household International, Inc........     29,200       1,087,700
DISTRIBUTION - FOOD & HEALTH - 0.4%
Cardinal Health, Inc................     20,700         991,012
ELECTRICAL EQUIPMENT - 2.6%
Cooper Industries, Inc..............     38,300       1,548,756
Emerson Electric Company............     31,900       1,830,263
Molex, Inc..........................     48,800       2,766,350
                                                   ------------
                                                      6,145,369
ELECTRONICS - SEMICONDUCTORS - 6.1%
Analog Devices, Inc.*...............     33,000       3,069,000
Intel Corporation...................    113,600       9,350,700
Micron Technology, Inc.*............     12,600         979,650
Texas Instruments, Inc..............     11,800       1,143,125
                                                   ------------
                                                     14,542,475

ENTERTAINMENT - 2.2%
Time Warner, Inc....................     28,600       2,071,713
Viacom, Inc. (Cl.B)*................     24,800       1,498,850
Walt Disney Company.................     52,000       1,521,000
                                                   ------------
                                                      5,091,563


-------------------------------------------------------------------------------
                           87 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES S (SOCIAL AWARENESS)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
FINANCIAL - DIVERSE - 2.8%
American Express Company............     14,400      $2,394,000
Fannie Mae..........................     32,500       2,029,219
Freddie Mac.........................     28,800       1,355,400
Finova Group,~Inc...................     24,400         866,200
                                                   ------------
                                                      6,644,819
FOODS - 0.6%
Bestfoods...........................     10,800         567,675
General Mills, Inc..................     25,000         893,750
                                                   ------------
                                                      1,461,425
HEALTH CARE - DIVERSE - 2.3%
Allergan, Inc.......................     23,400       1,164,150
Johnson & Johnson...................     46,532       4,333,292
                                                   ------------
                                                      5,497,442
HEALTH CARE - PHARMACEUTICALS - GENERIC - 0.4%
Watson Pharmaceuticals, Inc.*.......     29,500       1,056,469

HEALTH CARE - PHARMACEUTICALS - MAJOR - 3.4%
Merck & Company, Inc................     84,700       5,680,194
Schering-Plough Corporation.........     55,100       2,324,531
                                                   ------------
                                                      8,004,725
HOUSEHOLD PRODUCTS - 3.4%
Colgate-Palmolive Company...........     34,000       2,210,000
Kimberly-Clark Corporation..........     16,000       1,044,000
Procter & Gamble Company............     44,400       4,864,575
                                                   ------------
                                                      8,118,575
INSURANCE - LIFE/HEALTH - 0.7%
American General Corporation........     21,100       1,600,963
INSURANCE - MULTI-LINE - 2.7%
American International Group, Inc...     58,466       6,321,636
INSURANCE - PROPERTY & CASUALTY - 0.6%
Chubb Corporation...................     24,000       1,351,500
MACHINERY - DIVERSE - 1.0%
Deere & Company.....................     55,200       2,394,300
MANUFACTURING - DIVERSIFIED - 0.5%
Illinois Tool Works, Inc............     17,400       1,175,587
MANUFACTURING - SPECIALIZED - 0.6%
Avery Dennison Corporation..........     18,200       1,326,325
MEDICAL PRODUCTS & SUPPLIES - 1.5%
Boston Scientific Corporation*......     26,400         577,500
Guidant Corporation*................     29,800       1,400,600
Medtronic, Inc......................     41,800       1,523,088
                                                   ------------
                                                      3,501,188
OFFICE EQUIPMENT & SUPPLIES - 0.3%
Pitney Bowes, Inc...................     16,200         782,663
OIL - DOMESTIC - 0.8%
Atlantic Richfield Company..........     23,200       2,006,800


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
OIL - INTERNATIONAL - 1.1%
BP Amoco PLC........................     42,080       2,495,870

OIL & GAS - DRILLING & EQUIPMENT - 2.2%
BJ Services Company*................     55,200       2,308,050
Noble Drilling Corporation*.........     89,600       2,934,400
                                                   ------------
                                                      5,242,450
OIL & GAS - EXPLORATION & PRODUCTION - 0.9%
Apache Corporation..................     60,700       2,242,106

PAPER & FOREST PRODUCTS - 1.1%
Mead Corporation....................     45,200       1,963,375
Westvaco Corporation................     21,600         704,700
                                                   ------------
                                                      2,668,075
PERSONAL CARE - 0.6%
Gillette Company....................     33,000       1,359,187

PUBLISHING - 0.4%
McGraw-Hill Companies, Inc..........     14,200         875,075

PUBLISHING - NEWSPAPER - 0.6%
New York Times Company..............     29,400       1,444,275

RESTAURANTS - 0.7%
McDonald's Corporation..............     41,400       1,668,938

RETAIL - APPAREL - 0.9%
Talbots, Inc........................     23,500       1,048,688
TJX Companies, Inc..................     55,000       1,124,062
                                                   ------------
                                                      2,172,750
RETAIL - BUILDING SUPPLIES - 1.5%
Lowe's Companies, Inc...............     57,700       3,447,575

RETAIL - DEPARTMENT STORES - 0.4%
Kohl's Corporation*.................     13,200         952,875

RETAIL - DISCOUNTERS - 0.5%
Family Dollar Stores................     70,000       1,141,875

RETAIL - DRUG STORES - 0.6%
CVS Corporation.....................     32,800       1,309,950

RETAIL - FOOD CHAINS - 0.4%
Kroger Company*.....................     49,000         924,875

RETAIL - GENERAL MERCHANDISE - 4.0%
Dayton Hudson Corporation...........     32,800       2,408,750
Wal-Mart Stores, Inc................    101,300       7,002,363
                                                   ------------
                                                      9,411,113
SAVINGS & LOAN - 0.2%
Washington Mutual, Inc..............     15,120         393,120

SERVICES - ADVERTISING & MARKETING - 1.1%
Omnicom Group, Inc..................     26,900       2,690,000


--------------------------------------------------------------------------------
                           88 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES S (SOCIAL AWARENESS)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
SERVICES - DATA PROCESSING - 0.6%
Paychex, Inc........................     37,300   $   1,492,000

TELECOMMUNICATIONS - CELLULAR - 1.0%
Sprint Corporation (PCS Group)*.....     22,650       2,321,625

TELECOMMUNICATIONS - LONG DISTANCE - 3.9%
AT&T Corporation....................    104,112       5,283,684
MCI Worldcom, Inc.*.................     35,850       1,902,291
Sprint Corporation (FON Group)......     31,000       2,086,687
                                                   ------------
                                                      9,272,662
TELEPHONE - 4.2%
Bell Atlantic Corporation...........     44,900       2,764,156
Bellsouth Corporation...............     45,200       2,115,925
SBC Communications..................    101,464       4,946,370
                                                   ------------
                                                      9,826,451
                                                   ------------
   Total common stocks - 98.8%.................     233,696,583
   Cash and other assets, less liabilities - 1.2%     2,879,209
                                                   ------------
   Total net assets - 100.0%...................    $236,575,792
                                                   ============


SERIES V (VALUE)

COMMON STOCKS
-------------
AEROSPACE/DEFENSE - 2.2%
Alliant Techsystems, Inc............     15,000    $    934,687

AIR FREIGHT - 0.2%
Hub Group, Inc.*....................      4,100          82,000

AUTO PARTS & EQUIPMENT - 0.1%
Motorcar Parts & Accessories, Inc.*.     54,000          57,240

BANKS - MAJOR REGIONAL - 0.4%
FleetBoston Financial Corporation...      5,092         177,265

BANKS - MONEY CENTER - 1.6%
J.P. Morgan & Company, Inc..........      5,300         671,112

BIOTECHNOLOGY - 0.7%
Ligand Pharmaceuticals, Inc. (Cl. B)     22,000         283,250

CHEMICALS - BASIC - 1.1%
Solutia, Inc........................     30,800         475,475

CHEMICALS - SPECIALTY - 0.5%
Material Sciences Corporation*......     22,000         224,125

COMMUNICATION EQUIPMENT - 0.4%
Protection One, Inc.*...............     65,000         125,937
Transcrypt International, Inc.*.....     17,800          53,400
                                                   ------------
                                                        179,337

COMPUTER SOFTWARE/SERVICES - 8.1%
AXENT Technologies, Inc.*...........     26,000         546,000
Computer Sciences Corporation*......     11,000       1,040,875
JDA Software Group, Inc.*...........     56,000         917,000
Mediconsult.com, Inc.*..............     81,000         506,250
UNOVA, Inc.*........................     35,000         455,000
                                                   ------------
                                                      3,465,125


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
CONTAINERS - METAL/GLASS - 0.7%
Crown Cork & Seal Company, Inc......     13,600         304,300

ELECTRIC COMPANIES - 1.0%
Western Resources, Inc..............     26,400         448,800

ELECTRICAL EQUIPMENT - 3.8%
Benchmark Electronics, Inc.*........     31,700         727,119
Maxwell Technologies, Inc.*.........     90,000         900,000
                                                   ------------
                                                      1,627,119
ELECTRONICS - DEFENSE - 1.3%
Raytheon Company....................     22,000         545,875

ELECTRONICS - INSTRUMENTATION - 1.0%
PerkinElmer, Inc....................     10,500         437,719

FOODS - 2.3%
Agribrands International, Inc.*.....     13,800         634,800
Hormel Foods Corporation............      8,600         349,375
                                                   ------------
                                                        984,175
HEALTH CARE - LONG TERM CARE - 1.3%
Morrison Management Specialists, Inc.    25,000         539,062

HEALTH CARE - PHARMACEUTICALS - GENERIC - 4.5%
Mylan Laboratories, Inc.............     46,000       1,158,625
Noven Pharmaceuticals, Inc.*........     41,250         747,656
                                                   ------------
                                                      1,906,281
HEALTH CARE - PHARMACEUTICALS - MAJOR - 3.3%
Teva Pharmaceuticals
   Industries Ltd. ADR..............     20,000       1,433,750

HEALTH CARE - SPECIALIZED SERVICES - 1.9%
CryoLife, Inc.*.....................     70,000         822,500

HOSPITAL MANAGEMENT - 4.4%
Quorum Health Group, Inc.*..........     54,000         502,875
Tenet Healthcare Corporation*.......     28,000         658,000
Veterinary Centers of America, Inc.*     56,000         721,000
                                                   ------------
                                                      1,881,875
INSURANCE - LIFE/HEALTH - 2.3%
Aflac, Inc..........................      6,000         283,125
UnumProvident Corporation...........     22,000         705,375
                                                   ------------
                                                        988,500
INSURANCE - PROPERTY & CASUALTY - 0.7%
Horace Mann Educators Corporation...     14,400         282,600

INVESTMENT BANK/BROKERAGE - 1.6%
Goldman Sachs Group, Inc............      7,400         696,987

LEISURE TIME PRODUCTS - 5.1%
Hasbro, Inc.........................     30,000         571,875
Mattel, Inc.........................     64,000         840,000
Midway Games, Inc.*.................     33,000         789,938
                                                   ------------
                                                      2,201,813
MANUFACTURING - SPECIALIZED - 1.6%
Brady Corporation...................     20,000         678,750

-------------------------------------------------------------------------------
                           89 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES V (VALUE)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES - 0.8%
Sunrise Medical, Inc.*..............     55,000     $   340,313

NATURAL GAS - 3.6%
Equitable Resources, Inc............     17,000         567,375
Kinder Morgan, Inc..................     42,000         847,875
MCN Energy Group, Inc...............      5,500         130,625
                                                   ------------
                                                      1,545,875
OIL - DOMESTIC - 1.6%
TransMontaigne, Inc.*...............     96,700         676,900

OIL - INTERNATIONAL - 1.2%
Tesoro Petroleum Corporation*.......     45,600         527,250

OIL & GAS - DRILLING & EQUIPMENT - 5.6%
BJ Services Company*................     20,000         836,250

ENSCO International, Inc............     27,000         617,625
Global Marine, Inc.*................     38,000         631,750
R&B Falcon Corporation*.............     25,000         331,250
                                                   ------------
                                                      2,416,875
OIL & GAS - EXPLORATION & PRODUCTION - 10.6%
Anadarko Petroleum Corporation......     13,000         443,625
Apache Corporation..................     15,000         554,063
Burlington Resources, Inc...........     16,500         545,531
Callon Petroleum Company*...........     52,000         770,250
Chieftain International, Inc.*......     45,000         776,250
Evergreen Resources, Inc............     12,000         237,000
Murphy Oil Corporation..............     12,000         688,500
Ocean Energy, Inc.*.................     70,000         542,500
                                                   ------------
                                                      4,557,719
PUBLISHING - NEWSPAPER - 1.3%
E.W. Scripps Company................     12,500         560,156

RAILROADS - 1.4%
RailAmerica, Inc.*..................     70,000         599,375

RESTAURANTS - 1.3%
Sonic Corporation*..................     20,000         570,000

RETAIL - APPAREL - 1.0%
Talbots, Inc........................      9,700         432,863

RETAIL - DISCOUNTERS - 1.0%
Consolidated Stores Corporation*....     25,000         406,250

SERVICES - ADVERTISING & MARKETING - 4.3%
Acxiom Corporation*.................     58,000       1,392,000
True North Communications, Inc......     10,300         460,281
                                                   ------------
                                                      1,852,281
SERVICES - COMMERCIAL & CONSUMER - 4.9%
Angelica Corporation................     75,000         731,250
Cerner Corporation..................     28,000         551,250
Tier Technologies, Inc.*............     97,000         818,438
                                                   ------------
                                                      2,100,938


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
SERVICES - COMPUTER SYSTEMS - 4.2%
Comdisco, Inc.......................     33,000       1,229,250
SunGard Data Systems, Inc.*.........     24,000         570,000
                                                   ------------
                                                      1,799,250
TEXTILES - APPAREL - 3.0%
Kellwood Company....................     65,000       1,263,438

TRUCKING - 0.4%
Motor Cargo Industries, Inc.*.......     34,800         160,950
                                                   ------------
   Total common stocks - 98.3%......                 42,140,155

   Cash and other assets, less liabilities - 1.7%       744,583
                                                   ------------
   Total net assets - 100.0%...................     $42,884,738
                                                   ============


SERIES X (SMALL CAP)

COMMON STOCKS
-------------
AIR FREIGHT - 1.0%
Eagle USA Airfreight, Inc.*.........     10,000     $   431,250

BANKS - MAJOR REGIONAL - 0.7%
Silicon Valley Bancshares*..........      6,000         297,000

BIOTECHNOLOGY - 5.5%
Medarex, Inc.*......................      7,000         260,750
Myraid Genetics, Inc.*..............      5,600         257,600
Protein Design Labs, Inc.*..........     10,500         735,000
Titan Pharmaceuticals, Inc.*........     62,500       1,187,500
                                                   ------------
                                                      2,440,850
BROADCAST MEDIA - 2.8%
Cumulus Media, Inc.*................      2,000         101,500
Pegasus Communications
   Corporation*.....................      6,300         615,825
ValueVision International, Inc.*....      9,000         515,813
                                                   ------------
                                                      1,233,138
COMMUNICATION EQUIPMENT - 9.7%
ACTV, Inc.*.........................     18,500         845,219
Aironet Wireless
   Communications, Inc.*............      9,500         634,422
Commscope, Inc.*....................      7,000         282,187
Digital Microwave Corporation*......     32,000         750,000
P-Com, Inc.*........................     55,000         486,406
Polycom, Inc.*......................      8,900         566,819
Tekelec*............................     11,500         258,750
World Access, Inc.*.................      6,000         115,500
Z-Tel Technologies, Inc.*...........      8,000         323,000
                                                   ------------
                                                      4,262,303

-------------------------------------------------------------------------------
                           90 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES X (SMALL CAP)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
COMPUTER HARDWARE - 2.1%
Advanced Digital Information
   Corporation*.....................     11,100     $   539,737
Radisys Corporation*................      8,000         408,000
                                                   ------------
                                                        947,737
Computer Software/Services - 15.7%
Bindview Development
   Corporation*.....................      5,000         248,437
Brio Technology, Inc.*..............      6,500         273,000
Broadvision, Inc.*..................      4,000         680,250
Business Objects ADR*...............      2,500         334,063
Clarify, Inc.*......................      3,900         491,400
Diversinet Corporation*.............     18,500         407,000
Documentum, Inc.*...................      3,100         185,612
esoft, Inc.*........................     10,500         305,812
Hyperion Solutions Corporation*.....     13,200         574,200
Interactive Pictures Corporation*...      9,000         209,812
ITXC Corporation*...................      8,600         289,175
Jacada, Ltd.*.......................     12,500         348,438
Micromuse, Inc.*....................      4,000         680,000
Mission Critical Software, Inc.*....      4,200         294,000
NetScout Systems, Inc.*.............      6,000         186,000
Onyx Software Corporation*..........      7,000         259,000
RSA Security, Inc.*.................      8,500         658,750
Take-Two Interactive Software, Inc.*     17,000         219,938
Zamba Corporation*..................     15,000         260,625
                                                   ------------
                                                      6,905,512
ELECTRICAL EQUIPMENT - 4.7%
Black Box Corporation*..............      4,500         301,500
C-Cor.net Corporation*..............      6,000         459,750
Electro Scientific Industries, Inc.*      4,000         292,000
Kemet Corporation*..................     11,000         495,688
Plexus Corporation*.................     11,500         506,000
                                                   ------------
                                                      2,054,938
ELECTRONICS - DEFENSE - 0.5%
Titan Corporation*..................      5,000         235,625
ELECTRONICS - DISTRIBUTION - 0.5%
Power Integrated, Inc.*.............      4,500         215,719

ELECTRONICS - INSTRUMENTATION - 6.1%
Alpha Industries, Inc.*.............      9,000         515,813
Interlink Electronics, Inc.*........      3,500         205,625
Macrovision Corporation*............      7,400         547,600
Sandisk Corporation*................      6,500         625,625
Sawtek, Inc.*.......................     11,700         778,781
                                                   ------------
                                                      2,673,444


                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
ELECTRONICS - SEMICONDUCTORS - 2.4%
Credence Systems Corporation*.......      3,800         328,700
Micrel, Inc.*.......................      4,000         227,750
Photronics, Inc.*...................      4,500         128,812
PRI Automation, Inc.*...............      5,400         362,475
                                                   ------------
                                                      1,047,737
EQUIPMENT - SEMICONDUCTORS - 1.3%
Asyst Technologies, Inc.*...........      8,800         576,950

GAMING & LOTTERY - 0.8%
Isle of Capri Casinos, Inc.*........     28,500         375,844

HEALTH CARE - PHARMACEUTICALS - GENERIC - 1.7%
King Pharmaceuticals, Inc.*.........     13,500         756,844

HEALTH CARE - PHARMACEUTICALS - MAJOR - 5.3%
Alkermes, Inc.*.....................     12,000         589,500
Emisphere Technologies, Inc.*.......     11,000         330,688
Enzon, Inc.*........................     23,000         997,625
QLT Phototherapeutics, Inc.*........      6,800         399,500
                                                   ------------
                                                      2,317,313
HEALTH CARE - SPECIALIZED SERVICES - 0.2%
Hooper Holmes, Inc..................      4,000         103,000

HOUSEHOLD PRODUCTS - 0.7%
Church & Dwight Company, Inc........     11,000         293,562
IRON & STEEL - 0.4%
Lone Star Technologies, Inc.*.......      7,000         195,125

LEISURE TIME PRODUCTS - 2.7%
Midway Games, Inc.*.................     49,000       1,172,938

MANUFACTURING - SPECIALIZED - 2.7%
Optical Coating Laboratory, Inc.*...      4,000       1,184,000

MEDICAL PRODUCTS & SUPPLIES - 3.2%
Cytyc Corporation*..................      9,500         580,094
Datascope Corporation*..............      5,500         220,000
Varian, Inc.*.......................     27,000         607,500
                                                   ------------
                                                      1,407,594
OIL & GAS - DRILLING & EQUIPMENT - 4.7%
BJ Services Company*................     11,500         480,844
Key Energy Group, Inc.*.............     73,500         381,281
Marine Drilling Companies, Inc.*....     20,500         459,969
Maverick Tube Corporation*..........     11,300         278,969
Pride International, Inc.*..........     32,500         475,312
                                                   ------------
                                                      2,076,375
PERSONAL CARE - 0.6%
NBTY, Inc.*.........................     24,000         277,500

PHOTOGRAPHY / IMAGING - 0.2%
Getty Imaging, Inc.*................      1,600          78,200

PUBLISHING - 1.0%
Hollywood.com, Inc.*................     24,500         465,500

-------------------------------------------------------------------------------
                           91 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES X (SMALL CAP)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
RETAIL - APPAREL - 1.4%
Chico's FAS, Inc.*..................      4,300     $   161,788
Pacific Sunwear of California, Inc.*     14,000         450,625
                                                   ------------
                                                        612,413
RETAIL - COMPUTERS & ELECTRONICS - 0.7%
Tweeter Home Entertainment
   Group, Inc.*.....................      9,000         319,500
RETAIL - SPECIALTY - 0.5%
Cost Plus, Inc.*....................      5,700         203,062

SERVICES - ADVERTISING & MARKETING - 0.5%
Exactis.Com, Inc....................     10,000         243,125

SERVICES - COMMERCIAL & CONSUMER - 6.2%
Braun Consulting, Inc.*.............      6,000         429,000
Corporate Executive Board Company*..      4,000         223,500
Diamond Technology Partners, Inc.*..      2,100         180,469
Intervu, Inc.*......................      5,400         567,000
Invitrogen Corporation*.............      9,500         570,000
Multex.com, Inc.*...................      6,500         244,562
WebTrends Corporation*..............      6,500         526,500
                                                   ------------
                                                      2,741,031
SERVICES - COMPUTER SYSTEMS - 1.4%
Technology Solutions Company*.......     18,500         605,875

TELECOMMUNICATIONS - CELLULAR - 2.9%
Advanced Radio Telecom
   Corporation*.....................      7,500         180,000
Airgate PCS, Inc.*..................     11,500         606,625
Pinnacle Holdings, Inc.*............     11,500         487,312
                                                   ------------
                                                      1,273,937
TELECOMMUNICATIONS - LONG DISTANCE - 3.1%
Powertel, Inc.*.....................      6,000         602,250
Primus Telecommunications
   Group, Inc.*.....................     20,000         765,000
                                                   ------------
                                                      1,367,250
                                                   ------------
   Total common stocks - 93.9%.................      41,392,191

   Cash and other assets, less liabilities - 6.1%     2,702,649
                                                   ------------
   Total net assets - 100.0%...................     $44,094,840
                                                   ============


SERIES Y (SELECT 25)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
BROADCAST MEDIA - 3.6%
Clear Channel Communications, Inc.*.12,800$1,142,400

COMMUNICATION EQUIPMENT - 3.3%
Lucent Technologies, Inc............     13,900       1,039,894

COMPUTER HARDWARE - 7.8%
Dell Computer Corporation*..........     25,300       1,290,300
Sun Microsystems, Inc.*.............     14,900       1,153,819
                                                   ------------
                                                      2,444,119
COMPUTER SOFTWARE/SERVICES - 13.4%
America Online, Inc.*...............     12,800         965,600
BMC Software, Inc.*.................     11,300         903,294
Microsoft Corporation*..............     19,900       2,323,325
                                                   ------------
                                                      4,192,219
COMPUTERS - NETWORKING - 3.8%
Cisco Systems, Inc.*................     11,100       1,189,087

COMPUTERS - PERIPHERALS - 4.0%
EMC Corporation*....................     11,500       1,256,375

DISTRIBUTION - FOOD & HEALTH - 3.0%
Cardinal Health, Inc................     20,000         957,500

ELECTRICAL EQUIPMENT - 10.3%
General Electric Company............     13,000       2,011,750
Solectron Corporation*..............     12,800       1,217,600
                                                   ------------
                                                      3,229,350
ELECTRONICS - SEMICONDUCTORS - 3.7%
Intel Corporation...................     14,300       1,177,069

ENTERTAINMENT - 3.8%
Time Warner, Inc....................     16,300       1,180,731

FINANCIAL - DIVERSE - 2.9%
Citigroup, Inc......................     16,200         900,113

HEALTH CARE - DIVERSE - 3.6%
Bristol-Myers Squibb Company........     17,700       1,136,119

HOUSEHOLD PRODUCTS - 3.8%
Colgate-Palmolive Company...........     18,400       1,196,000

MANUFACTURING - DIVERSIFIED - 3.9%
Tyco International, Ltd.............     31,500       1,224,562

MEDICAL PRODUCTS & SUPPLIES - 3.8%
Medtronic, Inc......................     32,400       1,180,575

RETAIL - BUILDING SUPPLIES - 3.9%
Home Depot, Inc.....................     18,000       1,234,125

RETAIL - DRUG STORES - 2.8%
Walgreen Company....................     29,900         874,575

-------------------------------------------------------------------------------
                           92 See accompanying notes.

SCHEDULE OF INVESTMENTS
December 31, 1999

SERIES Y (SELECT 25)(CONTINUED)

                                         NUMBER        MARKET
COMMON STOCKS (CONTINUED)               OF SHARES      VALUE
---------------------------------------------------------------
RETAIL - GENERAL MERCHANDISE - 3.8%
Wal-Mart Stores, Inc................     17,100    $  1,182,037

SERVICES - ADVERTISING & MARKETING - 3.5%
Omnicom Group, Inc..................     11,000       1,100,000

SERVICES - DATA PROCESSING - 3.7%
Automatic Data Processing, Inc......     21,400       1,152,925

TELECOMMUNICATIONS - LONG DISTANCE - 3.5%
MCI WorldCom, Inc.*.................     20,850       1,106,353
                                                   ------------
   Total common stocks - 95.9%.................      30,096,128

   Cash and other assets, less liabilities - 4.1%     1,302,935
                                                   ------------
   Total net assets - 100.0%...................     $31,399,063
                                                   ============


The identified cost of investments owned at December 31, 1999, was the same for federal income tax and financial statement purposes for Series A, C, S, V and X. The identified cost of investments for federal income tax purposes for Series B, D, E, H, I, K, M, N, O, P and Y was $1,158,004,241, $315,853,678, $145,417,731,
$19,647,476, $6,932,100, $11,050,957, $41,432,707, $82,097,936, $198,440,955,
$18,847,897 and $25,950,774, respectively.

*Non-income producing security.
ADR (American Depositary Receipt)
(1) Variable rate security
(2) Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.
(3) Security is segregated as collateral for futures or forward contracts.
(4) Trust preferred securities - Securities issued by financial institutions to augment their tier 1 capital base. Issued on a subordinate basis relative to senior notes or debentures. Institutions may defer cash payments for up to 10 pay periods.
(5) Deferred interest obligation currently zero under terms of initial offering.

-------------------------------------------------------------------------------
                           93 See accompanying notes.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                       Series B        Series C        Series D        Series E
                                                     Series A          (Growth-         (Money        (Worldwide     (High Grade
                                                     (Growth)          Income)          Market)         Equity)        Income)
                                                  ---------------   ---------------  -------------   --------------  -------------
ASSETS
Investments, at value (identified cost:
$785,553,090,$1,134,499,899, $50,490,548,
$315,409,487 and $144,913,200 respectively) ..... $ 1,310,567,188   $ 1,041,800,464  $  50,418,745    $ 458,474,219  $ 134,512,291
Short-term investments, at market or at
  amortized cost which approximates market
  value  (identified cost: $2,593,273,$0,
  $103,310,775, $0 and $0 respectively) ........        2,593,273              --      103,352,906             --               --
Cash ...........................................       85,143,387        10,772,175        135,574       55,275,325        359,301
Receivables:
 Fund shares sold ..............................          926,105           342,602        741,699          256,563         99,109
 Securities sold ...............................             --                --           31,846       14,968,835            555
 Interest ......................................          265,120           226,818        302,609          153,042      2,421,427
 Dividends .....................................        1,055,604         2,267,416           --             80,536             --
Variation margin ...............................          160,650              --             --               --               --
Foreign taxes recoverable ......................             --                --             --            250,377             --
                                                  ---------------   ---------------  -------------    -------------  -------------
   Total assets ................................  $ 1,400,711,327   $ 1,055,409,475  $ 154,983,379    $ 529,458,897  $ 137,392,683
                                                  ---------------   ---------------  -------------    -------------  -------------

LIABILITIES
Payable for:
  Securities purchased .........................  $          --     $          --    $        --      $   2,824,084    $     --
  Fund shares redeemed .........................        2,702,724         2,789,163      1,309,138          331,552        652,223
  Management fees ..............................          873,602           667,107         65,894          414,640         88,762
  Custodian fees ...............................           10,500             8,741          2,700           52,600          1,500
  Transfer and administration fees .............           52,904            40,487          6,406           41,464          5,724
  Professional fees ............................           20,000            26,600          5,000           19,116          6,900
  Miscellaneous ................................           56,544            45,286          5,653           27,259          5,103
                                                  ---------------   ---------------  -------------    -------------  -------------
      Total liabilities ........................        3,716,274         3,577,384      1,394,791        3,710,715        760,212
                                                  ---------------   ---------------  -------------    -------------  -------------
NET ASSETS .....................................  $ 1,396,995,053   $ 1,051,832,091  $ 153,588,588    $ 525,748,182  $ 136,632,471
                                                  ===============   ===============  =============    =============  =============
NET ASSETS CONSIST OF:
Paid in capital ................................  $   777,149,474   $ 1,076,934,661  $ 153,070,293    $ 325,300,234  $ 159,164,904
Accumulated undistributed
   net investment income (loss) ................          121,533        23,272,563        547,967         (965,924)       791,900
Accumulated undistributed net realized gain
  (loss) on sale of investments, futures,
  and foreign currency transactions ............       94,366,231        44,324,302           --         58,368,203    (12,923,424)
Net unrealized appreciation (depreciation)
  in value of investments, futures and
  translation of assets and liabilities in
  foreign currency .............................      525,357,815       (92,699,435)       (29,672)     143,045,669    (10,400,909)
                                                  ---------------   ---------------  -------------    -------------  -------------
  Total net assets .............................  $ 1,396,995,053   $ 1,051,832,091  $ 153,588,588    $ 525,748,182  $ 136,632,471
                                                  ===============   ===============  =============    =============  =============
Capital shares authorized ......................       indefinite        indefinite     indefinite       indefinite     indefinite

Capital shares outstanding .....................       39,336,233        43,128,529     12,757,783       57,875,010     12,948,622

Net asset value per share ......................  $         35.51   $         24.39  $       12.04    $        9.08  $       10.55
                                                  ===============   ===============  =============    =============  =============


                            See accompanying notes.
--------------------------------------------------------------------------------

DECEMBER 31, 1999

                                                                                                   Series K
                                                    Series H                                       (Global
                                                   (Enhanced        Series I        Series J       Strategic
                                                     Index)      (International)    (MidCap)        Income)
                                                   ------------  ---------------  ------------   -------------
ASSETS
Investments, at value (identified cost:
 $19,636,217,$6,925,681, $244,520,228
 and $10,740,506, respectively) ................   $ 21,613,323   $  9,184,137    $398,560,176   $ 10,371,346
Short-term investments, at market or at
  amortized cost which approximates
  market value (identified cost: $0, $0, $0
  and $753,563, respectively) ..................           --             --              --          753,709
Cash denominated in a foreign currency, at
  value (identified cost: $0, $314,244, $0,
  $2,302, respectively) ........................           --          316,044            --            2,300
Cash ...........................................      3,393,119        401,760      30,716,309         10,264
Net unrealized appreciation on forward
  foreign exchange contracts ...................           --             --              --           38,692
Receivables:
 Fund shares sold ..............................         23,427          5,229         583,838         10,711
 Securities sold ...............................          6,339          3,153            --           24,679
 Interest ......................................         14,652            118         105,068        225,716
 Dividends .....................................         18,033          4,037         151,460           --
 Variation margin ..............................          9,382           --            45,900           --
Foreign taxes recoverable ......................           --            6,524            --              536
Security Management Company ....................           --           17,894            --             --
                                                   ------------   ------------    ------------   ------------
   Total assets ................................   $ 25,078,275   $  9,938,896    $430,162,751   $ 11,437,953
                                                   ------------   ------------    ------------   ------------

LIABILITIES
Net unrealized depreciation on
    forward foreign exchange contracts .........   $       --     $      1,240    $       --     $       --
Payable for:
  Securities purchased .........................         10,201         34,775            --           22,950
  Fund shares redeemed .........................         19,458            364         345,160         23,769
  Management fees ..............................         14,823          8,264         248,938          7,277
  Custodian fees ...............................          4,892         30,000           2,400          3,800
  Transfer and administration fees .............          1,905            439          15,333          5,730
  Professional fees ............................          3,300          4,100          14,045          4,800
  Miscellaneous ................................            612          2,699           8,526            415
                                                   ------------   ------------    ------------   ------------
   Total liabilities ...........................         55,191         81,881         634,402         68,741
                                                   ------------   ------------    ------------   ------------
NET ASSETS .....................................   $ 25,023,084   $  9,857,015    $429,528,349   $ 11,369,212
                                                   ============   ============    ============   ============
NET ASSETS CONSIST OF:
Paid in capital ................................   $ 22,794,868   $  7,603,413    $232,399,647   $ 12,218,695
Accumulated undistributed net
   investment income (loss) ....................           --             (102)           --          (34,188)
Accumulated undistributed net realized
 gain (loss) on sale of investments,
 futures, and foreign currency transactions ....        131,851         (5,076)     42,220,029       (474,919)
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities in
 foreign currency ..............................      2,096,365      2,258,780     154,908,673       (340,376)
                                                   ------------   ------------    ------------   ------------
  Total net assets .............................   $ 25,023,084   $  9,857,015    $429,528,349   $ 11,369,212
                                                   ============   ============    ============   ============
Capital shares authorized ......................     indefinite     indefinite      indefinite     indefinite

Capital shares outstanding .....................      2,243,912        758,395      14,246,858      1,182,854

Net asset value per share ......................   $      11.15   $      13.00    $      30.15   $       9.61
                                                   ============   ============    ============   ============


                             See accompanying notes.
--------------------------------------------------------------------------------

DECEMBER 31, 1999


                                                           Series M        Series N
                                                            (Global        (Managed       Series O
                                                             Total           Asset        (Equity        Series P
                                                            Return)       Allocation)      Income)     (High Yield)
                                                         ------------    ------------   ------------   ------------
ASSETS
Investments, at value (identified cost:
 $33,710,637, $78,280,536, $186,874,285,
 and $18,848,772 respectively) .......................   $ 37,245,695    $ 94,407,791   $198,007,303   $ 17,198,146
Short-term investments, at market or at amortized
  cost which approximates market value
  (identified cost: $6,664,804, $3,776,758,
  $11,443,068 and $0 respectively) ...................      6,666,206       3,776,758     11,443,069           --
Cash denominated in a foreign currency, at
  value (identified cost: $5,755, $0, $0,
  and $0 respectively) ...............................          5,828            --             --             --
Cash .................................................            932            --             --        1,554,401
Net unrealized appreciation on
  forward foreign exchange contracts .................         31,203            --             --             --
Receivables:
 Fund shares sold ....................................          5,861          61,723        210,831         17,641
 Securities sold .....................................           --              --          211,266           --
 Interest ............................................        120,104         443,745          3,328        424,412
 Dividends ...........................................         30,923          55,202        390,864          4,659
 Variation margin ....................................             82            --             --             --
  Foreign taxes recoverable ..........................         15,585           8,775            334           --
                                                         ------------    ------------   ------------   ------------
   Total assets ......................................   $ 44,122,419    $ 98,753,994   $210,266,995   $ 19,199,259
                                                         ------------    ------------   ------------   ------------

LIABILITIES AND NET ASSETS
Payable for:
  Securities purchased ...............................   $       --      $     14,305   $  2,681,158   $      --
  Fund shares redeemed ...............................         33,945         146,533        353,751         29,586
  Management fees ....................................         36,635          82,875        176,564         12,166
  Custodian fees .....................................          4,800           2,897          7,000            525
  Transfer and administration fees ...................          1,945           4,073          8,419            852
  Professional fees ..................................          9,800          13,027         10,600          4,000
  Miscellaneous ......................................          1,582           2,889          7,758            627
                                                         ------------    ------------   ------------   ------------
   Total liabilities .................................         88,707         266,599      3,245,250         47,756
                                                         ------------    ------------   ------------   ------------
NET ASSETS ...........................................   $ 44,033,712    $ 98,487,395   $207,021,745   $ 19,151,503
                                                         ============    ============   ============   ============
NET ASSETS CONSIST OF:
Paid in capital ......................................   $ 36,580,313    $ 78,585,993   $180,291,749   $ 20,803,004
Accumulated undistributed net investment income
 (loss)...............................................        (14,886)        129,146        306,151           --
Accumulated undistributed net realized
 gain (loss) on sale of investments, futures,
 and foreign currency transactions ...................      3,883,786       3,645,472     15,290,848           (875)
Net unrealized appreciation (depreciation)
 in value of investments, futures and
 translation of assets and liabilities in
 foreign currency ....................................      3,584,499      16,126,784     11,132,997     (1,650,626)
                                                         ------------    ------------   ------------   ------------
  Total net assets ...................................   $ 44,033,712    $ 98,487,395   $207,021,745   $ 19,151,503
                                                         ============    ============   ============   ============

Capital shares authorized ............................     indefinite      indefinite     indefinite     indefinite
Capital shares outstanding ...........................      3,363,764       5,813,776     11,989,831      1,234,776

Net asset value per share ............................   $      13.09    $      16.94   $      17.27   $      15.51
                                                         ============    ============   ============   ============


                            See accompanying notes.
--------------------------------------------------------------------------------

DECEMBER 31, 1999

                                                                    Series S
                                                                     (Social          Series V        Series X        Series Y
                                                                    Awareness)         Value         (Small Cap)     (Select 25)
                                                                   -------------    -------------   -------------   ------------
ASSETS
Investments, at value (identified cost:
 $152,672,221, $37,888,878, $29,630,030
 and $25,696,799 respectively) .................................   $ 233,696,583    $  42,140,155   $  41,392,191   $  30,096,128
Cash ...........................................................       2,850,180          708,317       3,048,100       1,251,066
Receivables:
 Fund shares sold ..............................................         266,965           76,199         238,353         105,986
 Securities sold ...............................................            --               --           693,256            --
 Interest ......................................................          14,519            5,432          13,712           6,278
 Dividends .....................................................         145,666           55,815             220           8,268
Prepaid expenses ...............................................           2,500             --              --              --
                                                                   -------------    -------------   -------------   -------------
   Total assets ................................................   $ 236,976,413    $  42,985,918   $  45,385,832   $  31,467,726
                                                                   -------------    -------------   -------------   -------------

LIABILITIES AND NET ASSETS
Payable for:
  Securities purchased .........................................   $        --      $        --     $   1,203,990   $        --
  Fund shares redeemed .........................................         228,846           68,585          45,166          44,007
  Management fees ..............................................         145,250           25,337          30,404          17,318
  Custodian fees ...............................................           1,800              629           4,200           1,500
  Transfer and administration fees .............................           9,124            1,683           2,864           2,230
  Professional fees ............................................          10,800            4,000           4,000           3,300
  Miscellaneous ................................................           4,801              946             368             308
                                                                   -------------    -------------   -------------   -------------
   Total liabilities ...........................................         400,621          101,180       1,290,992          68,663
                                                                   -------------    -------------   -------------   -------------
NET ASSETS .....................................................   $ 236,575,792    $  42,884,738   $  44,094,840   $  31,399,063
                                                                   =============    =============   =============   =============
NET ASSETS CONSIST OF:
Paid in capital ................................................   $ 156,987,147    $  37,809,231   $  31,230,985   $  27,345,047
Accumulated undistributed net
 investment income (loss) ......................................            --               --              --              --
Accumulated undistributed net realized
 gain (loss) on sale of investments ............................      (1,435,717)         824,230       1,101,694        (345,313)
Net unrealized appreciation in value
 of investments ................................................      81,024,362        4,251,277      11,762,161       4,399,329
                                                                   -------------    -------------   -------------   -------------
  Total net assets .............................................   $ 236,575,792    $  42,884,738   $  44,094,840   $  31,399,063
                                                                   =============    =============   =============   =============

Capital shares authorized ......................................      indefinite       indefinite      indefinite      indefinite
Capital shares outstanding .....................................       7,460,509        2,564,059       2,272,452       2,537,418

Net asset value per share ......................................   $       31.71    $       16.73   $       19.40   $       12.37
                                                                   =============    =============   =============   =============


                            See accompanying notes.
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                  Series B         Series C         Series D          Series E
                                                  Series A        (Growth-          (Money         (Worldwide       (High Grade
                                                  (Growth)         Income)          Market)          Equity)          Income)
                                                -------------   -------------    -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends ..................................   $  12,311,102   $  27,734,045    $        --      $   5,314,421    $        --
 Interest ...................................       2,788,730       5,238,787        8,635,560          795,795       10,852,015
                                                -------------   -------------    -------------    -------------    -------------
                                                   15,099,832      32,972,832        8,635,560        6,110,216       10,852,015
 Less foreign tax expense ...................            --              --               --           (213,600)            --
                                                -------------   -------------    -------------    -------------    -------------
     Total investment income ................      15,099,832      32,972,832        8,635,560        5,896,616       10,852,015

EXPENSES:
 Management fees ............................      10,043,537       8,783,145          833,521        3,859,953        1,136,783
 Administration fees ........................         602,612         526,989           75,017          559,693           68,207
 Custodian fees .............................          42,047          47,770           11,139          151,687            9,958
 Transfer/maintenance fees ..................           5,836           5,523            5,690            5,153            4,684
 Directors' fees ............................          21,970          18,976            2,517            6,802            2,684
 Professional fees ..........................          45,246          30,400            6,178           18,363           13,254
 Reports to shareholders ....................         103,694          96,167           14,052           39,142            7,277
 Registration fees ..........................             830           1,494               81              195               98
 Other expenses .............................          41,168          39,983            4,954           11,132            4,691
                                                -------------   -------------    -------------    -------------    -------------
     Total expenses .........................      10,906,940       9,550,447          953,149        4,652,120        1,247,636
                                                -------------   -------------    -------------    -------------    -------------

Net investment income .......................       4,192,892      23,422,385        7,682,411        1,244,496        9,604,379

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the
  period on:
  Investments ...............................      94,396,918      49,157,604             --         82,104,795         (793,645)
  Foreign currency transactions .............            --              --               --         (3,358,909)            --
                                                -------------   -------------    -------------    -------------    -------------
     Net realized gain (loss) ...............      94,396,918      49,157,604             --         78,745,886         (793,645)
 Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ...............................       4,840,005     (52,593,722)         (75,437)     101,982,200      (14,615,805)
  Futures ...................................         343,717            --               --               --               --
  Translation of assets and liabilities
     in foreign currencies ..................            --              --               --          1,148,623             --
                                                -------------   -------------    -------------    -------------    -------------
     Net unrealized appreciation
       (depreciation) .......................       5,183,722     (52,593,722)         (75,437)     103,130,823      (14,615,805)
                                                -------------   -------------    -------------    -------------    -------------

     Net gain (loss) ........................      99,580,640      (3,436,118)         (75,437)     181,876,709      (15,409,450)
                                                -------------   -------------    -------------    -------------    -------------
       Net increase (decrease) in net
         assets resulting from operations ...   $ 103,773,532   $  19,986,267    $   7,606,974    $ 183,121,205    $  (5,805,071)
                                                =============   =============    =============    =============    =============

                            See accompanying notes.
--------------------------------------------------------------------------------
                                       98

FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.


                                                                                                           Series K
                                                        Series H                                            (Global
                                                       (Enhanced          Series I        Series J         Strategic
                                                         Index)*      (International)*    (Mid Cap)         Income)
                                                       -------------   -------------    -------------    -------------
INVESTMENT INCOME:
 Dividends .........................................   $     117,601   $      63,117    $   1,092,991    $        --
 Interest ..........................................          77,417           8,680          603,900        1,136,329
                                                       -------------   -------------    -------------    -------------
                                                             195,018          71,797        1,696,891        1,136,329
 Less foreign tax expense ..........................            --            (6,469)            --               (834)
                                                       -------------   -------------    -------------    -------------
     Total investment income .......................         195,018          65,328        1,696,891        1,135,495

EXPENSES:
 Management fees ...................................          78,723          46,597        2,224,898           90,411
 Administration fees ...............................           9,447          21,906          133,494           65,425
 Custodian fees ....................................          14,236         102,540           13,740           22,513
 Transfer/maintenance fees .........................             731             595            4,574            3,626
 Directors' fees ...................................             309              83            5,342              220
 Professional fees .................................           4,226           5,713           13,516            9,255
 Reports to shareholders ...........................           1,097             271           23,332            3,754
 Registration fees .................................             200            --               --               --
 Other expenses ....................................              60              25            8,178             --
                                                       -------------   -------------    -------------    -------------
     Total expenses ................................         109,029         177,730        2,427,074          195,204
     Less reimbursement of expenses ................            --           (82,419)            --               --
                                                       -------------   -------------    -------------    -------------
  Net expenses .....................................         109,029          95,311        2,427,074          195,204
                                                       -------------   -------------    -------------    -------------
     Net investment income (loss) ..................          85,989         (29,983)        (730,183)         940,291

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ......................................          94,815          (5,738)      52,332,408       (1,421,592)
  Foreign currency transactions ....................            --           (68,923)            --            (68,498)
    Futures ........................................         120,951            --            599,135          (11,446)
                                                       -------------   -------------    -------------    -------------
          Net realized gain (loss) .................         215,766         (74,661)      52,931,543       (1,501,536)

 Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments ......................................       1,977,106       2,258,456      107,889,585          633,074
    Futures ........................................         119,259            --           (156,593)          (2,439)
  Translation of assets and liabilities
    in foreign currencies ..........................            --               324             --             30,707
                                                       -------------   -------------    -------------    -------------
    Net unrealized appreciation ....................       2,096,365       2,258,780      107,732,992          661,342
                                                       -------------   -------------    -------------    -------------

     Net gain (loss) ...............................       2,312,131       2,184,119      160,664,535         (840,194)
                                                       -------------   -------------    -------------    -------------
       Net increase in net
        assets resulting from operations ...........   $   2,398,120   $   2,154,136    $ 159,934,352    $     100,097
                                                       =============   =============    =============    =============

*Period May 3, 1999 (inception) through December 31, 1999.


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       99

FOR THE YEAR ENDED DECEMBER 31, 1999


                                                   Series M         Series N
                                                   (Global          (Managed       Series O
                                                     Total            Asset         (Equity         Series P
                                                    Return)        Allocation        Income)      (High Yield)
                                                  ------------    ------------    ------------    ------------
INVESTMENT INCOME:
 Dividends ....................................   $    456,586    $    744,456    $  5,137,753    $     26,152
 Interest .....................................        645,528       2,601,720         797,024       1,518,665
                                                  ------------    ------------    ------------    ------------
                                                     1,102,114       3,346,176       5,934,777       1,544,817
Less foreign tax expense ......................        (34,454)         (8,335)         (2,522)           --
                                                  ------------    ------------    ------------    ------------
     Total investment income ..................      1,067,660       3,337,841       5,932,255       1,544,817

EXPENSES:
 Management fees ..............................        436,129         921,838       2,162,031         132,788
 Administration fees ..........................         79,626          41,483          97,291           7,967
 Custodian fees ...............................         45,258          27,697          41,928           2,345
 Transfer/maintenance fees ....................          3,454           3,976           5,508           1,513
 Directors' fees ..............................            708           1,624           3,590             306
 Professional fees ............................          9,408          71,229          12,314           5,064
 Reports to shareholders ......................         15,511           7,982          21,548           1,531
 Registration fees ............................             44              60             177               9
 Other expenses ...............................          1,589           1,499           5,746             356
                                                  ------------    ------------    ------------    ------------
     Total expenses ...........................        591,727       1,077,388       2,350,133         151,879
     Less reimbursement of expenses ...........           --              --              --          (120,622)
                                                  ------------    ------------    ------------    ------------
 Net expenses .................................        591,727       1,077,388       2,350,133          31,257
                                                  ------------    ------------    ------------    ------------
     Net investment income ....................        475,933       2,260,453       3,582,122       1,513,560

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments .................................      5,469,566       3,607,737      17,317,087         115,624
  Foreign currency transactions ...............        (10,337)        (86,228)         (6,116)           --
    Futures contracts .........................       (317,357)           --              --              --
                                                  ------------    ------------    ------------    ------------
    Net realized gain .........................      5,141,872       3,521,509      17,310,971         115,624
 Net change in unrealized appreciation
  (depreciation) during the period on:
  Investments .................................         19,999       2,709,153     (14,725,423)     (1,439,420)
  Futures .....................................         33,986            --              --              --
  Translation of assets and liabilities
    in foreign currencies .....................         13,476            (595)           (177)           --
                                                  ------------    ------------    ------------    ------------
    Net unrealized appreciation
       (depreciation) .........................         67,461       2,708,558     (14,725,600)     (1,439,420)
                                                  ------------    ------------    ------------    ------------

    Net gain (loss) ...........................      5,209,333       6,230,067       2,585,371      (1,323,796)
                                                  ------------    ------------    ------------    ------------
       Net increase in net assets resulting
        from operations .......................   $  5,685,266    $  8,490,520    $  6,167,493    $    189,764
                                                  ============    ============    ============    ============


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       100

FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.


                                                      Series S
                                                       (Social        Series V       Series X          Series Y
                                                      Awareness)        Value       (Small Cap)      (Select 25)*
                                                     ------------    ------------   ------------    ------------
INVESTMENT INCOME:
 Dividends .......................................   $  1,825,964    $    260,234   $      3,977    $     36,816
 Interest ........................................        391,736          57,677         67,662          34,620
                                                     ------------    ------------   ------------    ------------
     Total investment income .....................      2,217,700         317,911         71,639          71,436

EXPENSES:
 Management fees .................................      1,509,527         204,645        124,270          66,821
 Administration fees .............................         90,572          12,279         11,184           8,019
 Custodian fees ..................................          7,805           2,832         21,133           5,567
 Transfer/maintenance fees .......................          4,868           1,676          1,366             830
 Directors' fees .................................          3,560             514            296             217
 Professional fees ...............................         12,007           5,650          5,560           4,219
 Reports to shareholders .........................         11,360           1,726            448             359
 Registration fees ...............................            128             175              4               7
 Other expenses ..................................          4,016             676            693              30
                                                     ------------    ------------   ------------    ------------
     Total expenses ..............................      1,643,843         230,173        164,954          86,069
     Less reimbursement of expenses ..............           --              --          (93,866)           --
                                                     ------------    ------------   ------------    ------------
Net expenses .....................................      1,643,843         230,173         71,088          86,069
                                                     ------------    ------------   ------------    ------------
     Net investment income (loss) ................        573,857          87,738            551         (14,633)

NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized gain (loss) during the period on:
  Investments ....................................     (1,435,718)      1,899,622      2,994,127        (345,313)
                                                     ------------    ------------   ------------    ------------
     Net realized gain (loss) ....................     (1,435,718)      1,899,622      2,994,127        (345,313)

 Net change in unrealized appreciation
  during the period on:
  Investments ....................................     33,398,262       2,730,527     10,530,439       4,399,329

   Net unrealized appreciation ...................     33,398,262       2,730,527     10,530,439       4,399,329
                                                     ------------    ------------   ------------    ------------

     Net gain ....................................     31,962,544       4,630,149     13,524,566       4,054,016
                                                     ------------    ------------   ------------    ------------
       Net increase in net assets resulting
        from operations ..........................   $ 32,536,401    $  4,717,887   $ 13,525,117    $  4,039,383
                                                     ============    ============   ============    ============

*Period May 3, 1999 (inception) through December 31, 1999.


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       101

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                      Series B        Series C          Series D        Series E
                                                    Series A          (Growth-         (Money         (Worldwide       (High Grade
                                                     (Growth)          Income)          Market)          Equity)         Income)
                                                  --------------    --------------   -------------    -------------   -------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
 Net investment income ........................   $    4,192,892    $   23,422,385   $   7,682,411    $   1,244,496   $   9,604,379
 Net realized gain (loss) .....................       94,396,918        49,157,604            --         78,745,886        (793,645)
 Unrealized appreciation (depreciation)
  during the period ...........................        5,183,722       (52,593,722)        (75,437)     103,130,823     (14,615,805)
                                                  --------------    --------------   -------------    -------------   -------------
   Net increase (decrease) in net assets
   resulting from operations ..................      103,773,532        19,986,267       7,606,974      183,121,205      (5,805,071)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ........................      (10,232,416)      (24,760,036)    (13,920,392)            --       (17,705,073)
 Net realized gain ............................      (43,545,790)     (422,027,531)           --        (51,432,968)           --
                                                  --------------    --------------   -------------    -------------   -------------
   Total distributions to shareholders ........      (53,778,206)     (446,787,567)    (13,920,392)     (51,432,968)    (17,705,073)

NET INCREASE FROM CAPITAL SHARE
    TRANSACTIONS: (NOTE 7) ....................       39,667,734       281,654,616      31,818,600       44,265,720       5,420,432
                                                  --------------    --------------   -------------    -------------   -------------

     Total increase (decrease) in net assets ..       89,663,060      (145,146,684)     25,505,182      175,953,957     (18,089,712)

NET ASSETS:
 Beginning of period ..........................    1,307,331,993     1,196,978,775     128,083,406      349,794,225     154,722,183
                                                  --------------    --------------   -------------    -------------   -------------
 End of period ................................   $1,396,995,053    $1,051,832,091   $ 153,588,588    $ 525,748,182   $ 136,632,471
                                                  ==============    ==============   =============    =============   =============

 Accumulated undistributed net investment
      income at end of period .................   $      121,533    $   23,272,563   $     547,967    $    (965,924)  $     791,900
                                                  ==============    ==============   =============    =============   =============


                            See accompanying notes.
--------------------------------------------------------------------------------
                                       102

FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.

                                                                                                          Series K
                                                       Series H                                           (Global
                                                      (Enhanced)         Series I        Series J         Strategic
                                                        Index)*      (International)*    (Mid Cap)          Income)
                                                     -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS
  FROM OPERATIONS:
 Net investment income (loss) ....................   $      85,989    $     (29,983)   $    (730,183)   $     940,291
 Net realized gain (loss) ........................         215,766          (74,661)      52,931,543       (1,501,536)
 Unrealized appreciation  during the period ......       2,096,365        2,258,780      107,732,992          661,342
                                                     -------------    -------------    -------------    -------------
   Net increase in net assets
   resulting from operations .....................       2,398,120        2,154,136      159,934,352          100,097

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ...........................         (88,178)            --               --               --
 Net realized gain ...............................         (81,726)            --        (48,158,309)         (81,725)
                                                     -------------    -------------    -------------    -------------
   Total distributions to shareholders ...........        (169,904)            --        (48,158,309)         (81,725)

NET INCREASE (DECREASE)
  FROM CAPITAL SHARE: (NOTE 7) ...................      22,794,868        7,702,879       46,470,958       (1,676,680)
                                                     -------------    -------------    -------------    -------------

   Total increase (decrease) in net assets .......      25,023,084        9,857,015      158,247,001       (1,658,308)

NET ASSETS:
 Beginning of period .............................            --               --        271,281,348       13,027,520
                                                     -------------    -------------    -------------    -------------
 End of period ...................................   $  25,023,084    $   9,857,015    $ 429,528,349    $  11,369,212
                                                     =============    =============    =============    =============

 Accumulated undistributed net investment
      income (loss) at end of period .............   $        --      $        (102)   $        --      $     (34,188)
                                                     =============    =============    =============    =============


*Period May 3, 1999 (inception) through December 31, 1999.

                            See accompanying notes.
--------------------------------------------------------------------------------

FOR THE YEAR ENDED DECEMBER 31, 1999

                                                      Series M         Series N
                                                      (Global          (Managed         Series 0
                                                       Total             Asset          (Equity          Series P
                                                       Return)        Allocation)        Income)        (High Yield)
                                                    -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ..........................   $     475,933    $   2,260,453    $   3,582,122    $   1,513,560
 Net realized gain ..............................       5,141,872        3,521,509       17,310,971          115,624
 Unrealized appreciation (depreciation)
  during the period .............................          67,461        2,708,558      (14,725,600)      (1,439,420)
                                                    -------------    -------------    -------------    -------------
   Net increase in net assets resulting
     from operations ............................       5,685,266        8,490,520        6,167,493          189,764

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ..........................      (1,493,592)      (3,277,045)      (6,785,975)      (1,547,324)
 Net realized gain ..............................      (3,307,078)            --        (11,047,532)        (109,150)
  Return of Capital .............................            --               --               --            (45,894)
                                                    -------------    -------------    -------------    -------------
   Total distributions to shareholders ..........      (4,800,670)      (3,277,045)     (17,833,507)      (1,702,368)

NET INCREASE (DECREASE)
  FROM CAPITAL SHARE
  TRANSACTIONS: (NOTE 7) ........................      (2,024,553)      17,153,173       14,617,976        5,714,704
                                                    -------------    -------------    -------------    -------------

     Total increase (decrease) in net assets ....      (1,139,957)      22,366,648        2,951,962        4,202,100

NET ASSETS:
 Beginning of period ............................      45,173,669       76,120,747      204,069,783       14,949,403
                                                    -------------    -------------    -------------    -------------
 End of period ..................................   $  44,033,712    $  98,487,395    $ 207,021,745    $  19,151,503
                                                    =============    =============    =============    =============

 Accumulated undistributed net investment
      income (loss) at end of period ............   $     (14,886)   $     129,146    $     306,151    $        --
                                                    =============    =============    =============    =============



                             See accompanying notes.
--------------------------------------------------------------------------------
                                       104

FOR THE YEAR ENDED DECEMBER 31, 1999,
EXCEPT AS NOTED.


                                                   Series S
                                                   (Social          Series V         Series X         Series Y
                                                  Awareness)         (Value)        (Small Cap)      (Select 25)*
                                                 -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ................   $     573,857    $      87,738    $         551    $     (14,633)
 Net realized gain (loss) ....................      (1,435,718)       1,899,622        2,994,127         (345,313)
 Unrealized appreciation
   during the period .........................      33,398,262        2,730,527       10,530,439        4,399,329
                                                 -------------    -------------    -------------    -------------
   Net increase in net assets
    resulting from operations ................      32,536,401        4,717,887       13,525,117        4,039,383

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .......................      (1,071,702)        (131,193)         (13,341)            --
 Net realized gain ...........................      (7,109,000)      (1,445,598)      (1,085,535)            --
 Return of capital ...........................          (3,344)            --               --               --
                                                 -------------    -------------    -------------    -------------
   Total distributions to shareholders .......      (8,184,046)      (1,576,791)      (1,098,876)            --

NET INCREASE FROM CAPITAL SHARE
     TRANSACTIONS: (NOTE 7) ..................      59,582,895       21,220,516       26,047,626       27,359,680
                                                 -------------    -------------    -------------    -------------

     Total increase in net assets ............      83,935,250       24,361,612       38,473,867       31,399,063

NET ASSETS:
 Beginning of period .........................     152,640,542       18,523,126        5,620,973             --
                                                 -------------    -------------    -------------    -------------
 End of period ...............................   $ 236,575,792    $  42,884,738    $  44,094,840    $  31,399,063
                                                 =============    =============    =============    =============

 Accumulated undistributed net investment
      income (loss) at end of period .........   $        --      $        --      $        --      $        --
                                                 =============    =============    =============    =============


*Period May 3, 1999 (inception) through December 31, 1999.

                             See accompanying notes.
--------------------------------------------------------------------------------
                                       105

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                         Series B         Series C        Series D       Series E
                                                       Series A          (Growth-          (Money        (Worldwide    (High Grade
                                                       (Growth)           Income)          Market)         Equity)       Income)
                                                    --------------    --------------    ------------    ------------  ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income ..........................   $    6,571,082    $   24,733,030    $  7,061,247    $  2,936,510  $  9,064,282
 Net realized gain ..............................       43,677,682       417,467,664            --        30,651,579     1,732,602
 Unrealized appreciation (depreciation)
   during the period ............................      211,484,476      (351,732,956)         49,595      24,704,566      (127,525)
                                                    --------------    --------------    ------------    ------------  ------------
   Net increase in net assets resulting
     from operations ............................      261,733,240        90,467,738       7,110,842      58,292,655    10,669,359

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income ..........................       (5,787,007)      (20,380,169)     (6,397,306)     (4,184,565)   (8,568,936)
 Net realized gain ..............................      (73,869,447)     (129,457,129)           --       (23,945,010)         --
                                                    --------------    --------------    ------------    ------------  ------------
   Total distributions to shareholders ..........      (79,656,454)     (149,837,298)     (6,397,306)    (28,129,575)   (8,568,936)

NET INCREASE FROM CAPITAL SHARE
    TRANSACTIONS: (NOTE 7) ......................      125,326,240        58,045,914      29,355,040      33,849,484    11,713,225
                                                    --------------    --------------    ------------    ------------  ------------

     Total increase (decrease) in net assets ....      307,403,026        (1,323,646)     30,068,576      64,012,564    13,813,648

NET ASSETS:
 Beginning of period ............................      999,928,967     1,198,302,421      98,014,830     285,781,661   140,908,535
                                                    --------------    --------------    ------------    ------------  ------------
 End of period ..................................   $1,307,331,993    $1,196,978,775    $128,083,406    $349,794,225  $154,722,183
                                                    ==============    ==============    ============    ============  ============

 Undistributed net investment income at
   end of year ..................................   $    6,161,057    $   24,610,214    $  6,785,948    $  1,148,489  $  8,846,810
                                                    ==============    ==============    ============    ============  ============


                             See accompanying notes.
-------------------------------------------------------------------------------
                                       106

FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                      Series K       Series M       Series N
                                                       Series J       (Global      (Specialized     (Managed         Series O
                                                      (Emerging      Aggressive        Asset          Asset          (Equity
                                                        Growth)         Bond)        Allocation)   Allocation)        Income)
                                                     ------------    -----------    -----------    -----------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income (loss) ....................   $   (488,607)   $ 1,568,224    $   615,103    $ 1,351,512    $   3,581,134
 Net realized gain (loss) ........................     38,692,459        (43,718)     2,680,838        (27,454)       9,127,147
 Unrealized appreciation (depreciation)
  during the period ..............................      5,868,580       (585,308)     2,181,450      8,340,157        2,309,610
                                                     ------------    -----------    -----------    -----------    -------------
   Net increase in net assets resulting
     from operations .............................     44,072,432        939,198      5,477,391      9,664,215       15,017,891

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 In excess of net investment income ..............     (1,431,865)          --             --             --               --
 Net investment income ...........................           --       (1,241,557)      (959,469)      (745,652)      (2,449,984)
 Net realized gain ...............................    (23,930,511)      (229,064)    (2,398,671)      (466,032)      (5,928,963)
                                                     ------------    -----------    -----------    -----------    -------------

     Total distributions to shareholders .........    (25,362,376)    (1,470,621)    (3,358,140)    (1,211,684)      (8,378,947)

NET INCREASE (DECREASE)
  FROM CAPITAL SHARE
  TRANSACTIONS: (NOTE 7) .........................     26,273,852     (1,119,728)    (5,324,392)    29,486,414       47,039,536
                                                     ------------    -----------    -----------    -----------    -------------
      Total increase (decrease) in net assets ....     44,983,908     (1,651,151)    (3,205,141)    37,938,945
                                                                                                                     53,678,480

NET ASSETS:
 Beginning of year ...............................    226,297,440     14,678,671     48,378,810     38,181,802      150,391,303
                                                     ------------    -----------    -----------    -----------    -------------
 End of year .....................................   $271,281,348    $13,027,520    $45,173,669    $76,120,747    $ 204,069,783
                                                     ============    ===========    ===========    ===========    =============

 Undistributed net investment income at
   end of year ...................................   $       --      $      --      $   635,203    $ 1,302,811    $   3,516,121
                                                     ============    ===========    ===========    ===========    =============


                             See accompanying notes.
--------------------------------------------------------------------------------
                                       107

FOR THE YEAR ENDED DECEMBER 31, 1998


                                                                   Series S
                                                 Series P          (Social         Series V          Series X
                                               (High Yield)       Awareness)        (Value)        (Small Cap)
                                               -------------    -------------    -------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income .....................   $     899,449    $     519,719    $      53,017    $       9,957
 Net realized gain (loss) ..................          22,641        7,420,553          626,418         (582,156)
 Unrealized appreciation (depreciation)
   during the period .......................        (341,245)      24,109,291        1,175,313        1,112,790
                                               -------------    -------------    -------------    -------------
   Net increase in net assets
     resulting from operations .............         580,845       32,049,563        1,854,748          540,591

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income .....................      (1,158,950)        (252,822)         (81,597)          (5,176)
 Net realized gain .........................        (105,911)      (2,781,038)        (365,630)            --
                                               -------------    -------------    -------------    -------------
   Total distributions to shareholders .....      (1,264,861)      (3,033,860)        (447,227)          (5,176)

NET INCREASE FROM CAPITAL SHARE
    TRANSACTIONS: (NOTE 7) .................       8,866,252       34,293,181       10,624,608        2,445,574
                                               -------------    -------------    -------------    -------------

     Total increase in net assets ..........       8,182,236       63,308,884       12,032,129        2,980,989

NET ASSETS:
 Beginning of period .......................       6,767,167       89,331,658        6,490,997        2,639,984
                                               -------------    -------------    -------------    -------------
 End of period .............................   $  14,949,403    $ 152,640,542    $  18,523,126    $   5,620,973
                                               =============    =============    =============    =============

 Undistributed net investment income at
   end of period ...........................   $      26,415    $     519,719    $        --      $       8,547
                                               =============    =============    =============    =============



                             See accompanying notes.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SERIES A (GROWTH)                                                          FISCAL YEARS ENDED DECEMBER 31
                                                      -------------------------------------------------------------------------
                                                         1999            1998(e)         1997(e)        1996(e)        1995(e)
                                                      ----------       ----------       --------       ---------      ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    34.27       $    29.39       $  24.31       $  21.03       $  16.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         0.11             0.17           0.16           0.18           0.18
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         2.56             7.05           6.75           4.50           5.65
                                                      ----------       ----------       --------       --------       --------
Total from Investment Operations ..................         2.67             7.22           6.91           4.68           5.83
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............        (0.27)           (0.17)         (0.18)         (0.20)         (0.15)
Distributions (from Realized Gains) ...............        (1.16)           (2.17)         (1.65)         (1.20)         (0.65)
                                                      ----------       ----------       --------       --------       --------
   Total Distributions ............................        (1.43)           (2.34)         (1.83)         (1.40)         (0.80)
                                                      ----------       ----------       --------       --------       --------
NET ASSET VALUE END OF PERIOD .....................   $    35.51       $    34.27       $  29.39       $  24.31       $  21.03
                                                      ==========       ==========       ========       ========       ========
TOTAL RETURN (b) ..................................          8.1%            25.4%          28.7%          22.7%          36.8%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $1,396,995       $1,307,332       $999,929       $714,591       $519,891
Ratio of Expenses to Average Net Assets ...........         0.81%            0.81%          0.81%          0.83%          0.83%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         0.31%            0.59%          0.66%          0.90%          1.21%
Portfolio Turnover Rate ...........................           49%              39%            61%            57%            83%

------------------------------------------------------------------------------------------------------------------------------------

SERIES B (GROWTH-INCOME)                                                   FISCAL YEARS ENDED DECEMBER 31
                                                      -----------------------------------------------------------------
                                                         1999        1998(e)       1997(e)        1996(e)      1995(e)
                                                      -----------  -----------   -----------     ----------   ---------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $     39.81  $     41.60   $     35.40     $   33.95    $   26.54
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................          0.57         0.83          0.72          0.83         0.79
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         (0.65)        2.60          8.47          5.16         7.16
                                                      -----------  -----------   -----------     ---------    ---------
Total from Investment Operations ..................         (0.08)        3.43          9.19          5.99         7.95
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............         (0.85)       (0.71)        (0.86)        (0.78)       (0.54)
Distributions (from Realized Gains) ...............        (14.49)       (4.51)        (2.13)        (3.76)        --
                                                      -----------  -----------   -----------     ---------    ---------
   Total Distributions ............................        (15.34)       (5.22)        (2.99)        (4.54)       (0.54)
                                                      -----------  -----------   -----------     ---------    ---------
NET ASSET VALUE END OF PERIOD .....................   $     24.39  $     39.81   $     41.60     $   35.40    $   33.95
                                                      ===========  ===========   ===========     =========    =========
TOTAL RETURN (b) ..................................           1.5%         7.9%         26.5%         18.3%        30.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $ 1,051,832  $ 1,196,979   $ 1,198,302     $ 956,586    $ 795,113
Ratio of Expenses to Average Net Assets ...........          0.82%        0.80%         0.83%         0.84%        0.83%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          2.00%        2.02%         1.89%         2.56%        2.70%
Portfolio Turnover Rate ...........................            73%         119%           62%           58%          94%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES C (MONEY MARKET)                                                    FISCAL YEARS ENDED DECEMBER 31
                                                      ---------------------------------------------------------------------------
                                                        1999(a)        1998(a)(e)       1997(e)        1996(a)(e)        1995(e)
                                                      -----------     -----------     -----------     -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $     12.53     $     12.53     $     12.56     $     12.34     $     12.27
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................          0.57            0.68            0.79            0.61            0.74
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         (0.01)          (0.06)          (0.15)           0.01           (0.08)
                                                      -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ..................          0.56            0.62            0.64            0.62            0.66
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............         (1.05)          (0.62)          (0.67)          (0.40)          (0.59)
Distributions (from Realized Gains) ...............          --              --              --              --              --
                                                      -----------     -----------     -----------     -----------     -----------
   Total Distributions ............................         (1.05)          (0.62)          (0.67)          (0.40)          (0.59)
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE END OF PERIOD .....................   $     12.04     $     12.53     $     12.53     $     12.56     $     12.34
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN (b) ..................................           4.6%            5.1%            5.2%            5.1%            5.4%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   153,589     $   128,083     $    98,015     $   128,672     $   105,436
Ratio of Expenses to Average Net Assets ...........          0.57%           0.57%           0.58%           0.58%           0.60%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          4.61%           4.99%           5.04%           4.89%           5.27%
Portfolio Turnover Rate ...........................          --              --              --              --              --

------------------------------------------------------------------------------------------------------------------------------------

SERIES D (WORLDWIDE EQUITY)                                                    FISCAL YEARS ENDED DECEMBER 31
                                                      ---------------------------------------------------------------------------
                                                         1999           1998           1997            1996              1995
                                                      -----------    -----------    -----------     -----------       -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $      6.74    $      6.14    $      6.14     $      5.56       $      5.07
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................          0.02           0.03           0.04            0.03              0.05
Net Gain (Loss) on Securities
 (realized and unrealized) ........................          3.29           1.18           0.38            0.93              0.50
                                                      -----------    -----------    -----------     -----------       -----------
Total from Investment Operations ..................          3.31           1.21           0.42            0.96              0.55
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............          --            (0.09)         (0.13)          (0.20)             --
Distributions (from Realized Gains) ...............         (0.97)         (0.52)         (0.29)          (0.18)            (0.06)
                                                      -----------    -----------    -----------     -----------       -----------
   Total Distributions ............................         (0.97)         (0.61)         (0.42)          (0.38)            (0.06)
                                                      -----------    -----------    -----------     -----------       -----------
NET ASSET VALUE END OF PERIOD .....................   $      9.08    $      6.74    $      6.14     $      6.14       $      5.56
                                                      ===========    ===========    ===========     ===========       ===========
TOTAL RETURN (b) ..................................          53.7%          20.1%           6.5%           17.5%             10.9%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   525,748    $   349,794    $   285,782     $   247,026       $   177,781
Ratio of Expenses to Average Net Assets ...........          1.21%          1.26%          1.24%           1.30%             1.31%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          0.32%          0.92%          0.74%           0.74%             0.90%
Portfolio Turnover Rate ...........................            76%           166%           129%            115%              169%

--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SERIES E (HIGH GRADE INCOME)                                                FISCAL YEARS ENDED DECEMBER 31
                                                     -------------------------------------------------------------------------------
                                                         1999            1998(e)         1997(e)          1996(e)         1995(e)
                                                      -----------     -----------     -----------      -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $     12.42     $     12.25     $     12.00      $     12.86     $     11.52
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................          0.76            0.74            0.86             0.75            0.74
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         (1.22)           0.19            0.31            (0.85)           1.36
                                                      -----------     -----------     -----------      -----------     -----------
Total from Investment Operations ..................         (0.46)           0.93            1.17            (0.10)           2.10
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............         (1.41)          (0.76)          (0.92)           (0.76)          (0.76)
Distributions (from Realized Gains) ...............          --              --              --               --              --
                                                      -----------     -----------     -----------      -----------     -----------
   Total Distributions ............................         (1.41)          (0.76)          (0.92)           (0.76)          (0.76)
                                                      -----------     -----------     -----------      -----------     -----------
NET ASSET VALUE END OF PERIOD .....................   $     10.55     $     12.42     $     12.25      $     12.00     $     12.86
                                                      ===========     ===========     ===========      ===========     ===========
TOTAL RETURN (b) ..................................          (3.8%)           8.0%           10.0%            (0.7%)          18.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   136,632     $   154,722     $   140,909      $   134,041     $   125,652
Ratio of Expenses to Average Net Assets ...........          0.82%           0.83%           0.83%            0.83%           0.85%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          6.34%           6.31%           6.67%            6.77%           6.60%
Portfolio Turnover Rate ...........................            25%             70%            106%             232%            180%

------------------------------------------------------------------------------------------------------------------------------------

SERIES H (ENHANCED INDEX)                        FISCAL PERIOD ENDED DECEMBER 31
                                                 -------------------------------

                                                                1999(i)
                                                               --------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................         10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................          0.04
Net Gain (Loss) on Securities
 (realized and unrealized)..............................          1.19
                                                               -------
Total from investment operations........................          1.23
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................         (0.04)
Distributions (from Capital Gains)......................         (0.04)
                                                               -------
   Total Distributions..................................         (0.08)
                                                               -------
NET ASSET VALUE END OF PERIOD...........................         11.15
                                                               =======
TOTAL RETURN (b)........................................          12.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................        25,023
Ratio of Expenses to Average Net Assets.................          1.04%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................          0.82%
Portfolio Turnover Rate.................................            52%


--------------------------------------------------------------------------------

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SERIES I (INTERNATIONAL)                         FISCAL PERIOD ENDED DECEMBER 31
                                                 -------------------------------

                                                        1999(d)(i)
                                                        ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............     $   10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         (0.04)
Net Gain (Loss) on Securities
 (realized and unrealized) ........................          3.04
                                                        ---------
Total from Investment Operations ..................          3.00
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............            --
Distributions (from Realized Gains) ...............            --
                                                        ---------
   Total Distributions ............................            --
                                                        ---------
NET ASSET VALUE END OF PERIOD .....................     $   13.00
                                                        =========
TOTAL RETURN (b) ..................................          30.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............       $ 9,857
Ratio of Expenses to Average Net Assets ...........          2.25%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          (0.7%)
Portfolio Turnover Rate ...........................            98%

------------------------------------------------------------------------------------------------------------------------------------

SERIES J (MIDCAP)                                                             FISCAL YEARS  DECEMBER 31
                                                     -------------------------------------------------------------------------
                                                       1999          1998(e)         1997(e)         1996(e)         1995(e)
                                                     ---------     -----------     -----------     -----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............  $   22.51     $     21.33     $     18.25     $     16.06     $     13.44
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................      (0.05)          (0.04)          (0.03)          (0.04)           0.04
Net Gain (Loss) on Securities
 (realized and unrealized) ........................      11.65            3.70            3.67            2.93            2.58
                                                     ---------     -----------     -----------     -----------     -----------
Total from Investment Operations ..................      11.60            3.66            3.64            2.89            2.62
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............       --             (0.14)          (0.06)          (0.03)           --
Distributions (from Realized Gains) ...............      (3.96)          (2.34)          (0.50)          (0.67)           --
                                                     ---------     -----------     -----------     -----------     -----------
   Total Distributions ............................      (3.96)          (2.48)          (0.56)          (0.70)           --
                                                     ---------     -----------     -----------     -----------     -----------
NET ASSET VALUE END OF PERIOD .....................  $   30.15     $     22.51     $     21.33     $     18.25     $     16.06
                                                     =========     ===========     ===========     ===========     ===========
TOTAL RETURN (b) ..................................       61.9%           18.0%           20.0%           18.0%           19.5%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............  $ 429,528     $   271,281     $   226,297     $   148,421     $    93,379
Ratio of Expenses to Average Net Assets ...........       0.82%           0.82%           0.82%           0.84%           0.84%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................      (0.25%)         (0.21%)         (0.11%)         (0.21%)          0.26%
Portfolio Turnover Rate ...........................         55%             94%            107%            123%            202%


--------------------------------------------------------------------------------
                                       112

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES K (GLOBAL STRATEGIC INCOME)                                              FISCAL PERIOD ENDED DECEMBER 31
                                                      --------------------------------------------------------------------------
                                                        1999(k)        1998(d)        1997(d)        1996(d)      1995(a)(c)(d)
                                                      ----------     ----------     ----------     ----------     --------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $     9.56     $    10.06     $    10.72     $    10.22     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         0.79           1.02           1.12           0.90           0.54
Net Gain (Loss) on Securities
 (realized and unrealized) ........................        (0.68)         (0.32)         (0.56)          0.50           0.22
                                                      ----------     ----------     ----------     ----------     ----------
Total from Investment Operations ..................         0.11           0.70           0.56           1.40           0.76
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............         --            (1.02)         (0.94)         (0.77)         (0.47)
Distributions (from Realized Gains) ...............        (0.06)         (0.18)         (0.28)         (0.13)         (0.04)
Return of Capital .................................         --             --             --             --            (0.03)
                                                      ----------     ----------     ----------     ----------     ----------
   Total Distributions ............................        (0.06)         (1.20)         (1.22)         (0.90)         (0.54)
                                                      ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .....................   $     9.61     $     9.56     $    10.06     $    10.72     $    10.22
                                                      ==========     ==========     ==========     ==========     ==========
TOTAL RETURN (b) ..................................          1.2%           6.9%           5.4%          13.7%           7.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   11,369     $   13,028     $   14,679     $   12,720     $    5,678
Ratio of Expenses to Average Net Assets ...........         1.62%          1.13%          0.64           0.84%          1.63%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         7.80%         10.85%          9.81%         10.79%         11.03%
Portfolio Turnover Rate ...........................          208%            57%            85%            86%           127%

------------------------------------------------------------------------------------------------------------------------------------

SERIES M (GLOBAL TOTAL RETURN)                                                 FISCAL PERIOD ENDED DECEMBER 31
                                                               ----------------------------------------------------------
                                                                1999(k)      1998       1997(j)      1996      1995(a)(c)
                                                               --------     -------    --------    --------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................        $ 12.87    $ 12.29     $ 12.05     $ 10.71     $ 10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................           0.15       0.20        0.16        0.15        0.17
Net Gain (Loss) on Securities
 (realized and unrealized)..............................           1.49       1.33        0.59        1.36        0.54
                                                                -------    -------     -------     -------     -------
Total from Investment Operations........................           1.64       1.53        0.75        1.51        0.71
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................          (0.44)     (0.27)      (0.26)      (0.12)         --
Distributions (from Realized Gains).....................          (0.98)     (0.68)      (0.25)      (0.05)         --
                                                                -------    -------     -------     -------     -------
   Total Distributions..................................          (1.42)     (0.95)      (0.51)      (0.17)         --
                                                                -------    -------     -------     -------     -------
NET ASSET VALUE END OF PERIOD...........................        $ 13.09    $ 12.87     $$12.29     $ 12.05     $ 10.71
                                                                =======    =======     =======     =======     =======
TOTAL RETURN (b)........................................           14.0%      12.6%        6.2%       14.2%       7.1%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................        $44,034    $45,174     $48,379     $38,396     $15,976
Ratio of Expenses to Average Net Assets.................           1.36%      1.24%       1.26%       1.34%      1.94%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................           1.09%      1.33%       1.71%       2.73%      3.20%
Portfolio Turnover Rate.................................            155%        49%         64%         40%       181%


--------------------------------------------------------------------------------
                                       113

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SERIES N (MANAGED ASSET ALLOCATION)                                             FISCAL PERIOD ENDED DECEMBER 31
                                                      ---------------------------------------------------------------------
                                                         1999           1998           1997        1996         1995(a)(c)
                                                      ----------     -----------    ----------   ----------     -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    16.01     $    13.88     $    12.02   $    10.73     $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         0.38           0.26           0.24         0.19         0.16
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         1.15           2.26           1.96         1.18         0.57
                                                      ----------     ----------     ----------   ----------     --------
Total from Investment Operations ..................         1.53           2.52           2.20         1.37         0.73
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............        (0.60)         (0.24)         (0.21        (0.07)        --
Distributions (from Realized Gains) ...............         --            (0.15)         (0.13        (0.01)        --
                                                      ----------     ----------     ----------   ----------     --------
   Total Distributions ............................        (0.60)         (0.39)         (0.34        (0.08)        --
                                                      ----------     ----------     ----------   ----------     --------
NET ASSET VALUE END OF PERIOD .....................   $    16.94     $    16.01     $    13.88   $    12.02     $  10.73
                                                      ==========     ==========     ==========   ==========     ========
TOTAL RETURN (b) ..................................          9.7%          18.4%          18.4         12.8%         7.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   98,487     $   76,121     $   38,182   $   23,345     $ 10,580
Ratio of Expenses to Average Net Assets ...........         1.17%          1.22%          1.35         1.45%        1.90%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         2.45%          2.49%          2.71         2.67%        2.80%
Portfolio Turnover Rate ...........................           24%            10%            28           41%          26%

------------------------------------------------------------------------------------------------------------------------------------

SERIES O (EQUITY INCOME)                                                      FISCAL PERIOD ENDED DECEMBER 31
                                                               ---------------------------------------------------------
                                                                 1999        1998        1997       1996      1995(a)(c)
                                                               --------   --------    --------    --------    ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD.....................       $  18.35   $  17.62    $  14.01    $  11.70    $  10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss)............................           0.30       0.29        0.19        0.17        0.17
Net Gain (Loss) on Securities
 (realized and unrealized)..............................           0.19       1.30        3.77        2.17        1.53
                                                               --------   --------    --------    --------    --------
Total from Investment Operations........................           0.49       1.59        3.96        2.34        1.70
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income)..................          (0.59)     (0.25)      (0.14)      (0.03)         --
Distributions (from Realized Gains).....................          (0.98)     (0.61)      (0.21)         --          --
                                                               --------   --------    --------    --------    --------
   Total Distributions..................................          (1.57)     (0.86)      (0.35)      (0.03)         --
                                                               --------   --------    --------    --------    --------
NET ASSET VALUE END OF PERIOD...........................       $  17.27   $  18.35    $  17.62    $  14.01    $  11.70
                                                               ========   ========    ========    ========    ========
TOTAL RETURN (b)........................................            3.1%       9.0%       28.4%       20.0%       17.0%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands)....................       $207,022   $204,070    $150,391    $ 62,377    $ 13,528
Ratio of Expenses to Average Net Assets.................           1.09%      1.08%       1.09%       1.15%       1.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets............................................           1.66%      1.93%       2.31%       2.62%       3.00%
Portfolio Turnover Rate.................................             35%        20%         21%         22%          3%


--------------------------------------------------------------------------------
                                       114

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD



SERIES P (HIGH YIELD)                                               FISCAL PERIOD ENDED DECEMBER 31
                                                      -------------------------------------------------------
                                                        1999(d)      1998(d)(e)     1997(d)(e)     1996(d)(f)
                                                      ----------     ----------     ----------    -----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    16.80     $    17.60     $    15.99     $    15.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         1.30           0.89           0.68           0.51
Net Gain (Loss) on Securities
 (realized and unrealized) ........................        (1.08)          0.12           1.43           0.48
                                                      ----------     ----------     ----------     ----------
Total from Investment Operations ..................         0.22           1.01           2.11           0.99
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............        (1.37)         (1.63)         (0.42)          --
Distributions (from Realized Gains) ...............        (0.10)         (0.18)         (0.08)          --
Return of Capital .................................        (0.04)          --             --             --
                                                      ----------     ----------     ----------     ----------
   Total Distributions ............................        (1.51)         (1.81)         (0.50)          --
                                                      ----------     ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .....................   $    15.51     $    16.80     $    17.60     $    15.99
                                                      ==========     ==========     ==========     ==========
TOTAL RETURN (b) ..................................          1.3%           5.8%          13.4%           6.6%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   19,152     $   14,949     $    6,767     $    2,665
Ratio of Expenses to Average Net Assets ...........         0.18%          0.18%          0.31%          0.28%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         8.55%          8.17%          8.58%          8.24%
Portfolio Turnover Rate ...........................           29%            87%            77%           151%

------------------------------------------------------------------------------------------------------------------------------------

SERIES S (SOCIAL AWARENESS)                                                     FISCAL PERIOD ENDED DECEMBER 31
                                                      ----------------------------------------------------------------------------
                                                         1999           1998(e)         1997(e)        1996(e)          1995(e)
                                                      -----------     -----------     -----------    ------------     ------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $     28.40     $     22.25     $     19.08     $     16.49     $     12.97
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................          0.07            0.09            0.06            0.03            0.09
Net Gain (Loss) on Securities
 (realized and unrealized) ........................          4.60            6.78            4.21            3.07            3.51
                                                      -----------     -----------     -----------     -----------     -----------
Total from Investment Operations ..................          4.67            6.87            4.27            3.10            3.60
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............         (0.16)          (0.06)          (0.04)          (0.08)          (0.08)
Distributions (from Realized Gains) ...............         (1.20)          (0.66)          (1.06)          (0.43)           --
   Total Distributions ............................         (1.36)          (0.72)          (1.10)          (0.51)          (0.08)
                                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE END OF PERIOD .....................   $     31.71     $     28.40     $     22.25     $     19.08     $     16.49
                                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN (b) ..................................          17.2%           31.4%           22.7%           18.8%           27.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   236,576     $   152,641     $    89,332     $    57,497     $    36,830
Ratio of Expenses to Average Net Assets ...........          0.82%           0.82%           0.83%           0.84%           0.86%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................          0.29%           0.47%           0.35%           0.30%           0.75%
Portfolio Turnover Rate ...........................            24%             23%             49%             67%            122%


--------------------------------------------------------------------------------
                                       115

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


SERIES V (VALUE)                                            FISCAL PERIOD ENDED DECEMBER 31
                                                      -------------------------------------------
                                                         1999          1998(d)      1997(a)(d)(g)
                                                      ----------     ----------     -------------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    14.83     $    13.13     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         0.03           0.03           0.12
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         2.66           2.14           3.01
                                                      ----------     ----------     ----------
Total from Investment Operations ..................         2.69           2.17           3.13
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............        (0.05)         (0.08)          --
Distributions (from Realized Gains) ...............        (0.74)         (0.39)          --
                                                      ----------     ----------     ----------
   Total Distributions ............................        (0.79)         (0.47)          --
                                                      ----------     ----------     ----------
NET ASSET VALUE END OF PERIOD .....................   $    16.73     $    14.83     $    13.13
                                                      ==========     ==========     ==========
TOTAL RETURN (b) ..................................         18.9%          16.6%          31.3%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   42,885     $   18,523     $    6,491
Ratio of Expenses to Average Net Assets ...........         0.84%          0.71%          0.40%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         0.32%          0.42%          1.55%
Portfolio Turnover Rate ...........................           57%            72%            79%

------------------------------------------------------------------------------------------------------------------------------------

SERIES X (SMALL COMPANY)                                     FISCAL PERIOD ENDED DECEMBER 31
                                                      -------------------------------------------
                                                        1999(d)          1998(d)       1997(d)(h)
                                                      ----------       ----------     ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............   $    10.67       $     9.60     $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................         --               0.02           0.01
Net Gain (Loss) on Securities
 (realized and unrealized) ........................         9.27             1.07          (0.41)
                                                      ----------       ----------     ----------
Total from Investment Operations ..................         9.27             1.09          (0.40)
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............        (0.02)           (0.02)          --
Distributions (from Realized Gains) ...............        (0.52)            --             --
                                                      ----------       ----------     ----------
   Total Distributions ............................        (0.54)           (0.02)          --
                                                      ----------       ----------     ----------
NET ASSET VALUE END OF PERIOD .....................   $    19.40       $    10.67     $     9.60
                                                      ==========       ==========     ==========
TOTAL RETURN (b) ..................................         87.2%            11.5%          (4.0%)
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............   $   44,095       $    5,621     $    2,640
Ratio of Expenses to Average Net Assets ...........         0.57%            0.59%          0.98%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................         --               0.26%          0.73%
Portfolio Turnover Rate ...........................          283%             367%           402%


--------------------------------------------------------------------------------
                                       116

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

SERIES Y (SELECT 25)                         FISCAL PERIOD ENDED DECEMBER 31
                                             -------------------------------

                                                           1999(i)
                                                          ----------
PER SHARE DATA
NET ASSET VALUE BEGINNING OF PERIOD ...............       $    10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Income (Loss) ......................            (0.01)
Net Gain (Loss) on Securities
 (realized and unrealized) ........................             2.38
                                                          ----------
Total from Investment Operations ..................             2.37
LESS DISTRIBUTIONS:
Dividends (from Net Investment Income) ............             --
Distributions (from Realized Gains) ...............             --
                                                          ----------
   Total Distributions ............................             --
                                                          ----------
NET ASSET VALUE END OF PERIOD .....................       $    12.37
                                                          ==========
TOTAL RETURN (a) ..................................             23.7%
RATIOS/SUPPLEMENTAL DATA
Net Assets End of Period (thousands) ..............       $   31,399
Ratio of Expenses to Average Net Assets ...........             0.97%
Ratio of Net Investment Income (Loss) to Average
  Net Assets ......................................            (0.16%)
Portfolio Turnover Rate ...........................               54%

--------------------------------------------------------------------------------

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.
(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a series of SBL Fund are available only through the purchase of such products.
(c) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
(d) Fund expenses for Series I, K, P, V and X were reduced by the Investment Manager during the period. Expense ratios absent such reimbursement would have been as follows:

                1995    1996    1997    1998    1999
                ----    ----    ----    ----    ----
     Series I   --      --      --      --      4.20%
     Series K   2.03%   1.59%   1.39%   1.66%     --
     Series P   --      1.11%   1.14%   0.93%   0.86%
     Series V   --      --      1.14%   0.89%     --
     Series X   --      --      1.98%   1.59%   1.33%

(e) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

               1995    1996    1997    1998
               ----    ----    ----    ----
     Series A  0.83%   0.83%   0.81%   0.81%
     Series B  0.83%   0.84%   0.83%   0.80%
     Series C  0.60%   0.58%   0.58%   0.57%
     Series E  0.85%   0.83%   0.83%   0.83%
     Series J  0.83%   0.84%   0.82%   0.82%
     Series P   --      --     0.31%   0.18%
     Series S  0.84%   0.84%   0.83%   0.82%

(f) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.
(g) Series V was initially capitalized on May 1, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(h) Series X was initially capitalized on October 15, 1997, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.
(i) Series H, I and Y were initially capitalized on May 3, 1999, with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.
(j) Meridian Investment Management Corporation (Meridian) became the sub-advisor of Series M (Global Total Return Series) effective August 1, 1997. Prior to August 1, 1997, SMC paid Templeton/Franklin Investment Services, Inc. and Meridian for research services provided to Series M.
(k) Wellington Management Company became Subadvisor for Series K and M on May 15, 1999. Prior to May 15, Meridian Investment Management served as Subadvisor to Series M.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

     1. SIGNIFICANT ACCOUNTING POLICIES
     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Each series, in effect, represents a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based on the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing service. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.
     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.
     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The funds which invest in foreign securities and currencies do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.
     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, I, K, M, N, O and X may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage the effect of changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counter party does not perform under the contract.
     D. FUTURES - The Fund may utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, minimizing transaction costs, and hedging possible variations in foreign exchange rates. Series A, H, I, J, Kand M may purchase or sell financial and foreign currency futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based on their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires.
     E. OPTIONS WRITTEN - The Fund may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell, respectively, (and the writer the obligation to sell or purchase) a security at a specified price, until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter party to meet the terms of the contract.

--------------------------------------------------------------------------------

DECEMBER 31, 1999

     E. OPTIONS WRITTEN (CONTINUED)
The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.
     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized, except for Series K, which does amortize premiums and discounts on debt securities.
     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.
     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.
     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.
     J. USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, H, J, K, P, S, V and Y, 1.00% for Series D, M, N, O and X and 1.10% for Series I. SMC waived all of the management fees for Series P and X through November 30, 1999.
     SMC pays OppenheimerFunds, Inc. an annual fee equal to a percentage of the average daily closing value of the combined average daily net assets of SBL Series D and another Fund managed by SMC, Security Equity Fund Global Series, computed on a daily basis as follows:

        Combined Average Daily Net Assets of the Series             Annual Fees
        -----------------------------------------------             -----------
        $0 to $300 Million........................................    .35%
        $300 Million to $750 Million..............................    .30%
        $750 million or more......................................    .25%

     The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average daily net assets of Series N and .40% of the average daily net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average daily net assets of Series O and .40% of the average daily net assets in excess of $20,000,000 for management services provided to Series O.
     SMC pays Strong Capital Management, Inc. ("Strong") with respect to Series X, an annual fee based on the combined average net assets of the Series and another Fund managed by SMC, the Small Company Series of Equity Fund as follows:

        Combined Average Daily Net Assets of the Series             Annual Fees
        -----------------------------------------------             -----------
        Less Than $150 Million....................................    .50%
        $150 Million to $500 Million..............................    .45%
        $500 million or more......................................    .40%

     Bankers Trust Company furnishes investment advisory services to Series H and Series I. For such services to Series H, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series H and another Fund, managed by SMC, the Enhanced Index Series of Security Equity Fund as follows:

        Combined Average Daily Net Assets of the Series             Annual Fees
        -----------------------------------------------             -----------
        $0 to $100 Million........................................    .20%
        $100 Million to $300 Million..............................    .15%
        $300 million or more......................................    .13%

     SMC also pays Bankers Trust the following minimum fees with respect to Series H: (i) no minimum fee in the first year the Series H begins operations; and (ii) $100,000 in the Series' second year of operations; and (iii) $200,000 in the third and following years of the Series' operations. For the services provided to Series I, SMC pays Bankers Trust an annual fee equal to a percentage of the average daily closing value of the combined net assets of Series I and another Fund managed by SMC, the International Series of Security Equity Fund, computed on a daily basis as follows:

        Combined Average Daily Net Assets of the Series             Annual Fees
        -----------------------------------------------             -----------
        $0 to $200 Million........................................    .60%
        $200 Million or more......................................    .55%


--------------------------------------------------------------------------------

DECEMBER 31, 1999

     A special meeting of the shareholders of SBL Series K and Series M was held on May 14, 1999. At this meeting, shareholders voted to approve a new subadvisory contract, with respect to each series, effective May 15, 1999, with Wellington Management Company, LLP. Under this new agreement, SMC pays Wellington Management for Series K an annual fee equal to a percentage of the average daily closing value of the average daily net assets of Series K, computed on a daily basis as follows:

        Average Daily Net Assets of the Series                       Annual Fees
        --------------------------------------                       -----------
        Less Than $50 Million.....................................    .50%
        More than $50 Million.....................................    .40%

     Wellington Management has agreed to cap its fee at .40% of Series K's net assets for the first year.

     For the services provided to Series M under the agreement, SMC pays Wellington Management an annual fee equal to a percentage of the average daily closing value of the net assets of Series M, according to the following schedule:

        Average Daily Net Assets of the Series                       Annual Fees
        --------------------------------------                       -----------
        $0 to $50 million.........................................    .50%
        $50 million to $100 million...............................    .40%
        $100 million to $250 million..............................    .35%
        $250 million or more......................................    .30%

     Wellington Management has agreed to cap its fee at .45% of Series M's net assets for the first year.

     The investment advisory contract between SBL Fund and SMC provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the period ended December 31, 1999, SMC agreed to limit the total expenses for Series K, M, P, V and X to an annual rate of 2% of the average daily net asset value of each respective Series, limit Series I at an annual rate of 2.25% and limit Series H and Y to an annual rate of 1.75%.
     The Fund has entered into a contract with SMC for transfer agent services and administrative services provided to the Fund. The charges paid by the fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund (except Series H, X and Y), plus the greater of .10% of the average daily net assets of Series D, K, M and N, or $60,000. SMC also receives from Series I the greater of .10% of the average daily net assets or (i) $30,000 for the year ending May 31, 2000, (ii) $45,000 for the year ending May 31, 2001, and
(iii) $60,000 thereafter. With respect to Series H, X and Y, SMC receives a fee at an annual rate of .09% of the average daily net assets of the Series.



--------------------------------------------------------------------------------
                                       120

DECEMBER 31, 1999

     3. UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENT SECURITIES
     For federal income tax purposes, the amounts of unrealized appreciation (depreciation) for each Series' investments were as follows:

                                        AGGREGATE GROSS  AGGREGATE GROSS   NET UNREALIZED
                                          UNREALIZED       UNREALIZED       APPRECIATION
                                         APPRECIATION     DEPRECIATION     (DEPRECIATION)
                                        --------------- ----------------   --------------
SERIES A
  (Growth) ..........................   $ 547,518,195   $ (22,504,097)     $ 525,014,098
SERIES B
  (Growth-Income) ...................      36,015,118    (152,218,895)      (116,203,777)
SERIES C
  (Money Market) ....................          50,792         (80,464)           (29,672)
SERIES D
  (Worldwide Equity) ................     161,417,468     (18,796,927)       142,620,541
SERIES E
  (High Grade Income) ...............          47,823     (10,953,263)       (10,905,440)
SERIES H
  (Enhanced Index) ..................       2,997,086      (1,031,239)         1,965,847
SERIES I
  (International) ...................       2,424,285        (172,248)         2,252,037
SERIES J
  (Emerging Growth) .................     174,858,757     (20,818,809)       154,039,948
SERIES K
  (Global Aggressive) ...............         698,912        (624,814)            74,098
SERIES M
  (Specialized Asset Allocation) ....       4,710,793      (2,233,501)        73,931,862
SERIES N
  (Managed Asset Allocation) ........      20,152,096      (4,065,483)        20,464,398
SERIES O
  (Equity Income) ...................      28,418,993     (17,409,576)        11,009,417
SERIES P
  (High Yield) ......................         115,973      (1,765,724)        (1,649,751)
SERIES S
  (Social Awareness) ................      85,019,727      (3,995,365)        81,024,362
SERIES V
  (Value) ...........................       8,282,598      (4,031,321)         4,251,277
SERIES X
  (Small Cap) .......................      11,928,465        (166,304)        11,762,161
SERIES Y
  (Select 25) .......................       4,526,646        (381,292)         4,145,354

     4. INVESTMENT TRANSACTIONS
     Investment transactions for the year ended December 31, 1999, (excluding overnight investments and short-term debt securities) are as follows:

                                                          PROCEEDS
                                          PURCHASES      FROM SALES
                                        ------------   ------------
SERIES A ............................   $623,615,332   $627,590,362
  (Growth)
SERIES B ............................    813,668,284    910,313,352
  (Growth-Income)
SERIES C
  (Money Market)
SERIES D ............................    277,035,391    341,558,955
  (Worldwide Equity)
SERIES E ............................     37,475,593     40,067,613
  (High Grade Income)
SERIES H ............................     24,126,884      4,876,073
  (Enhanced Index)
SERIES I ............................     10,965,526      4,057,150
  (International)
SERIES J ............................    157,748,126    176,223,965
  (Emerging Growth)
SERIES K ............................     21,656,949     22,964,317
  (Global Aggressive)
SERIES M ............................      2,477,292     61,446,242
  (Specialized Asset Allocation)
SERIES N ............................     16,086,613     39,367,005
  (Managed Asset Allocation)
SERIES O
  (Equity Income) ...................     71,547,695     71,573,712
SERIES P
  (High Yield) ......................      9,892,998      4,834,621
SERIES S
  (Social Awareness) ................    106,341,219     46,221,969
SERIES V
  (Value) ...........................     34,351,334     15,125,230
SERIES X
  (Small Cap) .......................     57,125,230     34,633,113
SERIES Y
  (Select 25) .......................     31,299,067      5,256,956

--------------------------------------------------------------------------------

DECEMBER 31, 1999

     5. FORWARD FOREIGN EXCHANGE CONTRACTS
     At December 31, 1999, Series D, Series I, Series K and Series M had the following open forward foreign exchange contracts to buy or sell currency:


                                                                                                                NET UNREALIZED
                                                                                                                --------------
     CONTRACTS                     SETTLEMENT        FOREIGN CURRENCY        AMOUNT TO BE     U.S. $ VALUE       APPRECIATION
     ---------                     ----------    -------------------------   --------------  ---------------    -------------
      TO BUY                          DATE       TO BE DELIVERED IN U.S. $   PAID IN U.S. $  AS OF 12/31/99     (DEPRECIATION)
     ---------                     ----------    -------------------------   --------------  ---------------    -------------
  SERIES I
  --------
Japanese Yen                         1/27/00           21,228,000            $   210,053     $   208,275           $ (1,778)


   SERIES K
   --------
Canadian Dollar                      1/20/00              128,000            $    87,287     $    88,247           $    960
European Monetary Unit     1/12/00 - 1/20/00              182,675                190,649         183,248             (7,401)
Japanese Yen                         1/12/00              900,000                  8,669           8,806                137
Korean Won                  2/9/00 - 2/22/00           39,900,000                 33,776          35,154              1,378
New Zealand Dollar                   2/14/00               42,000                 21,378          21,896                518
Polish Zloty                          3/6/00              242,000                 56,774          57,562                788
Singapore Dollar                      2/9/00               50,782                (30,629)         30,570                (59)
Japan Government
  Bond .9% - 2008                    1/21/00           23,000,000                206,700         208,875              2,175
Japan Government                     1/31/00            8,000,000                 91,096          91,151                 55
  Bond 4.6% - 2008
Japan Government                     1/27/00            9,000,000                 96,308          96,486                178
  Bond 2.9% - 2005
Japan Government                     1/27/00            8,200,000                 84,402          85,254                852
  Bond 2.4% - 2007
                                                                                                                   --------
                                                                                                                   $   (419)
                                                                                                                   ========
   SERIES M
   --------
Australian Dollar                     2/3/00               85,000            $    54,133     $    55,606           $  1,473
British Pound                        1/26/00              111,500                180,827         179,697             (1,130)
Canadian Dollar            1/20/00 - 1/21/00              595,000                405,191         410,219              5,028
Danish Kroner                        6/13/00              806,000                111,560         109,751             (1,809)
European Monetary Unit     1/12/00 - 1/20/00              801,950                845,714         804,488            (41,226)
Japanese Yen               1/12/00 - 1/22/00          222,961,000              2,143,584       2,196,061             52,477
Korean Won                  2/9/00 - 2/22/00           98,700,000                 83,523          86,960              3,437
New Zealand Dollar                   2/14/00              162,000                 82,458          84,455              1,997
Poland Zloty                          3/6/00              336,300                 76,624          79,992              3,368
Singapore Dollar                      2/9/00               99,992                 60,309          60,193               (116)
Swedish Krona                        2/22/00               62,000                  7,470           7,287               (183)
Swiss Franc                          1/20/00               53,400                 34,788          33,436             (1,352)
Japan Government
  Bond .9% - 2008                    1/21/00           71,000,000                637,072         644,788              7,716
Japan Government                     1/31/00           27,000,000                276,917         280,714              3,797
  Bond 4.6% - 2008
Japan Government                     1/27/00           12,000,000                128,411         128,648                237
  Bond 2.9% - 2005
                                                                                                                   --------
                                                                                                                   $ 33,714
                                                                                                                   ========

--------------------------------------------------------------------------------
                                       122

DECEMBER 31, 1999

     5. FORWARD FOREIGN EXCHANGE CONTRACTS (CONTINUED)


                                                                                                               NET UNREALIZED
                                                                                                               --------------
     CONTRACTS                     SETTLEMENT        FOREIGN CURRENCY        AMOUNT TO BE     U.S. $ VALUE      APPRECIATION
     ---------                     ----------        ----------------        ------------     ------------      ------------
      TO SELL                         DATE            TO BE DELIVERED     RECEIVED IN U.S.$  AS OF 12/31/99    (DEPRECIATION)
      -------                         ----            ---------------     -----------------  --------------    --------------

   SERIES I
   --------
Japanese Yen                          1/27/00           21,228,000            $ 208,813         $ 208,275         $     538

   SERIES K
   --------
Canadian Dollar                       1/20/00               65,000            $  43,867         $  44,813         $    (946)
European Monetary Unit      1/12/00 - 1/20/00              922,350              964,930           925,473            39,457
British Pound                         1/26/00              100,450              163,247           161,889             1,358
Japanese Yen                1/12/00 - 2/22/00           19,000,000              183,075           186,230            (3,155)
Korean Won                             2/9/00           13,000,000               11,449            11,454                (5)
Polish Zloty                           3/6/00              132,000               31,132            31,397              (265)
Swedish Krona                         2/22/00              265,000               31,928            31,146               782
United Kingdom Gilt 8.00% - 2021      1/21/00               15,000               36,571            34,564             1,885
                                                                                                                  ---------
                                                                                                                  $  39,111
                                                                                                                  ---------
   SERIES M
   --------
British Pound                         1/26/00                4,650            $   7,574         $  (7,494)        $      80
Canadian Dollar                       1/20/00              125,000               84,360           (86,179)           (1,819)
European Monetary Unit      1/12/00 - 1/20/00              451,000              460,699          (452,490)            8,209
Japanese Yen                1/12/00 - 2/22/00           56,105,000              540,730           549,581            (8,851)
Korean Won                             2/9/00           47,800,000               42,096           (42,115)              (19)
Singapore Dollar                       2/9/00               30,000               17,948           (18,059)             (111)
                                                                                                                  ---------
                                                                                                                  $  (2,511)
                                                                                                                  =========

--------------------------------------------------------------------------------
                                       123

DECEMBER 31, 1999


  6. OPEN FUTURES CONTRACTS
     At December 31, 1999, Series A, H, J, K and Series M had the following open futures contracts:


                                                                                                                     APPRECIATION
                                            NUMBER OF                                                               (DEPRECIATION)
                             POSITION       CONTRACTS        EXPIRATION DATE    CONTRACT AMOUNT     MARKET VALUE      UNREALIZED
                             --------       ---------        ---------------    ---------------     ------------    -------------
SERIES A -
----------
S&P 500 Index                   Long           189                3/17/00          $69,784,733      $70,128,450      $343,717

SERIES H -
---------
S&P 500 Index                   Long            10                3/17/00          $ 3,600,141      $ 3,710,500      $110,359
S&P 500 E-mini Index            Long             5                3/17/00              362,150          371,050         8,900
                                                                                   -----------      -----------      --------
                                                                                   $ 3,962,291      $ 4,081,550      $119,259
                                                                                   ===========      ===========      ========

SERIES J -
---------
S&P 500 Index                   Long            54                3/17/00          $19,167,975      $20,036,700      $868,725

SERIES K -
---------
Euro Bond                       Long             2                3/10/00          $   214,485      $   208,780      $ (5,705)

SERIES M -
---------
ASX All Ordinaries SPI          Short           (7)               3/31/00            $(352,444)     $  (359,364)     $ (6,920)
Australian 10 YR Bond           Long            18                3/16/00            1,581,990        1,590,815         8,825
Great Britain Pound Currency    Long            21                3/15/00            2,123,772        2,124,938         1,166
CAC 40 10 Euro Index            Long            15                3/31/00              821,172          905,769        84,597
Canadian 10 YR Bond             Short           (3)               3/31/00             (243,546)        (244,953)       (1,407)
Canadian Dollar Currency        Short          (10)               3/15/00             (677,830)        (692,200)      (14,370)
Euro Bond                       Short          (14)               3/10/00           (1,523,921)      (1,461,459)       62,462
Euro FX Currency                Long             7                3/13/00              902,962          889,000       (13,962)
UK Long Gilt 10 YR              Short           (1)               3/31/00             (185,938)        (179,560)        6,378
DAX Index                       Long             2                3/17/00              323,561          352,193        28,632
Hang Seng Stock Index           Long             2                1/31/00              213,240          218,306         5,066
IBEX 35 Index                   Long            23                1/21/00            2,764,550        2,706,681       (57,869)
Japanese Yen Currency           Long             5                3/15/00              615,622          618,250         2,628
Japanese 10 YR Bond             Short           (1)               3/13/00             (633,397)        (648,869)      (15,472)
Milan MIB 30 Index              Short           (3)               3/20/00             (590,972)        (652,096)      (61,124)
OMX Index                       Short          (27)               1/28/00             (374,483)        (380,878)       (6,395)
S&P 500 Index                   Long             1                3/17/00              357,558          371,050        13,492
S&P/TSE 60 Index                Short          (10)               3/17/00             (647,396)        (685,730)      (38,334)
Swiss Franc Currency            Short          (12)               3/15/00             (970,116)        (952,050)       18,066
TOPIX Index                     Short           (5)               3/15/00             (785,098)        (836,305)      (51,207)
FTSE 100 Index                  Long            14                3/17/00            1,522,710        1,574,276        51,566
                                                                                   -----------      -----------      --------
                                                                                   $ 4,241,996      $ 4,257,814      $ 15,818
                                                                                   ===========      ===========      ========


At December 31, 1999, each Series had sufficient cash and/or securities to cover any margin requirements under these contracts.


--------------------------------------------------------------------------------
                                       124

DECEMBER 31, 1999


7. CAPITAL SHARE TRANSACTIONS
     The Fund is authorized to issue unlimited number of shares in an unlimited number of classes. Transactions in the capital shares of the Fund were as follows:


                                                                                                               1999        1999
                        1999         1999          1999           1999          1999           1999         INCREASE    INCREASE
                       SHARES       AMOUNT        SHARES         AMOUNT        SHARES         AMOUNT       (DECREASE)  (DECREASE)
                        SOLD         SOLD       REINVESTED     REINVESTED     REDEEMED       REDEEMED        SHARES      AMOUNT
                     ----------   -----------   -----------  -------------   ------------  -------------   ---------- ------------
SERIES A
(Growth)             14,387,875   488,077,127    1,636,189   $  53,778,206   (14,831,355)   (502,187,599)   1,192,709  $ 39,667,734

SERIES B
(Growth-Income)       6,888,086   185,653,361   19,126,180     446,787,567   (12,955,147)   (350,786,312)  13,059,119   281,654,616

SERIES C
(Money Market)       37,346,545   463,016,230    1,152,391      13,920,392   (35,964,864)   (445,118,022)   2,534,072    31,818,600

SERIES D
(Worldwide
Equity)              16,626,302   118,392,678    7,168,700      51,432,969   (17,807,219)   (125,559,927)   5,987,783    44,265,720

SERIES E
(High Grade
 Income)              5,355,952    62,221,174    1,610,501      17,705,073    (6,480,137)    (74,505,815)     486,316     5,420,432

SERIES H              2,412,008    24,541,073       15,790         169,904      (183,886)     (1,916,109)   2,243,912    22,794,868
(Enhanced Index)

SERIES I
(International)         795,967     8,107,206         --              --         (37,572)       (404,327)     758,395     7,702,879

SERIES J              6,061,314   138,477,874    2,464,999      48,158,309    (6,331,881)   (140,165,225)   2,194,432    46,470,958
(Mid Cap)

SERIES K
(Global Strategic
 Income)                432,150     4,064,359        8,685          81,725      (620,803)     (5,822,764)    (179,968)   (1,676,680)

SERIES M
(Global Total
 Return)                586,754     7,362,033      399,419       4,800,670    (1,133,234)    (14,187,256)    (147,061)   (2,024,553)

SERIES N
(Managed Asset
 Allocation)          2,746,352    44,801,549      199,922       3,277,046    (1,886,535)    (30,925,422)   1,059,739    17,153,173

SERIES O
(Equity Income)       4,114,745    75,055,060    1,064,216      17,833,507    (4,312,184)    (78,270,591)     866,777    14,617,976

SERIES P
(High Yield)            839,192    14,247,493      109,820       1,702,368      (604,063)    (10,235,157)     344,949     5,714,704

SERIES S
(Social)              4,020,402   116,405,290      296,421       8,184,046    (2,231,917)    (65,006,441)   2,084,906    59,582,895

SERIES V
(Value)               2,029,713    32,581,222      103,381       1,576,791      (818,466)    (12,937,497)   1,314,628    21,220,516

SERIES X
(Small Cap)           2,414,886    34,988,350       59,402       1,098,875      (728,592)    (10,039,599)   1,745,696    26,047,626

SERIES Y
(Select 25)           3,129,371    34,007,124         --              --        (591,953)     (6,647,444)   2,537,418    27,359,680

--------------------------------------------------------------------------------
                                       125

DECEMBER 31, 1999


                                                                                                              1998         1998
                       1998         1998           1998        1998           1998             1998         INCREASE     INCREASE
                      SHARES       AMOUNT         SHARES      AMOUNT         SHARES           AMOUNT       (DECREASE)   (DECREASE)
                       SOLD         SOLD        REINVESTED  REINVESTED      REDEEMED         REDEEMED        SHARES       AMOUNT
                    ----------  -------------   ---------- -------------   -----------     ------------    ---------  -------------
SERIES A            13,115,840  $ 403,874,053    2,571,222 $  79,656,454   (11,564,167)   $(358,204,267)   4,122,895  $ 125,326,240
(Growth)

SERIES B             5,555,901    221,999,609    3,659,924 $ 149,837,298    (7,951,710)    (313,790,993)   1,264,115     58,045,914
(Growth-Income)

SERIES C            33,024,715    408,017,212      530,017     6,397,306   (31,152,783)    (385,059,478)   2,401,949     29,355,040
(Money Market)

SERIES D            21,025,414    132,226,186    4,367,946    28,129,575   (20,050,195)    (126,506,277)   5,343,165     33,849,484
(Worldwide
 Equity)

SERIES E             9,193,741    111,833,663      736,163     8,568,936    (8,974,467)    (108,689,374)     955,437     11,713,225
(High Grade
 Income)

SERIES J             5,406,352    107,368,787    1,204,066    25,362,376    (5,166,083)    (106,457,311)   1,444,335     26,273,852
(Mid Cap)

SERIES K               806,113      8,305,713      153,600     1,470,621    (1,055,973)     (10,896,062)     (96,260)    (1,119,728)
(Global Strategic
 Income)

SERIES M               884,712     11,022,394      268,436     3,358,140    (1,577,250)     (19,704,926)    (424,102)    (5,324,392)
(Global Total
 Return)

SERIES N             2,885,843     42,450,822       82,992     1,211,684      (964,871)     (14,176,092)   2,003,964     29,486,414
(Managed Asset
 Allocation)

SERIES O             5,624,422    100,221,196      458,869     8,378,947    (3,493,846)     (61,560,607)   2,589,445     47,039,536
(Equity Income)

SERIES P               766,900     13,512,225       74,465     1,264,861      (335,963)      (5,910,834)     505,402      8,866,252
(High Yield)

SERIES S             2,302,241     56,874,790      125,263     3,033,860    (1,066,288)     (25,615,469)   1,361,216     34,293,181
(Social)

SERIES V               943,201     13,173,169       30,259       447,227      (218,251)      (2,995,788)     755,209     10,624,608
(Value)

SERIES X               313,489      3,021,171          489         5,176       (62,341)        (580,773)     251,637      2,445,574
(Small Cap)

8. DIRECTED BROKERAGE

     The Fund has directed certain portfolio trades to brokers who paid a portion of each Series expenses. Expenses were reduced as indicated in the table below:

                                          YEAR ENDED
                                          12/31/99
                                          --------
                Series A                  $9,652
                Series B                   8,654
                Series J                   2,006
                Series M                     423
                Series S                   1,404
                Series V                     173
                Series Y                      33

9. FEDERAL TAX MATTERS

     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. For federal income tax purposes, Series A, B, D, H, J, K, M, O, P, S, V, and X hereby designate $43,545,790, $294,935,723,
$27,806,329, $30,010, $28,323,218, $61,725, $2,417,605, $6,790,759, $19,266,
$7,112,344, $1,216,424 and $3,970 respectively as capital gains dividends for the fiscal year ended December 31, 1999.

     At December 31, 1999, Series E, K, S and Y have capital loss carry forwards of: $12,418,893 (expires in 2002, 2004, 2005 and 2007), $452,492 (expires in
2007), $1,435,718 (expires in 2007) and $91,338 (expires in 2007) respectively.

    The income dividends paid by the Funds are taxable as ordinary income on the shareholder's tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to the fiscal year ended December 31, 1999 that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue code for each Series was: A, 100%; Series B, 46%; Series C, 0%; Series D, 1%; Series E, 0%; Series H, 39%; Series I, 0%; Series J, 10%; Series K, 0%; Series M, 11%; Series N, 29%; Series O, 81%; Series P, 2%; Series S, 100%; Series V, 100%; Series X, 0%; and Series Y, 0%.

--------------------------------------------------------------------------------
                                       126

REPORT OF INDEPENDENT AUDITORS

TO THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of SBL Fund (comprised of Series A, B, C, D, E, H, I, J, K, M, N, O, P, S, V, X and Y portfolios) (the Fund) as of December 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodians and brokers. As to certain securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Fund at December 31, 1999, and the results of their operations, changes in their net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States.


                                   /s/ERNST & YOUNG LLP


Kansas City, Missouri
February 11, 2000


--------------------------------------------------------------------------------
                                       127

SECURITY FUNDS
OFFICERS AND DIRECTORS
----------------------

DIRECTORS
---------

Donald A. Chubb, Jr.
John D. Cleland
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Maynard F. Oliverius
James R. Schmank

OFFICERS
--------

John D. Cleland, President
James R. Schmank, Vice President
Terry A. Milberger, Vice President
Cindy L. Shields, Vice President
Steven M. Bowser, Vice President
David Eshnaur, Vice President
Michael A. Petersen, Vice President
James P. Schier, Vice President
Thomas A. Swank, Vice President
Amy J. Lee, Secretary
Christopher D. Swickard, Assistant Secretary
Brenda M. Harwood, Treasurer



This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which contains details concerning the sales charges and other pertinent information.





-----------------------------------                            -----------------
[LOGO] SECURITY DISTRIBUTORS, INC.                                BULK RATE
-----------------------------------                            U.S. POSTAGE PAID
700 SW Harrison St.                                             PERMIT NO. 941
Topeka, KS 66636-0001                                            CHICAGO, IL
                                                               -----------------